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MORGAN STANLEY INVESTMENT MANAGEMENT

[MORGAN STANLEY LOGO]

MORGAN STANLEY
INSTITUTIONAL FUND, INC.

EMERGING MARKETS DEBT PORTFOLIO


APRIL 28, 2006


PROSPECTUS

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
INVESTMENT SUMMARY
PORTFOLIO
Emerging Markets Debt Portfolio                                               1
Additional Risk Factors and Information                                       3
FEES AND EXPENSES OF THE PORTFOLIO                                            5
FUND MANAGEMENT                                                               7
SHAREHOLDER INFORMATION                                                       8
FINANCIAL HIGHLIGHTS                                                         12

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                              INVESTMENT SUMMARY

EMERGING MARKETS DEBT PORTFOLIO

OBJECTIVE

THE EMERGING MARKETS DEBT PORTFOLIO SEEKS HIGH TOTAL RETURN BY INVESTING PRIMARILY IN FIXED INCOME SECURITIES OF GOVERNMENT AND GOVERNMENT-RELATED ISSUERS AND, TO A LESSER EXTENT, OF CORPORATE ISSUERS IN EMERGING MARKET COUNTRIES.

APPROACH

The Adviser, Morgan Stanley Investment Management Inc., seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Using macroeconomic and fundamental analysis, the Adviser seeks to identify developing countries that are believed to be undervalued and have attractive or improving fundamentals. After the country allocation is determined, the sector and security selection is made within each country.

PROCESS

The Adviser analyzes the global economic environment and its impact on emerging markets. The Adviser focuses on investing in countries that show signs of positive fundamental change. This analysis considers macroeconomic factors, such as GDP growth, inflation, monetary policy, fiscal policy and interest rates and sociopolitical factors, such as political risk, leadership, social stability and commitment to reform. In selecting securities, the Adviser first examines yield curves with respect to a country and then considers instrument-specific criteria, including (i) spread duration; (ii) real interest rates; and (iii) liquidity. The Portfolio's holdings may range in maturity from overnight to 30 years or more and will not be subject to any minimum credit rating standard. The Adviser may, when or if available, use certain strategies, including the use of derivatives, to protect the Portfolio from overvalued currencies or to take advantage of undervalued currencies. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in debt securities of issuers located in emerging market countries. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes.

An issuer is located in an emerging market country if (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets or (iii) it is organized under the laws of, or has a principal office in, an emerging market country.

Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe.

RISKS

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in lower-rated and unrated fixed income securities in emerging markets. Market prices of fixed income securities respond to economic developments as well as to perceptions of the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value as interest rates rise and vice versa. Investing in emerging markets intensifies risk, because lower quality fixed income securities are more volatile in price. The Portfolio invests in many fixed income securities that are rated below "investment grade" or are not rated, but are of equivalent quality. These fixed income securities are often referred to as "high yield securities" or "junk bonds." High yield securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. Prices of longer term fixed income securities also are generally more volatile, so the average maturity of the securities in the Portfolio affects risk.

Investing in foreign countries, particularly emerging market countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, the Portfolio's investments in foreign countries may be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. The Adviser may invest in certain instruments, such as derivatives, and may use certain techniques such as hedging, to manage these risks. However, the Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so. The Adviser may use derivatives for other purposes such as gaining exposure to foreign markets.

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In addition, the Portfolio may sell securities short. In a short sale transaction, the Portfolio sells a borrowed security in anticipation of a decline in the market value of that security, hoping to profit from the difference between the amount received from the sale and the cost of replacing the borrowed security. If the Adviser incorrectly predicts that the price of a borrowed security will decline, the Portfolio may lose money because the amount necessary to replace the borrowed security will be greater than the amount received from the sale. The Portfolio may borrow money for investment purposes. Borrowing for investment purposes is a speculative activity that creates leverage. Leverage will magnify the effect of increases and decreases in prices of portfolio securities. In addition, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

The risks of investing in the Portfolio may be intensified because the Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the Portfolio's performance more than if the Portfolio were diversified.

Please see "Additional Risk Factors and Information" for further information about these and other risks of investing in the Portfolio.

ANNUAL TOTAL RETURNS (CLASS A)

Commenced operations on February 1, 1994

                                     [CHART]

1996    50.52%
1997    18.29%
1998   -35.95%
1999    29.22%
2000    12.81%
2001    10.57%
2002    11.29%
2003    28.46%
2004    10.07%
2005    12.78%

HIGH QUARTER   (Q3 '96)    16.68%
LOW QUARTER    (Q3 '98)   -39.82%

AVERAGE ANNUAL TOTAL RETURNS

(for the calendar periods ended December 31, 2005)


                                                      PAST       PAST        PAST      SINCE
                                                    ONE YEAR  FIVE YEARS  TEN YEARS  INCEPTION
                                                    ------------------------------------------
CLASS A (commenced operations on February 1, 1994)
----------------------------------------------------------------------------------------------
Return before Taxes                                   12.78%     14.43%     12.59%     11.37%
----------------------------------------------------------------------------------------------
Return after Taxes on Distributions                   10.52%     11.36%      5.03%      4.23%
----------------------------------------------------------------------------------------------
Return after Taxes on Distributions and Sale of
   Fund Shares                                         8.30%     10.58%      5.65%      4.85%
----------------------------------------------------------------------------------------------
J.P. Morgan EMBG Index (reflects no deduction
   for fees, expenses or taxes)(1)                    10.73%     12.25%     12.99%     11.01%
----------------------------------------------------------------------------------------------
Lipper Emerging Markets Debt Funds Index
   (reflects no deduction for taxes)(2)               13.75%     15.23%     13.38%       N/A
----------------------------------------------------------------------------------------------

CLASS B (commenced operations on January 2, 1996)
----------------------------------------------------------------------------------------------
Return before Taxes                                   12.54%     14.19%       N/A      12.23%
----------------------------------------------------------------------------------------------
J.P. Morgan EMBG Index (reflects no deduction
   for fees, expenses or taxes)(1)                    10.73%     12.25%       N/A      12.86%
----------------------------------------------------------------------------------------------
Lipper Emerging Markets Debt Funds Index
   (reflects no deduction for taxes)(2)               13.75%     15.23%       N/A      13.24%
----------------------------------------------------------------------------------------------

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the performance of the Portfolio year-by-year and as an average over different periods of time. The bar chart shows returns for Class A shares only. The Portfolio's Class B shares would have had similar annual returns, but returns would have been generally lower as expenses of this class are higher. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The indices do not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the indices' performance. The indices are unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

(1) The J.P. Morgan Emerging Markets Bond Global (EMBG) Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, including Brady bonds, loans, Eurobonds and local market instruments for over 30 emerging market countries.

(2) The Lipper Emerging Markets Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index.

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ADDITIONAL RISK FACTORS AND INFORMATION

PRICE VOLATILITY

The value of your investment in the Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. Fixed income securities, regardless of credit quality, also experience price volatility, especially in response to interest rate changes. As a result of price volatility, there is a risk that you may lose money by investing in the Portfolio.

FOREIGN INVESTING

To the extent that the Portfolio invests in foreign issuers, there is the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, some of the Portfolio's securities, including underlying securities represented by depositary receipts, generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country.

FOREIGN SECURITIES

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls or diplomatic developments that could affect the Portfolio's investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

The Portfolio may invest in debt obligations known as "sovereign debt," which are obligations of governmental issuers in emerging market countries and industrialized countries. Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations.

FOREIGN CURRENCY

In general, foreign securities are denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since the Portfolio may invest in such securities, and therefore may convert the value of foreign securities into dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolio's assets. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

EMERGING MARKET RISKS

The Portfolio may invest in emerging market countries, which are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging markets countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe.

Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market countries may be more precarious than in other countries. These characteristics result in greater risk of price volatility in emerging market countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

DERIVATIVES AND OTHER INVESTMENTS

The Portfolio may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives include futures, options, forward contracts, swaps, collateralized mortgage obligations ("CMOs") and structured investments. These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purposes.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific obligation underlying the contract at a specified future time and at a specified price. The Portfolio may use futures contracts to gain or modify exposure to an entire market (e.g., stock index futures) or to control their exposure to changing foreign currency exchange rates or interest rates. The Portfolio may use futures to control its exposure to changes in interest rates and to manage the overall maturity and duration of its securities holdings.

If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of a security or futures contract at an agreed-upon price. If the Portfolio "writes" an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of a security or futures contract at an agreed-upon price.

A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency.

The Portfolio may enter into swap transactions, which are contracts in which the Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, securities indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed income portfolio, or to gain exposure to a market without directly investing in securities traded in that market.

The Portfolio may enter into credit default swap contracts for hedging purposes, to add leverage to its portfolio or to gain exposure to a credit in which the Portfolio may otherwise invest. When used for hedging purposes, the

[SIDENOTE]

This section discusses additional risk factors and information relating to the Portfolio. The Portfolio's investment practices and limitations are described in more detail in the Statement of Additional Information ("SAI"), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Portfolio would be the buyer of a credit default swap contract. In that case, the Portfolio would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have spent the stream of payments and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

CMOs are derivatives based on mortgage securities. CMOs are issued in a number of series (known as "tranches"), each of which has a stated maturity. Cash flow from the underlying mortgages is allocated to the tranches in a predetermined, specified order. They usually have two classes, one receiving most of the principal payments from the mortgages, and one receiving most of the interest. In some cases, classes may receive interest only (called "IOs") or principal only (called "POs"). IOs and POs may exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, the yield to maturity of IOs and POs is extremely sensitive to prepayment levels. As a result, higher or lower rates of prepayment than that anticipated can have a material effect on the Portfolio's yield to maturity and could cause the Portfolio to suffer losses.

Structured investments are securities that are convertible into, or the value of which is based upon the value of, other fixed income or equity securities or indices upon certain terms and conditions. The amount the Portfolio receives when it sells a structured investment or at maturity of a structured investment is not fixed, but is based on the price of the underlying security or index.

RISKS OF DERIVATIVES

The primary risks of derivatives are: (i) changes in the market value of securities held by the Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for the Portfolio to sell a derivative, which could result in difficulty closing a position and (iii) certain derivatives can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. In addition, some derivatives are subject to counterparty risk.

To minimize this risk, the Portfolio may enter into derivatives transactions only with counterparties that meet certain requirements for credit quality and collateral. Also, the Portfolio may invest in certain derivatives that require the Portfolio to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. At certain levels, this can cause the Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests or meeting other obligations. If the Portfolio is in that position, it could be forced to sell other securities that it wanted to retain.

Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's obligations under a forward or futures contract with the value of securities denominated in a particular currency.

Mortgage derivatives are subject to the risks of price movements in response to changing interest rates and the level of prepayments made by borrowers. Depending on the class of CMO that the Portfolio holds, these price movements may be significantly greater than those experienced by mortgage securities generally, depending on whether the payments are predominantly based on the principal or interest paid on the underlying mortgages. IOs and POs may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturities. IOs and POs may exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, the yield to maturity of IOs and POs is extremely sensitive to prepayment levels. As a result, higher or lower rates of prepayment than that anticipated can have a material effect on the Portfolio's yield to maturity and could cause the Portfolio to suffer losses.

INVESTMENT DISCRETION

In pursuing the Portfolio's investment objective, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis, and which trading strategies it uses. For example, the Adviser may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Portfolio's performance.

BANK INVESTORS

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

TEMPORARY DEFENSIVE INVESTMENTS

When the Adviser believes that changes in economic, financial or political conditions warrant, the Portfolio may invest without limit in certain short- and medium-term fixed income securities for temporary defensive purposes that may be inconsistent with the Portfolio's principal investment strategies. If the Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect the Portfolio's performance and the Portfolio may not achieve its investment objective.

PORTFOLIO TURNOVER

Consistent with its investment policies, the Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders. The Portfolio may engage in frequent trading of securities to achieve its investment objective.

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                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                              FEES AND EXPENSES OF THE PORTFOLIO

FEES AND EXPENSES OF THE PORTFOLIO


                                                                      EMERGING
                                                                    MARKETS DEBT
                                                                      PORTFOLIO
--------------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
Redemption Fee (as a % of the amount redeemed)+                         2.00%
--------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)
ADVISORY FEES*
--------------------------------------------------------------------------------
Class A                                                                 0.75%
--------------------------------------------------------------------------------
Class B                                                                 0.75%
--------------------------------------------------------------------------------
12b-1 FEE
--------------------------------------------------------------------------------
Class A                                                                 NONE
--------------------------------------------------------------------------------
Class B                                                                 0.25%
--------------------------------------------------------------------------------
OTHER EXPENSES*
--------------------------------------------------------------------------------
Class A                                                                 0.26%
--------------------------------------------------------------------------------
Class B                                                                 0.26%
--------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES*
--------------------------------------------------------------------------------
Class A                                                                 1.01%
--------------------------------------------------------------------------------
Class B                                                                 1.26%
--------------------------------------------------------------------------------


+ Payable to the Portfolio on shares redeemed within 30 days of purchase. See "Shareholder Information--How To Redeem Shares" and "Shareholder Information--Frequent Purchases and Redemptions of Shares" for more information on redemption fees.

* This table does not show the effects of the Adviser's voluntary fee waivers and/or expense reimbursements. The Adviser has voluntarily agreed to waive a portion of its fees and/or reimburse expenses if total annual portfolio operating expenses, excluding certain investment related expenses described below, exceed 1.00% for Class A shares and 1.25% for Class B shares.

     In determining the actual amount of voluntary advisory fee waiver and/or expense reimbursement for the Portfolio, if any, certain investment related expenses, such as foreign country tax expense and interest expense on borrowings, are excluded from total annual portfolio operating expenses. If these expenses were included, the Portfolio's total annual portfolio operating expenses after voluntary fee waivers and/or reimbursements would exceed the percentage limits in the preceding paragraph.

     Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time and without notice.

[SIDENOTE]

The Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Total Annual Portfolio Operating Expenses in the table do not reflect voluntary fee waivers and/or expense reimbursements from the Adviser, which are described in the footnotes.

EXAMPLE

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
EMERGING MARKETS DEBT PORTFOLIO
--------------------------------------------------------------------------------
Class A                                     $103      $322      $558     $1,236
--------------------------------------------------------------------------------
Class B                                     $128      $400      $692     $1,523
--------------------------------------------------------------------------------


[SIDENOTE]

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be equal to the amounts reflected in the table to the right.

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                              FUND MANAGEMENT

INVESTMENT ADVISER

Morgan Stanley Investment Management Inc., with principal offices at 1221 Avenue of the Americas, New York, NY 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of the Adviser and the indirect parent of Morgan Stanley Distribution, Inc. ("Morgan Stanley Distribution"), the Fund's Distributor. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses - securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of March 31, 2006, the Adviser, together with its affiliated asset management companies, had approximately $445 billion in assets under management with approximately $251 billion in institutional assets.

ADVISORY FEES

For the fiscal year ended December 31, 2005, the Adviser received a fee for advisory services (net of fee waivers and/or expense reimbursements) equal to 0.75% of the Portfolio's average daily net assets.

PORTFOLIO MANAGEMENT

The Portfolio's assets are managed within the Emerging Markets Debt team. The team consists of portfolio managers and analysts. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are Abigail L. McKenna, Managing Director of the Adviser, and Eric J. Baurmeister and Federico L. Kaune, Executive Directors of the Adviser.

Abigail L. McKenna has been associated with the Adviser in an investment management capacity since August 1996 and has been managing the Portfolio since October 1998. Eric J. Baurmeister has been associated with the Adviser in an investment management capacity since October 1997 and has been managing the Portfolio since April 2002. Federico L. Kaune has been associated with the Adviser in an investment management capacity since August 2002 and has been managing the Portfolio since April 2003. Prior to joining the Adviser, he was a Senior Vice President and Senior Economist at Goldman Sachs. Ms. McKenna, Mr. Baurmeister and Mr. Kaune are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio.

ADDITIONAL INFORMATION

The Fund's STATEMENT OF ADDITIONAL INFORMATION provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change without notice from time to time.

A discussion regarding the basis for the Board of Directors approval of the Investment Advisory Agreement is available in the Fund's semi-annual report to shareholders for the period ended June 30, 2005.

SHAREHOLDER INFORMATION

DISTRIBUTION OF PORTFOLIO SHARES

Morgan Stanley Distribution is the exclusive Distributor of Class A shares and Class B shares of the Portfolio. Morgan Stanley Distribution receives no compensation from the Fund for distributing Class A shares of the Portfolio. The Fund has adopted a Plan of Distribution with respect to the Class B shares of the Portfolio pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Portfolio pays the Distributor a distribution fee of 0.25% of the Class B shares' average daily net assets on an annualized basis. The distribution fee compensates the Distributor for marketing and selling Class B shares. The Distributor may pay others for providing distribution-related and other services, including account maintenance services. Over time the distribution fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Adviser and/or Distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers or other service providers in connection with the sale or retention of the Portfolio's shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's Statement of Additional Information.

ABOUT NET ASSET VALUE

The net asset value ("NAV") per share of a class of shares of the Portfolio is determined by dividing the total of the value of the Portfolio's investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of outstanding shares of that class of the Portfolio. In making this calculation, the Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, including circumstances under which the Adviser determines that a security's market price is not accurate, fair value prices may be determined in good faith using methods approved by the Fund's Board of Directors. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the values of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

PRICING OF PORTFOLIO SHARES

You may buy or sell (redeem) Class A and Class B shares of the Portfolio at the NAV next determined for the class after receipt of your order. The Fund determines the NAV per share for the Portfolio as of the close of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business (the "Pricing Time").

PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's SAI.

HOW TO PURCHASE SHARES

You may purchase Class A shares and Class B shares of the Portfolio directly from the Fund, from the Distributor or through certain third parties ("Financial Intermediaries") on each day that the Portfolio is open for business.

Investors purchasing shares through a Financial Intermediary may be charged a transaction-based or other fee by the Financial Intermediary for its services. If you are purchasing Class A or Class B shares through a Financial Intermediary, please consult your Financial Intermediary for purchase instructions.

The minimum initial investment generally is $500,000 for Class A shares and $100,000 for Class B shares of the Portfolio. If the value of your account falls below the minimum initial investment amount for Class A shares or Class B shares as a result of share redemptions, your account may be subject to involuntary conversion or involuntary redemption. You will be notified prior to any such conversions or redemptions. The Adviser may waive the minimum initial or additional investment and involuntary conversion or redemption features for certain investors, including individuals purchasing through a Financial Intermediary.

Shares may, in the Fund's discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Portfolio shares of equal value.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                              SHAREHOLDER INFORMATION

and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

INITIAL PURCHASE BY MAIL

You may open an account, subject to acceptance by the Fund, by completing and signing an Account Registration Form provided by JPMorgan Investor Services Company ("JPMorgan"), the Fund's transfer agent, which you can obtain by calling JPMorgan at 1-800-548-7786 and mailing it to Morgan Stanley Institutional Fund, Inc., c/o JPMorgan Investor Services Company, P.O. Box 182913, Columbus, OH 43218-2913 together with a check payable to Morgan Stanley Institutional Fund, Inc.

Please note that payments to investors who redeem shares purchased by check will not be made until payment of the purchase has been collected, which may take up to eight business days after purchase. You can avoid this delay by purchasing shares by wire.

INITIAL PURCHASE BY WIRE

You may purchase shares of the Portfolio by wiring Federal Funds to JPMorgan Chase Bank, the Portfolio's Custodian. YOU SHOULD FORWARD A COMPLETED ACCOUNT REGISTRATION FORM TO JPMORGAN IN ADVANCE OF THE WIRE. See the section above entitled "Pricing of Portfolio Shares." Instruct your bank to send a Federal Funds (monies credited by a Federal Reserve Bank) wire in a specified amount to the Custodian using the following wire instructions:

JPMORGAN CHASE BANK
270 Park Avenue
New York, NY 10017
ABA #021000021
DDA #910-2-733293
Attn: Morgan Stanley Institutional Fund, Inc.
Subscription Account
Ref: (Portfolio Name, Account Number,
Account Name)

ADDITIONAL INVESTMENTS

You may purchase additional shares for your account at any time by purchasing shares at net asset value by any of the methods described above. For additional purchases directly from the Fund, your account name, the Portfolio name and the class selected must be specified in the letter to assure proper crediting to your account. In addition, you may purchase additional shares by wire by following instructions under "Initial Purchase by Wire."

OTHER TRANSACTION INFORMATION

The Fund may suspend the offering of shares, or any class of shares, of the Portfolio or reject any purchase orders when we think it is in the best interests of the Fund.

Certain patterns of exchange and/or purchase or sale transactions involving the Portfolio may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder's account being closed. Determination in this regard may be made based on the frequency or dollar amount of the previous exchange or purchase or sale transaction. See "Frequent Purchases and Redemptions of Shares."

HOW TO REDEEM SHARES

You may redeem Portfolio shares directly from the Fund, through the Distributor or through your Financial Intermediary, each as described above under "How To Purchase Shares." The redemption price will be the NAV per share calculated at the next Pricing Time, which may be more or less than the purchase price of your shares.

The Fund will ordinarily distribute redemption proceeds in cash within one business day of your redemption request, but it may take up to seven days. However, if you purchased shares by check, the Fund will not distribute redemption proceeds until it has collected your purchase payment, which may take up to eight days. In certain circumstances, for example, if payment of redemption proceeds in cash would be detrimental to the remaining shareholders, the Portfolio may pay a portion of the redemption proceeds by a distribution-in-kind of readily marketable portfolio securities.

Shares of the Portfolio redeemed within 30 days of purchase will be subject to a 2% redemption fee, payable to the Portfolio. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. The redemption fee is not imposed on redemptions made: (i) through systematic withdrawal/exchange plans, (ii) through pre-approved asset allocation programs, (iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles and (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment Management investment team. The redemption fee is calculated based on, and deducted from, the redemption proceeds. Each time you redeem or exchange shares, the shares held the longest will be redeemed or exchanged first.

The redemption fee may not be imposed on transactions that occur through certain omnibus accounts at Financial Intermediaries. Certain Financial Intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the Portfolio's redemption fee or may impose certain trading restrictions to deter market timing and frequent trading. If you invest in the Portfolio through a Financial Intermediary, please read that Financial Intermediary's materials carefully to learn about any other restrictions or fees that may apply.

EXCHANGE PRIVILEGE

You may exchange Portfolio shares for the same class of shares of other available portfolios of the Fund. In addition, you may exchange Class A shares for Institutional Class shares or Class B shares for Adviser Class shares of available portfolios of Morgan Stanley Institutional Fund Trust. Exchanges are effected based on the respective NAVs of the applicable portfolios (subject to any applicable redemption fee). To obtain a prospectus for another portfolio, call the Fund at 1-800-548-7786 or contact your Financial Intermediary. If you purchased Portfolio shares through a Financial Intermediary, certain portfolios may be unavailable for exchange. Contact your Financial Intermediary to determine which portfolios are available for exchange.

You can process your exchange by contacting your Financial Intermediary. Otherwise, you should send exchange requests to the Fund's Transfer Agent by mail to Morgan Stanley Institutional Fund, Inc., c/o JPMorgan Investor Services Company, P.O. Box 182913, Columbus, OH 43218-2913. Exchange requests can also be made by calling 1-800-548-7786.

For your protection when calling the Fund, we will employ reasonable procedures to confirm that redemption instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security number or other tax identification number. Telephone instructions may also be recorded.

When you exchange for shares of another portfolio, your transaction will be treated the same as an initial purchase.

You will be subject to the same minimum initial investment and account size as an initial purchase. Your exchange price will be the price calculated at the next Pricing Time after the Fund receives your exchange order. The Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases. An exchange of shares of the Portfolio held for less than 30 days from the date of purchase will be subject to the 2% redemption fee described under the section "How To Redeem Shares." The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice.

FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

Frequent purchases and redemptions of shares by Portfolio shareholders are referred to as "market-timing" or "short-term trading" and may present risks for other shareholders of the Portfolio, which may include, among other things, diluting the value of the Portfolio's shares held by long-term shareholders, interfering with the efficient management of the Portfolio, increasing brokerage and administrative costs, incurring unwanted taxable gains and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may purchase shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would redeem the Portfolio's shares the next day when the Portfolio's share

THE FUND CURRENTLY CONSISTS OF THE FOLLOWING PORTFOLIOS:

U.S. EQUITY

Focus Equity Portfolio
Large Cap Relative Value Portfolio
Small Company Growth Portfolio*
Systematic Active Large Cap Core Portfolio
Systematic Active Small Cap Core Portfolio
Systematic Active Small Cap Growth Portfolio
Systematic Active Small Cap Value Portfolio
U.S. Large Cap Growth Portfolio
U.S. Real Estate Portfolio

GLOBAL AND INTERNATIONAL EQUITY

Active International Allocation Portfolio

Emerging Markets Portfolio
Global Franchise Portfolio

Global Value Equity Portfolio

International Equity Portfolio**
International Growth Equity Portfolio

International Magnum Portfolio

International Real Estate Portfolio

International Small Cap Portfolio**

FIXED INCOME

Emerging Markets Debt Portfolio

MONEY MARKET

Money Market Portfolio
Municipal Money Market Portfolio

*    Portfolio is currently closed to new investors
**   Portfolio is currently closed to new investors with certain exceptions

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                              SHAREHOLDER INFORMATION

price would reflect the increased prices in foreign markets for a quick profit at the expense of long-term Portfolio shareholders.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed income securities, such as high yield bonds, may be adversely affected by price arbitrage trading strategies.

The Fund discourages and does not accommodate frequent purchases and redemptions of Portfolio shares by Portfolio shareholders and the Fund's Board of Directors has adopted policies and procedures with respect to such frequent purchases and redemptions.

The Fund's policies with respect to purchases and redemptions of Portfolio shares are described in the "Shareholder Information--How To Purchase Shares," "Shareholder Information--Other Transaction Information," "Shareholder Information--How To Redeem Shares" and "Shareholder Information--Exchange Privilege" sections of this Prospectus. Except as described in each of these sections, and with respect to omnibus accounts, the Fund's policies regarding frequent trading of Portfolio shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment managers, broker-dealers, transfer agents and third party administrators, the Fund (i) has requested assurance that such intermediaries currently selling Portfolio shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund's policies with respect to frequent purchases, redemptions and exchanges of Portfolio shares.

With respect to trades that occur through omnibus accounts at intermediaries, the Fund is currently limited in its ability to monitor trading activity or enforce the redemption fee with respect to customers of such intermediaries. Omnibus accounts generally do not identify customers' trading activity to the Fund on an individual basis. Consequently, the Fund must rely on the Financial Intermediary to monitor frequent short-term trading within the Portfolio by the Financial Intermediary's customers and to collect the Portfolio's redemption fee from its customers. There can be no assurances that the Fund will be able to eliminate all market-timing activities.

DIVIDENDS AND DISTRIBUTIONS

The Portfolio's policy is to distribute to shareholders substantially all of its net investment income, if any, in the form of an annual dividend and to distribute net realized capital gains, if any, at least annually.

The Fund automatically reinvests all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to the Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the Account Registration Form.

TAXES

The dividends and distributions you receive from the Portfolio may be subject to Federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. For taxable years beginning before January 1, 2009, dividends paid by the Portfolio that are attributable to "qualified dividends" (as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003) received by the Portfolio may be taxed at reduced rates to individual shareholders (15% at the maximum), if certain requirements are met by the Portfolio and the shareholders. "Qualified dividends" include dividends distributed by certain foreign corporations (generally, corporations incorporated in a possession of the United States, some corporations eligible for treaty benefits under a treaty with the United States, and corporations whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). Dividends paid by the Portfolio not attributable to "qualified dividends" received by the Portfolio, including distributions of short-term capital gains, will be taxed at normal tax rates applicable to ordinary income. Long-term capital gains distributions to individuals are taxed at a reduced rate (15% at the maximum) before January 1, 2009, regardless of how long you have held your shares. Unless further Congressional legislative action is taken, reduced rates for dividends and long-term capital gain will cease to be in effect after December 31, 2008. The Portfolio may be able to pass through to you a credit for foreign income taxes it pays. The Fund will tell you annually how to treat dividends and distributions. The Portfolio expects to distribute primarily ordinary income dividends.

If you redeem shares of the Portfolio, you may be subject to tax on any gains you earn based on your holding period for the shares and your marginal tax rate. An exchange of shares of the Portfolio for shares of another portfolio is a sale of Portfolio shares for tax purposes. Conversions of shares between classes will not result in taxation.

Because each investor's tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.

FINANCIAL HIGHLIGHTS

The financial highlights tables that follow are intended to help you understand the financial performance of the Class A shares and Class B shares of the Portfolio for the past five years. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP. Ernst & Young LLP's report, along with the Portfolio's financial statements, are incorporated by reference into the Fund's SAI and are included in the Fund's Annual Report to Shareholders. The Annual Report and the Portfolio's financial statements, as well as the SAI, are available at no cost from the Fund at the toll-free number noted on the back cover to this Prospectus.


EMERGING MARKETS DEBT PORTFOLIO


                                                                      YEAR ENDED DECEMBER 31,
                                                         ------------------------------------------------
CLASS A                                                    2005      2004       2003      2002      2001
---------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                     $  3.64   $  3.53    $  2.95   $  2.95   $  2.88
---------------------------------------------------------------------------------------------------------
Income (Loss) from Investment Operations
Net Investment Income (Loss)                                0.27+     0.26+      0.25+     0.27+     0.21
Net Realized and Unrealized Gain (Loss) on Investments      0.19      0.10       0.59      0.06      0.09
---------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                            0.46      0.36       0.84      0.33      0.30
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF

Net Investment Income                                      (0.23)    (0.25)     (0.26)    (0.33)    (0.23)
---------------------------------------------------------------------------------------------------------
Redemption Fees                                             0.00++    0.00++      --        --        --
---------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $  3.87   $  3.64    $  3.53   $  2.95   $  2.95
---------------------------------------------------------------------------------------------------------
TOTAL RETURN                                               12.78%    10.07%     28.46%    11.29%    10.57%
---------------------------------------------------------------------------------------------------------
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)                    $92,294   $81,109    $54,647   $48,769   $52,561
Ratio of Expenses to Average Net Assets(1)                  1.01%     1.04%#     1.16%     1.06%     1.13%
Ratio of Expenses to Average Net Assets
   Excluding Bank Overdraft Expense                         1.00%     1.04%      1.13%      N/A       N/A
Ratio of Net Investment Income to Average
   Net Assets(1)                                            7.02%     7.33%      7.48%     8.79%     8.22%
Portfolio Turnover Rate                                       84%      151%       216%      157%      316%
---------------------------------------------------------------------------------------------------------
(1) Ratios before expense limitations:
    Expenses to Average Net Assets                           N/A      1.07%       N/A       N/A       N/A
    Net Investment Income to Average Net Assets              N/A      7.30%       N/A       N/A       N/A
---------------------------------------------------------------------------------------------------------


+    Per share amount is based on average shares outstanding.

++   Amount is less than $0.005 per share.

# Effective May 1, 2004, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.00% for Class A shares and 1.25% for Class B shares. Prior to May 1, 2004, these maximum ratios were 1.75% for Class A shares and 2.00% for Class B shares.

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                              FINANCIAL HIGHLIGHTS

EMERGING MARKETS DEBT PORTFOLIO

                                                                   YEAR ENDED DECEMBER 31,
                                                         ------------------------------------------
CLASS B                                                   2005     2004     2003      2002    2001
---------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                     $ 3.72   $ 3.60   $ 3.00   $ 3.01   $ 2.92
---------------------------------------------------------------------------------------------------
Income (Loss) from Investment Operations
Net Investment Income (Loss)                               0.26+    0.26+    0.25+    0.26+    0.30
Net Realized and Unrealized Gain (Loss) on Investments     0.20     0.10     0.60     0.05     0.02
---------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                           0.46     0.36     0.85     0.31     0.32
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF

Net Investment Income                                     (0.23)   (0.24)   (0.25)   (0.32)   (0.23)
Net Asset Value, End of Period                           $ 3.95   $ 3.72   $ 3.60   $ 3.00   $ 3.01
---------------------------------------------------------------------------------------------------
TOTAL RETURN                                              12.54%    9.90%   28.34%   10.34%   10.50%
---------------------------------------------------------------------------------------------------
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)                    $  596   $  437   $  429   $  343   $  429
Ratio of Expenses to Average Net Assets(2)                 1.26%    1.29%#   1.41%    1.31%    1.38%
Ratio of Expenses to Average Net Assets
   Excluding Bank Overdraft Expense                        1.25%    1.29%    1.38%     N/A      N/A
Ratio of Net Investment Income to Average
   Net Assets(2)                                           6.70%    7.07%    7.23%    8.54%    7.97%
Portfolio Turnover Rate                                      84%     151%     216%     157%     316%
---------------------------------------------------------------------------------------------------
(2) Ratios before expense limitations:
    Expenses to Average Net Assets                          N/A     1.32%     N/A      N/A      N/A
    Net Investment Income to Average Net Assets             N/A     7.04%     N/A      N/A      N/A
---------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.

# Effective May 1, 2004, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.00% for Class A shares and 1.25% for Class B shares. Prior to May 1, 2004, these maximum ratios were 1.75% for Class A shares and 2.00% for Class B shares.

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                              ADDITIONAL INFORMATION

WHERE TO FIND ADDITIONAL INFORMATION

In addition to this Prospectus, the Fund has a Statement of Additional Information ("SAI"), dated April 28, 2006, which contains additional, more detailed information about the Fund and the Portfolios. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

The Fund publishes annual and semi-annual reports ("Shareholder Reports") that contain additional information about the Portfolio's investments. In the Fund's annual report, you will find a discussion of the market conditions and the investment strategies that significantly affected each Portfolio's performance during the last fiscal year. For additional Fund information, including information regarding the investments comprising each of the Portfolios, please call the toll-free number below.

You may obtain the SAI and Shareholder Reports without charge by contacting the Fund at the toll-free number below or on our internet site at:
www.morganstanley.com/funds. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.

Information about the Fund, including the SAI, and Shareholder Reports, may be obtained from the Securities and Exchange Commission in any of the following ways. (1) In person: you may review and copy documents in the Commission's Public Reference Room in Washington D.C. (for information call 1-202-551-8090);
(2) On-line: you may retrieve information from the Securities and Exchange Commission's web site at http://www.sec.gov; (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102 or
(4) By e-mail: you may request documents, upon payment of a duplicating fee, by e-mailing the Securities and Exchange Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund's Investment Company Act registration number is 811-05624.

Morgan Stanley Institutional Fund, Inc.
c/o JPMorgan Investor Services Company
P.O. Box 182913
Columbus, OH 43218-2913

For Shareholder Inquiries, call 1-800-548-7786.

Prices and Investment Results are available at www.morganstanley.com/im.

MSIFIPRO-0506

MORGAN STANLEY INVESTMENT MANAGEMENT

[MORGAN STANLEY LOGO]

MORGAN STANLEY INSTITUTIONAL FUND, INC.

NON U.S. AND GLOBAL PORTFOLIOS
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO
EMERGING MARKETS PORTFOLIO
GLOBAL FRANCHISE PORTFOLIO
GLOBAL VALUE EQUITY PORTFOLIO
INTERNATIONAL EQUITY PORTFOLIO
INTERNATIONAL GROWTH EQUITY PORTFOLIO
INTERNATIONAL MAGNUM PORTFOLIO
INTERNATIONAL SMALL CAP PORTFOLIO

APRIL 28, 2006

PROSPECTUS

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

                                                                            PAGE
                                                                            ----
INVESTMENT SUMMARY
PORTFOLIOS
Active International Allocation Portfolio                                     1
Emerging Markets Portfolio                                                    3
Global Franchise Portfolio                                                    5
Global Value Equity Portfolio                                                 7
International Equity Portfolio                                                9
International Growth Equity Portfolio                                        11
International Magnum Portfolio                                               13
International Small Cap Portfolio                                            15
Additional Risk Factors and Information                                      17
FEES AND EXPENSES OF THE PORTFOLIOS                                          20
FUND MANAGEMENT                                                              23
SHAREHOLDER INFORMATION                                                      26
FINANCIAL HIGHLIGHTS                                                         30
Active International Allocation Portfolio                                    30
Emerging Markets Portfolio                                                   32
Global Franchise Portfolio                                                   34
Global Value Equity Portfolio                                                36
International Equity Portfolio                                               38
International Growth Equity Portfolio                                        40
International Magnum Portfolio                                               42
International Small Cap Portfolio                                            44

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                              INVESTMENT SUMMARY

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

OBJECTIVE

THE ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY, IN ACCORDANCE WITH COUNTRY AND SECTOR WEIGHTINGS DETERMINED BY THE ADVISER, IN EQUITY SECURITIES OF NON-U.S. ISSUERS WHICH, IN THE AGGREGATE, REPLICATE BROAD MARKET INDICES.

APPROACH

The Adviser, Morgan Stanley Investment Management Inc., seeks to maintain a diversified portfolio of international equity securities based on a top-down approach that emphasizes country and sector selection and weighting rather than individual stock selection. The Adviser seeks to capitalize on the significance of country and sector selection in international equity portfolio returns by over and underweighting countries and/or sectors based primarily on three factors: (i) valuation; (ii) dynamics/fundamental change; and (iii) market momentum/technicals.

PROCESS

The Adviser's Active International Allocation team analyzes both the global economic environment and the economies of countries throughout the world, focusing mainly on the industrialized countries comprising the MSCI Europe, Australasia, Far East Index (the "MSCI EAFE Index"). EAFE countries include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore. The Adviser views each country and sector as a unique investment opportunity and evaluates prospects for value, growth, inflation, interest rates, corporate earnings, liquidity and risk characteristics, investor sentiment and economic and currency outlook. The Adviser - on an ongoing basis - establishes the proportion or weighting for each country and sector (E.G., overweight, underweight or neutral) relative to the MSCI EAFE Index for investment by the Portfolio. The Adviser invests the Portfolio's assets within each country and/or sector based on its assigned weighting. Within each country and/or sector, the Adviser will try to match the performance of a broad local market index by investing in "baskets" of common stocks and other equity securities. The Portfolio may invest in emerging market countries and, with regard to such investments, may make global, regional and sector allocations to emerging markets, as well as allocations to specific emerging market countries. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

RISKS

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in the equity securities of issuers in foreign countries, including emerging market countries. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). In addition, at times the Portfolio's market sector, foreign equity securities, may underperform relative to other sectors or the overall market.

Investing in foreign countries, particularly emerging markets, entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, the Portfolio's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. The Adviser may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage these risks. However, the Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so. The Adviser may use derivatives for other purposes, such as gaining exposure to foreign markets.

Please see "Additional Risk Factors and Information" for further information about these and other risks of investing in the Portfolio.

ANNUAL TOTAL RETURNS (CLASS A SHARE)
Commenced operations on January 17, 1992

                                    [CHART]

1996     9.71
1997     8.61
1998    20.12
1999    27.82
2000   -14.97
2001   -17.63
2002   -13.11
2003    33.65
2004    16.64
2005    14.85

HIGH QUARTER     (Q4 '99)   18.72%
LOW QUARTER      (Q3 '02)  -17.95%

AVERAGE ANNUAL TOTAL RETURNS

(for the calendar periods ended December 31, 2005)


                                                       PAST        PAST         PAST       SINCE
                                                     ONE YEAR   FIVE YEARS   TEN YEARS   INCEPTION
                                                     ---------------------------------------------
CLASS A (commenced operations on January 17, 1992)
--------------------------------------------------------------------------------------------------
Return before Taxes                                   14.85%       5.08%       7.14%       7.51%
--------------------------------------------------------------------------------------------------
Return after Taxes on Distributions                   14.46%       4.56%       5.19%       5.71%
--------------------------------------------------------------------------------------------------
Return after Taxes on Distributions and Sale of
   Fund Shares                                         9.74%       4.09%       5.05%       5.52%
--------------------------------------------------------------------------------------------------
MSCI EAFE Index (reflects no deduction for fees,
   expenses or taxes)(1)                              13.54%       4.55%       5.84%       7.02%
--------------------------------------------------------------------------------------------------
Lipper International Multi-Cap Core Funds Index
   (reflects no deduction for taxes)(2)               13.76%       5.70%       8.32%        N/A
--------------------------------------------------------------------------------------------------
CLASS B (commenced operations on January 2, 1996)
--------------------------------------------------------------------------------------------------
Return before Taxes                                   14.67%       4.82%        N/A        6.88%
--------------------------------------------------------------------------------------------------
MSCI EAFE Index (reflects no deduction for fees,
   expenses or taxes)(1)                              13.54%       4.55%        N/A        5.83%
--------------------------------------------------------------------------------------------------
Lipper International Multi-Cap Core Funds Index
   (reflects no deduction for taxes)(2)               13.76%       5.70%        N/A        8.26%
--------------------------------------------------------------------------------------------------

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the performance of the Portfolio year-by-year and as an average over different periods of time. The bar chart shows returns for Class A shares only. The Portfolio's Class B shares would have had similar annual returns, but returns would have been generally lower as expenses of this class are higher. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The indices do not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the indices' performance. The indices are unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

(1) The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

(2) The Lipper International Multi-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Multi-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index.

EMERGING MARKETS PORTFOLIO

OBJECTIVE

THE EMERGING MARKETS PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN GROWTH-ORIENTED EQUITY SECURITIES OF ISSUERS IN EMERGING MARKET COUNTRIES.

APPROACH

The Adviser, Morgan Stanley Investment Management Inc., and Sub-Adviser, Morgan Stanley Investment Management Company (the "Sub-Adviser"), seek to maximize returns by investing primarily in growth-oriented equity securities in emerging markets. The Adviser's and Sub-Adviser's investment approach combines top-down country allocation with bottom-up stock selection. Investment selection criteria include attractive growth characteristics, reasonable valuations and company managements with strong shareholder value orientation.

PROCESS

The Adviser's and Sub-Adviser's global strategists analyze the global economic environment, particularly its impact on emerging markets, and allocate the Portfolio's assets among emerging markets based on relative economic, political and social fundamentals, stock valuations and investor sentiment. The Adviser and/or Sub-Adviser invests in countries based on the work of country specialists who conduct extensive fundamental analysis of companies within these markets and seeks to identify companies with strong earnings growth prospects. To manage risk, the Adviser and/or Sub-Adviser emphasizes thorough macroeconomic and fundamental research. The Adviser and/or Sub-Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in equity securities of issuers located in emerging market countries. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes.

The Adviser and/or Sub-Adviser considers an issuer to be located in an emerging market country if (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging market countries or (iii) it is organized under the laws of, or has a principal office in, an emerging market country.

Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe.

RISKS

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in the equity securities of issuers in emerging markets. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example).

Investing in foreign countries, particularly emerging market countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, the Portfolio's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. The Adviser and/or Sub-Adviser may invest in certain instruments, such as derivatives, and may use certain techniques such as hedging, to manage these risks. However, the Adviser and/or Sub-Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so. The Adviser and/or Sub-Adviser may use derivatives for other purposes such as gaining exposure to foreign markets.

Please see "Additional Risk Factors and Information" for further information about these and other risks of investing in the Portfolio.

ANNUAL TOTAL RETURNS (CLASS A)
Commenced operations on September 25, 1992

                                     [CHART]

1996    12.19
1997    -1.03
1998   -25.42
1999   101.78
2000   -38.43
2001    -4.42
2002    -6.24
2003    55.08
2004    24.09
2005    34.54

HIGH QUARTER   (Q4 '99)    52.57%
LOW QUARTER    (Q3 '98)   -23.96%

AVERAGE ANNUAL TOTAL RETURNS

(for the calendar periods ended December 31, 2005)


                                                         PAST        PAST         PAST       SINCE
                                                       ONE YEAR   FIVE YEARS   TEN YEARS   INCEPTION
                                                       ---------------------------------------------
CLASS A (commenced operations on September 25, 1992)
----------------------------------------------------------------------------------------------------
Return before Taxes                                     34.54%      18.33%       9.09%       10.08%
----------------------------------------------------------------------------------------------------
Return after Taxes on Distributions                     34.28%      18.32%       8.58%        9.33%
----------------------------------------------------------------------------------------------------
Return after Taxes on Distributions and Sale of
   Fund Shares                                          22.83%      16.32%       7.77%        8.60%
----------------------------------------------------------------------------------------------------
MSCI Emerging Markets Free Net Index (reflects no
   deduction for fees, expenses or taxes)(1)            34.00%      19.09%       6.83%        9.19%
----------------------------------------------------------------------------------------------------
Lipper Emerging Markets Funds Index (reflects no
   deduction for taxes)(2)                              32.65%      19.22%       7.55%         N/A
----------------------------------------------------------------------------------------------------
CLASS B (commenced operations on January 2, 1996)
----------------------------------------------------------------------------------------------------
Return before Taxes                                     34.17%      18.03%        N/A         8.72%
----------------------------------------------------------------------------------------------------
MSCI Emerging Markets Free Net Index (reflects no
   deduction for fees, expenses or taxes)(1)            34.00%      19.09%        N/A         6.76%
----------------------------------------------------------------------------------------------------
Lipper Emerging Markets Funds Index (reflects no
   deduction for taxes)(2)                              32.65%      19.22%        N/A         7.46%
----------------------------------------------------------------------------------------------------

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the performance of the Portfolio year-by-year and as an average over different periods of time. The bar chart shows returns for Class A shares only. The Portfolio's Class B shares would have had similar annual returns, but returns would have been generally lower as expenses of this class are higher. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The indices do not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the indices' performance. The indices are unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

(1) The Morgan Stanley Capital International (MSCI) Emerging Markets Free Net Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The MSCI Emerging Markets Index consists of the following 26 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela.

(2) The Lipper Emerging Markets Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

GLOBAL FRANCHISE PORTFOLIO

OBJECTIVE

THE GLOBAL FRANCHISE PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.

APPROACH

The Portfolio's Sub-Adviser, Morgan Stanley Investment Management Limited, seeks long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world that it believes have, among other things, resilient business franchises and growth potential. The Sub-Adviser emphasizes individual stock selection and seeks to identify undervalued securities of issuers located throughout the world, including both developed and emerging market countries. Under normal market conditions, the Portfolio invests in securities of issuers from at least three different countries, which may include the United States.

PROCESS

The Sub-Adviser seeks to invest in companies that it believes have resilient business franchises, strong cash flows, modest capital requirements, capable managements and growth potential. Securities are selected on a global basis with a strong bias towards value. The franchise focus of the Portfolio is based on the Sub-Adviser's belief that the intangible assets underlying a strong business franchise (such as patents, copyrights, brand names, licenses or distribution methods) are difficult to create or to replicate and that carefully selected franchise companies can yield above-average potential for long-term capital appreciation.

The Sub-Adviser relies on its research capabilities, analytical resources and judgment to identify and monitor franchise businesses meeting its investment criteria. The Sub-Adviser believes that the number of issuers with strong business franchises meeting its criteria may be limited, and accordingly, the Portfolio may concentrate its holdings in a relatively small number of companies and may invest up to 25% of its assets in a single issuer. The Sub-Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria or that replacing the holding with another investment should improve the Portfolio's valuation and/or quality.

RISKS

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities of issuers throughout the world, including emerging market countries. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example).

Investing in foreign countries, particularly emerging markets, entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, the Portfolio's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. The Sub-Adviser may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage these risks. However, the Sub-Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so.

The Portfolio may also invest in the equity securities of any size company. While the Sub-Adviser believes that smaller companies may provide greater growth potential than larger, more established firms, investing in the securities of smaller companies also involves greater risk and price volatility.

Please see "Additional Risk Factors and Information" for further information about these and other risks of investing in the Portfolio.

ANNUAL TOTAL RETURNS (CLASS A)
Commenced operations on November 28, 2001

                                     [CHART]

2002    8.10%
2003   27.92%
2004   13.77%
2005   11.91%

HIGH QUARTER   (Q2 '03)   16.87%
LOW QUARTER    (Q3 '02)   -8.44%

AVERAGE ANNUAL TOTAL RETURNS

(for the calendar periods ended December 31, 2005)


                                                                PAST       SINCE
                                                              ONE YEAR   INCEPTION
                                                              --------------------
CLASS A (commenced operations on November 28, 2001)
----------------------------------------------------------------------------------
Return before Taxes                                            11.91%      16.15%
----------------------------------------------------------------------------------
Return after Taxes on Distributions                            10.75%      15.56%
----------------------------------------------------------------------------------
Return after Taxes on Distributions and Sale of Fund Shares     9.43%      14.18%
----------------------------------------------------------------------------------
MSCI World Index (reflects no deduction for fees,
   expenses or taxes)(1)                                        9.49%       7.85%
----------------------------------------------------------------------------------
Lipper Global Multi-Cap Growth Funds Index (reflects no
   deduction for taxes)(2)                                     13.66%       8.79%
----------------------------------------------------------------------------------

CLASS B (commenced operations on November 28, 2001)
----------------------------------------------------------------------------------
Return before Taxes                                            11.53%      15.81%
----------------------------------------------------------------------------------
MSCI World Index (reflects no deduction for fees,
   expenses or taxes)(1)                                        9.49%       7.85%
----------------------------------------------------------------------------------
Lipper Global Multi-Cap Growth Funds Index (reflects no
   deduction for taxes)(2)                                     13.66%       8.79%
----------------------------------------------------------------------------------


The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the performance of the Portfolio year-by-year and as an average over different periods of time. The bar chart shows returns for Class A shares only. The Portfolio's Class B shares would have had similar annual returns, but returns would have been generally lower as expenses of this class are higher. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The indices do not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the indices' performance. The indices are unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

(1) The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belguim, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

(2) The Lipper Global Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index.

GLOBAL VALUE EQUITY PORTFOLIO

OBJECTIVE

THE GLOBAL VALUE EQUITY PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN EQUITY SECURITIES OF ISSUERS THROUGHOUT THE WORLD, INCLUDING U.S. ISSUERS.

APPROACH

The Portfolio's Sub-Adviser, Morgan Stanley Investment Management Limited, seeks to maintain a diversified portfolio of global equity securities based on individual stock selection and emphasizes a bottom-up approach to investing that seeks to identify securities of issuers which it believes are undervalued.

PROCESS

The Sub-Adviser selects securities for investment primarily from a universe of issuers in developed markets. The Sub-Adviser expects to invest at least 20% of the Portfolio's total assets in the common stocks of U.S. issuers. The investment process is value driven and based on individual stock selection. In assessing investment opportunities, the Sub-Adviser considers value criteria with an emphasis on cash flow and the intrinsic value of company assets. Securities which appear undervalued according to these criteria are then subjected to in-depth fundamental analysis. The Sub-Adviser conducts a thorough investigation of an issuer's balance sheet, cash flow and income statement and assesses the company's business franchise, including product competitiveness, market positioning and industry structure. Meetings with senior company management are integral to the investment process. The Sub-Adviser generally considers selling a portfolio holding when it determines that the holding has reached its fair value target.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in equity securities. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes.

RISKS

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities of issuers throughout the world. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example).

Investing in foreign countries entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, the Portfolio's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. The Sub-Adviser may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage these risks. However, the Sub-Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so.

Please see "Additional Risk Factors and Information" for further information about these and other risks of investing in the Portfolio.

ANNUAL TOTAL RETURNS (CLASS A)
Commenced operations on July 15, 1992

                                     [CHART]

1996    22.83
1997    23.75
1998    14.60
1999     4.01
2000    11.75
2001    -8.36
2002   -17.34
2003    29.21
2004    14.13
2005     5.81

HIGH QUARTER   (Q2 '03)   20.69%
LOW QUARTER    (Q3 '02)  -21.07%

AVERAGE ANNUAL TOTAL RETURNS

(for the calendar periods ended December 31, 2005)


                                                      PAST        PAST         PAST       SINCE
                                                    ONE YEAR   FIVE YEARS   TEN YEARS   INCEPTION
                                                    ---------------------------------------------
CLASS A (commenced operations on July 15, 1992)
-------------------------------------------------------------------------------------------------
Return before Taxes                                   5.81%       3.40%        9.12%      11.39%
-------------------------------------------------------------------------------------------------
Return after Taxes on Distributions                   5.01%       2.95%        7.44%       9.52%
-------------------------------------------------------------------------------------------------
Return after Taxes on Distributions and Sale of
   Fund Shares                                        4.94%       2.80%        7.23%       9.19%
-------------------------------------------------------------------------------------------------
MSCI World Index (reflects no deduction for fees,
   expenses or taxes)(1)                              9.49%       2.18%        7.04%       8.58%
-------------------------------------------------------------------------------------------------
Lipper Global Large-Cap Value Funds Median Index
   (reflects no deduction for taxes)(2)               6.51%       6.60%       10.39%        N/A
-------------------------------------------------------------------------------------------------
CLASS B (commenced operations on January 2, 1996)
Return before Taxes                                   5.59%       3.13%         N/A        8.78%
-------------------------------------------------------------------------------------------------
MSCI World Index (reflects no deduction for fees,
   expenses or taxes)(1)                              9.49%       2.18%         N/A        6.99%
-------------------------------------------------------------------------------------------------
Lipper Global Large-Cap Value Funds Median Index
   (reflects no deduction for taxes)(2)               6.51%       6.60%         N/A       10.18%
-------------------------------------------------------------------------------------------------

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the performance of the Portfolio year-by-year and as an average over different periods of time. The bar chart shows returns for Class A shares only. The Portfolio's Class B shares would have had similar annual returns, but returns would have been generally lower as expenses of this class are higher. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The indices do not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the indices' performance. The indices are unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

(1) The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

(2) The Lipper Global Large-Cap Value Funds Median Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Large-Cap Value Funds classification. The Index, which is adjusted for capital gains distribution and income dividends, is unmanaged and should not be considered an investment.

INTERNATIONAL EQUITY PORTFOLIO

OBJECTIVE

THE INTERNATIONAL EQUITY PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN EQUITY SECURITIES OF NON-U.S. ISSUERS.

APPROACH

The Portfolio's Sub-Adviser, Morgan Stanley Investment Management Limited, seeks to maintain a diversified portfolio of equity securities of non-U.S. issuers based on individual stock selection. The Sub-Adviser emphasizes a bottom-up approach to investing that seeks to identify securities of issuers it believes are undervalued. The Sub-Adviser focuses on developed markets, but it may invest in emerging markets.

PROCESS

The Sub-Adviser selects issuers from a universe comprised of approximately 1,200 companies in non-U.S. markets. The investment process is value driven and based on individual stock selection. In assessing investment opportunities, the Sub-Adviser considers value criteria with an emphasis on cash flow and the intrinsic value of company assets. Securities which appear undervalued according to these criteria are then subjected to in-depth fundamental analysis. The Sub-Adviser conducts a thorough investigation of the issuer's balance sheet, cash flow and income statement and assesses the company's business franchise, including product competitiveness, market positioning and industry structure.

Meetings with senior company management are integral to the investment process. The Sub-Adviser generally considers selling a portfolio holding when it determines that the holding has reached its fair value target.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in equity securities. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes.

RISKS

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in equity securities of non-U.S. issuers. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). In addition, at times the Portfolio's market sector, equity securities of foreign issuers, may underperform relative to other sectors or the overall market.

Investing in foreign countries, particularly emerging markets, entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, the Portfolio's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. The Sub-Adviser may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage these risks. However, the Sub-Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so.

Please see "Additional Risk Factors and Information" for further information about these and other risks of investing in the Portfolio.

ANNUAL TOTAL RETURNS (CLASS A)
Commenced operations on August 4, 1989

                                    [CHART]

1996   19.64
1997   13.91
1998   18.30
1999   16.91
2000    9.29
2001   -9.74
2002   -4.02
2003   32.82
2004   19.96
2005    6.45

HIGH QUARTER   (Q2 '03)    18.10%
LOW QUARTER    (Q3 '02)   -15.70%

AVERAGE ANNUAL TOTAL RETURNS

(for the calendar periods ended December 31, 2005)


                                                      PAST        PAST         PAST       SINCE
                                                    ONE YEAR   FIVE YEARS   TEN YEARS   INCEPTION
                                                    ---------------------------------------------
CLASS A (commenced operations on August 4, 1989)
-------------------------------------------------------------------------------------------------
Return before Taxes                                   6.45%       8.00%       11.72%      11.36%
-------------------------------------------------------------------------------------------------
Return after Taxes on Distributions                   4.84%       6.94%        9.69%       9.70%
-------------------------------------------------------------------------------------------------
Return after Taxes on Distributions and Sale of
   Fund Shares                                        5.93%       6.60%        9.38%       9.38%
-------------------------------------------------------------------------------------------------
MSCI EAFE Index (reflects no deduction for fees,
   expenses or taxes)(1)                             13.54%       4.55%        5.84%       5.05%
-------------------------------------------------------------------------------------------------
Lipper International Large-Cap Core Funds Index
   (reflects no deduction for taxes)(2)              13.84%       3.80%        7.94%       8.10%
-------------------------------------------------------------------------------------------------

CLASS B (commenced operations on January 2, 1996)
-------------------------------------------------------------------------------------------------
Return before Taxes                                   6.20%       7.77%         N/A       11.39%
-------------------------------------------------------------------------------------------------
MSCI EAFE Index (reflects no deduction for fees,
   expenses or taxes)(1)                             13.54%       4.55%         N/A        5.83%
-------------------------------------------------------------------------------------------------
Lipper International Large-Cap Core Funds Index
   (reflects no deduction for taxes)(2)              13.84%       3.80%         N/A        7.87%
-------------------------------------------------------------------------------------------------

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the performance of the Portfolio year-by-year and as an average over different periods of time. The bar chart shows returns for Class A shares only. The Portfolio's Class B shares would have had similar annual returns, but returns would have been generally lower as expenses of this class are higher. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The indices do not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the indices' performance. The indices are unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

(1) The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

(2) The Lipper International Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Large-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index.

INTERNATIONAL GROWTH EQUITY PORTFOLIO

OBJECTIVE

THE INTERNATIONAL GROWTH EQUITY PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION, WITH A SECONDARY OBJECTIVE OF INCOME.

The Portfolio's investment objective may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated. If the Portfolio's investment objective changes, the Portfolio will notify shareholders and shareholders should consider whether the Portfolio remains an appropriate investment in light of the change.

APPROACH

The Portfolio's Adviser, Morgan Stanley Investment Management Inc., seeks to achieve the Portfolio's investment objective by investing primarily in a diversified portfolio of equity securities of issuers located in countries other than the United States.

PROCESS

The Adviser generally seeks to identify securities of issuers that it believes share the following characteristics: (1) industry leaders in their country, their region or the world, (2) strong balance sheets, (3) market capitalization typically greater than $1 billion, (4) attractive price-to-earnings ratios compared with earnings growth potential (PEG ratio) and (5) attractive earnings momentum as measured by earnings estimates revisions. The Adviser generally considers selling a portfolio security when a security no longer fits the Portfolio's investment criteria or has had a substantial decline within the Adviser's quantitative rankings, or when a more attractive opportunity elsewhere in the market has been identified.

While a substantial portion of the Portfolio's assets generally are invested in the developed countries of Europe and the Far East, the Portfolio may invest up to 15% of its assets in securities of issuers in developing or emerging market countries. The Portfolio may invest up to 20% of its assets in debt securities issued or guaranteed by non-U.S. governments, but will invest only in securities issued or guaranteed by the governments of countries which are members of the Organization for Economic Co-operation and Development (OECD). The Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts, structured investments and currency-related transactions involving options, futures contracts, forward contracts and swaps for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks.

Under normal market conditions, the Portfolio invests at least 80% of its assets in equity securities of issuers from at least three different foreign countries. The Portfolio considers an issuer to be from a particular country if (i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in that country; or (iii) it is organized under the laws of, or has a principal office in that country. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country. This policy may be changed without shareholder approval; however, you will be notified in writing of any changes.

RISKS

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities of issuers located in countries other than the United States, including emerging market countries. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example).

Investing in foreign countries, particularly emerging markets, entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, the Portfolio's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. The Adviser may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage these risks. However, the Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so.

The Portfolio may invest in the equity securities of any size company. Investing in the securities of smaller companies involves greater risk and price volatility than investing in larger, more established firms.

Please see "Additional Risk Factors and Information" for further information about these and other risks of investing in the Portfolio.

PAST PERFORMANCE

The Portfolio was recently organized and, as of the date of this Prospectus, had no historical performance to report. Performance information will be provided once the Portfolio has completed a full calendar year of operation.

INTERNATIONAL MAGNUM PORTFOLIO

OBJECTIVE

THE INTERNATIONAL MAGNUM PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN EQUITY SECURITIES OF NON-U.S. ISSUERS DOMICILED IN EAFE COUNTRIES.

APPROACH

The Portfolio seeks to achieve long-term capital appreciation by investing primarily in equity securities of issuers in EAFE countries, which include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore. In seeking to achieve this goal, the Portfolio uses a combination of strategic asset allocation and fundamental stock selection.

PROCESS

The Portfolio is managed using a two-part process. The portfolio management team decides the appropriate allocation of the Portfolio's assets among an international growth investment team and regional value-oriented investment teams responsible for Europe, Japan and developed Asia, including Australia and New Zealand (collectively, the "Investment Teams"). Allocation decisions among the Investment Teams are based on a variety of factors, including relative valuations, earnings expectations and macroeconomic factors. Once allocation decisions have been made by the portfolio management team, each Investment Team determines which securities to purchase for its allocated portion of the portfolio using its own investment strategy. The international growth investment team generally looks for securities of issuers that it believes share the following characteristics: (1) industry leaders in their country, region or the world; (2) strong balance sheets; (3) market capitalization typically greater than $1 billion; (4) attractive price to earnings ratios compared with earnings growth potential (PEG ratio); and (5) attractive earnings momentum as measured by earnings estimates revisions. The regional value-oriented investment teams look for securities of issuers in their respective regions that they believe are attractively valued. The regional value-oriented investment teams analyze each issuer's finances, products and management, typically meeting with each issuer's management before a stock is purchased for the Portfolio. The Investment Teams generally consider selling a portfolio holding when they determine that the holding no longer satisfies its investment criteria.

The Portfolio invests primarily in countries comprising the MSCI Europe, Australasia, Far East Index (the "MSCI EAFE Index"). However, the Portfolio may also invest up to 5% of its assets in countries not included in the MSCI EAFE Index, including emerging markets countries.

RISKS

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in the equity securities of non-U.S. issuers and, to a lesser extent, issuers of emerging markets. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example).

Investing in foreign countries entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, the Portfolio's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

The Investment Teams may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage these risks. However, the Investment Teams cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that they will succeed in doing so. The Investment Teams may use derivatives for other purposes, such as gaining exposure to foreign markets.

Please see "Additional Risk Factors and Information" for further information about these and other risks of investing in the Portfolio.

ANNUAL TOTAL RETURNS (CLASS A)
Commenced operations on March 15, 1996

                                     [CHART]

1997     6.58
1998     7.33
1999    24.87
2000   -10.50
2001   -18.71
2002   -13.36
2003    29.07
2004    18.45
2005    11.35

HIGH QUARTER   (Q2 '03)   15.96%
LOW QUARTER    (Q3 '02)  -19.17%

AVERAGE ANNUAL TOTAL RETURNS

(for the calendar periods ended December 31, 2005)


                                                      PAST        PAST        SINCE
                                                    ONE YEAR   FIVE YEARS   INCEPTION
                                                    ---------------------------------
CLASS A (commenced operations on March 15, 1996)
-------------------------------------------------------------------------------------
Return before Taxes                                  11.35%       3.70%       5.30%
-------------------------------------------------------------------------------------
Return after Taxes on Distributions                  11.04%       3.45%       4.66%
-------------------------------------------------------------------------------------
Return after Taxes on Distributions and Sale of
   Fund Shares                                        7.54%       3.09%       4.32%
-------------------------------------------------------------------------------------
MSCI EAFE Index (reflects no deduction for fees,
   expenses or taxes)(1)                             13.54%       4.55%       6.00%
-------------------------------------------------------------------------------------
Lipper International Multi-Cap Core Funds Index
   (reflects no deduction for taxes)(2)              13.76%       5.70%       8.35%
-------------------------------------------------------------------------------------
CLASS B (commenced operations on March 15, 1996)
-------------------------------------------------------------------------------------
Return before Taxes                                  11.04%       3.42%       5.02%
-------------------------------------------------------------------------------------
MSCI EAFE Index (reflects no deduction for fees,
   expenses or taxes)(1)                             13.54%       4.55%       6.00%
-------------------------------------------------------------------------------------
Lipper International Multi-Cap Core Funds Index
   (reflects no deduction for taxes)(2)              13.76%       5.70%       8.35%
-------------------------------------------------------------------------------------

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the performance of the Portfolio year-by-year and as an average over different periods of time. The bar chart shows returns for Class A shares only. The Portfolio's Class B shares would have had similar annual returns, but returns would have been generally lower as expenses of this class are higher. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The indices do not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the indices' performance. The indices are unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

(1) The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

(2) The Lipper International Multi-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Multi-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index.

INTERNATIONAL SMALL CAP PORTFOLIO

OBJECTIVE

THE INTERNATIONAL SMALL CAP PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN EQUITY SECURITIES OF SMALL NON-U.S. COMPANIES.

APPROACH

The Portfolio's Sub-Adviser, Morgan Stanley Investment Management Limited, seeks to maintain a diversified portfolio of equity securities of small non-U.S. issuers based on individual stock selection. The Adviser emphasizes a bottom-up approach to investing that seeks to identify securities of issuers it believes are undervalued.

PROCESS

The Sub-Adviser selects issuers from a universe comprised of small cap companies (those with total market capitalizations of $4 billion or less) in non-U.S. markets, including emerging markets. The investment process is value driven and based on individual stock selection. In assessing investment opportunities, the Sub-Adviser considers value criteria with an emphasis on cash flow and the intrinsic value of company assets. Securities which appear undervalued according to these criteria are then subjected to in-depth fundamental analysis. The Sub-Adviser conducts a thorough investigation of the issuer's balance sheet, cash flow and income statement and assesses the company's business franchise, including product competitiveness, market positioning and industry structure. Meetings with senior company management are integral to the investment process. The Sub-Adviser generally considers selling a portfolio holding when it determines that the holding has reached its fair value target.

Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in equity securities of non-U.S. small cap companies. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes.

A company is considered to be a small cap company if it has a total market capitalization at the time of purchase of $4 billion or less. The market capitalization limit is subject to adjustment annually based upon the Sub-Adviser's assessment as to the capitalization range of companies which possess the fundamental characteristics of small cap companies.

RISKS

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in the equity securities of small non-U.S. issuers. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). In addition, at times the Portfolio's market sector, equity securities of smaller foreign issuers, may underperform relative to other sectors or the overall market.

The risk of investing in equity securities is intensified in the case of the small cap companies in which the Portfolio invests. Market prices for such companies' equity securities tend to be more volatile than those of larger, more established companies. Small cap companies may themselves be more vulnerable to economic or company specific problems.

Investing in foreign countries, particularly emerging markets, entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, the Portfolio's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. The Sub-Adviser may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage these risks. However, the Sub-Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so.

Please see "Additional Risk Factors and Information" for further information about these and other risks of investing in the Portfolio.

ANNUAL TOTAL RETURNS (CLASS A)
Commenced operations on December 15, 1992

                                    [CHART]

1996   16.82
1997   -0.55
1998    4.25
1999   39.34
2000   -2.92
2001   -5.94
2002   -2.99
2003   48.32
2004   33.53
2005   13.07

HIGH QUARTER   (Q2 '03)    21.44%
LOW QUARTER    (Q3 '98)   -18.68%

AVERAGE ANNUAL TOTAL RETURNS

(for the calendar periods ended December 31, 2005)


                                                        PAST        PAST         PAST       SINCE
                                                      ONE YEAR   FIVE YEARS   TEN YEARS   INCEPTION
                                                      ---------------------------------------------
CLASS A (commenced operations on December 15, 1992)
---------------------------------------------------------------------------------------------------
Return before Taxes                                    13.07%      15.38%       12.84%      13.64%
---------------------------------------------------------------------------------------------------
Return after Taxes on Distributions                    10.40%      14.13%       11.07%      12.13%
---------------------------------------------------------------------------------------------------
Return after Taxes on Distributions and
   Sale of Fund Shares                                 11.75%      13.22%       10.58%      11.60%
---------------------------------------------------------------------------------------------------
MSCI EAFE Small Cap Total Return Index
   (reflects no deduction for fees, expenses or
   taxes)(1)                                           26.19%      16.04%        5.95%       7.57%
---------------------------------------------------------------------------------------------------
Lipper International Small/Mid-Cap Core
   Funds Index (reflects no deduction for taxes)(2)    17.65%      13.45%       11.95%        N/A
---------------------------------------------------------------------------------------------------

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the performance of the Portfolio's Class A shares year-by-year and as an average over different periods of time. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The indices do not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the indices' performance. The indices are unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

(1) The MSCI EAFE Small Cap Total Return Index is an unmanaged, market value weighted average of the performance of over 900 securities of companies listed on the stock exchanges of countries in Europe, Australasia and the Far East, including price performance and income from dividend payments. The MSCI EAFE Small Cap Total Return Index commenced as of January 31, 2002; returns, including periods prior to January 31, 2002, are calculated using the return data of MSCI EAFE Small Cap Index through January 30, 2002 and the return data of MSCI EAFE Small Cap Total Return Index since January 31, 2002.

(2) The Lipper International Small/Mid-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Small/Mid-Cap Core Funds classification. The Lipper International Small/Mid-Cap Core Funds Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. The Lipper International Small/Mid-Cap Core Funds Index commenced operations on March 31, 2002. Performance data prior to December 31, 2002 is from the Lipper International Small Cap Index.

ADDITIONAL RISK FACTORS AND INFORMATION

PRICE VOLATILITY

The value of your investment in a Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. Fixed income securities, regardless of credit quality, also experience price volatility, especially in response to interest rate changes. As a result of price volatility, there is a risk that you may lose money by investing in a Portfolio.

FOREIGN INVESTING

To the extent that a Portfolio invests in foreign issuers, there is the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, some of the Portfolios' securities, including underlying securities represented by depositary receipts, generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of a Portfolio's investments. These changes may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country.

FOREIGN SECURITIES

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls or diplomatic developments that could affect a Portfolio's investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

The Emerging Markets Portfolio may invest in debt obligations known as "sovereign debt," which are obligations of governmental issuers in emerging market countries and industrialized countries. Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations.

FOREIGN CURRENCY

In general, foreign securities are denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since the Portfolios may invest in such securities, and therefore may convert the value of foreign securities into dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolios' assets. The Adviser, the Sub-Advisers or the Investment Teams may use derivatives to reduce this risk. The Adviser, the Sub-Advisers or the Investment Teams may in their discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

EMERGING MARKET RISKS

The Portfolios may invest in emerging market countries, which are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market countries may be more precarious than in other countries. These characteristics result in greater risk of price volatility in emerging market countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

DERIVATIVES AND OTHER INVESTMENTS

The Portfolios may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives include futures, options, forward contracts, swaps and structured investments. These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purposes.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific obligation underlying the contract at a specified future time and at a specified price. A Portfolio may use futures contracts to gain exposure to an entire market (e.g., stock index futures) or to control its exposure to changing foreign currency exchange rates.

[SIDENOTE]

This section discusses additional risk factors and information relating to the Portfolios. The Portfolios' investment practices and limitations are described in more detail in the Statement of Additional Information ("SAI"), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

If a Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of a security or futures contract at an agreed-upon price. If the Portfolio "writes" an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of a security or futures contract at an agreed-upon price. The use of options would subject the Portfolio to certain risks. The Adviser's or Sub-Adviser's predictions of movements in the direction of the securities markets may be inaccurate, and the adverse consequences to the Portfolio (E.G., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position that if the options had not been used. Other risks inherent in the use of options include, for example, the possible imperfect correlation between the price of option contracts and movements in the prices of the securities included in the indices underlying the options.

The Active International Allocation Portfolio may also purchase options on various indices in which the Portfolio may invest. These options may be used to increase, limit or modify exposure to various securities, indices, countries or regions. In addition, the Portfolio may sell or "write" put options and/or covered call options on these indices in order to gain additional income.

A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency exchange contracts may be used to hedge against adverse price movements in its portfolio securities, to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency.

A Portfolio's participation in forward foreign currency exchange contracts also involves risks. If the Adviser or Sub-Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and may involve significant risk.

A Portfolio may enter into swap transactions, which are contracts in which the Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, securities indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed income portfolio, or to gain exposure to a market without directly investing in securities traded in that market.

Structured investments are securities that are convertible into, or the value of which is based upon the value of, other fixed income or equity securities or indices upon certain terms and conditions. The amount a Portfolio receives when it sells a structured investment or at maturity of a structured investment is not fixed, but is based on the price of the underlying security or index.

RISKS OF DERIVATIVES

The primary risks of derivatives are: (i) changes in the market value of securities held by a Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for a Portfolio to sell a derivative, which could result in difficulty closing a position and
(iii) certain derivatives can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. In addition, some derivatives are subject to counterparty risk. To minimize this risk, a Portfolio may enter into derivatives transactions only with counterparties that meet certain requirements for credit quality and collateral. Also, a Portfolio may invest in certain derivatives that require the Portfolio to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. At certain levels, this can cause the Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests or meeting other obligations. If a Portfolio is in that position, it could be forced to sell other securities that it wanted to retain.

Hedging a Portfolio's currency risks involves the risk of mismatching the Portfolio's obligations under a forward or futures contract with the value of securities denominated in a particular currency.

INVESTMENT DISCRETION

In pursuing the Portfolios' investment objectives, the Adviser, Sub-Adviser or Investment Teams have considerable leeway in deciding which investments they buy, hold or sell on a day-to-day basis, and which trading stategies they use. For example, the Adviser, Sub-Adviser or Investment Teams may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Portfolios' performance.

BANK INVESTORS

An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

TEMPORARY DEFENSIVE INVESTMENTS

When the Adviser, Sub-Adviser or Investment Teams believe that changes in economic, financial or political conditions warrant, each Portfolio may invest without limit in certain short- and medium-term fixed income securities for temporary defensive purposes that may be inconsistent with a Portfolio's principal investment strategies. If the Adviser, Sub-Adviser or Investment Teams incorrectly predict the effects of these changes, such defensive investments may adversely affect a Portfolio's performance and the Portfolio may not achieve its investment objective.

PORTFOLIO TURNOVER

Consistent with its investment policies, the Global Franchise Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (E.G., over 100% per year) will cause the Global Franchise Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders.

FEES AND EXPENSES OF THE PORTFOLIOS

                           ACTIVE
                       INTERNATIONAL   EMERGING    GLOBAL      GLOBAL     INTERNATIONAL  INTERNATIONAL  INTERNATIONAL  INTERNATIONAL
                         ALLOCATION    MARKETS   FRANCHISE  VALUE EQUITY      EQUITY     GROWTH EQUITY      MAGNUM       SMALL CAP
                         PORTFOLIO    PORTFOLIO  PORTFOLIO    PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
(fees paid directly
from your investment)
------------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as
a % of the amount
redeemed)+                 2.00%        2.00%      2.00%        2.00%         2.00%          2.00%          2.00%          2.00%
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL PORTFOLIO
OPERATING EXPENSES
(expenses that are
deducted from
Portfolio assets)
------------------------------------------------------------------------------------------------------------------------------------
ADVISORY FEES*
------------------------------------------------------------------------------------------------------------------------------------
Class A                    0.65%        1.20%      0.80%        0.67%         0.80%          0.75%          0.80%          0.95%
------------------------------------------------------------------------------------------------------------------------------------
Class B                    0.65%        1.20%      0.80%        0.67%         0.80%          0.75%          0.80%           N/A
------------------------------------------------------------------------------------------------------------------------------------
12B-1 FEE
------------------------------------------------------------------------------------------------------------------------------------
Class A                    NONE         NONE       NONE         NONE          NONE           NONE           NONE           NONE
------------------------------------------------------------------------------------------------------------------------------------
Class B                    0.25%        0.25%      0.25%        0.25%         0.25%          0.25%          0.25%           N/A
------------------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES*
------------------------------------------------------------------------------------------------------------------------------------
Class A                    0.18%        0.21%      0.27%        0.23%         0.13%          0.42%++        0.32%          0.15%
------------------------------------------------------------------------------------------------------------------------------------
Class B                    0.18%        0.21%      0.27%        0.23%         0.13%          0.42%++        0.33%           N/A
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL
PORTFOLIO OPERATING
EXPENSES*
------------------------------------------------------------------------------------------------------------------------------------
Class A                    0.83%        1.41%      1.07%        0.90%         0.93%          1.17%          1.12%          1.10%
------------------------------------------------------------------------------------------------------------------------------------
Class B                    1.08%        1.66%      1.32%        1.15%         1.18%          1.42%          1.38%           N/A
------------------------------------------------------------------------------------------------------------------------------------


+ Payable to the Portfolio on shares redeemed within 30 days of purchase. See "Shareholder Information--How To Redeem Shares" and "Shareholder Information--Frequent Purchases and Redemptions of Shares" for more information on redemption fees.

++   "Other Expenses" are estimated for the current fiscal year.

* This table does not show the effects of the Adviser's voluntary fee waivers and/or expense reimbursements. The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolios so that total annual portfolio operating expenses, excluding certain investment related expenses described below, will not exceed 0.80% for Class A shares and 1.05% for Class B shares of Active International Allocation Portfolio, 1.65% for Class A shares and 1.90% for Class B shares of Emerging Markets Portfolio, 1.00% for Class A shares and 1.25% for Class B shares of the Global Franchise, Global Value Equity, International Equity, International Growth Equity and International Magnum Portfolios, and 1.15% for Class A shares of the International Small Cap Portfolio.

     In determining the actual amount of voluntary advisory fee waiver and/or expense reimbursement for a Portfolio, if any, certain investment related expenses, such as foreign country tax expense and interest expense on borrowing, are excluded from total annual portfolio operating expenses. If these expenses were included, the total annual portfolio operating expenses after voluntary fee waivers and/or expense reimbursements would exceed the percentage limits set forth in the preceding paragraph.

     Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time and without notice.

[SIDENOTE]

The Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolios. The Total Annual Portfolio Operating Expenses in the table do not reflect voluntary fee waivers and/or expense reimbursements from the Adviser, which are described in the footnotes.

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                              FEES AND EXPENSES OF THE PORTFOLIOS

EXAMPLE

                                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------
Class A                                      $ 85      $265      $460     $1,025
---------------------------------------------------------------------------------
Class B                                      $110      $343      $595     $1,317
---------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO
---------------------------------------------------------------------------------
Class A                                      $144      $446      $771     $1,691
---------------------------------------------------------------------------------
Class B                                      $169      $523      $902     $1,965
---------------------------------------------------------------------------------
GLOBAL FRANCHISE PORTFOLIO
---------------------------------------------------------------------------------
Class A                                      $109      $340      $590     $1,306
---------------------------------------------------------------------------------
Class B                                      $134      $418      $723     $1,590
---------------------------------------------------------------------------------
GLOBAL VALUE EQUITY PORTFOLIO
---------------------------------------------------------------------------------
Class A                                      $ 92      $287      $498     $1,108
---------------------------------------------------------------------------------
Class B                                      $117      $365      $633     $1,398
---------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------
Class A                                      $ 95      $296      $515     $1,143
---------------------------------------------------------------------------------
Class B                                      $120      $375      $649     $1,432
---------------------------------------------------------------------------------
INTERNATIONAL GROWTH EQUITY PORTFOLIO
---------------------------------------------------------------------------------
Class A                                      $119      $372      $644     $1,420
---------------------------------------------------------------------------------
Class B                                      $145      $449      $776     $1,702
---------------------------------------------------------------------------------
INTERNATIONAL MAGNUM PORTFOLIO
---------------------------------------------------------------------------------
Class A                                      $114      $356      $617     $1,363
---------------------------------------------------------------------------------
Class B                                      $140      $437      $755     $1,657
---------------------------------------------------------------------------------
INTERNATIONAL SMALL CAP PORTFOLIO
---------------------------------------------------------------------------------
Class A                                      $112      $350      $606     $1,340
---------------------------------------------------------------------------------

[SIDENOTE]

The example assumes that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be equal to the amounts reflected in the table to the right.

PRIOR PERFORMANCE OF SIMILAR FUND

Because the International Growth Equity Portfolio was recently organized, it has no historical performance to report. However, the Portfolio is modeled after an existing fund, the Van Kampen International Growth Fund, a series of Van Kampen Equity Trust II, which is managed by the same portfolio managers as the International Growth Equity Portfolio at an affiliate of the Adviser and has investment objectives, policies and strategies substantially similar to those of the International Growth Equity Portfolio. On December 16, 2005, the Van Kampen International Growth Fund acquired all of the assets and liabilities of the 1838 International Equity Fund (the "Predecessor Fund") in exchange for shares of the Van Kampen International Growth Fund. The current portfolio managers of the International Growth Equity Portfolio and the Van Kampen International Growth Fund were the portfolio managers primarily responsible for the day-to-day management of the Predecessor Fund.

The following table shows the average annual total returns for the Van Kampen International Growth Fund for the one and five year and since inception periods ended December 31, 2005 (which reflects the performance of the Predecessor Fund as described in footnote * below). Remember that past performance is not indicative of future performance. The Van Kampen International Growth Fund is a separate fund and its historical performance is not indicative of the present or future performance of the International Growth Equity Portfolio. The International Growth Equity Portfolio's future performance may be greater or less than the performance of the Van Kampen International Growth Fund due to, among other things, differences in inception dates, expenses, asset sizes and cash flows.

AVERAGE ANNUAL TOTAL RETURNS

for the Periods Ended December 31, 2005


                                                            PAST         PAST       SINCE
VAN KAMPEN INTERNATIONAL GROWTH FUND -- CLASS I SHARES*   ONE YEAR   FIVE YEARS   INCEPTION
-------------------------------------------------------------------------------------------
Return Before Taxes                                        17.93%       5.28%      8.15% **
-------------------------------------------------------------------------------------------
Return After Taxes on Distributions                        11.72%       4.55%      6.70% **
-------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of
Fund Shares                                                17.88%       5.27%      7.28% **
-------------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

* Performance shown for the Van Kampen International Growth Fund's Class I Shares reflects the performance of the shares of the Predecessor Fund.

**   Return information is provided since 8/3/95.

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                              FUND MANAGEMENT

INVESTMENT ADVISER

Morgan Stanley Investment Management Inc., with principal offices at 1221 Avenue of the Americas, New York, NY 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of the Adviser and the indirect parent of Morgan Stanley Distribution, Inc. ("Morgan Stanley Distribution"), the Fund's Distributor. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses -- securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of March 31, 2006, the Adviser, together with its affiliated asset management companies, had approximately $445 billion in assets under management with approximately $251 billion in institutional assets.

SUB-ADVISER

Morgan Stanley Investment Management Limited ("MSIM Limited"), located at 25 Cabot Square, Canary Wharf, London, United Kingdom, E14 4QA, a wholly-owned subsidiary of Morgan Stanley, serves as investment sub-adviser for the Global Franchise, Global Value Equity, International Equity and International Small Cap Portfolios on a day-to-day basis. The Sub-Adviser selects, buys and sells securities for each Portfolio under the supervision of the Adviser. The Adviser pays the Sub-Adviser an annual fee out of its advisory fee. MSIM Limited, Morgan Stanley Investment Management Company ("MSIM Company"), located at 23 Church Street, 16-01 Capital Square, Singapore 049481, and Morgan Stanley Asset & Investment Trust Management Co., Limited ("MSAITM"), located at Yebisu Garden Place Tower, 20-3, Ebisu 4-chome, Shibuya-ku, Tokyo, Japan 150-6009, each a wholly-owned subsidiary of Morgan Stanley, serve as investment sub-advisers for the International Magnum Portfolio on a day-to-day basis. The Sub-Advisers each select, buy and sell securities for the International Magnum Portfolio under the supervision of the Adviser. The Adviser pays each of the Sub-Advisers an annual fee out of its advisory fee. MSIM Company serves as investment sub-adviser for the Emerging Markets Portfolio on a day-to-day basis. The Sub-Adviser selects, buys and sells securities for the Emerging Markets Portfolio under the supervision of the Adviser. The Adviser pays the Sub-Adviser an annual fee out of its advisory fee. MSIM Limited and MSIM Company serve as investment sub-advisers for the International Real Estate Portfolio on a day-to-day basis. The Sub-Advisers each select, buy and sell securities for the International Magnum Portfolio under the supervision of the Adviser. The Adviser pays each of the Sub-Advisers an annual fee out of its advisory fee.

ADVISORY FEES

For the fiscal year ended December 31, 2005, the Adviser received from each Portfolio the advisory fee (net of fee waivers and/or expense reimbursements) set forth in the table below.

ADVISER'S RATES OF COMPENSATION

(AS A PERCENTAGE OF AVERAGE NET ASSETS)

--------------------------------------------------

Active International Allocation Portfolio   0.62%
--------------------------------------------------
Emerging Markets Portfolio                  1.20%
--------------------------------------------------
Global Franchise Portfolio                  0.73%
--------------------------------------------------
Global Value Equity                         0.67%
--------------------------------------------------
International Equity                        0.80%
--------------------------------------------------
International Growth Equity Portfolio          0%*
--------------------------------------------------
International Magnum Portfolio              0.68%
--------------------------------------------------
International Small Cap                     0.95%
--------------------------------------------------


* The International Growth Equity Portfolio commenced operations on December 27, 2005. The contractual advisory fee for the Portfolio is 0.75% of the portion of the daily net assets not exceeding $1 billion; and 0.70% of the portion of the daily net assets exceeding $1 billion.

PORTFOLIO MANAGEMENT

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

The Portfolio's assets are managed within the Active International Allocation team. The team consists of portfolio managers and analysts. The current member of the team who is primarily responsible for the day-to-day management of the Portfolio is Ann D. Thivierge, Managing Director of the Adviser.

Ann D. Thivierge has been associated with the Adviser in an investment management capacity since June 1986 and has been managing the Portfolio since June 1995.

EMERGING MARKETS PORTFOLIO

The Portfolio's assets are managed within the Emerging Markets Equity team. The team consists of portfolio managers and analysts. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are Narayan Ramachandran and Ruchir Sharma, Managing Directors of the Adviser.

Mr. Ramachandran has been associated with the Adviser in an investment management capacity since July 1996 and has been managing the Portfolio since February 2001. Mr. Sharma has been associated with the Adviser in an investment management capacity since October 1996 and has been managing the Portfolio since April 2002.

The Emerging Markets Equity team is comprised of 15 dedicated portfolio manager/analysts located in New York, Singapore and Mumbai (India) that have extensive experience in analyzing emerging markets equity securities for investors. The regional teams (Asia ex Japan, Latin America, Emerging Europe, Middle East, Africa and India Sub-Continent) are responsible for stock selection. Narayan Ramachandran and Ruchir Sharma serve as co-lead portfolio managers, and as such are ultimately responsible for overall portfolio performance and construction. Messrs. Ramachandran and Sharma focus on country allocation relying heavily on input from the regional teams (13 other portfolio managers are responsible for stock selection). Portfolio managers generally specialize by region, with the exception of a few specialized groups focusing on key sectors including telecommunications, technology, commodities and energy.

GLOBAL FRANCHISE PORTFOLIO

The Portfolio's assets are managed within the Global Franchise team. The team consists of portfolio managers. Current members of the team who are jointly and primarily responsible for the day-to-day operation management of the Portfolio are Hassan Elmasry, a Managing Director of the Sub-Adviser, Paras Dodhia and Michael Allison, Vice Presidents of the Sub-Adviser, and Jayson Vowles, a Senior Associate of the Sub-Adviser. Ewa Borowska, the Portfolio's product specialist, is also a member of the team.

Mr. Elmasry has been associated with the Sub-Adviser in an investment management capacity since March 1995 and has been managing the Portfolio since April 2002. Mr. Dodhia has been associated with the Sub-Adviser in an investment management capacity since July 2002 and has been managing the Portfolio since April 2003. Prior to July 2002, Mr. Dodhia was an equity analyst at JPMorgan. Mr. Allison has been associated with the Sub-Adviser in an investment management capacity since April 2002 and has been managing the Portfolio since February 2005. Mr. Vowles has been associated with the Sub-Adviser in an investment management capacity since August 2003 and has been managing the Portfolio since April 2004. Prior to August 2003, he was an associate at Goldman Sachs. Ms. Borowska has been associated with the Sub-Adviser in an investment management capacity since October 1998, has been a member of the team since 2003 and has been managing the Portfolio since April 2003.

Mr. Elmasry is the lead manager of the Portfolio. All team members are responsible for the day-to-day management of the Portfolio and for the execution of the overall strategy of the Portfolio.

GLOBAL VALUE EQUITY PORTFOLIO

The Portfolio's assets are managed within the Global Value team. The team consists of portfolio managers and analysts. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are Frances Campion, a Managing Director of the Sub-Adviser, Colin D. McQueen, an Executive Director of the Sub-Adviser, and Noreen Griffin, Douglas McGraw and Martin J. Moorman, Vice Presidents of the Sub-Adviser.

Ms. Campion has been associated with the Sub-Adviser in an investment management capacity since January 1990 and has been managing the Portfolio since July 1992. Mr. McQueen has been associated with the Sub-Adviser in an investment management capacity since December 2005 and has been managing the Portfolio since December 2005. Prior to December 2005, Mr. McQueen was a portfolio manager at UBS Global Asset Management. Mr. McGraw has been associated with the Sub-Adviser in an investment management capacity since June 2001 and has been managing the Portfolio since April 2004. Prior to June 2001, Mr. McGraw was completing his graduate schooling. Mr. Moorman has been associated with the Sub-Adviser in an investment management capacity since September 2003 and has been managing the Portfolio since April 2004. Prior to September 2003, Mr. Moorman was a portfolio manager at Delaware International Advisors. Ms. Griffin has been associated with the Sub-Adviser in an investment management capacity since October 2005 and has been managing the Portfolio since November 2005. Prior to October 2005, Ms. Griffin has a portfolio manager at Setanta Asset Management.

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                              FUND MANAGEMENT


INTERNATIONAL EQUITY PORTFOLIO

The Portfolio's assets are managed within the International Value team. The team consists of portfolio managers and analysts. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are William D. Lock, Peter J. Wright and Walter B. Riddell, each a Managing Director of the Sub-Adviser, and John S. Goodacre, a Vice President of the Sub-Adviser.

Mr. Lock has been associated with the Sub-Adviser in an investment management capacity since March 1994 and has been managing the Portfolio since May 1999. Mr. Wright has been associated with the Sub-Adviser in an investment management capacity since December 1996 and has been managing the Portfolio since May 1999. Mr. Riddell has been associated with the Sub-Adviser in an investment management capacity since October 1995 and has been managing the Portfolio since May 1999. Mr. Goodacre has been associated with the Sub-Adviser in an investment management capacity since April 2003 and has been managing the Portfolio since February 2006. Prior to April 2003, Mr. Goodacre was an analyst at Bessent Capital.

Each member of the team has both global sector research responsibilities and makes investment management decisions for the Portfolio. Messrs. Lock, Wright, Riddell and Goodacre have day-to-day portfolio administration responsibilities as well.

INTERNATIONAL GROWTH EQUITY PORTFOLIO

The Portfolio's assets are managed within of the International Growth team. The team consists of portfolio managers and analysts. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are Johannes B. van den Berg, a Managing Director of the Adviser, and David Sugimoto, an Executive Director of the Adviser.

Mr. van den Berg has been associated with the Adviser in an investment management capacity since July 2005 and has been managing the Portfolio since December 2005. Prior to July 2005, he was a Managing Director and portfolio manager for 1838 Investment Advisors. Mr. Sugimoto has been associated with the Adviser in an investment management capacity since July 2005 and has been managing the Portfolio since December 2005. Prior to July 2005, he was a Director and portfolio manager of 1838 Investment Advisors.

Mr. van den Berg is the lead manager of the Portfolio and is responsible for the execution of the overall strategy of the Portfolio.

INTERNATIONAL MAGNUM PORTFOLIO

The Portfolio's assets are managed within the International Magnum team and the individual Investment Teams. The teams consist of portfolio managers and analysts. Francine J. Bovich, Managing Director of the Adviser, is the member of the International Magnum team who is primarily responsible for the day-to-day management of the Portfolio. Francine J. Bovich has been associated with the Adviser in an investment management capacity since April 1993 and has been managing the Portfolio since February 1996.

Members of the Investment Teams primarily responsible for individual security selection for the Portfolio include Johannes B. van den Berg and David Sugimoto, Managing Directors of the Adviser, Kunihko Sugio, Managing Director of MSAITM, Narayan Ramachandran, Managing Director of MSIM Company, and Felicity Smith, Executive Director of MSIM Limited. Johannes van den Berg has been associated with the Adviser in an investment management capacity since 2005 and has been managing the Portfolio since 2006. Prior to joining the Adviser, Mr. van den Berg was Head of International Equities at 1838 Advisors. David Sugimoto has been associated with the Adviser in an investment management capacity since 2006 and has been managing the Portfolio since 2006. Prior to joining the Adviser, Mr. Sugimoto was a Director and portfolio manager at 1838 Advisors. Kunihko Sugio has been associated with MSAITM since 1993 and has been managing the Portfolio since 2006. Narayan Ramachandran has been associated with MSIM Company since 1996 and has been managing the Portfolio since 2006. Felicity Smith has been associated with MSIM Limited since April 2001 and has been managing the Portfolio since 2006.

INTERNATIONAL SMALL CAP PORTFOLIO

The Portfolio's assets are managed within the International Small Cap team. The team consists of portfolio managers and analysts. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are Margaret Naylor and Nathalie Degans, Managing Directors of the Sub-Adviser, and Arthur Pollock and Alistair Corden-Lloyd, Executive Directors of the Sub-Adviser.

Ms. Naylor has been associated with the Sub-Adviser in an investment management capacity since March 1987 and has been managing the Portfolio since December 1992. Ms. Degans has been associated with the Sub-Adviser in an investment management capacity since September 1993 and has been managing the Portfolio since May 1999. Mr. Pollock has been associated with the Sub-Adviser in an investment management capacity since June 1999 and has been managing the Portfolio since May 2000. Mr. Corden-Lloyd has been associated with the Sub-Adviser in an investment management capacity since February 1997 and has been managing the Portfolio since April 2004.

ADDITIONAL INFORMATION

The Fund's STATEMENT OF ADDITIONAL INFORMATION provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolios.

The composition of each team may change without notice from time to time.

A discussion regarding the basis for the Board of Directors approval of the Investment Advisory Agreement and the Sub-Advisory Agreements (with respect to all Portfolios except for the International Growth Equity Portfolio) is available in the Fund's semi-annual report to shareholders for the period ended June 30, 2005.

SHAREHOLDER INFORMATION

DISTRIBUTION OF PORTFOLIO SHARES

Morgan Stanley Distribution is the exclusive Distributor of Class A and Class B shares of each Portfolio. Morgan Stanley Distribution receives no compensation from the Fund for distributing Class A shares of the Portfolios. The Fund has adopted a Plan of Distribution with respect to the Class B shares pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, a Portfolio pays the Distributor a distribution fee of 0.25% of its Class B shares' average daily net assets on an annualized basis. The distribution fee compensates the Distributor for marketing and selling Class B shares. Currently, the International Small Cap Portfolio does not offer Class B shares. The Distributor may pay others for providing distribution-related and other services, including account maintenance services. Over time the distribution fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Adviser and/or Distributor may pay compensation (out of their own funds and not as an expense of the Portfolios) to certain affiliated or unaffiliated brokers or other service providers in connection with the sale or retention of a Portfolio's shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolios over other investment options. Any such payments will not change the net asset value or the price of a Portfolio's shares. For more information, please see the Fund's Statement of Additional Information.

ABOUT NET ASSET VALUE

The net asset value ("NAV") per share of a class of shares of a Portfolio is determined by dividing the total of the value of the Portfolio's investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of outstanding shares of that class of the Portfolio. In making this calculation, each Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, including circumstances under which the Adviser or Sub-Adviser determines that a security's market price is not accurate, fair value prices may be determined in good faith using methods approved by the Board of Directors. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the values of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

PRICING OF PORTFOLIO SHARES

You may buy or sell (redeem) Class A and Class B shares at the NAV next determined for the class after receipt of your order. The Fund determines the NAV per share for the Portfolios as of the close of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business (the "Pricing Time").

PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's securities is available in the Fund's SAI.

HOW TO PURCHASE SHARES

The Fund has suspended offering shares of the International Equity Portfolio, International Small Cap Portfolio and Global Franchise Portfolio to new investors, except as follows. The Fund will continue to offer shares of each Portfolio (1) through certain retirement plan accounts, (2) to clients of registered investment advisors who currently offer shares of the Portfolio in their discretionary asset allocation programs, (3) through certain endowments and foundations, (4) to clients of family office practices where shares of the Portfolio are held by family members of such clients, (5) to directors and trustees of the Morgan Stanley Funds, (6) to Morgan Stanley and its affiliates and their employees and (7) to benefit plans sponsored by Morgan Stanley and its affiliates. The Fund will continue to offer shares of the Portfolios to existing shareholders and may recommence offering shares of the Portfolios to other new investors in the future.

You may purchase Class A shares and Class B shares directly from the Fund, from the Distributor or through certain third parties ("Financial Intermediaries") on each day that the Portfolios are open for business.

Investors purchasing shares through a Financial Intermediary may be charged a transaction-based or other fee by the Financial Intermediary for its services. If you are purchasing Class A or Class B shares through a Financial Intermediary, please consult your Financial Intermediary for purchase instructions.

The minimum initial investment generally is $500,000 for Class A shares and $100,000 for Class B shares of each Portfolio. If the value of your account falls below the minimum initial investment amount for Class A shares or

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                              SHAREHOLDER INFORMATION

Class B shares as a result of share redemptions, your account may be subject to involuntary conversion or involuntary redemption. You will be notified prior to any such conversions or redemptions. The Adviser may waive the minimum initial or additional investment and involuntary conversion or redemption features for certain investors, including individuals purchasing through a Financial Intermediary.

Shares may, in the Fund's discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Portfolio shares of equal value.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

INITIAL PURCHASE BY MAIL

You may open an account, subject to acceptance by the Fund, by completing and signing an Account Registration Form provided by JPMorgan Investor Services Company ("JPMorgan"), the Fund's transfer agent, which you can obtain by calling JPMorgan at 1-800-548-7786 and mailing it to Morgan Stanley Institutional Fund, Inc., c/o JPMorgan Investor Services Company, P.O. Box 182913, Columbus, OH 43218-2913 together with a check payable to Morgan Stanley Institutional Fund, Inc.

Please note that payments to investors who redeem shares purchased by check will not be made until payment of the purchase has been collected, which may take up to eight business days after purchase. You can avoid this delay by purchasing shares by wire.

INITIAL PURCHASE BY WIRE

You may purchase shares of each Portfolio by wiring Federal Funds to JPMorgan Chase Bank, the Custodian. YOU SHOULD FORWARD A COMPLETED ACCOUNT REGISTRATION FORM TO JPMORGAN IN ADVANCE OF THE WIRE. See the section above entitled "Pricing of Portfolio Shares." Instruct your bank to send a Federal Funds (monies credited by a Federal Reseve Bank) wire in a specified amount to the Custodian using the following wire instructions:

JPMORGAN CHASE BANK

270 Park Avenue
New York, NY 10017
ABA #021000021
DDA #910-2-733293
Attn: Morgan Stanley Institutional Fund, Inc.
Subscription Account
Ref: (Portfolio Name, Account Number,
Account Name)

ADDITIONAL INVESTMENTS

You may purchase additional shares for your account at any time by purchasing shares at net asset value by any of the methods described above. For additional purchases directly from the Fund, your account name, the Portfolio name and the class selected must be specified in the letter to assure proper crediting to your account. In addition, you may purchase additional shares by wire by following instructions under "Initial Purchase by Wire."

OTHER TRANSACTION INFORMATION

The Fund may suspend the offering of shares, or any class of shares, of any Portfolio or reject any purchase orders when we think it is in the best interests of the Fund.

Certain patterns of exchange and/or purchase or sale transactions involving a Portfolio may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder's account being closed. Determination in this regard may be made based on the frequency or dollar amount of the previous exchange or purchase or sale transaction. See "Frequent Purchases and Redemptions of Shares."

HOW TO REDEEM SHARES

You may redeem Portfolio shares directly from the Fund, through the Distributor or through your Financial Intermediary, each as described above under "How To Purchase Shares." The redemption price will be the NAV per share calculated at the next Pricing Time, which may be more or less than the purchase price of your shares.

The Fund will ordinarily distribute redemption proceeds in cash within one business day of your redemption request, but it may take up to seven days. However, if you purchased shares by check, the Fund will not distribute redemption proceeds until it has collected your purchase payment, which may take up to eight days. In certain circumstances, for example, if payment of redemption proceeds in cash would be detrimental to the remaining shareholders, the Portfolio may pay a portion of the redemption proceeds by a distribution-in-kind of readily marketable portfolio securities.

Shares of a Portfolio redeemed within 30 days of purchase will be subject to a 2% redemption fee, payable to the Portfolio. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. The redemption fee is not imposed on redemptions made: (i) through systematic withdrawal/exchange plans,
(ii) through pre-approved asset allocation programs, (iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles and (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment Management investment team. The redemption fee is calculated based on, and deducted from, the redemption proceeds. Each time you redeem or exchange shares, the shares held the longest will be redeemed or exchanged first.

The redemption fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Certain Financial Intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from a Portfolio's redemption fee or may impose certain trading restrictions to deter market timing and frequent trading. If you invest in a Portfolio through a Financial Intermediary, please read that Financial Intermediary's materials carefully to learn about any other restrictions or fees that may apply.

EXCHANGE PRIVILEGE

You may exchange Portfolio shares for the same class of shares of other available portfolios of the Fund. In addition, you may exchange Class A shares for Institutional Class shares or Class B shares for Adviser Class shares of available portfolios of Morgan Stanley Institutional Fund Trust. Exchanges are effected based on the respective NAVs of the applicable portfolios (subject to any applicable redemption fee). To obtain a prospectus for another portfolio, call the Fund at 1-800-548-7786 or contact your Financial Intermediary. If you purchased Portfolio shares through a Financial Intermediary, certain portfolios may be unavailable for exchange. Contact your Financial Intermediary to determine which portfolios are available for exchange.

You can process your exchange by contacting your Financial Intermediary. Otherwise, you should send exchange requests to the Fund's Transfer Agent by mail to Morgan Stanley Institutional Fund, Inc., c/o JPMorgan Investor Services Company, P.O. Box 182913, Columbus, OH 43218-2913. Exchange requests can also be made by calling 1-800-548-7786.

For your protection when calling the Fund, we will employ reasonable procedures to confirm that redemption instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security number or other tax identification number. Telephone instructions may also be recorded.

When you exchange for shares of another portfolio, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. Your exchange price will be the price calculated at the next Pricing Time after the Fund receives your exchange order. The Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases. An exchange of Portfolio shares held for less than 30 days from the date of purchase will be subject to the 2% redemption fee described under the section "How To Redeem Shares." The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice.

FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

Frequent purchases and redemptions of shares by Portfolio shareholders are referred to as "market-timing" or "short-term trading" and may present risks for other shareholders of a Portfolio, which may include, among other things, diluting the value of a Portfolio's shares held by long-term shareholders, interfering with the efficient management of the Portfolio, increasing brokerage and administrative costs, incurring unwanted taxable gains and forcing the Portfolio to hold excess levels of cash.

In addition, a Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which a Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of long-term Portfolio shareholders.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage").

The Fund discourages and does not accommodate frequent purchases and redemptions of Portfolio shares by Portfolio shareholders and the Fund's Board of Directors has adopted policies and procedures with respect to such frequent purchases and redemptions.

The Fund's policies with respect to purchases and redemptions of Portfolio shares are described in the "Shareholder Information--How To Purchase
Shares," "Shareholder Information--Other Transaction Information,"
"Shareholder Information--How To Redeem Shares" and "Shareholder Information--Exchange Privilege" sections of this Prospectus. Except as described in each of these sections, and with respect to omnibus accounts, the Fund's policies regarding frequent trading of Portfolio shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment managers, broker-dealers, transfer agents and third party administrators, the Fund (i) has requested assurance that such intermediaries currently selling Portfolio shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund's policies with respect to frequent purchases, redemptions and exchanges of Portfolio shares.

With respect to trades that occur through omnibus accounts at intermediaries, the Fund is currently limited in its ability to monitor trading activity or enforce the redemption fee with respect to customers of such intermediaries. Omnibus accounts generally do not identify customers' trading activity to the Fund on an individual basis. Consequently, the Fund must rely on the Financial Intermediary to monitor frequent short-term trading within a Portfolio by the Financial Intermediary's customers. There can be no assurances that the Fund will be able to eliminate all market-timing activities.

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio's policy is to distribute to shareholders substantially all of its net investment income, if any, in the form of an annual dividend and to distribute net realized capital gains, if any, at least annually.

The Fund automatically reinvests all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to the Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the Account Registration Form.

TAXES

The dividends and distributions you receive from a Portfolio may be subject to Federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. For taxable years beginning before January 1, 2009, dividends paid by a Portfolio that are attributable to "qualified dividends" (as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003) received by the Portfolio may be taxed at reduced rates to individual shareholders (15% at the maximum), if certain requirements are met by the Portfolio and the shareholders. "Qualified dividends" include dividends distributed by certain foreign corporations (generally, corporations incorporated in a possession of the United States, some corporations eligible for treaty benefits under a treaty with the United States, and corporations whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the Unites States). Dividends paid by a Portfolio not attributable to "qualified dividends" received by the Portfolio, including distributions of short-term capital gains, will be taxed at normal tax rates applicable to ordinary income. Long-term capital gains distributions to individuals are taxed at a reduced rate (15% at the maximum) before January 1, 2009, regardless of how long you have held your shares. Unless further Congressional legislative action is taken, reduced rates for dividends and long-term capital gain will cease to be in effect after December 31, 2008. A Portfolio may be able to pass through to you a credit for foreign income taxes it pays. The Fund will tell you annually how to treat dividends and distributions.

If you redeem shares of a Portfolio, you may be subject to tax on any gains you earn based on your holding period for the shares and your marginal tax rate. An exchange of shares of a Portfolio for shares of another portfolio is a sale of Portfolio shares for tax purposes. Conversions of shares between classes will not result in taxation.

Because each investor's tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.

THE FUND CURRENTLY CONSISTS OF THE FOLLOWING PORTFOLIOS:

U.S. EQUITY

Focus Equity Portfolio
Large Cap Relative Value Portfolio
Small Company Growth Portfolio*
Systematic Active Large Cap Core Portfolio
Systematic Active Small Cap Core Portfolio
Systematic Active Small Cap Growth Portfolio
Systematic Active Small Cap Value Portfolio
U.S. Large Cap Growth Portfolio
U.S. Real Estate Portfolio

GLOBAL AND INTERNATIONAL EQUITY
Active International Allocation Portfolio

Emerging Markets Portfolio
Global Franchise Portfolio

Global Value Equity Portfolio

International Equity Portfolio**
International Growth Equity Portfolio

International Magnum Portfolio

International Real Estate Portfolio

International Small Cap Portfolio**

FIXED INCOME
Emerging Markets Debt Portfolio

MONEY MARKET

Money Market Portfolio
Municipal Money Market Portfolio

*    Portfolio is currently closed to new investors
**   Portfolio is currently closed to new investors with certain exceptions

FINANCIAL HIGHLIGHTS

The financial highlights tables that follow are intended to help you understand the financial performance of the Class A shares and Class B shares of each Portfolio (except that the International Small Cap Portfolio offers Class A shares only) for the past five years. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP. Ernst & Young LLP's report, along with the Portfolios' financial statements, are incorporated by reference into the Fund's SAI and are included in the Fund's Annual Report to Shareholders. The Annual Report and the Portfolios' financial statements, as well as the SAI, are available at no cost from the Fund at the toll-free number noted on the back cover to this Prospectus.

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

                                                               YEAR ENDED DECEMBER 31,
                                             --------------------------------------------------------
CLASS A                                        2005       2004       2003       2002        2001
-----------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS
Net Asset Value, Beginning of Period         $  10.96   $   9.58   $   7.30   $   8.65    $  10.68
-----------------------------------------------------------------------------------------------------
Income (Loss) from Investment Operations
Net Investment Income (Loss)                     0.21+      0.13+      0.13+      0.13+       0.12
Net Realized and Unrealized Gain (Loss)
   on Investments                                1.40       1.46       2.32      (1.26)      (2.01)
=====================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                 1.61       1.59       2.45      (1.13)      (1.89)
=====================================================================================================
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
Net Investment Income                           (0.14)     (0.21)     (0.17)     (0.22)      (0.14)
Net Realized Gain                                  --         --         --         --       (0.00)++
-----------------------------------------------------------------------------------------------------
Total Distributions                             (0.14)     (0.21)     (0.17)     (0.22)      (0.14)
-----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $  12.43   $  10.96   $   9.58   $   7.30    $   8.65
=====================================================================================================
TOTAL RETURN                                    14.85%     16.64%     33.65%    (13.11)%    (17.63)%
=====================================================================================================
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)        $792,329   $580,851   $353,488   $249,742    $388,225
Ratio of Expenses To Average Net Assets(1)       0.80%      0.80%      0.80%      0.80%       0.81%
Ratio of Expenses to Average Net Assets
   Excluding Bank Overdraft Expense              0.80%      0.80%      0.80%       N/A        0.80%
Ratio of Net Investment Income (Loss)
   to Average Net Assets(1)                      1.84%      1.28%      1.66%      1.57%       1.25%
Portfolio Turnover Rate                            24%        24%        55%        42%         36%
-----------------------------------------------------------------------------------------------------
(1) Ratios before expense limitation:
    Expenses to Average Net Assets               0.83%      0.91%      0.96%      0.93%       0.89%
    Net Investment Income (Loss) to
       Average Net Assets                        1.81%      1.18%      1.50%      1.44%       1.17%
-----------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.

++   Amount is less than $0.005 per share.

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                              FINANCIAL HIGHLIGHTS

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

                                                           YEAR ENDED DECEMBER 31,
                                             -------------------------------------------------
CLASS B                                       2005      2004     2003      2002       2001
----------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS
Net Asset Value, Beginning of Period         $11.13    $ 9.72   $ 7.41   $  8.77    $ 10.80
----------------------------------------------------------------------------------------------
Income (Loss) from Investment Operations
Net Investment Income (Loss)                   0.19+     0.10+    0.12+     0.11+      0.13
Net Realized and Unrealized Gain (Loss)
   on Investments                              1.43      1.35     2.33     (1.27)     (2.06)
==============================================================================================
TOTAL FROM INVESTMENT OPERATIONS               1.62      1.45     2.45     (1.16)     (1.93)
==============================================================================================
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
Net Investment Income                         (0.11)    (0.17)   (0.14)    (0.20)     (0.10)
Net Realized Gain                                --        --       --        --      (0.00)++
----------------------------------------------------------------------------------------------
Total Distributions                           (0.11)    (0.17)   (0.14)    (0.20)     (0.10)
----------------------------------------------------------------------------------------------
Redemption Fees                                0.00++    0.13       --        --         --
----------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $12.64    $11.13   $ 9.72   $  7.41    $  8.77
==============================================================================================
TOTAL RETURN                                  14.67%    16.29%   33.13%   (13.29)%   (17.81)%
==============================================================================================
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)        $2,215    $2,623   $5,635   $ 8,418    $10,362
Ratio of Expenses to Average Net Assets(2)     1.05%     1.05%    1.05%     1.05%      1.06%
Ratio of Expenses to Average Net Assets
   Excluding Bank Overdraft Expense            1.05%     1.05%    1.05%      N/A       1.05%
Ratio of Net Investment Income (Loss) to
   Average Net Assets(2)                       1.69%     1.03%    1.41%     1.32%      1.05%
Portfolio Turnover Rate                          24%       24%      55%       42%        36%
----------------------------------------------------------------------------------------------
(2) Ratios before expense limitation:
    Expenses to Average Net Assets             1.08%     1.16%    1.21%     1.18%      1.14%
    Net Investment Income (Loss) to
       Average Net Assets                      1.66%     0.92%    1.25%     1.19%      0.97%
----------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.

++   Amount is less than $0.005 per share.

EMERGING MARKETS PORTFOLIO

                                                                YEAR ENDED DECEMBER 31,
                                           ----------------------------------------------------------------
CLASS A                                       2005          2004          2003         2002        2001
-----------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS
Net Asset Value, Beginning of Period       $    19.10    $    15.52    $    10.13    $  10.81    $  11.31
-----------------------------------------------------------------------------------------------------------
Income (Loss) from Investment Operations
Net Investment Income (Loss)                     0.25+         0.19+         0.14+       0.04+       0.05
Net Realized and Unrealized Gain
   (Loss) on Investments                         6.36          3.54          5.44       (0.71)      (0.55)
===========================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                 6.61          3.73          5.58       (0.67)      (0.50)
===========================================================================================================
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
Net Investment Income                           (0.35)        (0.15)        (0.18)      (0.01)         --
Return of Capital                                  --            --         (0.01)         --          --
-----------------------------------------------------------------------------------------------------------
Total Distributions                             (0.35)        (0.15)        (0.19)      (0.01)         --
-----------------------------------------------------------------------------------------------------------
Redemption Fees                                  0.00++        0.00++        0.00++        --          --
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $    25.36    $    19.10    $    15.52    $  10.13    $  10.81
===========================================================================================================
TOTAL RETURN                                    34.54%        24.09%        55.08%      (6.24)%     (4.42)%
===========================================================================================================
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)      $1,749,671    $1,249,299    $1,020,353    $657,203    $748,058
Ratio of Expenses to Average Net Assets          1.41%         1.52%#        1.64%       1.65%       1.65%
   Excluding Country Tax Expense and
   Bank Overdraft Expense                        1.41%         1.52%         1.61%       1.58%        N/A
Ratio of Net Investment Income (Loss)
   to Average Net Assets                         1.17%         1.09%         1.15%       0.35%       0.47%
Portfolio Turnover Rate                            59%           73%           92%         91%         93%
-----------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.

++   Amount is less than $0.005 per share.

# Effective November 1, 2004, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.65% for Class A shares and 1.90% for Class B shares. Prior to November 1, 2004, these maximum ratios were 1.75% for Class A and 2.00% for Class B shares.

EMERGING MARKETS PORTFOLIO

                                                          YEAR ENDED DECEMBER 31,
                                           ----------------------------------------------------
CLASS B                                      2005       2004       2003      2002       2001
-----------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS
Net Asset Value, Beginning of Period       $  18.90   $ 15.36    $ 10.06   $ 10.73    $ 11.26
-----------------------------------------------------------------------------------------------
Income (Loss) from Investment Operations
Net Investment Income (Loss)                   0.19+     0.15+      0.11+     0.01+      0.03
Net Realized and Unrealized Gain (Loss)
   on Investments                              6.26      3.49       5.35     (0.68)     (0.56)
===============================================================================================
TOTAL FROM INVESTMENT OPERATIONS               6.45      3.64       5.46     (0.67)     (0.53)
===============================================================================================
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
Net Investment Income                         (0.29)    (0.11)     (0.15)       --         --
Return of Capital                                --        --      (0.01)       --         --
-----------------------------------------------------------------------------------------------
Total Distributions                           (0.29)    (0.11)     (0.16)       --         --
-----------------------------------------------------------------------------------------------
Redemption Fees                                0.01      0.01         --        --         --
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $  25.07   $ 18.90    $ 15.36   $ 10.06    $ 10.73
===============================================================================================
TOTAL RETURN                                  34.17%    23.84%     54.31%    (6.24)%    (4.71)%
===============================================================================================
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)      $103,482   $71,254    $42,046   $13,208    $14,456
Ratio of Expenses to Average Net Assets        1.66%     1.77%#     1.89%     1.90%      1.90%
Ratio of Expenses to Average Net Assets
   Excluding Country Tax Expense and
   Bank Overdraft Expense                      1.66%     1.77%      1.86%     1.83%       N/A
Ratio of Net Investment Income (Loss) to
   Average Net Assets                          0.90%     0.89%      0.90%     0.10%      0.22%
Portfolio Turnover Rate                          59%       73%        92%       91%        93%
-----------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.

# Effective November 1, 2004, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.65% for Class A shares and 1.90% for Class B shares. Prior to November 1, 2004, these maximum ratios were 1.75% for Class A and 2.00% for Class B shares.

GLOBAL FRANCHISE PORTFOLIO

                                                                                         PERIOD FROM
                                                       YEAR ENDED DECEMBER 31,       NOVEMBER 28, 2001^
                                             -------------------------------------     TO DECEMBER 31,
CLASS A                                        2005      2004      2003      2002           2001
-------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS
Net Asset Value, Beginning of Period         $ 15.12   $ 14.29   $ 11.29   $ 10.48        $ 10.00
-------------------------------------------------------------------------------------------------------
Income (Loss) from Investment Operations
Net Investment Income (Loss)                    0.26+     0.27+     0.23+     0.17+          0.01
Net Realized and Unrealized Gain (Loss) on
   Investments                                  1.52      1.66      2.91      0.68           0.47
=======================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                1.78      1.93      3.14      0.85           0.48
=======================================================================================================
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
Net Investment Income                          (0.31)       --     (0.03)       --             --
Net Realized Gain                              (0.90)    (1.13)    (0.11)    (0.04)            --
-------------------------------------------------------------------------------------------------------
Total Distributions                            (1.21)    (1.13)    (0.14)    (0.04)            --
-------------------------------------------------------------------------------------------------------
Redemption Fees                                 0.00++    0.03      0.00++      --             --
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $ 15.69   $ 15.12   $ 14.29   $ 11.29        $ 10.48
=======================================================================================================
TOTAL RETURN                                   11.91%    13.77%    27.92%     8.10%          4.80%#
=======================================================================================================
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)        $85,018   $58,223   $79,756   $48,644        $10,595
Ratio of Expenses to Average Net Assets(1)      1.00%     1.00%     1.00%     1.00%          1.00%*
Ratio of Net Investment Income (Loss) to
   Average Net Assets(1)                        1.67%     1.82%     1.91%     1.41%          1.30%*
Portfolio Turnover Rate                           19%       21%       32%       62%           N/A
-------------------------------------------------------------------------------------------------------
(1) Ratios before expense limitation:
    Expenses to Average Net Assets              1.07%     1.16%     1.23%     1.28%         16.47%*
    Net Investment Income (Loss) to Average
       Net Assets                               1.60%     1.66%     1.68%     1.13%        (14.17)%*
-------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.

++   Amount is less than $0.005 per share.

^    Commencement of Operations

*    Annualized

#    Not annualized

GLOBAL FRANCHISE PORTFOLIO

                                                                                     PERIOD FROM
                                                  YEAR ENDED DECEMBER 31,        NOVEMBER 28, 2001^
                                             ---------------------------------     TO DECEMBER 31,
CLASS B                                       2005     2004     2003     2002           2001
---------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS
Net Asset Value, Beginning of Period         $15.01   $14.22   $11.24   $10.46        $ 10.00
---------------------------------------------------------------------------------------------------
Income (Loss) from Investment Operations
Net Investment Income (Loss)                   0.24+    0.22+    0.22+    0.11+         (0.09)
Net Realized and Unrealized Gain (Loss) on
   Investments                                 1.48     1.69     2.88     0.71           0.55
===================================================================================================
TOTAL FROM INVESTMENT OPERATIONS               1.72     1.91     3.10     0.82           0.46
===================================================================================================
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
Net Investment Income                         (0.27)      --    (0.01)      --             --
Net Realized Gain                             (0.90)   (1.13)   (0.11)   (0.04)            --
---------------------------------------------------------------------------------------------------
Total Distributions                           (1.17)   (1.13)   (0.12)   (0.04)            --
---------------------------------------------------------------------------------------------------
Redemption Fees                                  --     0.01       --       --             --
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $15.56   $15.01   $14.22   $11.24        $ 10.46
===================================================================================================
TOTAL RETURN                                  11.53%   13.56%   27.62%    7.82%        4.60%#
===================================================================================================
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)        $4,401   $3,941   $2,682   $1,427        $   415
Ratio of Expenses to Average Net Assets(2)     1.25%    1.25%    1.25%    1.25%          1.25%*
Ratio of Net Investment Income (Loss) to
   Average Net Assets(2)                       1.52%    1.47%    1.66%    1.16%        (13.29)%*
Portfolio Turnover Rate                          19%      21%      32%      62%           N/A
---------------------------------------------------------------------------------------------------
(2) Ratios before expense limitation:
    Expenses to Average Net Assets             1.32%    1.41%    1.48%    1.53%         16.72%*
    Net Investment Income (Loss) to
       Average Net Assets                      1.45%    1.31%    1.43%    0.88%        (21.62)%*
---------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.

^    Commencement of Operations

*    Annualized

#    Not annualized.

GLOBAL VALUE EQUITY PORTFOLIO

                                                            YEAR ENDED DECEMBER 31,
                                             ---------------------------------------------------
CLASS A                                        2005       2004       2003      2002      2001
------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS
Net Asset Value, Beginning of Period         $ 17.81    $ 15.84    $ 12.46   $ 15.45   $ 17.05
------------------------------------------------------------------------------------------------
Income (Loss) from Investment Operations
Net Investment Income (Loss)                    0.31+      0.22+      0.19+     0.15+     0.13
Net Realized and Unrealized Gain (Loss)
   on Investments                               0.72       2.02       3.42     (2.82)    (1.56)
================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                1.03       2.24       3.61     (2.67)    (1.43)
================================================================================================
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
Net Investment Income                          (0.31)     (0.22)     (0.16)    (0.20)    (0.17)
Net Realized Gain                              (0.68)     (0.05)     (0.08)    (0.12)       --
------------------------------------------------------------------------------------------------
Total Distributions                            (0.99)     (0.27)     (0.24)    (0.32)    (0.17)
------------------------------------------------------------------------------------------------
Redemption Fees                                 0.00++     0.00++     0.01        --        --
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $ 17.85    $ 17.81    $ 15.84   $ 12.46   $ 15.45
================================================================================================
TOTAL RETURN                                    5.81%     14.13%     29.21%   (17.34)%   (8.36)%
================================================================================================
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)        $86,000    $68,505    $55,545   $34,297   $34,079
Ratio of Expenses to Average Net Assets(1)      0.90%      1.00%      1.00%     1.00%     1.01%
Ratio of Expenses to Average Net Assets
   Excluding Bank Overdraft Expense              N/A       1.00%      1.00%      N/A      1.00%
Ratio of Net Investment Income (Loss) to
   Average
   Net Assets(1)                                1.74%      1.31%      1.44%     1.08%     0.79%
Portfolio Turnover Rate                           29%        30%        53%       42%       51%
------------------------------------------------------------------------------------------------
(1) Ratios before expense limitation:
    Expenses to Average Net Assets               N/A       1.07%      1.20%     1.12%     1.16%
    Net Investment Income (Loss) to Average
       Net Assets                                N/A       1.24%      1.24%     0.96%     0.64%
------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.

++   Amount is less than $0.005 per share.

GLOBAL VALUE EQUITY PORTFOLIO

                                                             YEAR ENDED DECEMBER 31,
                                             ---------------------------------------------------
CLASS B                                        2005       2004       2003      2002      2001
------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS
Net Asset Value, Beginning of Period         $ 17.64    $ 15.70    $ 12.35   $ 15.33   $ 16.92
------------------------------------------------------------------------------------------------
Income (Loss) from Investment Operations
Net Investment Income (Loss)                    0.27+      0.17+      0.16+     0.12+     0.13
Net Realized and Unrealized Gain (Loss)
   on Investments                               0.71       2.00       3.40     (2.82)    (1.58)
================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                0.98       2.17       3.56     (2.70)    (1.45)
================================================================================================
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
Net Investment Income                          (0.25)     (0.18)     (0.13)    (0.16)    (0.14)
Net Realized Gain                              (0.68)     (0.05)     (0.08)    (0.12)       --
------------------------------------------------------------------------------------------------
Total Distributions                            (0.93)     (0.23)     (0.21)    (0.28)    (0.14)
------------------------------------------------------------------------------------------------
Redemption Fees                                 0.00++     0.00++       --        --        --
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $ 17.69    $ 17.64    $ 15.70   $ 12.35   $ 15.33
================================================================================================
TOTAL RETURN                                    5.59%     13.78%     28.95%   (17.63)%   (8.58)%
================================================================================================
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)        $21,938    $30,598    $32,761   $26,866   $30,089
Ratio of Expenses to Average Net Assets(2)      1.15%      1.25%      1.25%     1.25%     1.26%
Ratio of Expenses to Average Net Assets
   Excluding Bank Overdraft Expense              N/A       1.25%      1.25%      N/A      1.25%
Ratio of Net Investment Income (Loss) to
   Average
   Net Assets(2)                                1.53%      1.07%      1.19%     0.83%     0.78%
Portfolio Turnover Rate                           29%        30%        53%       42%       51%
------------------------------------------------------------------------------------------------
(2) Ratios before expense limitation:
    Expenses to Average Net Assets               N/A       1.32%      1.45%     1.37%     1.41%
    Net Investment Income (Loss) to
       Average Net Assets                        N/A       0.99%      0.99%     0.71%     0.64%
------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.

++   Amount is less than $0.005 per share.

INTERNATIONAL EQUITY PORTFOLIO


                                                                   YEAR ENDED DECEMBER 31,
                                             --------------------------------------------------------------------
CLASS A                                         2005          2004          2003          2002          2001
-----------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS
Net Asset Value, Beginning of Period         $    20.99    $    19.06    $    14.60    $    15.59    $    17.88
-----------------------------------------------------------------------------------------------------------------
Income (Loss) from Investment Operations
Net Investment Income (Loss)                       0.43+         0.30+         0.24+         0.19+         0.25
Net Realized and Unrealized Gain
   (Loss) on Investments                           0.93          3.50          4.54         (0.82)        (2.00)
=================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                   1.36          3.80          4.78         (0.63)        (1.75)
=================================================================================================================
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
Net Investment Income                             (0.35)        (0.37)        (0.32)        (0.33)        (0.34)
Net Realized Gain                                 (1.66)        (1.50)           --         (0.03)        (0.20)
-----------------------------------------------------------------------------------------------------------------
Total Distributions                               (2.01)        (1.87)        (0.32)        (0.36)        (0.54)
-----------------------------------------------------------------------------------------------------------------
Redemption Fees                                    0.00++        0.00++        0.00++          --            --
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $    20.34    $    20.99    $    19.06    $    14.60    $    15.59
=================================================================================================================
TOTAL RETURN                                       6.45%        19.96%        32.82%        (4.02)%       (9.74)%
=================================================================================================================
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)        $6,704,732    $7,200,606    $5,657,941    $3,953,655    $4,004,817
Ratio of Expenses to Average Net Assets(1)         0.93%         0.98%         1.00%         1.00%         1.00%
Ratio of Net Investment Income (Loss)
   to Average Net Assets(1)                        2.04%         1.48%         1.48%         1.24%         1.35%
Portfolio Turnover Rate                              28%           41%           45%           51%           63%
-----------------------------------------------------------------------------------------------------------------
(1) Ratios before expense limitation:
    Expenses to Average Net Assets                  N/A           N/A          1.02%         1.00%         1.01%
    Net Investment Income (Loss) to
       Average Net Assets                           N/A           N/A          1.46%         1.24%         1.34%
-----------------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.

++   Amount is less than $0.005 per share.

INTERNATIONAL EQUITY PORTFOLIO


                                                                 YEAR ENDED DECEMBER 31,
                                             --------------------------------------------------------------
CLASS B                                         2005          2004         2003        2002        2001
-----------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS
Net Asset Value, Beginning of Period         $    20.85    $    18.96    $  14.53    $  15.53    $  17.81
-----------------------------------------------------------------------------------------------------------
Income (Loss) from Investment Operations
Net Investment Income (Loss)                       0.37+         0.24+       0.18+       0.12+       0.07
Net Realized and Unrealized Gain
   (Loss) on Investments                           0.93          3.47        4.54       (0.78)      (1.83)
===========================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                   1.30          3.71        4.72       (0.66)      (1.76)
===========================================================================================================
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
Net Investment Income                             (0.30)        (0.32)      (0.29)      (0.31)      (0.32)
Net Realized Gain                                 (1.66)        (1.50)         --       (0.03)      (0.20)
-----------------------------------------------------------------------------------------------------------
Total Distributions                               (1.96)        (1.82)      (0.29)      (0.34)      (0.52)
-----------------------------------------------------------------------------------------------------------
Redemption Fees                                    0.00++        0.00++      0.00++        --          --
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $    20.19    $    20.85    $  18.96    $  14.53    $  15.53
===========================================================================================================
TOTAL RETURN                                       6.20%        19.67%      32.46%      (4.25)%     (9.83)%
===========================================================================================================
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)        $1,206,125    $1,073,278    $733,298    $439,422    $165,439
Ratio of Expenses to Average Net Assets(2)         1.18%         1.23%       1.25%       1.25%       1.25%
Ratio of Net Investment Income (Loss) to
   Average Net Assets(2)                           1.77%         1.21%       1.23%       0.99%       0.73%
Portfolio Turnover Rate                              28%           41%         45%         51%         63%
-----------------------------------------------------------------------------------------------------------
(2) Ratios before expense limitation:
    Expenses to Average Net Assets                  N/A           N/A        1.27%       1.25%       1.26%
    Net Investment Income (Loss) to
       Average Net Assets                           N/A           N/A        1.21%       0.99%       0.72%
-----------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.

++   Amount is less than $0.005 per share.

INTERNATIONAL GROWTH EQUITY PORTFOLIO



                                                             PERIOD FROM
                                                         DECEMBER 27, 2005^
                                                           TO DECEMBER 31,
CLASS A                                                         2005
---------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS
Net Asset Value, Beginning of Period                         $ 10.00
---------------------------------------------------------------------------
Income (Loss) from Investment Operations
Net Investment Income (Loss)                                   (0.00)+++
Net Realized and Unrealized Gain (Loss) on Investments         (0.07)
===========================================================================
TOTAL FROM INVESTMENT OPERATIONS                               (0.07)
===========================================================================
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
Net Investment Income                                             --
Net Realized Gain                                                 --
---------------------------------------------------------------------------
Total Distributions                                               --
---------------------------------------------------------------------------
Redemption Fees                                                   --
---------------------------------------------------------------------------
Net Asset Value, End of Period                               $  9.93
===========================================================================
TOTAL RETURN                                                   (0.70)%#
===========================================================================
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)                        $ 4,864
Ratio of Expenses to Average Net Assets(1)                      1.00%*
Ratio of Net Investment Income (Loss) to Average
   Net Assets(1)                                               (0.86)%*
---------------------------------------------------------------------------
Portfolio Turnover Rate                                            4%#
(1) Ratios before expense limitation:
    Expenses to Average Net Assets                             31.60%*
    Net Investment Income (Loss) to Average Net Assets        (31.46)%*
---------------------------------------------------------------------------


+    Per share amount is based on average shares outstanding.

++   Amount is less than $0.005 per share.

^    Commencement of operations

#    Not annualized

*    Annualized

INTERNATIONAL GROWTH EQUITY PORTFOLIO



                                                             PERIOD FROM
                                                         DECEMBER 27, 2005^
                                                           TO DECEMBER 31,
CLASS B                                                          2005
---------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS
Net Asset Value, Beginning of Period                         $ 10.00
---------------------------------------------------------------------------
Income (Loss) from Investment Operations
Net Investment Income (Loss)                                   (0.00)+++
Net Realized and Unrealized Gain (Loss) on Investments         (0.07)
===========================================================================
TOTAL FROM INVESTMENT OPERATIONS                               (0.07)
===========================================================================
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
Net Investment Income                                             --
Net Realized Gain                                                 --
---------------------------------------------------------------------------
Total Distributions                                               --
---------------------------------------------------------------------------
Redemption Fees                                                   --
---------------------------------------------------------------------------
Net Asset Value, End of Period                               $  9.93
===========================================================================
TOTAL RETURN                                                   (0.70)%#
===========================================================================
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)                        $    99
Ratio of Expenses to Average Net Assets(1)                      1.25%*
Ratio of Net Investment Income (Loss) to Average
   Net Assets(1)                                               (1.16)%*
Portfolio Turnover Rate                                            4%#
---------------------------------------------------------------------------
(1) Ratios before expense limitation:
    Expenses to Average Net Assets                             31.85%*
    Net Investment Income (Loss) to Average Net Assets        (31.76)%*
---------------------------------------------------------------------------


+    Per share amount is based on average shares outstanding.

++   Amount is less than $0.005 per share.

^    Commencement of operations

#    Not annualized

*    Annualized

INTERNATIONAL MAGNUM PORTFOLIO

                                                           YEAR ENDED DECEMBER 31,
                                              ---------------------------------------------------
CLASS A                                         2005       2004      2003      2002      2001
-------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS
Net Asset Value, Beginning of Period          $  11.83   $ 10.20   $  8.04   $  9.34   $  11.56
-------------------------------------------------------------------------------------------------
Income (Loss) from Investment Operations
Net Investment Income (Loss)                      0.18+     0.13+     0.11+     0.07+      0.11
Net Realized and Unrealized Gain (Loss)
   on Investments                                 1.16      1.74      2.22     (1.31)     (2.27)
=================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                  1.34      1.87      2.33     (1.24)     (2.16)
=================================================================================================
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
Net Investment Income                            (0.16)    (0.24)    (0.17)    (0.06)     (0.06)
Net Realized Gain                                   --        --        --        --         --
-------------------------------------------------------------------------------------------------
Total Distributions                              (0.16)    (0.24)    (0.17)    (0.06)     (0.06)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $  13.01   $ 11.83   $ 10.20   $  8.04   $   9.34
=================================================================================================
TOTAL RETURN                                     11.35%    18.45%    29.07%   (13.36)%   (18.71)%
=================================================================================================
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)         $106,369   $94,162   $91,087   $68,275   $120,753
Ratio of Expenses to Average Net
   Assets(1)                                      1.00%     1.00%     1.00%     1.01%      1.01%
Ratio of Expenses to Average Net Assets
   Excluding Bank Overdraft Expense               1.00%     1.00%     1.00%     1.00%      1.00%
Ratio of Net Investment Income (Loss) to
   Average Net Assets(1)                          1.51%     1.20%     1.25%     0.81%      1.00%
Portfolio Turnover Rate                             32%       49%       53%       59%        44%
-------------------------------------------------------------------------------------------------

(1) Ratios before expense limitation:
    Expenses to Average Net Assets                1.12%     1.23%     1.29%     1.30%      1.14%
    Net Investment Income (Loss) to Average
       Net Assets                                 1.39%     0.96%     0.96%     0.52%      0.87%
-------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.

INTERNATIONAL MAGNUM PORTFOLIO

                                                          YEAR ENDED DECEMBER 31,
                                             -------------------------------------------------
CLASS B                                       2005      2004     2003       2002       2001
----------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS
Net Asset Value, Beginning of Period         $11.80    $10.18   $ 8.04    $  9.32    $ 11.52
----------------------------------------------------------------------------------------------
Income (Loss) from Investment Operations
Net Investment Income (Loss)                   0.15+     0.11+    0.10+      0.06+      0.01
Net Realized and Unrealized Gain (Loss)
   on Investments                              1.15      1.70     2.18      (1.31)     (2.18)
==============================================================================================
TOTAL FROM INVESTMENT OPERATIONS               1.30      1.81     2.28      (1.25)     (2.17)
==============================================================================================
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
Net Investment Income                         (0.13)    (0.22)   (0.14)     (0.03)     (0.03)
Net Realized Gain                                --        --       --         --         --
----------------------------------------------------------------------------------------------
Total Distributions                           (0.13)    (0.22)   (0.14)     (0.03)     (0.03)
----------------------------------------------------------------------------------------------
Redemption Fees                                0.00++    0.03     0.00++       --         --
----------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $12.97    $11.80   $10.18    $  8.04    $  9.32
==============================================================================================
TOTAL RETURN                                  11.04%    18.15%   28.49%    (13.49)%   (18.87)%
==============================================================================================
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)        $3,634    $2,605   $2,232    $ 6,644    $10,542
Ratio of Expenses to Average Net Assets(2)     1.25%     1.25%    1.25%      1.26%      1.26%
Ratio of Expenses to Average Net Assets
   Excluding Bank Overdraft Expense            1.25%     1.25%    1.25%      1.25%      1.25%
Ratio of Net Investment Income (Loss) to
Average Net Assets(2)                          1.25%     1.00%    1.00%      0.56%      0.75%
Portfolio Turnover Rate                          32%       49%      53%        59%        44%
----------------------------------------------------------------------------------------------

(2) Ratios before expense limitation:
    Expenses to Average Net Assets             1.38%     1.48%    1.54%      1.55%      1.39%
    Net Investment Income (Loss) to Average
       Net Assets                              1.12%     0.77%    0.71%      0.27%      0.62%
----------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.

++   Amount is less than $0.005 per share.

INTERNATIONAL SMALL CAP PORTFOLIO

                                                                YEAR ENDED DECEMBER 31,
                                             --------------------------------------------------------------
CLASS A                                         2005          2004         2003        2002         2001
-----------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS
Net Asset Value, Beginning of Period         $    25.11    $    20.52    $  14.21    $  14.82    $  16.30
-----------------------------------------------------------------------------------------------------------
Income (Loss) from Investment Operations
Net Investment Income (Loss)                       0.32+         0.24+       0.24+       0.15+       0.21
Net Realized and Unrealized Gain (Loss)
   on Investments^^                                2.89          6.59        6.61       (0.59)      (1.18)
===========================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                   3.21          6.83        6.85       (0.44)      (0.97)
===========================================================================================================
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
Net Investment Income                             (0.47)        (0.35)      (0.23)      (0.13)      (0.27)
Net Realized Gain                                 (3.71)        (1.89)      (0.31)      (0.04)      (0.24)
-----------------------------------------------------------------------------------------------------------
Total Distributions                               (4.18)        (2.24)      (0.54)      (0.17)      (0.51)
-----------------------------------------------------------------------------------------------------------
Redemption Fees                                    0.00++        0.00++      0.00++        --          --
-----------------------------------------------------------------------------------------------------------
Transaction Fees                                     --            --          --          --        0.00++
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $    24.14    $    25.11    $  20.52    $  14.21    $  14.82
===========================================================================================================
TOTAL RETURN                                      13.07%        33.53%      48.32%      (2.99)%     (5.88)%
===========================================================================================================
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)        $1,389,078    $1,276,083    $899,996    $440,124    $376,981
Ratio of Expenses to Average Net
Assets(1)                                          1.10%         1.15%       1.15%       1.15%       1.15%
Ratio of Expenses to Average Net Assets
  Excluding Bank Overdraft Expense                 1.10%         1.15%       1.15%        N/A         N/A
Ratio of Net Investment Income (Loss)
   to Average
Net Assets(1)                                      1.22%         1.04%       1.40%       1.00%       1.38%
Portfolio Turnover Rate                              47%           38%         38%         34%         39%
-----------------------------------------------------------------------------------------------------------

(1) Ratios before expense limitation:
    Expenses to Average Net Assets                  N/A          1.16%       1.20%       1.19%       1.19%
    Net Investment Income (Loss) to Average
       Net Assets                                   N/A          1.03%       1.35%       0.96%       1.34%
-----------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.

++   Amount is less than $0.005 per share.

^^ Includes a 0.50% transaction fee on subscriptions and redemptions of capital shares for the years ended 2000 and 2001.

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                              ADDITIONAL INFORMATION

WHERE TO FIND
ADDITIONAL INFORMATION

In addition to this Prospectus, the Fund has a Statement of Additional Information ("SAI"), dated April 28, 2006, which contains additional, more detailed information about the Fund and the Portfolios. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

SHAREHOLDER REPORTS

The Fund publishes annual and semi-annual reports ("Shareholder Reports") that contain additional information about each Portfolio's investments. In the Fund's annual report, you will find a discussion of the market conditions and the investment strategies that significantly affected each Portfolio's performance during the last fiscal year. For additional Fund information, including information regarding the investments comprising each of the Portfolios, please call the toll-free number below.

You may obtain the SAI and Shareholder Reports without charge by contacting the Fund at the toll-free number below or on our internet site at:

www.morganstanley.com/funds. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.

Information about the Fund, including the SAI, and Shareholder Reports, may be obtained from the Securities and Exchange Commission in any of the following ways. (1) In person: you may review and copy documents in the Commission's Public Reference Room in Washington D.C. (for information call 1-202-551-8090);
(2) On-line: you may retrieve information from the Securities and Exchange Commission's web site at http://www.sec.gov; (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102; or
(4) By e-mail: you may request documents, upon payment of a duplicating fee, by e-mailing the Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund's Investment Company Act registration number is 811-05624.

Morgan Stanley Institutional Fund, Inc.
c/o JPMorgan Investor Services Company
P.O. Box 182913
Columbus, OH 43218-2913

For Shareholder Inquiries,
call 1-800-548-7786.

Prices and Investment Results are available at www.morganstanley.com/lm.

MSIGLINTPRO-0506

MORGAN STANLEY INVESTMENT MANAGEMENT

[MORGAN STANLEY LOGO]

MORGAN STANLEY
INSTITUTIONAL FUND, INC.

REAL ESTATE PORTFOLIOS

INTERNATIONAL REAL ESTATE PORTFOLIO

U.S. REAL ESTATE PORTFOLIO


APRIL 28, 2006

PROSPECTUS

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
INVESTMENT SUMMARY

PORTFOLIOS

International Real Estate Portfolio                                           1

U.S. Real Estate Portfolio                                                    3

Additional Risk Factors and Information                                       5

FEES AND EXPENSES OF THE PORTFOLIOS                                           7

FUND MANAGEMENT                                                               9

SHAREHOLDER INFORMATION                                                      10

FINANCIAL HIGHLIGHTS                                                         14

International Real Estate Portfolio                                          14

U.S. Real Estate Portfolio                                                   16

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                              INVESTMENT SUMMARY

INTERNATIONAL REAL ESTATE PORTFOLIO

OBJECTIVE

THE INTERNATIONAL REAL ESTATE PORTFOLIO'S INVESTMENT OBJECTIVE IS TO PROVIDE CURRENT INCOME AND LONG-TERM CAPITAL APPRECIATION. THE PORTFOLIO SEEKS TO ACHIEVE THIS OBJECTIVE BY INVESTING PRIMARILY IN EQUITY SECURITIES OF COMPANIES IN THE REAL ESTATE INDUSTRY LOCATED IN VARIOUS GLOBAL MARKETS THROUGHOUT THE WORLD (EXCLUDING THE UNITED STATES AND CANADA).

APPROACH

The Adviser, Morgan Stanley Investment Management Inc., and Sub-Advisers, Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company (the "Sub-Advisers"), seek a combination of current income and long-term capital appreciation by investing primarily in equity securities of companies in the real estate industry located throughout the world (excluding the United States and Canada). The Portfolio will invest primarily in companies located in the developed countries of Europe and Asia, but may also invest in emerging markets. The Adviser's and Sub-Advisers' approach emphasizes bottom-up stock selection with a top-down country allocation overlay.

PROCESS

The Adviser and Sub-Advisers actively manage the Portfolio using a combination of top-down and bottom-up methodologies. The top-down asset allocation overlay is determined by focusing on key regional criteria, which include demographic and macroeconomic considerations (for example, population, employment, household formation and income). The Adviser and/or Sub-Advisers employ a value-driven approach to bottom-up security selection which emphasizes underlying asset values, values per square foot and property yields. In seeking an optimal matrix of regional and property market exposure, the Adviser and/or Sub-Advisers consider broad demographic and macroeconomic factors as well as criteria such as space demand, new construction and rental patterns. The Adviser and/or Sub-Advisers generally consider selling a portfolio holding when they determine that the holding is less attractive based on a number of factors, including changes in the holding's share price, earnings prospects relative to its peers and/or business prospects.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in equity securities of companies in the real estate industry. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes.

A company will be considered located outside of the United States and Canada if it (a) is not organized under the laws of the United States or Canada, (b) does not have securities which are principally traded on a U.S. or Canadian stock exchange, (c) does not derive at least 50% of its revenues from goods produced or sold, investments made, or services performed in the United States or Canada or (d) does not maintain at least 50% of its assets in the United States or Canada.

A company is considered to be in the real estate industry if it (i) derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate or (ii) has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate.

RISKS

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in the equity securities of real estate companies located throughout the world, including companies located in emerging market countries. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). Investing in real estate companies entails the risks of the real estate business generally, including sensitivity to economic and business cycles, changing demographic patterns and government actions. In addition, at times the Portfolio's market sector, international real estate securities, may underperform relative to other sectors or the overall market.

Investing in foreign countries, particularly emerging markets, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Portfolio's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, the Portfolio's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. The Adviser and/or Sub-Advisers may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage these risks. However, the Adviser and/or Sub-Advisers cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so.

Investing in foreign real estate companies exposes investors to the risks of owning real estate directly, as well as risks that relate specifically to the way foreign real estate companies are organized and operated. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities.

In addition, the risks of investing in the Portfolio may be intensified because the Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the Portfolio's performance more than if the Portfolio were diversified.

Please see "Additional Risk Factors and Information" for further information about these and other risks of investing in the Portfolio.

ANNUAL TOTAL RETURNS (CLASS A)

Commenced operations on October 1, 1997

                                     [CHART]

1998    4.75%
1999   -2.36%
2000   14.91%
2001   -7.85%
2002   24.52%
2003   42.41%
2004   47.49%
2005   15.52%

HIGH QUARTER   (Q2 '03)   22.17%
LOW QUARTER    (Q3 '98)   -9.03%

AVERAGE ANNUAL TOTAL RETURNS

(for the calendar periods ended December 31, 2005)


                                                 PAST        PAST        SINCE
                                               ONE YEAR   FIVE YEARS   INCEPTION
--------------------------------------------------------------------------------
CLASS A (commenced operations on October 1,
   1997)
--------------------------------------------------------------------------------
Return before Taxes                             15.52%      22.73%       14.78%
--------------------------------------------------------------------------------
Return after Taxes on Distributions             13.89%      21.63%       13.84%
--------------------------------------------------------------------------------
Return after Taxes on Distributions and Sale
   of Fund Shares                               11.18%      19.67%       12.69%
--------------------------------------------------------------------------------
GPR General Real Estate Securities
   Index-Europe (reflects no deduction
   for fees, expenses or taxes)(1)               9.92%      22.74%       14.83%
--------------------------------------------------------------------------------
EPRA/NAREIT Global Index (80% Europe/20%
   Asia)(2)                                     12.17%      20.82%       13.12%
--------------------------------------------------------------------------------
Lipper Real Estate Funds Index (reflects no
   deduction for taxes)(3)                      12.27%      18.36%       10.71%
--------------------------------------------------------------------------------
CLASS B (commenced operations on October 1,
   1997)
--------------------------------------------------------------------------------
Return before Taxes                             15.22%      22.40%       14.49%
--------------------------------------------------------------------------------
GPR General Real Estate Securities
   Index-Europe (reflects no deduction for
   fees, expenses or taxes)(1)                   9.92%      22.74%       14.83%
--------------------------------------------------------------------------------
EPRA/NAREIT Global Index (80% Europe/20%
   Asia)(2)                                     12.17%      20.82%       13.12%
--------------------------------------------------------------------------------
Lipper Real Estate Funds Index (reflects no
   deduction for taxes)(3)                      12.27%      18.36%       10.71%
--------------------------------------------------------------------------------

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the performance of the Portfolio year-by-year and as an average over different periods of time. The bar chart shows returns for Class A shares only. The Portfolio's Class B shares would have had similar annual returns, but returns would have been generally lower as expenses of this class are higher. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The indices do not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the indices' performance. The indices are unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

(1) The GPR General Real Estate Securities Index-Europe is a market capitalization weighted index of listed property/real estate securities in Europe measuring total return.

(2) The FTSE EPRA/NAREIT Global Real Estate Index (80% Europe/20% Asia) ("EPRA/NAREIT Global Index (80% Europe/20% Asia)") is a customized benchmark, 80% of which consists of the performance of the FTSE EPRA/NAREIT Europe Series and 20% of which consists of the performance of the FTSE EPRA/NAREIT Asia Series. These series are components of the FTSE EPRA/NAREIT Global Real Estate Index which is a market capitalization weighted index designed to reflect the stock performance of companies engaged in the North American, European and Asian real estate markets. The Index is rebalanced on a monthly basis.

(3) The Lipper Real Estate Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Real Estate Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

U.S. REAL ESTATE PORTFOLIO

OBJECTIVE

THE U.S. REAL ESTATE PORTFOLIO SEEKS TO PROVIDE ABOVE AVERAGE CURRENT INCOME AND LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN EQUITY SECURITIES OF COMPANIES IN THE U.S. REAL ESTATE INDUSTRY, INCLUDING REAL ESTATE INVESTMENT TRUSTS.

APPROACH

The Adviser, Morgan Stanley Investment Management Inc., seeks a combination of above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs"). The Portfolio focuses on REITs as well as real estate operating companies ("REOCs") that invest in a variety of property types and regions. The Adviser's approach emphasizes bottom-up stock selection with a top-down asset allocation overlay.

PROCESS

The Adviser actively manages the Portfolio using a combination of top-down and bottom-up methodologies. The top-down asset allocation overlay is determined by focusing on key regional criteria, which include demographic and macroeconomic considerations (for example, population, employment, household formation and income). The Adviser employs a value-driven approach to bottom-up security selection which emphasizes underlying asset values, values per square foot and property yields. In seeking an optimal matrix of regional and property market exposure, the Adviser considers broad demographic and macroeconomic factors as well as criteria such as space demand, new construction and rental patterns. The Adviser generally considers selling a portfolio holding when it determines that the holding is less attractive based on a number of factors, including changes in the holding's share price, earnings prospects relative to its peers and/or business prospects.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in equity securities of companies in the U.S. real estate industry. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes.

A company is considered to be in the U.S. real estate industry if it meets the following tests: (1) a company is considered to be from the United States if its securities are traded on a recognized stock exchange in the United States, if alone or on a consolidated basis it derives 50% or more of its annual revenues from either goods produced, sales made or services performed in the United States or if it is organized or has a principal office in the United States; and
(2) a company is considered to be in the real estate industry if it (i) derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate, or (ii) has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate.

RISKS

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in the equity securities of U.S. real estate companies. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). Investing in real estate companies entails the risks of the real estate business generally, including sensitivity to economic and business cycles, changing demographic patterns and government actions. In addition, at times the Portfolio's market sector, U.S. real estate securities, may underperform relative to other sectors or the overall market.

Investing in REITs and REOCs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs and REOCs are organized and operated. REITs generally invest directly in real estate (equity REITs), in mortgages (mortgage REITs) or in some combination of the two (hybrid REITs). REOCs are entities that generally are engaged directly in real estate management or development activities. The Portfolio will invest primarily in equity REITs. Operating a REIT requires specialized management skills and the Portfolio indirectly bears REIT management expenses along with the direct expenses of the Portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type.

REITs also must satisfy specific Internal Revenue Code requirements in order to qualify for the tax-free pass through of income.

The risks of investing in the Portfolio may be intensified because the Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the Portfolio's performance more than if the Portfolio were diversified.

Please see "Additional Risk Factors and Information" for further information about these and other risks of investing in the Portfolio.

ANNUAL TOTAL RETURNS (CLASS A)

Commenced operations on February 24, 1995

                                     [CHART]

1996    39.56%
1997    27.62%
1998   -12.29%
1999    -1.48%
2000    29.65%
2001     9.27%
2002     0.18%
2003    37.61%
2004    37.28%
2005    17.66%

HIGH QUARTER   (Q4 '04)    17.56%
LOW QUARTER    (Q3 '02)   -10.05%

AVERAGE ANNUAL TOTAL RETURNS

(for the calendar periods ended December 31, 2005)


                                     PAST        PAST        PAST        SINCE
                                   ONE YEAR   FIVE YEARS   TEN YEARS   INCEPTION
--------------------------------------------------------------------------------
CLASS A (commenced operations on
  February 24, 1995)
--------------------------------------------------------------------------------
Return before Taxes                 17.66%       19.46%      17.12%      17.73%
--------------------------------------------------------------------------------
Return after Taxes on
   Distributions                    14.49%       17.07%      14.03%      14.63%
--------------------------------------------------------------------------------
Return after Taxes on
   Distributions and Sale of
   Fund Shares                      14.25%       15.93%      13.33%      13.93%
--------------------------------------------------------------------------------
NAREIT Equity Index (reflects
   no deduction for fees,
   expenses or taxes)(1)            12.16%       19.08%      14.50%      14.76%
--------------------------------------------------------------------------------
Lipper Real Estate Funds Index
   (reflects no deduction for
   taxes)(2)                        12.27%       18.36%      14.00%       N/A
--------------------------------------------------------------------------------
CLASS B (commenced operations on
  January 2, 1996)
--------------------------------------------------------------------------------
Return before Taxes                 17.37%       19.11%       N/A        16.71%
--------------------------------------------------------------------------------
NAREIT Equity Index
(reflects no deduction for fees,
   expenses or taxes)(1)            12.16%       19.08%       N/A        14.51%
--------------------------------------------------------------------------------
Lipper Real Estate Funds
   Index (reflects no deduction
   for taxes)(2)                    12.27%       18.36%       N/A        13.99%
--------------------------------------------------------------------------------

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the performance of the Portfolio year-by-year and as an average over different periods of time. The bar chart shows returns for Class A shares only. The Portfolio's Class B shares would have had similar annual returns, but returns would have been generally lower as expenses of this class are higher. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The indices do not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the indices' performance. The indices are unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

(1) The National Association of Real Estate Investment Trusts (NAREIT) Equity Index is an unmanaged market weighted index of tax qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System, including dividends.

(2) The Lipper Real Estate Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Real Estate Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

ADDITIONAL RISK FACTORS AND INFORMATION

PRICE VOLATILITY

The value of your investment in a Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. Fixed income securities, regardless of credit quality, also experience price volatility, especially in response to interest rate changes. As a result of price volatility, there is a risk that you may lose money by investing in a Portfolio.

REAL ESTATE INVESTING

Each of the Portfolios invests in companies that are mainly in the real estate industry. As a result, these companies (and, therefore, the Portfolios) will experience the risks of investing in real estate directly. Real estate is a cyclical business, highly sensitive to general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values may also be greatly affected by demographic trends, such as population shifts or changing tastes and values. Government actions, such as tax increases, zoning law changes or environmental regulations, may also have a major impact on real estate markets. Changing interest rates and credit quality requirements will also affect the cash flow of real estate companies and their ability to meet capital needs.

FOREIGN INVESTING

To the extent that a Portfolio invests in foreign issuers, there is the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, some of the Portfolios' securities, including underlying securities represented by depositary receipts, generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of a Portfolio's investments. These changes may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country.

FOREIGN SECURITIES

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls or diplomatic developments that could affect a Portfolio's investment. There also can be difficulty obtaining and enforcing judgements against issuers in foreign countries. Foreign stock exchanges, broker-dealers and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

FOREIGN CURRENCY

In general, foreign securities are denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since a Portfolio may invest in such securities, and therefore may convert the value of foreign securities into dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of a Portfolio's assets. The Adviser or Sub-Advisers may use derivatives to reduce the risk. The Adviser or Sub-Advisers may in their discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

EMERGING MARKET RISKS

The International Real Estate Portfolio may invest in emerging market countries, which are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market countries may be more precarious than in other countries. These characteristics result in greater risk of price volatility in emerging market countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

DERIVATIVES AND OTHER INVESTMENTS

The Portfolios may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives include futures, options, forward contracts, swaps and structured investments. These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purposes.

[SIDENOTE]

This section discusses additional risk factors and information relating to the Portfolios. The Portfolios' investment practices and limitations are described in more detail in the Statement of Additional Information ("SAI"), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific obligation underlying the contract at a specified future time and at a specified price. A Portfolio may use futures contracts to gain exposure to an entire market (E.G., stock index futures) or to control its exposure to changing foreign currency exchange rates.

If a Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of a security or futures contract at an agreed-upon price. If the Portfolio "writes" an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of a security or futures contract at an agreed-upon price.

A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific obligation underlying the contract at a specified future time and at a specified price. The Portfolios may use futures contracts to gain exposure to an entire market (E.G., stock index futures) or to control their exposure to changing foreign currency exchange rates or interest rates.

A Portfolio may enter into swap transactions, which are contracts in which the Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, securities indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed income portfolio, or to gain exposure to a market without directly investing in securities traded in that market.

Structured investments are securities that are convertible into, or the value of which is based upon the value of, other fixed income or equity securities or indices upon certain terms and conditions. The amount a Portfolio receives when it sells a structured investment or at maturity of a structured investment is not fixed, but is based on the price of the underlying security or index.

RISKS OF DERIVATIVES

The primary risks of derivatives are: (i) changes in the market value of securities held by a Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for a Portfolio to sell a derivative, which could result in difficulty closing a position and
(iii) certain derivatives can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. In addition, some derivatives are subject to counterparty risk. To minimize this risk, a Portfolio may enter into derivatives transactions only with counterparties that meet certain requirements for credit quality and collateral. Also, a Portfolio may invest in certain derivatives that require the Portfolio to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. At certain levels, this can cause the Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests or meeting other obligations. If a Portfolio is in that position, it could be forced to sell other securities that it wanted to retain.

Hedging a Portfolio's currency risks involves the risk of mismatching the Portfolio's obligations under a forward or futures contract with the value of securities denominated in a particular currency.

INVESTMENT DISCRETION

In pursuing the Portfolios' investment objectives, the Adviser or Sub-Advisers have considerable leeway in deciding which investments they buy, hold or sell on a day-to-day basis, and which trading strategies they use. For example, the Adviser or Sub-Advisers may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Portfolios' performance.

BANK INVESTORS

An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

TEMPORARY DEFENSIVE INVESTMENTS

When the Adviser or Sub-Advisers believe that changes in economic, financial or political conditions warrant, each Portfolio may invest without limit in certain short- and medium-term fixed income securities for temporary defensive purposes that may be inconsistent with a Portfolio's principal investment strategies. If the Adviser or Sub-Advisers incorrectly predict the effects of these changes, such defensive investments may adversely affect a Portfolio's performance and the Portfolio may not achieve its investment objective.

PORTFOLIO TURNOVER

Consistent with its investment policies, a Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (E.G., over 100% per year) will cause a Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders. The Portfolios may engage in frequent trading of securities to achieve their investment objectives.

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                              FEES AND EXPENSES OF THE PORTFOLIOS

FEES AND EXPENSES OF THE PORTFOLIOS

                                                     INTERNATIONAL      U.S.
                                                      REAL ESTATE    REAL ESTATE
                                                       PORTFOLIO      PORTFOLIO
--------------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly
   from your investment)
--------------------------------------------------------------------------------
Redemption Fee (as a % of the amount redeemed)+         2.00%          2.00%
--------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
   (expenses that are deducted from
   Portfolio assets)
ADVISORY FEES*
--------------------------------------------------------------------------------
Class A                                                 0.80%          0.76%
--------------------------------------------------------------------------------
Class B                                                 0.80%          0.76%
--------------------------------------------------------------------------------
12b-1 FEE
--------------------------------------------------------------------------------
Class A                                                 NONE           NONE
--------------------------------------------------------------------------------
Class B                                                 0.25%          0.25%
--------------------------------------------------------------------------------
OTHER EXPENSES*
--------------------------------------------------------------------------------
Class A                                                 0.31%          0.13%
--------------------------------------------------------------------------------
Class B                                                 0.40%          0.13%
--------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES*
--------------------------------------------------------------------------------
Class A                                                 1.11%          0.89%
--------------------------------------------------------------------------------
Class B                                                 1.45%          1.14%
--------------------------------------------------------------------------------

+ Payable to the Portfolio on shares redeemed within 30 days of purchase. See "Shareholder Information--How To Redeem Shares" and "Shareholder Information--Frequent Purchases and Redemptions of Shares" for more information on redemption fees.

* This table does not show the effects of the Adviser's voluntary fee waivers and/or expense reimbursements. The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolios so that total annual portfolio operating expenses, excluding certain investment related expenses, as described below, will not exceed 1.00% for Class A shares and 1.25% for Class B shares.

     In determining the actual amount of voluntary advisory fee waiver and/or expense reimbursement for a Portfolio, if any, certain investment related expenses, such as foreign country tax expense and interest expense on borrowing, are excluded from total annual portfolio operating expenses. If these expenses were included, the Portfolios' total annual portfolio operating expenses after voluntary fee waivers and/or expense reimbursements would exceed the percentage limits in the preceding paragraph.

     Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time and without notice.

[SIDENOTE]

The Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolios. The Total Annual Portfolio Operating Expenses in the table do not reflect voluntary fee waivers and/or expense reimbursements from the Adviser, which are described in the footnotes.

EXAMPLE

                                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------
INTERNATIONAL REAL ESTATE PORTFOLIO
---------------------------------------------------------------------------
Class A                                $113      $353      $612     $1,352
---------------------------------------------------------------------------
Class B                                $148      $459      $792     $1,735
---------------------------------------------------------------------------
U.S. REAL ESTATE PORTFOLIO
---------------------------------------------------------------------------
Class A                                $ 91      $284      $493     $1,096
---------------------------------------------------------------------------
Class B                                $116      $362      $628     $1,386
---------------------------------------------------------------------------

[SIDENOTE]

The example assumes that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be equal to the amounts reflected in the table to the right.

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                              FUND MANAGEMENT

INVESTMENT ADVISER

Morgan Stanley Investment Management Inc., with principal offices at 1221 Avenue of the Americas, New York, NY 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of the Adviser and the indirect parent of Morgan Stanley Distribution, Inc. ("Morgan Stanley Distribution"), the Fund's Distributor. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses - securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of March 31, 2006, the Adviser, together with its affiliated asset management companies, had approximately $445 billion in assets under management with approximately $251 billion in institutional assets.

SUB-ADVISERS

Morgan Stanley Investment Management Limited ("MSIM Limited"), located at 25 Cabot Square, Canary Wharf, London, United Kingdom, E14 4QA, and Morgan Stanley Investment Management Company ("MSIM Company"), located at 23 Church Street, 16-01 Capital Square, Singapore 04981, each a wholly-owned subsidiary of Morgan Stanley, serve as investment sub-advisers for the International Real Estate Portfolio on a day-to-day basis. MSIM Limited and MSIM Company each select, buy and sell securities for the Portfolio under the supervision of the Adviser. The Adviser pays each of MSIM Limited and MSIM Company on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund in respect of the Portfolio.

ADVISORY FEES

For the fiscal year ended December 31, 2005, the Adviser received from each Portfolio the advisory fee (net of fee waivers and/or expense reimbursements) set forth in the table below.

ADVISER'S RATES OF COMPENSATION

(AS A PERCENTAGE OF AVERAGE NET ASSETS)


International Real Estate   0.69%
--------------------------------
U.S. Real Estate            0.76%
--------------------------------

PORTFOLIO MANAGEMENT

INTERNATIONAL REAL ESTATE PORTFOLIO

The Portfolio's assets are managed within the Real Estate team. The team consists of portfolio managers and analysts. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are Theodore R. Bigman, Managing Director of the Adviser, and Michiel te Paske, Sven van Kemenade and Angeline Ho, Executive Directors of the Adviser.

Mr. Bigman has been associated with the Adviser in an investment management capacity since March 1995 and has been managing the Portfolio since January 1999. Mr. Paske has been associated with the Adviser in an investment management capacity since June 1997 and has been managing the Portfolio since March 2001. Mr. van Kemenade has been associated with the Adviser in an investment management capacity since June 1997 and has been managing the Portfolio since March 2001. Ms. Ho has been associated with the Adviser in an investment management capacity since September 1997 and has been managing the Portfolio since August 2005.

Together, the team determines the investment strategy, establishes asset-allocation frameworks and directs the implementation of investment strategy.

U.S. REAL ESTATE PORTFOLIO

The Portfolio's assets are managed within the Real Estate team. The team consists of portfolio managers and analysts. The member of the team who is primarily responsible for the day-to-day management of the Portfolio is Theodore
R. Bigman, Managing Director of the Adviser.

Mr. Bigman has been associated with the Adviser in an investment management capacity since March 1995 and has been managing the Portfolio since March 1995.

Mr. Bigman is supported by a team of five research analysts. Together, Mr. Bigman and the team determine investment strategy, establish asset-allocation frameworks, and direct the implementation of investment strategy.

ADDITIONAL INFORMATION

The Fund's STATEMENT OF ADDITIONAL INFORMATION provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolios.

The composition of each team may change without notice from time to time.

A discussion regarding the basis for the Board of Directors approval of the Investment Advisory Agreement is available in the Fund's semi-annual report to shareholders for the period ended June 30, 2005.

SHAREHOLDER INFORMATION

DISTRIBUTION OF PORTFOLIO SHARES

Morgan Stanley Distribution is the exclusive Distributor of Class A shares and Class B shares of each Portfolio. Morgan Stanley Distribution receives no compensation from the Fund for distributing Class A shares of the Portfolios. The Fund has adopted a Plan of Distribution with respect to the Class B shares of each Portfolio pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, each Portfolio pays the Distributor a distribution fee of 0.25% of the Class B shares' average daily net assets on an annualized basis. The distribution fee compensates the Distributor for marketing and selling Class B shares. The Distributor may pay others for providing distribution-related and other services, including account maintenance services. Over time the distribution fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Adviser and/or Distributor may pay compensation (out of their own funds and not as an expense of the Portfolios) to certain affiliated or unaffiliated brokers or other service providers in connection with the sale or retention of a Portfolio's shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolios over other investment options. Any such payments will not change the net asset value or the price of a Portfolio's shares. For more information, please see the Fund's Statement of Additional Information.

ABOUT NET ASSET VALUE

The net asset value ("NAV") per share of a class of shares of a Portfolio is determined by dividing the total of the value of the Portfolio's investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of outstanding shares of that class of the Portfolio. In making this calculation, each Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, including circumstances under which the Adviser determines that a security's market price is not accurate, fair value prices may be determined in good faith using methods approved by the Board of Directors. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the values of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

PRICING OF PORTFOLIO SHARES

You may buy or sell (redeem) Class A and Class B shares of each Portfolio at the NAV next determined for the class after receipt of your order. The Fund determines the NAV per share for the Portfolios as of the close of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business (the "Pricing Time").

PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's securities is available in the Fund's SAI.

HOW TO PURCHASE SHARES

You may purchase Class A shares and Class B shares of each Portfolio directly from the Fund, from the Distributor or through certain third parties ("Financial Intermediaries") on each day that the Portfolios are open for business.

Investors purchasing shares through a Financial Intermediary may be charged a transaction-based or other fee by the Financial Intermediary for its services. If you are purchasing Class A or Class B shares through a Financial Intermediary, please consult your Financial Intermediary for purchase instructions.

The minimum initial investment generally is $500,000 for Class A shares and $100,000 for Class B shares of each Portfolio. If the value of your account falls below the minimum initial investment amount for Class A shares or Class B shares as a result of share redemptions, your account may be subject to involuntary conversion or involuntary redemption. You will be notified prior to any such conversions or redemptions. The Adviser may waive the minimum initial or additional investment and involuntary conversion or redemption features for certain investors, including individuals purchasing through a Financial Intermediary.

Shares may, in the Fund's discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Portfolio shares of equal value.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

INITIAL PURCHASE BY MAIL

You may open an account, subject to acceptance by the Fund, by completing and signing an Account Registration Form provided by JPMorgan Investor Services Company ("JPMorgan" ), the Fund's transfer agent, which you can obtain by calling JPMorgan at 1-800-548-7786 and mailing it to Morgan Stanley Institutional Fund, Inc., c/o JPMorgan Investor Services Company, P.O. Box 182913, Columbus, OH 43218-2913 together with a check payable to Morgan Stanley Institutional Fund, Inc.

Please note that payments to investors who redeem shares purchased by check will not be made until payment of the purchase has been collected, which may take up to eight business days after purchase. You can avoid this delay by purchasing shares by wire.

INITIAL PURCHASE BY WIRE

You may purchase shares of each Portfolio by wiring Federal Funds to JPMorgan Chase Bank, the Portfolios' Custodian. YOU SHOULD FORWARD A COMPLETED ACCOUNT REGISTRATION FORM TO JPMORGAN IN ADVANCE OF THE WIRE. See the section above entitled "Pricing of Portfolio Shares." Instruct your bank to send a Federal Funds (monies credited by a Federal Reserve Bank) wire in a specified amount to the Custodian using the following wire instructions:

JPMORGAN CHASE BANK
270 Park Avenue
New York, NY 10017
ABA #021000021
DDA #910-2-733293
Attn: Morgan Stanley Institutional Fund, Inc.
Subscription Account

Ref: (Portfolio Name, Account Number, Account Name)

ADDITIONAL INVESTMENTS

You may purchase additional shares for your account at any time by purchasing shares at net asset value by any of the methods described above. For additional purchases directly from the Fund, your account name, the Portfolio name and the class selected must be specified in the letter to assure proper crediting to your account. In addition, you may purchase additional shares by wire by following instructions under "Initial Purchase by Wire."

OTHER TRANSACTION INFORMATION

The Fund may suspend the offering of shares, or any class of shares, of either Portfolio or reject any purchase orders when we think it is in the best interests of the Fund.

Certain patterns of exchange and/or purchase or sale transactions involving a Portfolio may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder's account being closed. Determination in this regard may be made based on the frequency or dollar amount of the previous exchange or purchase or sale transaction. See "Frequent Purchases and Redemptions of Shares."

HOW TO REDEEM SHARES

You may redeem Portfolio shares directly from the Fund, through the Distributor or through your Financial Intermediary, each as described above under "How To Purchase Shares." The redemption price will be the NAV per share calculated at the next Pricing Time, which may be more or less than the purchase price of your shares.

The Fund will ordinarily distribute redemption proceeds in cash within one business day of your redemption request, but may take up to seven days. However, if you purchased shares by check, the Fund will not distribute redemption proceeds until it has collected your purchase payment, which may take up to eight days. In certain circumstances, for example, if payment of redemption proceeds in cash would be detrimental to the remaining shareholders, a Portfolio may pay a portion of the redemption proceeds by a distribution-in-kind of readily marketable portfolio securities.

Shares of the Portfolios redeemed within 30 days of purchase will be subject to a 2% redemption fee, payable to the Portfolio. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. The redemption fee is not imposed on redemptions made: (i) through systematic withdrawal/exchange plans, (ii) through pre-approved asset allocation programs, (iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles and (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment Management investment team. The redemption fee is calculated based on, and deducted from, the redemption proceeds. Each time you redeem or exchange shares, the shares held the longest will be redeemed or exchanged first.

The redemption fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Certain Financial Intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from a Portfolio's redemption fee or may impose certain trading restrictions to deter market timing and frequent trading. If you invest in a Portfolio through a Financial Intermediary, please read that Financial Intermediary's materials carefully to learn about any other restrictions or fees that may apply.

EXCHANGE PRIVILEGE

You may exchange Portfolio shares for the same class of shares of other available portfolios of the Fund. In addition, you may exchange Class A shares for Institutional Class shares or Class B shares for Adviser Class shares of available portfolios of Morgan Stanley Institutional Fund Trust. Exchanges are effected based on the respective NAVs of the applicable portfolios (subject to any applicable redemption fee). To obtain a prospectus for another portfolio, call the Fund at 1-800-548-7786 or contact your Financial Intermediary. If you purchased Portfolio shares through a Financial Intermediary, certain portfolios may be unavailable for exchange. Contact your Financial Intermediary to determine which portfolios are available for exchange.

You can process your exchange by contacting your Financial Intermediary. Otherwise, you should send exchange requests to the Fund's Transfer Agent by mail to Morgan Stanley Institutional Fund, Inc., c/o JPMorgan Investor Services Company, P.O. Box 182913, Columbus, OH 43218-2913. Exchange requests can also be made by calling 1-800-548-7786.

For your protection when calling the Fund, we will employ reasonable procedures to confirm that redemption instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security number or other tax identification number. Telephone instructions may also be recorded.

When you exchange for shares of another portfolio, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. Your exchange price will be the price calculated at the next Pricing Time after the Fund receives your exchange order. The Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases. An exchange of Portfolio shares held for less than 30 days from the date of purchase will be subject to the 2% redemption fee described under the section "Shareholder Information--How To Redeem Shares." The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice.

FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

Frequent purchases and redemptions of shares by Portfolio shareholders are referred to as "market-timing" or "short-term trading" and may present risks for other shareholders of a Portfolio, which may include, among other things, diluting the value of a Portfolio's shares held by long-term shareholders, interfering with the efficient management of the Portfolio, increasing brokerage and administrative costs, incurring unwanted taxable gains and forcing the Portfolio to hold excess levels of cash.

In addition, a Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which a Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of long-term Portfolio shareholders.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage").

The Fund discourages and does not accommodate frequent purchases and redemptions of Portfolio shares by Portfolio shareholders and the Fund's Board of Directors has adopted policies and procedures with respect to such frequent purchases and redemptions.

The Fund's policies with respect to purchases, exchanges and redemptions of Portfolio shares are described in the "Shareholder Information--How To Purchase Shares," "Shareholder Information--Other Transaction Information," "Shareholder Information--How To Redeem Shares" and "Shareholder Information--Exchange Privilege" sections of this Prospectus. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at intermediaries as described below, the Fund's policies regarding frequent trading of Portfolio shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment managers, broker-dealers, transfer agents and third party administrators, the Fund (i) has requested assurance that such intermediaries currently selling Portfolio shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund's policies with respect to frequent purchases, exchanges and redemptions of Portfolio shares.

With respect to trades that occur through omnibus accounts at intermediaries, the Fund is currently limited in its ability to monitor trading activity or enforce the redemption fee with respect to customers of such intermediaries. Omnibus accounts generally do not identify customers' trading activity to the Fund on an individual basis. Consequently, the Fund must rely on the Financial Intermediary to monitor frequent short-term trading within a Portfolio by the Financial Intermediary's customers. Certain intermediaries may not have the ability to assess a redemption fee. There can be no assurance that the Fund will be able to eliminate all market-timing activities.

DIVIDENDS AND DISTRIBUTIONS

The International Real Estate Portfolio's policy is to distribute to shareholders substantially all of its net investment income, if any, in the form of an annual dividend and to distribute net realized capital gains, if any, at least annually.

The U.S. Real Estate Portfolio's policy is to distribute to shareholders substantially all of its net investment income, if any, in the form of quarterly dividends and to distribute net realized capital gains, if any, at least annually.

The Fund automatically reinvests all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to the Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the Account Registration Form.

TAXES

The dividends and distributions you receive from a Portfolio may be subject to Federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. For taxable years beginning before January 1, 2009, dividends paid by the Portfolio that are attributable to "qualified dividends" (as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003) received by the Portfolio may be taxed at reduced rates to individual shareholders (15% at the maximum), if certain requirements are met by the Portfolio and the shareholders. Dividends paid by the Portfolio not attributable to "qualified dividends" received by the Portfolio, including distributions of short-term capital gains, will be taxed at normal tax rates applicable to ordinary income. Generally, dividends paid by REITs will be comprised of investment income, long-term capital gains and returns of capital, each of which may be passed on to shareholders of the Fund. "Qualified dividends" may include dividends distributed by certain foreign corporations (generally, corporations incorporated in a possession of the United States, some corporations eligible for treaty benefits under a treaty with the United States and corporations whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). Long-term capital gains distributions to individuals are taxed at a reduced rate (15% at the maximum) before January 1, 2009, regardless of how long you have held your shares. Unless further Congressional legislative action is taken, reduced rates for dividends and long-term capital gain will cease to be in effect after December 31, 2008. A Portfolio may be able to pass through to you a credit for foreign income taxes it pays. The Fund will tell you annually how to treat dividends and distributions.

If you redeem shares of a Portfolio, you may be subject to tax on any gains you earn based on your holding period for the shares and your marginal tax rate. An exchange of shares of a Portfolio for shares of another portfolio is a sale of Portfolio shares for tax purposes. Conversions of shares between classes will not result in taxation.

Because each investor's tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.

THE FUND CURRENTLY CONSISTS OF THE FOLLOWING PORTFOLIOS:

U.S. EQUITY

Focus Equity Portfolio
Large Cap Value Portfolio
Small Company Growth Portfolio*
Systematic Active Large Cap Core Portfolio
Systematic Active Small Cap Core Portfolio
Systematic Active Small Cap Growth Portfolio
Systematic Active Small Cap Value Portfolio
U.S. Large Cap Growth Portfolio
U.S. Real Estate Portfolio

GLOBAL AND INTERNATIONAL EQUITY

Active International Allocation Portfolio

Emerging Markets Portfolio

Global Franchise Portfolio
Global Value Equity Portfolio

International Equity Portfolio**
International Growth Equity

International Magnum Portfolio

International Real Estate Portfolio

International Small Cap Portfolio**

FIXED INCOME

Emerging Markets Debt Portfolio

MONEY MARKET

Money Market Portfolio
Municipal Money Market Portfolio

*    Portfolio is currently closed to new investors
**   Portfolio is currently closed to new investors with certain exceptions

FINANCIAL HIGHLIGHTS

The financial highlights tables that follow are intended to help you understand the financial performance of the Class A shares and Class B shares of each Portfolio for the past five years. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP. Ernst & Young LLP's report, along with the Portfolios' financial statements, are incorporated by reference into the Fund's SAI and are included in the Fund's Annual Report to Shareholders. The Annual Report and the Portfolios' financial statements, as well as the SAI, are available at no cost from the Fund at the toll-free number noted on the back cover to this Prospectus.

INTERNATIONAL REAL ESTATE PORTFOLIO

                                                                                YEAR ENDED DECEMBER 31,
                                                                 --------------------------------------------------
CLASS A                                                            2005        2004       2003      2002      2001
-------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                             $  21.95    $ 15.13    $ 10.93   $  9.30   $ 10.38
-------------------------------------------------------------------------------------------------------------------

Income (Loss) from Investment Operations

Net Investment Income (Loss)                                         0.43+      0.36+      0.27+     0.37+     0.27
Net Realized and Unrealized Gain (Loss) on Investments               2.96       6.82       4.35      1.90     (1.09)
-------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                     3.39       7.18       4.62      2.27     (0.82)
-------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS FROM AND/OR IN EXCESS OF

Net Investment Income                                               (0.35)     (0.36)     (0.42)    (0.64)    (0.26)
Net Realized Gain                                                   (1.36)        --         --        --        --
-------------------------------------------------------------------------------------------------------------------
Total Distributions                                                 (1.71)     (0.36)     (0.42)    (0.64)    (0.26)
-------------------------------------------------------------------------------------------------------------------
Redemption Fees                                                      0.00++     0.00++       --        --        --
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $  23.63    $ 21.95    $ 15.13   $ 10.93   $  9.30
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                        15.52%     47.49%     42.41%    24.52%    (7.85)%
-------------------------------------------------------------------------------------------------------------------

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                            $250,511    $50,620    $22,184   $19,215   $13,826
Ratio of Expenses to Average Net Assets(1)                           1.00%      1.00%      1.00%     1.00%     1.01%
Ratio of Expenses to Average Net Assets
   Excluding Bank Overdraft Expense                                  1.00%      1.00%      1.00%      N/A      1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets(1)       1.88%      2.05%      2.23%     3.37%     2.30%
Portfolio Turnover Rate                                                57%        42%        47%       79%       46%
-------------------------------------------------------------------------------------------------------------------

(1) Ratios before expense limitation:
    Expenses to Average Net Assets                                   1.11%      1.38%      1.49%     1.56%     1.53%
    Net Investment Income (Loss) to Average Net Assets               1.77%      1.67%      1.74%     2.81%     1.74%
-------------------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.

++   Amount is less than $0.005 per share

INTERNATIONAL REAL ESTATE PORTFOLIO

                                                                           YEAR ENDED DECEMBER 31,
                                                                 ------------------------------------------
CLASS B                                                           2005     2004     2003     2002     2001
-----------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                             $22.04   $15.17   $10.96   $ 9.33   $10.41
-----------------------------------------------------------------------------------------------------------

Income (Loss) from Investment Operations

Net Investment Income (Loss)                                       0.32+    0.35+    0.28+    0.27+    0.08
Net Realized and Unrealized Gain (Loss) on Investments             3.01     6.81     4.32     1.97    (0.93)
-----------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                   3.33     7.16     4.60     2.24    (0.85)
-----------------------------------------------------------------------------------------------------------

DISTRIBUTIONS FROM AND/OR IN EXCESS OF

Net Investment Income                                             (0.33)   (0.29)   (0.39)   (0.61)   (0.23)
Net Realized Gain                                                 (1.36)      --       --       --       --
-----------------------------------------------------------------------------------------------------------
Total Distributions                                               (1.69)   (0.29)   (0.39)   (0.61)   (0.23)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $23.68   $22.04   $15.17   $10.96   $ 9.33
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                      15.22%   47.15%   42.06%   24.11%   (8.08)%
-----------------------------------------------------------------------------------------------------------

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                            $8,674   $  827   $  915   $  953   $1,687
Ratio of Expenses to Average Net Assets(2)                         1.25%    1.25%    1.25%    1.25%    1.26%
Ratio of Expenses to Average Net Assets
   Excluding Bank Overdraft Expense                                1.25%    1.25%    1.25%     N/A     1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets(2)     1.34%    2.03%    1.98%    3.12%    1.53%
Portfolio Turnover Rate                                              57%      42%      47%      79%      46%
-----------------------------------------------------------------------------------------------------------

(2) Ratios before expense limitation:
    Expenses to Average Net Assets                                 1.45%    1.66%    1.74%    1.81%    1.78%
    Net Investment Income (Loss) to Average Net Assets             1.14%    1.62%    1.49%    2.56%    0.96%
-----------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.

U.S. REAL ESTATE PORTFOLIO

                                                                          YEAR ENDED DECEMBER 31,
                                                         --------------------------------------------------------
CLASS A                                                     2005         2004        2003       2002       2001
-----------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                     $    23.21   $    17.92   $  13.55   $  14.63   $  14.50
-----------------------------------------------------------------------------------------------------------------

Income (Loss) from Investment Operations

Net Investment Income (Loss)                                   0.45+        0.40+      0.48+      0.52+      0.60
Net Realized and Unrealized Gain (Loss) on Investments         3.58         6.17       4.55      (0.48)      0.71
-----------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                               4.03         6.57       5.03       0.04       1.31
-----------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS FROM AND/OR IN EXCESS OF

Net Investment Income                                         (0.44)       (0.42)     (0.48)     (0.52)     (0.57)
Net Realized Gain                                             (3.39)       (0.86)     (0.18)     (0.60)     (0.61)
-----------------------------------------------------------------------------------------------------------------
Total Distributions                                           (3.83)       (1.28)     (0.66)     (1.12)     (1.18)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $    23.41   $    23.21   $  17.92   $  13.55   $  14.63
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                  17.66%       37.28%     37.61%      0.18%      9.27%
-----------------------------------------------------------------------------------------------------------------

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                    $1,209,668   $1,097,718   $897,551   $655,274   $696,871
Ratio of Expenses to Average Net Assets(1)                     0.89%        0.97%      1.00%      0.99%      1.00%
Ratio of Net Investment Income (Loss) to Average
   Net Assets(1)                                               1.87%        2.02%      3.08%      3.49%      4.19%
Portfolio Turnover Rate                                          33%          21%        17%        47%        33%
-----------------------------------------------------------------------------------------------------------------

(1) Ratios before expense limitation:
    Expenses to Average Net Assets                              N/A          N/A       1.01%      0.99%      1.01%
    Net Investment Income (Loss) to Average Net Assets          N/A          N/A       3.07%      3.49%      4.18%
-----------------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.

U.S. REAL ESTATE PORTFOLIO

                                                                      YEAR ENDED DECEMBER 31,
                                                         --------------------------------------------------
CLASS B                                                    2005       2004       2003      2002       2001
-----------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                     $  23.04   $  17.80   $ 13.47   $ 14.55    $ 14.45
-----------------------------------------------------------------------------------------------------------

Income (Loss) from Investment Operations

Net Investment Income (Loss)                                 0.38+      0.35+     0.45+     0.45+      0.56
Net Realized and Unrealized Gain (Loss) on Investments       3.56       6.13      4.50     (0.45)      0.68
-----------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                             3.94       6.48      4.95        --       1.24
-----------------------------------------------------------------------------------------------------------

DISTRIBUTIONS FROM AND/OR IN EXCESS OF

Net Investment Income                                       (0.38)     (0.38)    (0.44)    (0.48)     (0.53)
Net Realized Gain                                           (3.39)     (0.86)    (0.18)    (0.60)     (0.61)
-----------------------------------------------------------------------------------------------------------
Total Distributions                                         (3.77)     (1.24)    (0.62)    (1.08)     (1.14)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $  23.21   $  23.04   $ 17.80   $ 13.47    $ 14.55
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                17.37%     36.95%    37.23%    (0.07)%     8.78%
-----------------------------------------------------------------------------------------------------------

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                    $157,650   $149,180   $70,146   $31,584    $23,198
Ratio of Expenses to Average Net Assets(2)                   1.14%      1.22%     1.25%     1.24%      1.25%
Ratio of Net Investment Income (Loss) to Average
   Net Assets(2)                                             1.60%      1.76%     2.83%     3.24%      3.96%
Portfolio Turnover Rate                                        33%        21%       17%       47%        33%
-----------------------------------------------------------------------------------------------------------

(2) Ratios before expense limitation:
    Expenses to Average Net Assets                            N/A        N/A      1.26%     1.24%      1.26%
    Net Investment Income (Loss) to Average Net Assets        N/A        N/A      2.82%     3.24%      3.95%
-----------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                              ADDITIONAL INFORMATION

WHERE TO FIND ADDITIONAL INFORMATION

In addition to this Prospectus, the Fund has a Statement of Additional Information ("SAI"), dated April 28, 2006, which contains additional, more detailed information about the Fund and the Portfolios. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

The Fund publishes annual and semi-annual reports ("Shareholder Reports") that contain additional information about each Portfolio's investments. In the Fund's annual report, you will find a discussion of the market conditions and the investment strategies that significantly affected each Portfolio's performance during the last fiscal year. For additional Fund information, including information regarding the investments comprising each of the Portfolios, please call the toll-free number below.

You may obtain the SAI and Shareholder Reports without charge by contacting the Fund at the toll-free number below or on our internet site at:
www.morganstanley.com/funds. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.

Information about the Fund, including the SAI, and Shareholder Reports may be obtained from the Securities and Exchange Commission in any of the following ways. (1) In person: you may review and copy documents in the Commission's Public Reference Room in Washington D.C. (for information call 1-202-551-8090);
(2) On-line: you may retrieve information from the Commission's web site at http://www.sec.gov; (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102; or (4) By e-mail: you may request documents, upon payment of a duplicating fee, by e-mailing the Securities and Exchange Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund's Investment Company Act registration number is 811-05624.

Morgan Stanley Institutional Fund, Inc.
c/o JPMorgan Investor Services Company
P.O. Box 182913
Columbus, OH 43218-2913

For Shareholder Inquiries,
call 1-800-548-7786.

Prices and Investment Results are available at www.morganstanley.com/im.

MSIREUIPRO-0506

MORGAN STANLEY INVESTMENT MANAGEMENT

[MORGAN STANLEY LOGO]

MORGAN STANLEY
INSTITUTIONAL FUND, INC.

MONEY MARKET PORTFOLIO
MUNICIPAL MONEY MARKET PORTFOLIO

APRIL 28, 2006

PROSPECTUS

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
INVESTMENT SUMMARY
PORTFOLIOS
Money Market Portfolio                                                        1
Municipal Money Market Portfolio                                              2
Additional Risk Factors and Information                                       3

FEES AND EXPENSES OF THE PORTFOLIOS                                           5
FUND MANAGEMENT                                                               7
SHAREHOLDER INFORMATION                                                       8
FINANCIAL HIGHLIGHTS                                                         11
Money Market Portfolio                                                       11
Municipal Money Market Portfolio                                             12

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                              INVESTMENT SUMMARY

MONEY MARKET PORTFOLIO

OBJECTIVE

THE MONEY MARKET PORTFOLIO SEEKS TO MAXIMIZE CURRENT INCOME AND PRESERVE CAPITAL WHILE MAINTAINING HIGH LEVELS OF LIQUIDITY.

APPROACH

The Portfolio seeks to maintain a stable net asset value of $1.00 per share by investing exclusively in liquid, high quality money market instruments of private financial and non-financial corporations, as well as obligations of the U.S. Government and its agencies and instrumentalities. The Portfolio's average weighted maturity will not exceed 90 days, and no individual security will have a remaining maturity in excess of 397 days, except for adjustable rate government securities with effective maturities in excess of 397 days.

PROCESS

The Portfolio's Sub-Adviser, Morgan Stanley Investment Advisors Inc., determines the appropriate average maturity for the Portfolio based on the shape of the money market yield curve and its view of the direction of short term interest rates over the next one to six months. Securities are selected on the basis of their value, adjusted for risk. The Sub-Adviser invests in a variety of securities in order to diversify credit risk and interest rate risk. The Sub-Adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities, when a security is downgraded or for liquidity needs.

The Portfolio will invest in a diversified portfolio of high quality, short-term money market instruments. Money market instruments may include certificates of deposits, bankers' acceptances, commercial paper, U.S. Treasury securities, adjustable rate government securities with effective maturities in excess of 397 days, asset-backed securities, promissory notes, funding agreements, tax-exempt variable rate demand notes, securities issued by federal or federally sponsored agencies and instrumentalities and some municipal securities and repurchase agreements. In selecting these investments, the Sub-Adviser follows strict rules about credit risk, maturity and diversification of the Portfolio's investments. For example, the Portfolio's money market instruments will be rated within the two highest categories assigned by a recognized rating organization or, if not rated, are of comparable quality as determined by the Sub-Adviser. In addition, these instruments will have a maximum remaining maturity of 397 days or less, except for adjustable rate government securities with effective maturities in excess of 397 days.

RISKS

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you want to minimize the risk of loss of principal and maintain liquidity of your investment, and at the same time receive a return on your investment. The Portfolio invests only in money market instruments, which are believed to present minimal credit risk. However, an investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in the Portfolio.

PAST PERFORMANCE

You may obtain the Portfolio's current 7-day yield by calling toll-free 1-800-548-7786.

ANNUAL TOTAL RETURNS (CLASS A)
Commenced operations on November 15, 1988

                                     [CHART]

1996   5.03%
1997   5.20%
1998   5.20%
1999   4.80%
2000   6.06%
2001   3.82%
2002   1.30%
2003   0.64%
2004   0.93%
2005   2.89%

HIGH QUARTER   (Q4'00)   1.56%
LOW QUARTER    (Q3'03)   0.13%

AVERAGE ANNUAL TOTAL RETURNS*

(for the calendar periods ended December 31, 2005)


                                                        PAST        PAST         PAST       SINCE
                                                      ONE YEAR   FIVE YEARS   TEN YEARS   INCEPTION
                                                      ---------------------------------------------
CLASS A (commenced operations on November 15, 1988)     2.89%       1.92%        3.57%      4.39%

The bar chart and table show the performance of the Portfolio year-by-year and as an average over different periods of time. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

*    Class B has not yet commenced operations.

MUNICIPAL MONEY MARKET PORTFOLIO

OBJECTIVE

THE MUNICIPAL MONEY MARKET PORTFOLIO SEEKS TO MAXIMIZE CURRENT TAX-EXEMPT INCOME AND PRESERVE CAPITAL.

APPROACH

The Portfolio seeks to maximize current tax-exempt income and preserve capital while maintaining liquidity by investing in money market instruments, with effective maturities of 397 days or less, that pay interest that is exempt from federal taxation. In selecting its investments, the Portfolio seeks to maintain a share price of $1.00 per share.

PROCESS

The Portfolio's Sub-Adviser, Morgan Stanley Investment Advisors Inc., assesses current and projected market and economic conditions, particularly interest rates. Based on this analysis, the Sub-Adviser uses gradual shifts in average maturity to manage the Portfolio. The Sub-Adviser selects particular municipal money market securities that it believes offer the most attractive risk/return trade-off. Individual portfolio securities are money market obligations issued by various states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies and instrumentalities.

Under normal circumstances, the Portfolio will invest at least 80% of its assets in tax-exempt municipal obligations. (This 80% policy is fundamental and may not be changed without shareholder approval.) The Portfolio will not invest in municipal obligations that pay interest subject to the alternative minimum tax.

Municipal obligations are securities issued by state and local governments, and their agencies. These securities typically are "general obligation" or "revenue" bonds, notes or commercial paper. The general obligation securities are secured by the issuer's faith and credit including its taxing power for payment of principal and interest. Revenue bonds, however, are generally payable from a specific revenue source. They are issued for a wide variety of projects such as financing public utilities, hospitals, housing, airports, highways and educational facilities. Included within the revenue bonds category are participations in lease obligations and installment purchase contracts of municipalities. Additionally, the Portfolio may invest in custodial receipts, tender option bonds and tax-exempt variable rate demand notes.

RISKS

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you want to minimize the risk of loss of principal and maintain liquidity of your investment, and at the same time receive a return on your investment that is exempt from federal income tax. The Portfolio invests only in municipal money market instruments that are believed to present minimal credit risk. However, an investment in the Portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in the Portfolio.

The Portfolio will invest in a portfolio of high quality, short-term municipal securities and repurchase agreements. In selecting these investments, the Sub-Adviser follows strict rules about credit risk, maturity and diversification of the Portfolio's investments. For example, the Portfolio's money market instruments will be rated within the two highest categories assigned by a recognized rating organization or, if not rated, are of comparable quality as determined by the Sub-Adviser. In addition, these instruments will have a maximum remaining maturity of 397 days or less.

PAST PERFORMANCE

You may obtain the Portfolio's current 7-day yield by calling toll-free 1-800-548-7786.

ANNUAL TOTAL RETURNS (CLASS A)
Commenced operations on February 10, 1989

                                     [CHART]

1996   3.02%
1997   3.17%
1998   3.00%
1999   2.77%
2000   3.57%
2001   2.23%
2002   0.90%
2003   0.50%
2004   0.75%
2005   2.07%

HIGH QUARTER   (Q4'00)   0.95%
LOW QUARTER    (Q3'03)   0.09%

AVERAGE ANNUAL TOTAL RETURNS

(for the calendar periods ended December 31, 2005)


                                                        PAST        PAST         PAST       SINCE
                                                      ONE YEAR   FIVE YEARS   TEN YEARS   INCEPTION
                                                      ---------------------------------------------
CLASS A (commenced operations on February 10, 1989)     2.07%       1.29%       2.19%       2.78%

The bar chart and table show the performance of the Portfolio's Class A shares year-by-year and as an average over different periods of time. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

ADDITIONAL RISK FACTORS AND INFORMATION

BANK INVESTORS

An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the FDIC or any other government agency.

CORPORATE DEBT OBLIGATIONS. Corporate debt obligations are fixed income securities issued by private corporations. Debtholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. The Money Market Portfolio will buy corporate debt obligations subject to any quality constraints set forth under Rule 2a-7 under the Investment Company Act of 1940.

ASSET-BACKED SECURITIES. Asset-backed securities are securities that are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt. Credit support for asset-backed securities may be based on the underlying assets and/or provided by a third party through credit enhancements. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over-collateralization. Asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes.

ADJUSTABLE RATE GOVERNMENT SECURITIES. Adjustable rate government securities are variable rate securities where the variable rate of interest is readjusted no less frequently than every 397 days. These securities are deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

PROMISSORY NOTES. Promissory notes are generally debt obligations of the issuing entity and are subject to the risks of investing in the banking industry. The secondary market, if any, for these promissory notes is limited; thus such investments purchased by the Portfolio may be treated as illiquid. The Money Market Portfolio may invest up to 10% of its net assets in illiquid securities, including unsecured bank promissory notes.

FUNDING AGREEMENTS. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity and may have either a fixed, variable or floating interest rate that is based on an index and guaranteed for a fixed time period. The secondary market, if any, for these funding agreements is limited; thus, such investments purchased by the Portfolio may be treated as illiquid. The Money Market Portfolio may invest up to 10% of its net assets in illiquid securities, including funding agreements.

TAX-EXEMPT VARIABLE RATE DEMAND NOTES. Tax-exempt variable rate demand notes are variable rate tax-exempt debt obligations that give investors the right to demand principal repayment. Due to cyclical supply and demand considerations, at times the yields on these obligations can exceed the yield on taxable money market obligations.

CUSTODIAL RECEIPTS. Certain Portfolios may invest in custodial receipts representing interests in U.S. Government

[SIDENOTE]

This section discusses additional risk factors and information relating to the Portfolios. The Portfolios' investment practices and limitations are described in more detail in the Statement of Additional Information ("SAI"), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Securities, municipal obligations or other debt instruments held by a custodian or trustee. Custodial receipts evidence ownership of future interest payments, principal payments or both on notes or bonds issued or guaranteed as to principal or interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities, or by a state or local governmental body or authority, or by other types of issuers. For certain securities law purposes, custodial receipts are not considered obligations of the underlying issuers. In addition, if for tax purposes a Portfolio is not considered to be the owner of the underlying securities held in the custodial account, the Portfolio may suffer adverse tax consequences. As a holder of custodial receipts, a Portfolio will bear its proportionate share of the fees and expenses charged to the custodial account.

TENDER OPTION BONDS. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Portfolio's average portfolio maturity. There is a risk that a Portfolio will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualification from tax-exempt status.

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                              FEES AND EXPENSES OF THE PORTFOLIOS

FEES AND EXPENSES OF THE PORTFOLIOS

                                                                 MUNICIPAL
                                                       MONEY       MONEY
ANNUAL PORTFOLIO OPERATING EXPENSES                   MARKET      MARKET
(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)   PORTFOLIO   PORTFOLIO
--------------------------------------------------------------------------
ADVISORY FEES*
--------------------------------------------------------------------------
Class A                                                0.30%       0.30%
--------------------------------------------------------------------------
Class B+                                               0.30%        N/A
--------------------------------------------------------------------------
12B-1 FEE
--------------------------------------------------------------------------
Class A                                                NONE        NONE
--------------------------------------------------------------------------
Class B+                                               0.25%        N/A
--------------------------------------------------------------------------
OTHER EXPENSES*
--------------------------------------------------------------------------
Class A                                                0.11%       0.10%
--------------------------------------------------------------------------
Class B+++                                             0.11%        N/A
--------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES*
--------------------------------------------------------------------------
Class A                                                0.41%       0.40%
--------------------------------------------------------------------------
Class B+++                                             0.66%        N/A
--------------------------------------------------------------------------


* This table does not show the effects of the Adviser's voluntary fee waivers and/or expense reimbursements. The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolios so that total annual portfolio operating expenses will not exceed 0.55% for Class A shares of the Money Market Portfolio and 0.57% for Class A shares of the Municipal Money Market Portfolio.

     In determining the actual amount of voluntary advisory fee waiver and/or expense reimbursement for a Portfolio, if any, certain investment related expenses, such as foreign country tax expense and interest expense on borrowing, are excluded from annual operating expenses. If these expenses were included, the total annual portfolio operating expenses after voluntary fee waivers and/or expense reimbursements would exceed the percentage limits in the preceding paragraph.

     Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time and without notice.

+ Class B shares of the Money Market Portfolio are not currently being offered. The Municipal Money Market Portfolio does not offer Class B shares.

++ Total annual portfolio operating expenses and other expenses of Class B shares are based on estimates of expenses that would be incurred if the Class is offered during the current fiscal year.

[SIDENOTE]

The Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolios. The Portfolios do not charge any sales loads or similar fees when you purchase or redeem shares. The Total Annual Portfolio Operating Expenses in the table do not reflect voluntary fee waivers and/or expense reimbursements from the Adviser, which are described in the footnotes.

EXAMPLE

                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                   -------------------------------------
MONEY MARKET PORTFOLIO
------------------------------------------------------------------------
Class A                              $42      $132      $230      $518
------------------------------------------------------------------------
Class B+                             $67      $211      $368      $822
------------------------------------------------------------------------
MUNICIPAL MONEY MARKET PORTFOLIO
------------------------------------------------------------------------
Class A                              $41      $128      $224      $505
------------------------------------------------------------------------


+ As of the fiscal year ended December 31, 2005, Class B shares of the Money Market Portfolio had not commenced operations.

[SIDENOTE]

The example assumes that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be equal to the amounts reflected in the table to the right.

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                              FUND MANAGEMENT

INVESTMENT ADVISER

Morgan Stanley Investment Management Inc., the Portfolios' Adviser, with principal offices at 1221 Avenue of the Americas, New York, NY 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of the Adviser and the indirect parent of Morgan Stanley Distribution, Inc. ("Morgan Stanley Distribution"), the Fund's Distributor. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses -- securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of March 31, 2006, the Adviser, together with its affiliated asset management companies, had approximately $445 billion in assets under management with approximately $251 billion in institutional assets.

SUB-ADVISER

Morgan Stanley Investment Advisors Inc., which also is a subsidiary of Morgan Stanley, located at 1221 Avenue of the Americas, New York, New York 10020, serves as investment sub-adviser for the Portfolios on a day-to-day basis. The Sub-Adviser selects, buys and sells securities for the Portfolios under the supervision of the Adviser. The Adviser pays the Sub-Adviser an annual fee out of its advisory fee.

ADVISORY FEES

For the fiscal year ended December 31, 2005, the Adviser received from each Portfolio the advisory fee (net of fee waivers and/or expense reimbursements) set forth in the table below.

ADVISORY FEE PAID IN FISCAL YEAR ENDED DECEMBER 31, 2005
(as a percentage of average net assets)


MONEY MARKET PORTFOLIO             0.30%
----------------------------------------
MUNICIPAL MONEY MARKET PORTFOLIO   0.30%
----------------------------------------


A discussion regarding the basis for the Board of Directors approval of the Investment Advisory Agreement and Sub-Advisory Agreement is available in the Fund's semi-annual report to shareholders for the period ended June 30, 2005.

SHAREHOLDER INFORMATION

DISTRIBUTION OF PORTFOLIO SHARES

Morgan Stanley Distribution is the exclusive Distributor of Class A shares and Class B shares of the Money Market Portfolio and Class A shares of the Municipal Money Market Portfolio. Morgan Stanley Distribution receives no compensation from the Fund for distributing Class A shares of the Portfolios. The Fund has adopted a Plan of Distribution with respect to the Class B shares of the Money Market Portfolio pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Money Market Portfolio pays the Distributor a distribution fee of 0.25% of the Class B shares' average daily net assets on an annualized basis. The distribution fee compensates the Distributor for marketing and selling Class B shares. Currently, the Money Market Portfolio does not offer Class B shares. The Distributor may pay others for providing distribution-related and other services, including account maintenance services. Over time the distribution fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Adviser and/or Distributor may pay compensation (out of their own funds and not as an expense of the Portfolios) to certain affiliated or unaffiliated brokers or other service providers in connection with the sale or retention of a Portfolio's shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolios over other investment options. Any such payments will not change the net asset value or the price of a Portfolio's shares. For more information, please see the Fund's Statement of Additional Information.

ABOUT NET ASSET VALUE

The net asset value ("NAV") per share of a class of shares of a Portfolio is determined by dividing the total of the value of the Portfolio's investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of outstanding shares of that class of the Portfolio.

The Portfolios seek to maintain a stable NAV per share of $1.00 by valuing portfolio securities using "amortized cost." Amortized cost involves valuing a portfolio security at cost and, thereafter, assuming a constant amortization to maturity of any discount or premium. This method of valuation does not take into account any unrealized gains or losses or the impact of fluctuating interest rates on the market value of portfolio securities. While using amortized cost provides certainty in valuation, it may result in periods during which the value as determined by amortized cost is higher or lower than the price the Portfolio would receive if it sold the security.

PRICING OF PORTFOLIO SHARES

You may buy or sell (redeem) Class A and Class B shares of the Money Market Portfolio and Class A shares of the Municipal Money Market Portfolio at the NAV next determined for the class after receipt of your order. The NAV of the Money Market Portfolio is determined as of 12:00 noon (Eastern Time) and the NAV of the Municipal Money Market Portfolio is determined as of 11:00 a.m. (Eastern
Time) on each day the NYSE is open for business (the "Pricing Time").

PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's securities is available in the Fund's SAI.

HOW TO PURCHASE SHARES

You may purchase Class A shares of the Money Market Portfolio and Class A shares of the Municipal Money Market Portfolio directly from the Fund, from the Distributor or through certain third parties ("Financial Intermediaries"), except for Class B shares of the Money Market Portfolio, which may be purchased only through a Financial Intermediary. You may purchase shares of the Portfolios on each day that the Portfolios are open for business.

The minimum initial investment generally is $100,000 for Class A shares of the Money Market and Municipal Money Market Portfolios. There is no minimum initial investment for Class B shares of the Money Market Portfolio. If the value of your account falls below the minimum initial investment amount for Class A shares or Class B shares as a result of share redemptions, your account may be subject to involuntary conversion or involuntary redemption. You will be notified prior to any such conversions or redemptions. The Adviser may waive the minimum initial or additional investment and involuntary conversion or redemption features for certain investors, including individuals purchasing through a Financial Intermediary.

Shares may, in the Fund's discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Portfolio shares of equal value.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

INITIAL PURCHASE BY MAIL

You may open an account, subject to acceptance by the Fund, by completing and signing an Account Registration Form provided by JPMorgan Investor Services Company ("JPMorgan"), the Fund's transfer agent, which you can obtain by calling JPMorgan at 1-800-548-7786 and mailing it to Morgan Stanley Institutional Fund, Inc., c/o JPMorgan Investor Services Company, P.O. Box 182913, Columbus, OH 43218-2913 together with a check payable to Morgan Stanley Institutional Fund, Inc.

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                              SHAREHOLDER INFORMATION

Please note that payments to investors who redeem shares purchased by check will not be made until payment of the purchase has been collected, which may take up to eight business days after purchase. You can avoid this delay by purchasing shares by wire.

INITIAL PURCHASE BY WIRE

You may purchase shares of each Portfolio by wiring Federal Funds to JPMorgan Chase Bank, the Portfolios' Custodian. YOU SHOULD FORWARD A COMPLETED ACCOUNT REGISTRATION FORM TO JPMORGAN IN ADVANCE OF THE WIRE. See the section above entitled "Pricing of Portfolio Shares." Instruct your bank to send a Federal Funds (monies credited by a Federal Reserve Bank) wire in a specified amount to the Custodian using the following wire instructions:

JPMORGAN CHASE BANK
270 Park Avenue
New York, NY 10017
ABA #021000021
DDA #910-2-733293
Attn: Morgan Stanley Institutional Fund, Inc.
Subscription Account
Ref: (Portfolio Name, Account Number,
Account Name)

If notification of your order is received prior to 12:00 noon (Eastern Time) for the Money Market Portfolio and 11:00 a.m. (Eastern Time) for the Municipal Money Market Portfolio and the Custodian receives the funds the same day, then your purchase will become effective and begin to earn income on that day. Otherwise, your purchase will be effective on the next business day, or the day the Federal Funds wire is received.

ADDITIONAL INVESTMENTS

You may purchase additional shares for your account at any time by purchasing shares at net asset value by any of the methods described above. For additional purchases directly from the Fund, your account name, the Portfolio name and the class selected must be specified in the letter to assure proper crediting to your account. In addition, you may purchase additional shares by wire by following instructions under "Initial Purchase by Wire."

OTHER TRANSACTION INFORMATION

The Fund may suspend the offering of shares, or any class of shares, of either Portfolio or reject any purchase orders when we think it is in the best interests of the Fund.

Certain patterns of exchange and/or purchase or sale transactions involving a Portfolio may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder's account being closed. Determination in this regard may be made based on the frequency or dollar amount of the previous exchange or purchase or sale transaction. See "Frequent Purchases and Redemptions of Shares."

HOW TO REDEEM SHARES

You may redeem Portfolio shares directly from the Fund, through the Distributor or through your Financial Intermediary, each as described above under "How To Purchase Shares." The redemption price will be the NAV per share calculated at the next Pricing Time, which may be more or less than the purchase price of your shares. The Fund will ordinarily distribute redemption proceeds in cash within one business day of your redemption request, but it may take up to seven days. However, if you purchased shares by check, the Fund will not distribute redemption proceeds until it has collected your purchase payment, which may take up to eight days. In certain circumstances, for example, if payment of redemption proceeds in cash would be detrimental to the remaining shareholders, a Portfolio may pay a portion of the redemption proceeds by a distribution-in-kind of readily marketable portfolio securities.

THE FUND CURRENTLY CONSISTS OF THE FOLLOWING PORTFOLIOS:

U.S. EQUITY

Focus Equity Portfolio
Large Cap Relative Value Portfolio
Small Company Growth Portfolio*
Systematic Active Large Cap Core Portfolio
Systematic Active Small Cap Core Portfolio
Systematic Active Small Cap Growth Portfolio
Systematic Active Small Cap Value Portfolio
U.S. Large Cap Growth Portfolio
U.S. Real Estate Portfolio

GLOBAL AND INTERNATIONAL EQUITY

Active International Allocation Portfolio

Emerging Markets Portfolio
Global Franchise Portfolio

Global Value Equity Portfolio

International Equity Portfolio**
International Growth Equity Portfolio

International Magnum Portfolio

International Real Estate Portfolio

International Small Cap Portfolio**

FIXED INCOME

Emerging Markets Debt Portfolio

MONEY MARKET

Money Market Portfolio
Municipal Money Market Portfolio

*    Portfolio is currently closed to new investors
**   Portfolio is currently closed to new investors with certain exceptions

EXCHANGE PRIVILEGE

You may exchange Portfolio shares for the same class of shares of other available portfolios of the Fund. In addition, you may exchange Class A shares for Institutional Class shares or Class B shares for Adviser Class shares of available portfolios of Morgan Stanley Institutional Fund Trust. Exchanges are effected based on the respective NAVs of the applicable portfolios. To obtain a prospectus for another portfolio, call the Fund at 1-800-548-7786 or contact your Financial Intermediary. If you purchased Portfolio shares through a Financial Intermediary, certain portfolios may be unavailable for exchange. Contact your Financial Intermediary to determine which portfolios are available for exchange.

You can process your exchange by contacting your Financial Intermediary. Otherwise, you should send exchange requests to the Fund's Transfer Agent by mail to Morgan Stanley Institutional Fund, Inc., c/o JPMorgan Investor Services Company, P.O. Box 182913, Columbus, OH 43218-2913. Exchange requests can also be made by calling 1-800-548-7786.

For your protection when calling the Fund, we will employ reasonable procedures to confirm that redemption instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security number or other tax identification number. Telephone instructions may also be recorded.

When you exchange for shares of another portfolio, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. Accordingly, you will not necessarily receive the same class of shares that you tendered for exchange. Your exchange price will be the price calculated at the next Pricing Time after the Fund receives your exchange order. The Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases. The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

As money market funds, the Portfolios' principal investment strategy is to maintain a stable share price. The policies and procedures adopted by the Board of Directors applicable to other funds in the Morgan Stanley family of funds are generally not applicable with respect to frequent purchases and redemptions of Portfolio shares. Reasonably frequent purchases and redemptions of Portfolio shares by Portfolio shareholders do not present risks for other shareholders of a Portfolio. We expect the Portfolios to be used by shareholders for short-term investing and by certain selected accounts utilizing the Portfolios as a sweep vehicle. However, frequent trading by shareholders can disrupt management of the Portfolios and raise their respective expenses. Therefore, we may not accept any request for a purchase or exchange when we think it is being used as a tool for market timing, and we may bar a shareholder who trades excessively from making further purchases for an indefinite period.

DIVIDENDS AND DISTRIBUTIONS

The Portfolios compute net investment income and declare a dividend as of 1:00 p.m. Eastern Time on each day. These dividends accrue daily and are distributed on the 15th day of each month, or the next business day if the 15th is a holiday or weekend. The Portfolios will distribute net realized capital gains, if any, at least annually.

The Fund automatically reinvests all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to the Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the Account Registration Form.

TAXES

The dividends and distributions you receive from a Portfolio may be subject to Federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. For taxable years beginning before January 1, 2009, dividends paid by a Portfolio that are attributable to "qualified dividends" (as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003) received by the Portfolio may be taxed at reduced rates to individual shareholders (15% at the maximum), if certain requirements are met by the Portfolio and the shareholders. Dividends paid by a Portfolio not attributable to "qualified dividends" received by the Portfolio, including distributions of short-term capital gains, will be taxed at normal tax rates applicable to ordinary income. Long-term capital gains distributions to individuals are taxed at a reduced rate (15% at the maximum) before January 1, 2009, regardless of how long you have held your shares. Unless further Congressional legislative action is taken, reduced rates for dividends and long-term capital gain will cease to be in effect after December 31, 2008. The Fund will tell you annually how to treat dividends and distributions. The Money Market Portfolio expects to distribute primarily ordinary income dividends and not "qualified dividends" as defined in the Jobs and Growth Tax Reconciliation Act of 2003.

The Municipal Money Market Portfolio generally distributes income that is exempt from federal taxation; however, the Portfolio may invest in securities that generate taxable income. Income exempt from federal tax may be subject to state and local taxes. If any capital gains are distributed by the Portfolio, they may be taxable.

If you redeem shares of a Portfolio, you may be subject to tax on any gains you earn based on your holding period for the shares and your marginal tax rate. An exchange of shares of a Portfolio for shares of another portfolio is a sale of Portfolio shares for tax purposes. Conversions of shares between classes will not result in taxation.

Because each investor's tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                              FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

The financial highlights tables that follow are intended to help you understand the financial performance of the Class A shares of the Money Market Portfolio and Class A shares of the Municipal Money Market Portfolio for the past five years. Class B of the Money Market Portfolio has not yet commenced operations. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP. Ernst & Young LLP's report, along with the Portfolios' financial statements, are incorporated by reference into the Fund's SAI and are included in the Fund's Annual Report to Shareholders. The Annual Report and the Portfolios' financial statements, as well as the SAI, are available at no cost from the Fund at the toll-free number noted on the back cover to this Prospectus.

MONEY MARKET PORTFOLIO

                                                                        YEAR ENDED DECEMBER 31,
                                                       ---------------------------------------------------------
CLASS A                                                  2005       2004       2003        2002          2001
----------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                   $  1.000   $  1.000   $  1.000   $    1.000   $    1.000
----------------------------------------------------------------------------------------------------------------
Income (Loss) from Investment Operations

Net Investment Income                                     0.029      0.009      0.007+       0.013        0.038
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF

Net Investment Income                                    (0.029)    (0.009)    (0.007)      (0.013)      (0.038)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $  1.000   $  1.000   $  1.000   $    1.000   $    1.000
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                               2.89%      0.93%      0.64%        1.30%        3.82%
----------------------------------------------------------------------------------------------------------------
Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                  $416,220   $546,866   $795,399   $1,369,935   $2,706,283
Ratio of Expenses to Average Net Assets                    0.41%      0.47%      0.51%        0.48%        0.48%
Ratio of Net Investment Income to Average Net Assets       2.81%      0.87%      0.69%        1.32%        3.90%
----------------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.

MUNICIPAL MONEY MARKET PORTFOLIO

                                                                        YEAR ENDED DECEMBER 31,
                                                       -------------------------------------------------------
CLASS A                                                  2005       2004       2003        2002       2001
--------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                   $  1.000   $  1.000   $  1.000   $  1.000   $    1.000
--------------------------------------------------------------------------------------------------------------
Income (Loss) from Investment Operations

Net Investment Income                                     0.020      0.008      0.005+     0.009        0.022
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF

Net Investment Income                                    (0.020)    (0.008)    (0.005)    (0.009)      (0.022)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $  1.000   $  1.000   $  1.000   $  1.000   $    1.000
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                               2.07%      0.75%      0.50%      0.90%        2.23%
--------------------------------------------------------------------------------------------------------------
Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                  $317,143   $449,318   $511,551   $910,426   $1,346,818
Ratio of Expenses to Average Net Assets                    0.40%      0.48%      0.50%      0.48%        0.49%
Ratio of Net Investment Income to Average Net Assets       2.00%      0.74%      0.54%      0.90%        2.25%
--------------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                              ADDITIONAL INFORMATION

WHERE TO FIND ADDITIONAL INFORMATION

In addition to this Prospectus, the Fund has a Statement of Additional Information ("SAI"), dated April 28, 2006, which contains additional, more detailed information about the Fund and the Portfolios. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

The Fund publishes annual and semi-annual reports ("Shareholder Reports") that contain additional information about each Portfolio's investments. In the Fund's annual report, you will find a discussion of the market conditions and the investment strategies that significantly affected each Portfolio's performance during the last fiscal year. For additional Fund information, including information regarding the investments comprising each of the Portfolios, please call the toll-free number below.

You may obtain the SAI and Shareholder Reports without charge by contacting the Fund at the toll-free number below or on our internet site at:
www.morganstanley.com/funds. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.

Information about the Fund, including the SAI, and Shareholder Reports may be obtained from the Securities and Exchange Commission in any of the following ways. (1) In person: you may review and copy documents in the Commission's Public Reference Room in Washington D.C. (for information call 1-202-551-8090);
(2) On-line: you may retrieve information from the Commission's web site at http://www.sec.gov; (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102; or (4) By e-mail: you may request documents, upon payment of a duplicating fee, by e-mailing the Securities and Exchange Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund's Investment Company Act registration number is 811-05624.

Morgan Stanley Institutional Fund, Inc.
c/o JPMorgan Investor Services Company
P.O. Box 182913
Columbus, OH 43218-2913

For Shareholder Inquiries,
call 1-800-548-7786.

Prices and Investment Results are available at www.morganstanley.com/im.

MSIMMPRO-0506

Morgan Stanley Investment Management

[MORGAN STANLEY LOGO]

MORGAN STANLEY
INSTITUTIONAL FUND, INC.

U.S. EQUITY PORTFOLIOS

FOCUS EQUITY PORTFOLIO
LARGE CAP RELATIVE VALUE PORTFOLIO
SMALL COMPANY GROWTH PORTFOLIO
SYSTEMATIC ACTIVE LARGE CAP CORE PORTFOLIO
SYSTEMATIC ACTIVE SMALL CAP CORE PORTFOLIO

SYSTEMATIC ACTIVE SMALL CAP GROWTH PORTFOLIO
SYSTEMATIC ACTIVE SMALL CAP VALUE PORTFOLIO
U.S. LARGE CAP GROWTH PORTFOLIO


APRIL 28, 2006

PROSPECTUS

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
INVESTMENT SUMMARY
PORTFOLIOS
Focus Equity Portfolio                                                        1
Large Cap Relative Value Portfolio                                            3
Small Company Growth Portfolio                                                5
Systematic Active Large Cap Core Portfolio                                    7
Systematic Active Small Cap Core Portfolio                                    8
Systematic Active Small Cap Growth Portfolio                                 10
Systematic Active Small Cap Value Portfolio                                  12
U.S. Large Cap Growth Portfolio                                              14
Additional Risk Factors and Information                                      16
FEES AND EXPENSES OF THE PORTFOLIOS                                          18
FUND MANAGEMENT                                                              20
SHAREHOLDER INFORMATION                                                      22
FINANCIAL HIGHLIGHTS                                                         26
Focus Equity Portfolio                                                       26
Large Cap Relative Value Portfolio                                           28
Small Company Growth Portfolio                                               30
U.S. Large Cap Growth Portfolio                                              32

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                              INVESTMENT SUMMARY

FOCUS EQUITY PORTFOLIO

OBJECTIVE

THE FOCUS EQUITY PORTFOLIO SEEKS CAPITAL APPRECIATION BY INVESTING PRIMARILY IN GROWTH-ORIENTED EQUITY SECURITIES OF LARGE CAPITALIZATION COMPANIES.

APPROACH

The Adviser, Morgan Stanley Investment Management Inc., seeks to maximize capital appreciation by investing primarily in growth-oriented equity securities of U.S. and foreign companies. The Portfolio invests primarily in companies with market capitalizations of $10 billion or more that the Adviser believes have, among other things, strong free cash flow and compelling business strategies. The Adviser emphasizes individual security selection. The Portfolio generally concentrates its holdings in a relatively small number of companies and may invest up to 25% of its assets in a single issuer.

The Adviser may invest up to 25% of the Portfolio's net assets in foreign securities, including emerging market securities, classified as American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), American Depositary Shares ("ADSs") or Global Depositary Shares ("GDSs"), foreign U.S. dollar-denominated securities that are traded on a U.S. exchange or local shares of foreign issuers.

PROCESS

The Adviser follows a flexible investment program in looking for companies with above average capital appreciation potential. Fundamental equity research drives the process. The Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in equity securities. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes.

RISKS

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in equity securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). In addition, at times, large capitalization growth-oriented equity securities may underperform relative to the overall market.

Investing in foreign countries, particularly emerging markets, entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, the Portfolio's investments in foreign countries may be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

The risks of investing in the Portfolio may be intensified because the Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the Portfolio's performance more than if the Portfolio were diversified.

Please see "Additional Risk Factors and Information" for further information about these and other risks of investing in the Portfolio.

ANNUAL TOTAL RETURNS (CLASS A)
Commenced operations on March 8, 1995

                                     [CHART]

1996    40.90%
1997    33.31%
1998    15.35%
1999    46.44%
2000   -11.66%
2001   -15.22%
2002   -28.81%
2003    30.99%
2004     7.00%
2005    17.60%

HIGH QUARTER   (Q4 '98)    26.17%
LOW QUARTER    (Q3 '98)   -19.27%

AVERAGE ANNUAL TOTAL RETURNS

(for the calendar periods ended December 31, 2005)


                                                       PAST        PAST         PAST       SINCE
                                                     ONE YEAR   FIVE YEARS   TEN YEARS   INCEPTION
--------------------------------------------------------------------------------------------------
CLASS A (commenced operations on March 8, 1995)
--------------------------------------------------------------------------------------------------
Return before Taxes                                   17.60%      -0.09%       10.80%      13.51%
--------------------------------------------------------------------------------------------------
Return after Taxes on Distributions                   17.53%      -0.21%        7.61%       9.92%
--------------------------------------------------------------------------------------------------
Return after Taxes on Distributions and Sale of
   Fund Shares                                        11.43%      -0.12%        7.53%       9.71%
--------------------------------------------------------------------------------------------------
Russell 1000 Growth Index (reflects no deduction
   for fees, expenses or taxes)(1)                     5.26%      -3.58%        6.73%       8.77%
--------------------------------------------------------------------------------------------------
Lipper Large-Cap Growth Funds Index (reflects no
   deduction for taxes)(2)                             7.58%      -4.29%        6.21%       8.32%
--------------------------------------------------------------------------------------------------
CLASS B (commenced operations on January 2, 1996)
--------------------------------------------------------------------------------------------------
Return before Taxes                                   17.30%      -0.34%        N/A        10.47%
--------------------------------------------------------------------------------------------------
Russell 1000 Growth Index (reflects no deduction
   for fees, expenses or taxes)(1)                     5.26%      -3.58%        N/A         6.65%
--------------------------------------------------------------------------------------------------
Lipper Large-Cap Growth Funds Index (reflects no
   deduction for taxes)(2)                             7.58%      -4.29%        N/A         6.18%
--------------------------------------------------------------------------------------------------

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the performance of the Portfolio year-by-year and as an average over different periods of time. The bar chart shows returns for Class A shares only. The Portfolio's Class B shares would have had similar annual returns, but returns would have been generally lower as expenses of this class are higher. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The indices do not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the indices' performance. The indices are unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

(1) The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

(2) The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

LARGE CAP RELATIVE VALUE PORTFOLIO (FORMERLY VALUE EQUITY PORTFOLIO)

OBJECTIVE

THE LARGE CAP RELATIVE VALUE PORTFOLIO SEEKS HIGH TOTAL RETURN BY INVESTING PRIMARILY IN EQUITY SECURITIES THAT THE ADVISER BELIEVES TO BE UNDERVALUED RELATIVE TO THE STOCK MARKET IN GENERAL AT THE TIME OF PURCHASE.

APPROACH

The Adviser, Morgan Stanley Investment Management Inc., seeks to construct a diversified portfolio of equity securities of U.S. and, to a limited extent, foreign issuers that will outperform the market over the long term. The Adviser emphasizes a bottom-up approach to investing that seeks to identify securities of undervalued issuers.

PROCESS

The Adviser seeks attractively valued companies experiencing a change that the Adviser believes could have a positive impact on a company's outlook, such as a change in management, industry dynamics or operational efficiency. In determining whether securities should be sold, the Adviser considers factors such as appreciation to fair value, fundamental change in the company or changes in economic or market trends.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in equity securities of companies with capitalizations within the range of companies included in the Russell 1000 Value Index. As of March 31, 2006, these market capitalizations ranged between $688 million and $387.4 billion. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes.

The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national exchange. The Portfolio may also invest up to 15% of its net assets in real estate investment trusts ("REITs").

RISKS

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in equity securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). In addition, at times the Portfolio's market sector, undervalued equity securities of large-capitalization companies, may underperform relative to other sectors or the overall market.

Investing in foreign countries entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, the Portfolio's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

REITs pool investors' funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, shareholders will absorb duplicate levels of fees when the Portfolio invests in REITs. The performance of any Portfolio REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Portfolio, including significantly reducing the return to the Portfolio on its investment in such company.

Please see "Additional Risk Factors and Information" for further information about these and other risks of investing in the Portfolio.

ANNUAL TOTAL RETURNS (CLASS A)
Commenced operations on January 31, 1990

                                     [CHART]

1996    19.73
1997    29.20
1998     8.79
1999    11.63
2000    18.08
2001    -1.55
2002   -24.22
2003    31.05
2004    14.56
2005    10.07

HIGH QUARTER   (Q2 '03)    21.46%
LOW QUARTER    (Q3 '02)   -20.97%

AVERAGE ANNUAL TOTAL RETURNS

(for the calendar periods ended December 31, 2005)


                                                       PAST        PAST         PAST       SINCE
                                                     ONE YEAR   FIVE YEARS   TEN YEARS   INCEPTION
--------------------------------------------------------------------------------------------------
CLASS A (commenced operations on January 31, 1990)
--------------------------------------------------------------------------------------------------
Return before Taxes                                   10.07%       4.28%       10.59%      11.06%
--------------------------------------------------------------------------------------------------
Return after Taxes on Distributions                    9.38%       3.65%        7.08%       8.10%
--------------------------------------------------------------------------------------------------
Return after Taxes on Distributions and Sale of
   Fund Shares                                         7.46%       3.41%        7.27%       8.08%
--------------------------------------------------------------------------------------------------
Russell 1000 Value Index (reflects no deduction
   for fees, expenses or taxes)(1)                     7.05%       5.28%       10.94%      12.23%
--------------------------------------------------------------------------------------------------
S&P 500 Index (reflects no deduction for fees,
   expenses or taxes)(2)                               4.91%       0.55%        9.07%      11.09%
--------------------------------------------------------------------------------------------------
Lipper Large-Cap Value Funds Index (reflects no
   deduction for taxes)(3)                             6.26%       2.27%        8.80%      10.80%
--------------------------------------------------------------------------------------------------
CLASS B (commenced operations on January 2, 1996)
--------------------------------------------------------------------------------------------------
Return before Taxes                                    9.81%       4.01%         N/A       10.22%
--------------------------------------------------------------------------------------------------
Russell 1000 Value Index (reflects no deduction
   for fees, expenses or taxes)(1)                     7.05%       5.28%         N/A       10.88%
--------------------------------------------------------------------------------------------------
S&P 500 Index (reflects no deduction for fees,
   expenses or taxes)(2)                               4.91%       0.55%         N/A        8.99%
--------------------------------------------------------------------------------------------------
Lipper Large-Cap Value Funds Index (reflects no
   deduction for taxes)(3)                             6.26%       2.27%         N/A        8.73%
--------------------------------------------------------------------------------------------------

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the performance of the Portfolio year-by-year and as an average over different periods of time. The bar chart shows returns for Class A shares only. The Portfolio's Class B shares would have had similar annual returns, but returns would have been generally lower as expenses of this class are higher. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The indices do not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the indices' performance. The indices are unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

(1) The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Based on the Portfolio's asset composition and investment strategy, the Adviser believes the Russell 1000 Value Index is a more appropriate benchmark than the S&P 500 Index for the Portfolio.

(2) The S&P 500 Index is a capitalization-weighted index of 500 stocks. The Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(3) The Lipper Large-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Value Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

SMALL COMPANY GROWTH PORTFOLIO

OBJECTIVE

THE SMALL COMPANY GROWTH PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN GROWTH-ORIENTED EQUITY SECURITIES OF SMALL CAPITALIZATION COMPANIES.

APPROACH

The Adviser, Morgan Stanley Investment Management Inc., seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small U.S. and foreign companies. The Adviser selects issuers from a universe comprised of small cap companies, most with market capitalizations of generally less than $4 billion.

PROCESS

The Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in equity securities of small capitalization companies. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes.

A company is considered to be a small cap company if it has a total market capitalization at the time of purchase of $4 billion or less. The market capitalization limit is subject to adjustment annually based upon the Adviser's assessment as to the capitalization range of companies which possess the fundamental characteristics of small cap companies.

The Adviser may invest up to 25% of the Portfolio's net assets in foreign securities, including emerging market securities, classified as American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), American Depositary Shares ("ADSs") or Global Depositary Shares ("GDSs"), foreign U.S. dollar-denominated securities that are traded on a U.S. exchange or local shares of foreign issuers.

RISKS

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in the equity securities of growth-oriented small companies. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). In addition, at times, small capitalization growth-oriented equity securities may underperform relative to the overall market.

Investing in foreign countries, particularly emerging markets, entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, the Portfolio's investments in foreign countries may be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

The risk of investing in equity securities is intensified in the case of the small companies in which the Portfolio will invest. Market prices for such companies' equity securities tend to be more volatile than those of larger, more established companies. Such companies may themselves be more vulnerable to economic or company specific problems. Because of high valuations placed on companies with growth prospects within certain sectors, such as technology, biotechnology and internet, the Portfolio may own securities of companies that have significant market capitalizations despite a general lack of operating history and/or positive earnings.

Please see "Additional Risk Factors and Information" for further information about these and other risks of investing in the Portfolio.

ANNUAL TOTAL RETURNS (CLASS A)
Commenced operations on November 1, 1989

                                    [CHART]

1996     3.72%
1997    11.36%
1998    27.54%
1999    96.45%
2000    -6.64%
2001   -12.18%
2002   -22.28%
2003    44.13%
2004    19.17%
2005    13.55%

HIGH QUARTER   (Q4 '99)    48.70%
LOW QUARTER    (Q3 '01)   -26.50%

AVERAGE ANNUAL TOTAL RETURNS

(for the calendar periods ended December 31, 2005)


                                                       PAST        PAST         PAST       SINCE
                                                     ONE YEAR   FIVE YEARS   TEN YEARS   INCEPTION
--------------------------------------------------------------------------------------------------
CLASS A (commenced operations on November 1, 1989)
--------------------------------------------------------------------------------------------------
Return before Taxes                                   13.55%       5.89%       13.65%      13.54%
--------------------------------------------------------------------------------------------------
Return after Taxes on Distributions                   11.50%       5.41%        8.60%      10.38%
--------------------------------------------------------------------------------------------------
Return after Taxes on Distributions and Sale
   of Fund Shares                                     10.49%       4.99%        8.66%      10.17%
--------------------------------------------------------------------------------------------------
Russell 2000 Growth Index (reflects no
   deduction for fees, expenses or taxes)(1)           4.15%       2.28%        4.69%       7.35%
--------------------------------------------------------------------------------------------------
Lipper Small-Cap Growth Funds Index (reflects
   no deduction for taxes)(2)                          5.34%       1.25%        7.54%      10.43%
--------------------------------------------------------------------------------------------------
CLASS B (commenced operations on January 2, 1996)
--------------------------------------------------------------------------------------------------
Return before Taxes                                   13.35%       5.65%          N/A      13.38%
--------------------------------------------------------------------------------------------------
Russell 2000 Growth Index (reflects no
   deduction for fees, expenses or taxes)(1)           4.15%       2.28%          N/A       4.68%
--------------------------------------------------------------------------------------------------
Lipper Small-Cap Growth Funds Index (reflects
   no deduction for taxes)(2)                          5.34%       1.25%          N/A       7.57%
--------------------------------------------------------------------------------------------------

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the performance of the Portfolio year-by-year and as an average over different periods of time. The bar chart shows returns for Class A shares only. The Portfolio's Class B shares would have had similar annual returns, but returns would have been generally lower as expenses of this class are higher. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. An index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

(1) The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher forecasted growth values and higher price-to-book ratios.

(2) The Lipper Small-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Small-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

SYSTEMATIC ACTIVE LARGE CAP
CORE PORTFOLIO

OBJECTIVE

THE SYSTEMATIC ACTIVE LARGE CAP CORE PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN EQUITY SECURITIES OF LARGE CAPITALIZATION COMPANIES.

The Portfolio's investment objective may be changed by the Morgan Stanley Institutional Fund, Inc.'s (the "Fund") Board of Directors without shareholder approval, but no change is anticipated. If the Portfolio's investment objective changes, the Portfolio will notify shareholders and shareholders should consider whether the Portfolio remains an appropriate investment in light of the change.

APPROACH

The Adviser, Morgan Stanley Investment Management Inc., seeks to achieve the Portfolio's investment objective by investing primarily in a diversified portfolio of equity securities of large capitalization companies.

PROCESS

The Adviser employs a quantitative approach to stock selection utilizing a proprietary quantitative model. The model is driven by rigorous fundamental and quantitative research that screens a universe of large capitalization companies. The model employs three quantitative screens based on the following primary inputs--earnings expectations, price trends and relative valuations. Individual securities and industries are ranked within each sector by the most effective combination of these disciplines based on the current phase of the economic cycle. The Adviser then decides whether to buy, sell or hold a security based on its fundamental analysis and the results of this model-driven approach.

Under normal market conditions, the Portfolio will invest at least 80% of its assets in equity securities of large capitalization companies. This policy may be changed without shareholder approval; however, you will be notified in writing of any changes.

A company is considered to be a large capitalization company if its capitalization is in the range of capitalizations of companies included in the S&P 500(R) Index. As of March 31, 2006, these market capitalizations ranged between $58 million and $371.6 billion.

RISKS

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities of large capitalization companies. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). In addition, at times, large capitalization equity securities may underperform relative to the overall market.

Please see "Additional Risk Factors and Information" for further information about these and other risks of investing in the Portfolio.

PAST PERFORMANCE

The Portfolio was recently organized and, as of the date of this Prospectus, had no historical performance to report. Performance information will be provided once the Portfolio has completed a full calendar year of operation.

SYSTEMATIC ACTIVE SMALL CAP CORE PORTFOLIO

OBJECTIVE

THE SYSTEMATIC ACTIVE SMALL CAP CORE PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN EQUITY SECURITIES OF SMALL CAPITALIZATION COMPANIES.

The Portfolio's investment objective may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated. If the Portfolio's investment objective changes, the Portfolio will notify shareholders and shareholders should consider whether the Portfolio remains an appropriate investment in light of the change.

APPROACH

The Adviser, Morgan Stanley Investment Management Inc., seeks to achieve the Portfolio's investment objective by investing primarily in a diversified portfolio of equity securities of small capitalization companies.

PROCESS

The Adviser employs a quantitative approach to stock selection utilizing a proprietary quantitative model. The model is driven by rigorous fundamental and quantitative research that screens a universe of small capitalization companies. The model employs three quantitative screens based on the following primary inputs--earnings expectations, price trends and relative valuations. Individual securities and industries are ranked within each sector by the most effective combination of these disciplines based on the current phase of the economic cycle. The Adviser then decides whether to buy, sell or hold a security based on its fundamental analysis and the results of this model-driven approach.

Under normal market conditions, the Portfolio invests at least 80% of its assets in equity securities of small capitalization companies. This policy may be changed without shareholder approval; however, you will be notified in writing of any changes.

A company is considered to be a small capitalization company if its capitalization is in the range of capitalizations of companies included in the Russell 2000 Index. As of March 31, 2006, these market capitalizations ranged between $23 million and $5.4 billion.

RISKS

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities of small capitalization companies. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). In addition, at times, small capitalization equity securities may underperform relative to the overall market.

The risk of investing in equity securities is intensified in the case of the small companies in which the Portfolio will invest. Market prices for such companies' equity securities tend to be more volatile than those of larger, more established companies. Such companies may themselves be more vulnerable to economic or company specific problems. Because of high valuations placed on companies with growth prospects within certain sectors, such as technology, biotechnology and internet, the Portfolio may own securities of companies in these sectors that have significant market capitalizations despite a general lack of operating history and/or positive earnings.

Please see "Additional Risk Factors and Information" for further information about these and other risks of investing in the Portfolio.

PAST PERFORMANCE

The Portfolio was recently organized and, as of the date of this Prospectus, had no historical performance to report. Performance information will be provided once the Portfolio has completed a full calendar year of operation.

SYSTEMATIC ACTIVE SMALL CAP GROWTH PORTFOLIO

OBJECTIVE

THE SYSTEMATIC ACTIVE SMALL CAP GROWTH PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN GROWTH-ORIENTED EQUITY SECURITIES OF SMALL CAPITALIZATION COMPANIES.

The Portfolio's investment objective may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated. If the Portfolio's investment objective changes, the Portfolio will notify shareholders and shareholders should consider whether the Portfolio remains an appropriate investment in light of the change.

APPROACH

The Adviser, Morgan Stanley Investment Management Inc., seeks to achieve the Portfolio's investment objective by investing primarily in a diversified portfolio of growth-oriented equity securities of small-capitalization companies.

PROCESS

The Adviser employs a quantitative approach to stock selection utilizing a proprietary quantitative model. The model is driven by rigorous fundamental and quantitative research that screens a universe of small capitalization companies. The model employs three quantitative screens based on the following primary inputs--earnings expectations, price trends and relative valuations. Individual securities and industries are ranked within each sector by the most effective combination of these disciplines based on the current phase of the economic cycle. The Adviser then decides whether to buy, sell or hold a security based on its fundamental analysis and the results of this model-driven approach.

Under normal market conditions, the Portfolio will invest at least 80% of its assets in equity securities of small capitalization companies. This policy may be changed without shareholder approval; however, you will be notified in writing of any changes.

A company is considered to be a small capitalization company if its capitalization is in the range of capitalizations of companies included in the Russell 2000 Index. As of March 31, 2006, these market capitalizations ranged between $23 million and $5.4 billion.

RISKS

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of growth-oriented equity securities of small-capitalization companies. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). In addition, at times, small capitalization growth-oriented equity securities may underperform relative to the overall market.

The risk of investing in equity securities is intensified in the case of the small companies in which the Portfolio will invest. Market prices for such companies' equity securities tend to be more volatile than those of larger, more established companies. Such companies may themselves be more vulnerable to economic or company specific problems. Because of high valuations placed on companies with growth prospects within certain sectors, such as technology, biotechnology and internet, the Portfolio may own securities of companies in these sectors that have significant market capitalizations despite a general lack of operating history and/or positive earnings.

Please see "Additional Risk Factors and Information" for further information about these and other risks of investing in the Portfolio.

PAST PERFORMANCE

The Portfolio was recently organized and, as of the date of this Prospectus, had no historical performance to report. Performance information will be provided once the Portfolio has completed a full calendar year of operation.

SYSTEMATIC ACTIVE SMALL CAP VALUE PORTFOLIO

OBJECTIVE

THE SYSTEMATIC ACTIVE SMALL CAP VALUE PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN VALUE-ORIENTED EQUITY SECURITIES OF SMALL CAPITALIZATION COMPANIES.

The Portfolio's investment objective may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated. If the Portfolio's investment objective changes, the Portfolio will notify shareholders and shareholders should consider whether the Portfolio remains an appropriate investment in light of the change.

APPROACH

The Adviser, Morgan Stanley Investment Management Inc., seeks to achieve the Portfolio's investment objective by investing primarily in a diversified portfolio of value-oriented equity securities of small-capitalization companies.

PROCESS

The Adviser employs a quantitative approach to stock selection utilizing a proprietary quantitative model. The model is driven by rigorous fundamental and quantitative research that screens a universe of small capitalization companies. The model employs three quantitative screens based on the following primary inputs--earnings expectations, price trends and relative valuations. Individual securities and industries are ranked within each sector by the most effective combination of these disciplines based on the current phase of the economic cycle. The Adviser then decides whether to buy, sell or hold a security based on its fundamental analysis and the results of this model-driven approach.

Under normal market conditions, the Portfolio will invest at least 80% of its assets in equity securities of small capitalization companies. This policy may be changed without shareholder approval; however, you will be notified in writing of any changes.

A company is considered to be a small capitalization company if its capitalization is in the range of capitalizations of companies included in the Russell 2000 Index. As of March 31, 2006, these market capitalizations ranged between $23 million and $5.4 billion.

RISKS

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of value-oriented equity securities of small capitalization companies. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). In addition, at times, small capitalization value-oriented equity securities may underperform relative to the overall market.

The risk of investing in equity securities is intensified in the case of the small companies in which the Portfolio will invest. Market prices for such companies' equity securities tend to be more volatile than those of larger, more established companies. Such companies may themselves be more vulnerable to economic or company specific problems.

Please see "Additional Risk Factors and Information" for further information about these and other risks of investing in the Portfolio.

PAST PERFORMANCE

The Portfolio was recently organized and, as of the date of this Prospectus, had no historical performance to report. Performance information will be provided once the Portfolio has completed a full calendar year of operation.

U.S. LARGE CAP GROWTH PORTFOLIO (FORMERLY EQUITY GROWTH PORTFOLIO)

OBJECTIVE

THE U.S. LARGE CAP GROWTH PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN GROWTH-ORIENTED EQUITY SECURITIES OF LARGE CAPITALIZATION COMPANIES.

APPROACH

The Adviser, Morgan Stanley Investment Management Inc., seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. issuers with capitalizations within the range of companies included in the Russell 1000 Growth Index. As of March 31, 2006, these market capitalizations ranged between $688 million and $387.4 billion. The Portfolio invests primarily in companies that the Adviser believes exhibit, among other things, strong free cash flow and compelling business strategies. The Adviser emphasizes individual security selection.

The Adviser may invest up to 20% of the Portfolio's net assets in foreign securities, which may include emerging market securities, classified as American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), American Depositary Shares ("ADSs"), Global Depositary Shares ("GDSs") or foreign U.S. dollar-denominated securities that are traded on a U.S. exchange, or local shares of foreign issuers.

PROCESS

The Adviser follows a flexible investment program in looking for companies with above average capital appreciation potential. The Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

Under normal market conditions, at least 80% of the Portfolio's assets will be invested in equity securities of large-cap U.S. issuers. The Portfolio deems an issuer to be a U.S. issuer if (i) its principal securities trading market (i.e., a U.S. stock exchange, NASDAQ or over-the-counter markets) is in the United States; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in the United States; or (iii) it is organized under the laws of, or has a principal office in the United States. This policy may be changed without shareholder approval; however, you will be notified in writing of any changes.

RISKS

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in equity securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). In addition, at times, large capitalization growth-oriented equity securities may underperform relative to the overall market.

Investing in foreign countries, particularly emerging markets, entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, the Portfolio's investments in foreign countries may be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Please see "Additional Risk Factors and Information" for further information about these and other risks of investing in the Portfolio.

ANNUAL TOTAL RETURNS (CLASS A)
Commenced operations on April 2, 1991

                                     [CHART]

1996    30.97
1997    31.32
1998    19.04
1999    39.89
2000   -11.78
2001   -14.97
2002   -27.64
2003    26.41
2004     7.75
2005    15.72

High Quarter   (Q4 '98)    22.67%
Low Quarter    (Q1 '01)   -18.24%

AVERAGE ANNUAL TOTAL RETURNS

(for the calendar periods ended December 31, 2005)


                                                      PAST        PAST         PAST       SINCE
                                                    ONE YEAR   FIVE YEARS   TEN YEARS   INCEPTION
-------------------------------------------------------------------------------------------------
CLASS A (commenced operations on April 2, 1991)
-------------------------------------------------------------------------------------------------
Return before Taxes                                  15.72%      -0.60%       9.38%       10.95%
-------------------------------------------------------------------------------------------------
Return after Taxes on Distributions                  15.68%      -0.68%       7.38%        8.80%
-------------------------------------------------------------------------------------------------
Return after Taxes on Distributions and Sale of
   Fund Shares                                       10.27%      -0.53%       7.04%        8.43%
-------------------------------------------------------------------------------------------------
Russell 1000 Growth Index (reflects no deduction
   for fees, expenses or taxes)(1)                    5.26%      -3.58%       6.73%        8.72%
-------------------------------------------------------------------------------------------------
Lipper Large-Cap Growth Funds Index (reflects no
   deduction for taxes)(2)                            7.58%      -4.29%       6.21%        8.54%
-------------------------------------------------------------------------------------------------
CLASS B (commenced operations on January 2, 1996)
-------------------------------------------------------------------------------------------------
Return before Taxes                                  15.41%      -0.86%        N/A         9.05%
-------------------------------------------------------------------------------------------------
Russell 1000 Growth Index (reflects no deduction
   for fees, expenses or taxes)(1)                    5.26%      -3.58%        N/A         6.65%
-------------------------------------------------------------------------------------------------
Lipper Large-Cap Growth Funds Index (reflects no
   deduction for taxes)(2)                            7.58%      -4.29%        N/A         6.18%
-------------------------------------------------------------------------------------------------

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the performance of the Portfolio year-by-year and as an average over different periods of time. The bar chart shows returns for Class A shares only. The Portfolio's Class B shares would have had similar annual returns, but returns would have been generally lower as expenses of this class are higher. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The indices do not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the indices' performance. The indices are unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

(1) The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

(2) The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

ADDITIONAL RISK FACTORS AND INFORMATION

PRICE VOLATILITY

The value of your investment in a Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. Fixed income securities, regardless of credit quality, also experience price volatility, especially in response to interest rate changes. As a result of price volatility, there is a risk that you may lose money by investing in a Portfolio.

FOREIGN INVESTING

To the extent that a Portfolio invests in foreign issuers, there is the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, some of the Portfolios' securities, including underlying securities represented by depositary receipts, generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of a Portfolio's investments. These changes may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. These risks may be intensified for a Portfolio's investments in securities of issuers located in emerging market countries.

FOREIGN SECURITIES

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls or diplomatic developments that could affect a Portfolio's investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

EMERGING MARKET RISKS

The Portfolios may invest in emerging market countries, which are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. These countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market countries may be more precarious than in other countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

FOREIGN CURRENCY

In general, foreign securities are denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since the Portfolios may invest in such securities, and therefore may convert the value of foreign securities into dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolios' assets. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

DERIVATIVES AND OTHER INVESTMENTS

The Portfolios may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives include futures, options, forward contracts, swaps and structured investments. These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purposes.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific obligation underlying the contact at a specified future time and at a specified price. The Portfolios may use futures contracts to gain exposure to an entire market (E.G., stock index futures) or to control their exposure to changing foreign currency exchange rates.

If a Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of a security or futures contract at an agreed-upon price. If the Portfolio "writes" an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of a security or futures contract at an agreed-upon price.

[SIDENOTE]

This section discusses additional risk factors and information relating to the Portfolios. The Portfolios' investment practices and limitations are described in more detail in the Statement of Additional Information ("SAI"), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency.

A Portfolio may enter into swap transactions, which are contracts in which the Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, securities indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed income portfolio, or to gain exposure to a market without directly investing in securities traded in that market.

Structured investments are securities that are convertible into, or the value of which is based upon the value of, other fixed income or equity securities or indices upon certain terms and conditions. The amount a Portfolio receives when it sells a structured investment or at maturity of a structured investment is not fixed, but is based on the price of the underlying security or index.

RISKS OF DERIVATIVES

The primary risks of derivatives are: (i) changes in the market value of securities held by a Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for a Portfolio to sell a derivative, which could result in difficulty closing a position and
(iii) certain derivatives can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. In addition, some derivatives are subject to counterparty risk. To minimize this risk, a Portfolio may enter into derivatives transactions only with counterparties that meet certain requirements for credit quality and collateral. Also, a Portfolio may invest in certain derivatives that require the Portfolio to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. At certain levels, this can cause the Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests or meeting other obligations. If a Portfolio is in that position, it could be forced to sell other securities that it wanted to retain.

Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's obligations under a forward or futures contract with the value of securities denominated in a particular currency.

INITIAL PUBLIC OFFERINGS

The Portfolios may purchase shares issued as part of, or a short period after, a company's initial public offering ("IPOs"), and may at times dispose of those shares shortly after their acquisition. A Portfolio's purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time. IPOs may produce high, double-digit returns. Such returns are highly unusual and may not be sustainable.

INVESTMENT DISCRETION

In pursuing the Portfolios' investment objectives, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis, and which trading stategies it uses. For example, the Adviser may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Portfolios' performance.

EXCHANGE-TRADED FUNDS

The Large Cap Relative Value Portfolio may invest up to 10% of its net assets in shares of various exchange-traded funds ("ETFs"). No more than 5% of the Portfolio's net assets will be invested in any one ETF. ETFs seek to track the performance of various portions or segments of the equity markets. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds and their market value is expected to rise and fall as the value of the underlying index rises and falls.

BANK INVESTORS

An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

TEMPORARY DEFENSIVE INVESTMENTS

When the Adviser believes that changes in economic, financial or political conditions warrant, each Portfolio may invest without limit in certain short- and medium-term fixed income securities for temporary defensive purposes that may be inconsistent with a Portfolio's principal investment strategies. If the Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect a Portfolio's performance and the Portfolio may not achieve its investment objective.

PORTFOLIO TURNOVER

Consistent with its investment policies, a Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (E.G., over 100% per year) will cause a Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders. The Portfolios may engage in frequent trading of securities to achieve their investment objectives.

FEES AND EXPENSES OF THE PORTFOLIOS

                                                                  SYSTEMATIC   SYSTEMATIC   SYSTEMATIC   SYSTEMATIC
                                          LARGE CAP     SMALL       ACTIVE       ACTIVE       ACTIVE       ACTIVE        U.S.
                                FOCUS      RELATIVE    COMPANY     LARGE CAP    SMALL CAP    SMALL CAP    SMALL CAP   LARGE CAP
                                EQUITY      VALUE       GROWTH       CORE         CORE         VALUE       GROWTH       GROWTH
                              PORTFOLIO   PORTFOLIO   PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO   PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid
   directly from your
   investment)
Redemption Fee (as a % of
   the amount redeemed)+        2.00%       2.00%      2.00%        2.00%        2.00%        2.00%         2.00%       2.00%
-------------------------------------------------------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING
EXPENSES
   (expenses that are
   deducted from Portfolio
   assets)
-------------------------------------------------------------------------------------------------------------------------------
ADVISORY FEES*
-------------------------------------------------------------------------------------------------------------------------------
Class A                         0.50%       0.49%      0.90%        0.35%        0.75%        0.75%         0.75%        0.50%
-------------------------------------------------------------------------------------------------------------------------------
Class B                         0.50%       0.49%      0.90%        0.35%        0.75%        0.75%         0.75%        0.50%
-------------------------------------------------------------------------------------------------------------------------------
12b-1 FEE
-------------------------------------------------------------------------------------------------------------------------------
Class A                         NONE        NONE       NONE         NONE         NONE         NONE          NONE         NONE
-------------------------------------------------------------------------------------------------------------------------------
Class B                         0.25%       0.25%      0.25%        0.25%        0.25%        0.25%         0.25%        0.25%
-------------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES*
-------------------------------------------------------------------------------------------------------------------------------
Class A                         0.29%       0.19%      0.14%        0.30%++      0.38%++      0.38%++       0.38%++      0.15%
-------------------------------------------------------------------------------------------------------------------------------
Class B                         0.29%       0.19%      0.14%        0.30%++      0.38%++      0.38%++       0.38%++      0.15%
-------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO
   OPERATING EXPENSES*
-------------------------------------------------------------------------------------------------------------------------------
Class A                         0.79%       0.68%      1.04%        0.65%        1.13%        1.13%         1.13%        0.65%
-------------------------------------------------------------------------------------------------------------------------------
Class B                         1.04%       0.93%      1.29%        0.90%        1.38%        1.38%         1.38%        0.90%
-------------------------------------------------------------------------------------------------------------------------------


++   "Other Expenses" are estimated for the current fiscal year.

+ Payable to a Portfolio on shares redeemed within 30 days (seven days with respect to the Focus Equity, Systematic Active Large Cap Core and U.S. Large Cap Portfolios) of purchase. See "Shareholder Information--How To Redeem Shares" and "Shareholder Information--Frequent Purchases and Redemptions of Shares" for more information on redemption fees.

* This table does not show the effects of the Adviser's voluntary fee waivers and/or expense reimbursements. The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio, so that total annual portfolio operating expenses will not exceed 1.00% for Class A shares and 1.25% for Class B shares of the Focus Equity Portfolio; 0.70% for Class A shares and 0.95% for Class B shares of the Large Cap Relative Value Portfolio; 1.10% for Class A shares and 1.35% for Class B shares of the Small Company Growth, Systematic Active Small Cap Core, Systematic Active Small Cap Value and Systematic Active Small Cap Growth Portfolios; 0.60% for Class A shares and 0.85% for Class B shares of the Systematic Active Large Cap Core Portfolio; and 0.80% for Class A shares and 1.05% for Class B shares of the U.S. Large Cap Growth Portfolio.

     In determining the actual amount of voluntary advisory fee waiver and/or expense reimbursement for a Portfolio, if any, investment related expenses (foreign country tax expense and interest expense on borrowing) are excluded from annual operating expenses. If these expenses were included, the Portfolios' total annual portfolio operating expenses after voluntary fee waivers and/or expense reimbursements would exceed the percentage limits in the preceding paragraph.

     Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time and without notice.

[SIDENOTE]

The Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolios. The Total Annual Portfolio Operating Expenses in the table do not reflect voluntary fee waivers and/or expense reimbursements from the Adviser, which are described in the footnotes.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         FEES AND EXPENSES OF THE PORTFOLIOS

EXAMPLE

                                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------------------------
FOCUS EQUITY PORTFOLIO
------------------------------------------------------------------------------------
Class A                                         $ 81      $252      $439     $  978
------------------------------------------------------------------------------------
Class B                                         $106      $331      $574     $1,271
------------------------------------------------------------------------------------
LARGE CAP RELATIVE VALUE PORTFOLIO
------------------------------------------------------------------------------------
Class A                                         $ 69      $218      $379     $  847
------------------------------------------------------------------------------------
Class B                                         $ 95      $296      $515     $1,143
------------------------------------------------------------------------------------
SMALL COMPANY GROWTH PORTFOLIO
------------------------------------------------------------------------------------
Class A                                         $106      $331      $574     $1,271
------------------------------------------------------------------------------------
Class B                                         $131      $409      $708     $1,556
------------------------------------------------------------------------------------
SYSTEMATIC ACTIVE LARGE CAP CORE PORTFOLIO
------------------------------------------------------------------------------------
Class A                                         $ 66      $208       N/A        N/A
------------------------------------------------------------------------------------
Class B                                         $ 92      $287       N/A        N/A
------------------------------------------------------------------------------------
SYSTEMATIC ACTIVE SMALL CAP CORE PORTFOLIO
------------------------------------------------------------------------------------
Class A                                         $115      $359       N/A        N/A
------------------------------------------------------------------------------------
Class B                                         $140      $437       N/A        N/A
------------------------------------------------------------------------------------
SYSTEMATIC ACTIVE SMALL CAP VALUE PORTFOLIO
------------------------------------------------------------------------------------
Class A                                         $115      $359       N/A        N/A
------------------------------------------------------------------------------------
Class B                                         $140      $437       N/A        N/A
------------------------------------------------------------------------------------
SYSTEMATIC ACTIVE SMALL CAP GROWTH PORTFOLIO
------------------------------------------------------------------------------------
Class A                                         $115      $359       N/A        N/A
------------------------------------------------------------------------------------
Class B                                         $140      $437       N/A        N/A
------------------------------------------------------------------------------------
U.S. LARGE CAP GROWTH PORTFOLIO
------------------------------------------------------------------------------------
Class A                                         $ 66      $208      $362     $  810
------------------------------------------------------------------------------------
Class B                                         $ 92      $287      $498     $1,108
------------------------------------------------------------------------------------

[SIDENOTE]

The example assumes that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same. although your actual costs may be higher or lower, based on these assumptions your costs would be equal to the amounts reflected in the table to the right.

INVESTMENT ADVISER

Morgan Stanley Investment Management Inc., with principal offices at 1221 Avenue of the Americas, New York, NY 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of the Adviser and the indirect parent of Morgan Stanley Distribution, Inc. ("Morgan Stanley Distribution"), the Fund's Distributor. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses -- securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of March 31, 2006, the Adviser, together with its affiliated asset management companies, had approximately $445 billion in assets under management with approximately $251 billion in institutional assets.

ADVISORY FEES

For the fiscal year ended December 31, 2005, the Adviser received from each Portfolio the advisory fee (net of fee waivers and/or expense reimbursements) set forth in the table below.


ADVISER'S RATES OF COMPENSATION
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
----------------------------------------------------
Focus Equity                                   0.62%
----------------------------------------------------
Large Cap Relative Value                       0.49%
----------------------------------------------------
Small Company Growth                           0.90%
----------------------------------------------------
Systematic Active Large Cap Core Portfolio      N/A*
----------------------------------------------------
Systematic Active Small Cap Core Portfolio      N/A*
----------------------------------------------------
Systematic Active Small Cap Value Portfolio     N/A*
----------------------------------------------------
Systematic Active Small Cap Growth Portfolio    N/A*
----------------------------------------------------
U.S. Large Cap Growth                          0.50%
----------------------------------------------------


* The Systematic Active Large Cap Core, Systematic Active Small Cap Core, Systematic Active Small Cap Value and Systematic Active Small Cap Growth Portfolios had not yet commenced operations on December 31, 2005. The contractual advisory fee for the Systematic Active Large Cap Core Portfolio is 0.35% of daily net assets. The contractual advisory fee for each of the Systematic Active Small Cap Core, Systematic Active Small Cap Growth and Systematic Active Small Cap Value Portfolios is 0.75% of daily net assets.

PORTFOLIO MANAGEMENT

FOCUS EQUITY PORTFOLIO

The Portfolio's assets are managed within the U.S. Growth team. The team consists of portfolio managers and analysts. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are Dennis P. Lynch and David S. Cohen, Managing Directors of the Adviser, and Sam G. Chainani and Alexander T. Norton, Executive Directors of the Adviser.

Mr. Lynch has been associated with the Adviser in an investment management capacity since May 1998 and has been managing the Portfolio since June 2004. Mr. Cohen has been associated with the Adviser in an investment management capacity since May 1993 and has been managing the Portfolio since June 2004. Mr. Chainani has been associated with the Adviser in an investment management capacity since July 1996 and has been managing the Portfolio since June 2004. Mr. Norton has been associated with the Adviser in an investment management capacity since July 2000 and has been managing the Portfolio since July 2005.

Mr. Lynch is the lead portfolio manager of the Portfolio. Messrs. Cohen, Chainani and Norton are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio.

LARGE CAP RELATIVE VALUE PORTFOLIO

The Portfolio's assets are managed within the Equity Income team. The team consists of portfolio managers and analysts. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are James A. Gilligan, Managing Director of the Adviser, James O. Roeder, Executive Director of the Adviser, and Thomas B. Bastian, Sergio Marcheli and Vincent E. Vizachero, Vice Presidents of the Adviser.

Mr. Gilligan has been associated with the Adviser in an investment management capacity since August 1985 and began managing the Portfolio in August 2003. Mr. Bastian has been associated with the Adviser in an

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                              FUND MANAGEMENT

investment management capacity since March 2003 and began managing the Portfolio in August 2003. Prior to March 2003, Mr. Bastian was a portfolio manager at Eagle Asset Management. Mr. Roeder has been associated with the Adviser in an investment management capacity since May 1999 and began managing the Portfolio in August 2003. Mr. Marcheli was associated with the Adviser in a research capacity from 1995 to 2002. Since 2002, Mr. Marcheli has been associated with the Adviser in an investment management capacity and began managing the Portfolio in August 2003. Mr. Vizachero has been associated with the Adviser in an investment management capacity since July 2001 and began managing the Portfolio in August 2003. Prior to July 2001, Mr. Vizachero was an analyst at Fidelity Investments.

Mr. Gilligan is the lead manager of the Portfolio. Each member is responsible for specific sectors, except Mr. Marcheli who aids in providing research in all sectors as needed. Mr. Marcheli also manages the cash position in the Portfolio. All team members are responsible for the day-to-day management of the Portfolio and Mr. Gilligan is responsible for the execution of the overall strategy of the Portfolio.

SMALL COMPANY GROWTH PORTFOLIO

The Portfolio's assets are managed within the U.S. Growth team. The team consists of portfolio managers and analysts. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are Dennis P. Lynch and David S. Cohen, Managing Directors of the Adviser, and Sam G. Chainani and Alexander T. Norton, Executive Directors of the Adviser.

Mr. Lynch has been associated with the Adviser in an investment management capacity since May 1998 and has been managing the Portfolio since June 2004. Mr. Cohen has been associated with the Adviser in an investment management capacity since May 1993 and has been managing the Portfolio since June 2004. Mr. Chainani has been associated with the Adviser in an investment management capacity since July 1996 and has been managing the Portfolio since June 2004. Mr. Norton has been associated with the Adviser in an investment management capacity since July 2000 and has been managing the Portfolio since July 2005.

Mr. Lynch is the lead portfolio manager of the Portfolio. Messrs. Cohen, Chainani and Norton are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio.

SYSTEMATIC ACTIVE LARGE CAP CORE PORTFOLIO
SYSTEMATIC ACTIVE SMALL CAP CORE PORTFOLIO
SYSTEMATIC ACTIVE SMALL CAP VALUE PORTFOLIO
SYSTEMATIC ACTIVE SMALL CAP GROWTH PORTFOLIO

The Portfolios' assets are managed within the Systematic Active Equity team. The team consists of portfolio managers and analysts. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolios are Sandip Bhagat and Feng Chang, Managing Directors of the Adviser.

Mr. Bhagat has been associated with the Adviser in an investment management capacity since July 2004 and has been managing the Portfolios since April 2006. Prior to July 2004, he was Managing Director, President and Chief Investment Officer of Citigroup Asset Management's Travelers Investment Management Company. Mr. Chang has been associated with the Adviser in an investment management capacity since August 2004 and has been managing the Portfolios since April 2006. Prior to August 2004, he was a senior research analyst at Citigroup Asset Management.

U.S. LARGE CAP GROWTH PORTFOLIO

The Portfolio's assets are managed within the U.S. Growth team. The team consists of portfolio managers and analysts. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are Dennis P. Lynch and David S. Cohen, Managing Directors of the Adviser, and Sam G. Chainani and Alexander T. Norton, Executive Directors of the Adviser.

Mr. Lynch has been associated with the Adviser in an investment management capacity since May 1998 and has been managing the Portfolio since June 2004. Mr. Cohen has been associated with the Adviser in an investment management capacity since May 1993 and has been managing the Portfolio since June 2004. Mr. Chainani has been associated with the Adviser in an investment management capacity since July 1996 and has been managing the Portfolio since June 2004. Mr. Norton has been associated with the Adviser in an investment management capacity since July 2000 and has been managing the Portfolio since July 2005.

Mr. Lynch is the lead portfolio manager of the Portfolio. Messrs. Cohen, Chainani and Norton are coportfolio managers. Members of the team collaborate to manage the assets of the Portfolio.

ADDITIONAL INFORMATION

The Fund's STATEMENT OF ADDITIONAL INFORMATION provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolios.

The composition of each team may change without notice from time to time.

A discussion regarding the basis for the Board of Directors approval of the Investment Advisory Agreement (with respect to all Portfolios except for the Systematic Active Large Cap Core Portfolio, Systematic Active Small Cap Core Portfolio, Systematic Active Small Cap Value Portfolio and Systematic Active Small Cap Growth Portfolio) is available in the Fund's semi-annual report to shareholders for the period ended June 30, 2005.

SHAREHOLDER INFORMATION

DISTRIBUTION OF PORTFOLIO SHARES

Morgan Stanley Distribution is the exclusive Distributor of Class A shares and Class B shares of each Portfolio. Morgan Stanley Distribution receives no compensation from the Fund for distributing Class A shares of the Portfolios. The Fund has adopted a Plan of Distribution with respect to the Class B shares of each Portfolio pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, each Portfolio pays the Distributor a distribution fee of 0.25% of the Class B shares' average daily net assets on an annualized basis. The distribution fee compensates the Distributor for marketing and selling Class B shares. The Distributor may pay others for providing distribution-related and other services, including account maintenance services. Over time the distribution fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Adviser and/or Distributor may pay compensation (out of their own funds and not as an expense of the Portfolios) to certain affiliated or unaffiliated brokers or other service providers in connection with the sale or retention of a Portfolio's shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolios over other investment options. Any such payments will not change the net asset value or the price of a Portfolio's shares. For more information, please see the Fund's Statement of Additional Information.

ABOUT NET ASSET VALUE

The net asset value ("NAV") per share of a class of shares of a Portfolio is determined by dividing the total of the value of the Portfolio's investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of outstanding shares of that class of the Portfolio. In making this calculation, each Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, including circumstances under which the Adviser determines that a security's market price is not accurate, fair value prices may be determined in good faith using methods approved by the Board of Directors. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. To the extent a Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, the Portfolio's net asset value is calculated based upon the net asset value of such fund. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the values of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

PRICING OF PORTFOLIO SHARES

You may buy or sell (redeem) Class A and Class B shares of each Portfolio at the NAV next determined for the class after receipt of your order. The Fund determines the NAV per share for the Portfolios as of the close of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business (the "Pricing Time").

PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's securities is available in the Fund's SAI.

HOW TO PURCHASE SHARES

The Fund has suspended offering shares of the Small Company Growth Portfolio to new investors.The Fund will continue to offer shares of the Portfolio to existing shareholders. The Fund may recommence offering shares of the Portfolio to new investors in the future.

You may purchase Class A shares and Class B shares of each Portfolio directly from the Fund, from the Distributor or through certain third parties ("Financial Intermediaries") on each day that the Portfolios are open for business.

Investors purchasing shares through a Financial Intermediary may be charged a transaction-based or other fee by the Financial Intermediary for its services. If you are purchasing Class A or Class B shares through a Financial Intermediary, please consult your Financial Intermediary for purchase instructions.

The minimum initial investment generally is $500,000 for Class A shares and $100,000 for Class B shares of each Portfolio. If the value of your account falls below the minimum initial investment amount for Class A shares or Class B shares as a result of share redemptions, your account may be subject to involuntary conversion or involuntary redemption. You will be notified prior to any such conversions or redemptions. The Adviser may waive the minimum initial or additional investment and involuntary conversion or redemption features for certain investors, including individuals purchasing through a Financial Intermediary.

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                              SHAREHOLDER INFORMATION

Shares may, in the Fund's discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Portfolio shares of equal value.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

INITIAL PURCHASE BY MAIL

You may open an account, subject to acceptance by the Fund, by completing and signing an Account Registration Form provided by JPMorgan Investor Services Company ("JPMorgan"), the Fund's transfer agent, which you can obtain by calling JPMorgan at 1-800-548-7786 and mailing it to Morgan Stanley Institutional Fund, Inc., c/o JPMorgan Investor Services Company, P.O. Box 182913, Columbus, OH 43218-2913 together with a check payable to Morgan Stanley Institutional Fund, Inc.

Please note that payments to investors who redeem shares purchased by check will not be made until payment of the purchase has been collected, which may take up to eight business days after purchase. You can avoid this delay by purchasing shares by wire.

INITIAL PURCHASE BY WIRE

You may purchase shares of each Portfolio by wiring Federal Funds to JPMorgan Chase Bank, the Portfolios' Custodian. YOU SHOULD FORWARD A COMPLETED ACCOUNT REGISTRATION FORM TO JPMORGAN IN ADVANCE OF THE WIRE. See the section above entitled "Pricing of Portfolio Shares." Instruct your bank to send a Federal Funds (monies credited by a Federal Reserve Bank) wire in a specified amount to the Custodian using the following wire instructions:

JPMORGAN CHASE BANK
270 Park Avenue
New York, NY 10017
ABA #021000021
DDA #910-2-733293
Attn: Morgan Stanley Institutional Fund, Inc.
Subscription Account
Ref: (Portfolio Name, Account Number, Account Name)


ADDITIONAL INVESTMENTS

You may purchase additional shares for your account at any time by purchasing shares at net asset value by any of the methods described above. For additional purchases directly from the Fund, your account name, the Portfolio name and the class selected must be specified in the letter to assure proper crediting to your account. In addition, you may purchase additional shares by wire by following instructions under "Initial Purchase by Wire."

THE FUND CURRENTLY CONSISTS OF THE FOLLOWING PORTFOLIOS:

U.S. EQUITY

Focus Equity Portfolio
Large Cap Relative Value Portfolio
Small Company Growth Portfolio*
Systematic Active Large Cap Core Portfolio
Systematic Active Small Cap Core Portfolio
Systematic Active Small Cap Growth Portfolio
Systematic Active Small Cap Value Portfolio
U.S. Large Cap Growth Portfolio
U.S. Real Estate Portfolio

GLOBAL AND INTERNATIONAL EQUITY

Active International Allocation Portfolio
Emerging Markets Portfolio
Global Franchise Portfolio
Global Value Equity Portfolio
International Equity Portfolio**
International Growth Equity Portfolio
International Magnum Portfolio
International Real Estate Portfolio
International Small Cap Portfolio**

FIXED INCOME

Emerging Markets Debt Portfolio

MONEY MARKET

Money Market Portfolio
Municipal Money Market Portfolio

*    Portfolio is currently closed to new investors
**   Portfolio is currently closed to new investors with certain exceptions

OTHER TRANSACTION INFORMATION

The Fund may suspend the offering of shares, or any class of shares, of any Portfolio or reject any purchase orders when we think it is in the best interests of the Fund.

Certain patterns of exchange and/or purchase or sale transactions involving a Portfolio may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder's account being closed. Determination in this regard may be made based on the frequency or dollar amount of the previous exchange or purchase or sale transaction. See "Frequent Purchases and Redemptions of Shares."

HOW TO REDEEM SHARES

You may redeem Portfolio shares directly from the Fund, through the Distributor or through your Financial Intermediary, each as described above under "How To Purchase Shares." The redemption price will be the NAV per share calculated at the next Pricing Time, which may be more or less than the purchase price of your shares.

The Fund will ordinarily distribute redemption proceeds in cash within one business day of your redemption request, but it may take up to seven days. However, if you purchased shares by check, the Fund will not distribute redemption proceeds until it has collected your purchase payment, which may take up to eight days. In certain circumstances, for example, if payment of redemption proceeds in cash would be detrimental to the remaining shareholders, a Portfolio may pay a portion of the redemption proceeds by a distribution-in-kind of readily marketable portfolio securities.

Shares of a Portfolio redeemed within 30 days (seven days with respect to the Focus Equity, Systematic Active Large Cap Core and U.S. Large Cap Growth Portfolios) of purchase will be subject to a 2% redemption fee, payable to the Portfolio. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. The redemption fee is not imposed on redemptions made: (i) through systematic withdrawal/exchange plans, (ii) through pre-approved asset allocation programs,
(iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles and (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment Management investment team. The redemption fee is calculated based on, and deducted from, the redemption proceeds. Each time you redeem or exchange shares, the shares held the longest will be redeemed or exchanged first.

The redemption fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Certain Financial Intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from a Portfolio's redemption fee or may impose certain trading restrictions to deter market timing and frequent trading. If you invest in a Portfolio through a Financial Intermediary, please read that firm's materials carefully to learn about any other restrictions or fees that may apply.

EXCHANGE PRIVILEGE

You may exchange Portfolio shares for the same class of shares of other available portfolios of the Fund. In addition, you may exchange Class A shares for Institutional Class shares or Class B shares for Adviser Class shares of available portfolios of Morgan Stanley Institutional Fund Trust. Exchanges are effected based on the respective NAVs of the applicable portfolios (subject to any applicable redemption fee). To obtain a prospectus for another portfolio, call the Fund at 1-800-548-7786 or contact your Financial Intermediary. If you purchased Portfolio shares through a Financial Intermediary, certain portfolios may be unavailable for exchange. Contact your Financial Intermediary to determine which portfolios are available for exchange.

You can process your exchange by contacting your Financial Intermediary. Otherwise, you should send exchange requests to the Fund's Transfer Agent by mail to Morgan Stanley Institutional Fund, Inc., c/o JPMorgan Investor Services Company, P.O. Box 182913, Columbus, OH 43218-2913. Exchange requests can also be made by calling 1-800-548-7786.

For your protection when calling the Fund, we will employ reasonable procedures to confirm that redemption instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security number or other tax identification number. Telephone instructions may also be recorded.

When you exchange for shares of another portfolio, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. Your exchange price will be the price calculated at the next Pricing Time after the Fund receives your exchange order. The Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases. An exchange of shares of a Portfolio held for less than 30 days (seven days with respect to the Focus Equity, Systematic Active Large Cap Core and U.S. Large Cap Growth Portfolios) from the date of purchase will be subject to the 2% redemption fee described under the section "How To Redeem Shares." The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice.

FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

Frequent purchases and redemptions of shares by Portfolio shareholders are referred to as "market-timing" or "short-term trading" and may present risks for other shareholders of a Portfolio, which may include, among other things, diluting the value of a Portfolio's shares held by long-term shareholders, interfering with the efficient management of the Portfolio, increasing brokerage and administrative costs, incurring unwanted taxable gains and forcing the Portfolio to hold excess levels of cash.

In addition, a Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which a Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of long-term Portfolio shareholders.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage").

The Fund discourages and does not accommodate frequent purchases and redemptions of Portfolio shares by Portfolio shareholders and the Fund's Board of Directors has adopted policies and procedures with respect to such frequent purchases and redemptions.

The Fund's policies with respect to purchases and redemptions of Portfolio shares are described in the "Shareholder Information--How To Purchase Shares," "Shareholder Information--Other Transaction Information," "Shareholder Information--How To Redeem Shares" and "Shareholder Information--Exchange Privilege" sections of this Prospectus. Except as described in each of these sections, and with respect to omnibus accounts, the Fund's policies regarding frequent trading of Portfolio shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment managers, broker-dealers, transfer agents and third party administrators, the Fund has (i) requested assurance that such intermediaries currently selling Portfolio shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) required all prospective intermediaries to agree to cooperate in enforcing the Fund's policies with respect to frequent purchases, redemptions and exchanges of Portfolio shares.

With respect to trades that occur through omnibus accounts at intermediaries, the Fund is currently limited in its ability to monitor trading activity or enforce the redemption fee with respect to customers of such intermediaries. Omnibus accounts generally do not identify customers' trading activity to the Fund on an individual basis. Consequently, the Fund must rely on the Financial Intermediary to monitor frequent short-term trading within a Portfolio by the Financial Intermediary's customers. There can be no assurance that the Fund will be able to eliminate all market-timing activities.

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio's policy is to distribute to shareholders substantially all of its net investment income, if any, in the form of an annual dividend and to distribute to shareholders net realized capital gains, if any, at least annually.

The Fund automatically reinvests all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to the Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the Account Registration Form.

TAXES

The dividends and distributions you receive from a Portfolio may be subject to Federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. For taxable years beginning before January 1, 2009, dividends paid by a Portfolio that are attributable to "qualified dividends" (as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003) received by the Portfolio may be taxed at reduced rates to individual shareholders (15% at the maximum), if certain requirements are met by the Portfolio and the shareholders. Dividends paid by a Portfolio not attributable to "qualified dividends" received by the Portfolio, including distributions of short-term capital gains, will be taxed at normal tax rates applicable to ordinary income. Long-term capital gains distributions to individuals are taxed at a reduced rate (15% at the maximum) before January 1, 2009, regardless of how long you have held your shares. Unless further Congressional legislative action is taken, reduced rates for dividends and long-term capital gain will cease to be in effect after December 31, 2008. The Fund will tell you annually how to treat dividends and distributions.

If you redeem shares of a Portfolio, you may be subject to tax on any gains you earn based on your holding period for the shares and your marginal tax rate. An exchange of shares of a Portfolio for shares of another portfolio is a sale of Portfolio shares for tax purposes. Conversions of shares between classes will not result in taxation.

Because each investor's tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.

FINANCIAL HIGHLIGHTS

The financial highlights tables that follow are intended to help you understand the financial performance of the Class A shares and Class B shares of each Portfolio for the past five years (except for the Systematic Active Large Cap Core, Systematic Active Small Cap Core, Systematic Active Small Cap Growth and Systematic Active Small Cap Value Portfolios which had not commenced operations as of December 31, 2005). Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP. Ernst & Young LLP's report, along with the Portfolios' financial statements, are incorporated by reference into the Fund's SAI and are included in the Fund's Annual Report to Shareholders. The Annual Report and the Portfolios' financial statements, as well as the SAI, are available at no cost from the Fund at the toll-free number noted on the back cover to this Prospectus.

FOCUS EQUITY PORTFOLIO

                                                                           YEAR ENDED DECEMBER 31,
                                                         ------------------------------------------------------------
CLASS A                                                    2005      2004      2003       2002         2001
---------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS
Net Asset Value, Beginning of Period                     $ 12.59   $ 11.79   $  9.02    $ 12.67      $ 15.31
---------------------------------------------------------------------------------------------------------------------
Income (Loss) from Investment Operations
Net Investment Income (Loss)                               (0.03)+    0.04+     0.02+      0.00+++     (0.03)
Net Realized and Unrealized Gain (Loss) on Investments      2.24      0.78      2.77      (3.65)       (2.28)
=====================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                            2.21      0.82      2.79      (3.65)       (2.31)
=====================================================================================================================
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
Net Investment Income                                      (0.02)    (0.02)    (0.02)        --           --
Net Realized Gain                                             --        --        --         --        (0.33)
---------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (0.02)    (0.02)    (0.02)        --        (0.33)
=====================================================================================================================
Net Asset Value, End of Period                           $ 14.78   $ 12.59   $ 11.79    $  9.02      $ 12.67
=====================================================================================================================
TOTAL RETURN                                               17.60%     7.00%    30.99%#   (28.81)%     (15.22)%
=====================================================================================================================
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)                    $54,321   $52,757   $61,420    $51,347      $85,204
Ratio of Expenses to Average Net Assets(1)                  0.91%     1.00%     1.00%      1.00%        1.01%
Ratio of Expenses to Average Net Assets
   Excluding Interest Expense                               0.91%     1.00%     1.00%       N/A         1.00%
Ratio of Net Investment Income (Loss) to Average
Net Assets(1)                                              (0.27)%    0.35%     0.22%      0.02%       (0.21)%
Portfolio Turnover Rate                                       78%      163%      160%       173%          95%
---------------------------------------------------------------------------------------------------------------------
(1) Ratios before expense limitation:
    Expenses to Average Net Assets                           N/A      1.11%     1.14%      1.09%        1.08%
    Net Investment Income (Loss) to Average Net Assets       N/A      0.24%     0.08%     (0.07)%      (0.28)%
---------------------------------------------------------------------------------------------------------------------


+    Per share amount is based on average shares outstanding.

++   Amount is less than $0.005 per share.

# In 2003, performance was positively impacted by approximately 5.64%, due to the receipt of proceeds from the settlement of class action suits involving, primarily, one of the Portfolio's holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the 2003 total return for Class A shares and Class B shares would have been approximately 25.35% and 24.98%, respectively.

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                              FINANCIAL HIGHLIGHTS

FOCUS EQUITY PORTFOLIO

                                                                           YEAR ENDED DECEMBER 31,
                                                         -----------------------------------------------------------
CLASS B                                                    2005      2004      2003         2002        2001
--------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS
Net Asset Value, Beginning of Period                     $ 12.34    $11.57    $ 8.85      $ 12.45     $ 15.09
--------------------------------------------------------------------------------------------------------------------
Income (Loss) from Investment Operations
Net Investment Income (Loss)                               (0.06)+    0.02+    (0.00)+ ++   (0.03)+     (0.07)
Net Realized and Unrealized Gain (Loss) on Investments      2.19      0.75      2.72        (3.57)      (2.24)
====================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                            2.13      0.77      2.72        (3.60)      (2.31)
====================================================================================================================
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
Net Investment Income                                      (0.02)       --        --           --          --
Net Realized Gain                                             --        --        --           --       (0.33)
Net Asset Value, End of Period                           $ 14.45    $12.34    $11.57      $  8.85     $ 12.45
====================================================================================================================
TOTAL RETURN                                               17.30%     6.75%    30.62%#     (28.92)%    (15.45)%
====================================================================================================================
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)                    $12,442    $8,559    $8,156      $ 6,414     $13,143
Ratio of Expenses to Average Net Assets(2)                  1.16%     1.25%     1.25%        1.25%       1.26%
Ratio of Expenses to Average Net Assets
   Excluding Interest Expense                               1.16%     1.25%     1.25%         N/A        1.25%
Ratio of Net Investment Income (Loss)
   to Average Net Assets(2)                                (0.49)%    0.18%    (0.03)       (0.23)%     (0.45)%
Portfolio Turnover Rate                                       78%      163%      160%         173%         95%
--------------------------------------------------------------------------------------------------------------------
(2) Ratios before expense limitation:
    Expenses to Average Net Assets                           N/A      1.36%     1.39%        1.34%       1.33%
    Net Investment Income (Loss) to Average Net Assets       N/A      0.07%    (0.17)%      (0.32)%     (0.53)%
--------------------------------------------------------------------------------------------------------------------


+    Per share amount is based on average shares outstanding.

++   Amount is less than $0.005 per share.

# In 2003, performance was positively impacted by approximately 5.64%, due to the receipt of proceeds from the settlement of class action suits involving, primarily, one of the Portfolio's holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class A shares and Class B shares would have been approximately 25.35% and 24.98%, respectively.

LARGE CAP RELATIVE VALUE PORTFOLIO


                                                           YEAR ENDED DECEMBER 31,
                                             ----------------------------------------------------
CLASS A                                        2005       2004      2003       2002      2001
-------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS
Net Asset Value, Beginning of Period         $  10.52   $  9.30   $   7.21   $  9.68   $  10.32
-------------------------------------------------------------------------------------------------
Income (Loss) from Investment Operations
Net Investment Income (Loss)+                    0.15      0.12       0.13      0.14       0.15
Net Realized and Unrealized Gain
   (Loss) on Investments                         0.90      1.23       2.09     (2.47)     (0.31)
=================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                 1.05      1.35       2.22     (2.33)     (0.16)
=================================================================================================
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
Net Investment Income                           (0.14)    (0.13)     (0.13)    (0.14)     (0.15)
Net Realized Gain                               (0.33)       --         --        --      (0.33)
=================================================================================================
Total Distributions                             (0.47)    (0.13)     (0.13)    (0.14)     (0.48)
=================================================================================================
Net Asset Value, End of Period               $  11.10   $ 10.52   $   9.30   $  7.21   $   9.68
=================================================================================================
TOTAL RETURN                                    10.07%    14.56%     31.05%   (24.22)%    (1.55)%
=================================================================================================
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)        $102,973   $90,938   $108,997   $76,452   $101,691
Ratio of Expenses to Average Net Assets(1)       0.68%     0.70%      0.70%     0.70%      0.70%
Ratio of Net Investment Income
   (Loss) to Average Net Assets(1)               1.36%     1.28%      1.62%     1.69%      1.56%
Portfolio Turnover Rate                            46%       84%       130%       45%        50%
=================================================================================================
(1) Ratios before expense limitation:
    Expenses to Average Net Assets                N/A      0.74%      0.77%     0.76%      0.79%
    Net Investment Income (Loss) to Average
       Net Assets                                 N/A      1.24%      1.55%     1.63%      1.47%
-------------------------------------------------------------------------------------------------


+    Per share amount is based on average shares outstanding.

LARGE CAP RELATIVE VALUE PORTFOLIO


                                                          YEAR ENDED DECEMBER 31,
                                             --------------------------------------------------
CLASS B                                        2005       2004      2003      2002      2001
-----------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS
Net Asset Value, Beginning of Period         $  10.51   $  9.31   $  7.21   $  9.67   $ 10.32
-----------------------------------------------------------------------------------------------
Income (Loss) from Investment Operations
Net Investment Income (Loss)+                    0.12      0.10      0.11      0.12      0.13
Net Realized and Unrealized Gain
   (Loss) on Investments                         0.91      1.20      2.10     (2.46)    (0.32)
===============================================================================================
TOTAL FROM INVESTMENT OPERATIONS                 1.03      1.30      2.21     (2.34)    (0.19)
===============================================================================================
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
Net Investment Income                           (0.12)    (0.10)    (0.11)    (0.12)    (0.13)
Net Realized Gain                               (0.33)       --        --        --     (0.33)
===============================================================================================
Total Distributions                             (0.45)    (0.10)    (0.11)    (0.12)    (0.46)
===============================================================================================
Net Asset Value, End of Period               $  11.09   $ 10.51   $  9.31   $  7.21   $  9.67
===============================================================================================
TOTAL RETURN                                     9.81%    14.07%    30.86%   (24.32)%   (1.89)%
===============================================================================================
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)        $101,499   $75,189   $72,180   $46,757   $24,597
Ratio of Expenses to Average Net Assets(2)       0.93%     0.95%     0.95%     0.95%     0.95%
Ratio of Net Investment Income (Loss) to
   Average Net Assets(2)                         1.10%     1.05%     1.37%     1.44%     1.25%
Portfolio Turnover Rate                            46%       84%      130%       45%       50%
===============================================================================================
(2) Ratios before expense limitation:
    Expenses to Average Net Assets                N/A      0.99%     1.02%     1.01%     1.04%
    Net Investment Income (Loss) to Average
       Net Assets                                 N/A      1.01%     1.30%     1.38%     1.17%
-----------------------------------------------------------------------------------------------


+    Per share amount is based on average shares outstanding.

SMALL COMPANY GROWTH PORTFOLIO

                                                                YEAR ENDED DECEMBER 31,
                                             -----------------------------------------------------------
CLASS A                                        2005          2004        2003        2002       2001
--------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS
Net Asset Value, Beginning of Period         $  12.50      $  10.81    $   7.50    $  9.65    $ 10.99
--------------------------------------------------------------------------------------------------------
Income (Loss) from Investment Operations
Net Investment Income (Loss)                    (0.00)+ ++    (0.09)+     (0.09)+    (0.07)+    (0.06)
Net Realized and Unrealized Gain
   (Loss) on Investments                         1.72          2.16        3.40      (2.08)     (1.28)
========================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                 1.72          2.07        3.31      (2.15)     (1.34)
========================================================================================================
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
Net Realized Gain                               (1.33)        (0.38)         --         --      (0.00)++
--------------------------------------------------------------------------------------------------------
Redemption Fees                                  0.00++          --          --         --         --
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $  12.89      $  12.50    $  10.81    $  7.50    $  9.65
========================================================================================================
TOTAL RETURN                                    13.55%        19.17%      44.13%    (22.28)%   (12.18)%
========================================================================================================
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)        $896,204      $651,276    $299,198    $74,554    $82,300
Ratio of Expenses to Average Net Assets(1)       1.04%         1.10%       1.10%      1.10%      1.10%
Ratio of Net Investment Income (Loss)
   to Average Net Assets(1)                     (0.04)%       (0.79)%     (0.93)%    (0.82)%    (0.69)%
Portfolio Turnover Rate                            73%          111%        160%       133%       144%
--------------------------------------------------------------------------------------------------------
(1) Ratios before expense limitation:
    Expenses to Average Net Assets                N/A          1.16%       1.26%      1.22%      1.25%
    Net Investment Income (Loss) to Average
       Net Assets                                 N/A         (0.85)%     (1.09)%    (0.94)%    (0.83)%
--------------------------------------------------------------------------------------------------------


+    Per share amount is based on average shares outstanding.

++   Amount is less than $0.005 per share.

SMALL COMPANY GROWTH PORTFOLIO

                                                                YEAR ENDED DECEMBER 31,
                                             -----------------------------------------------------------
CLASS B                                        2005        2004        2003        2002        2001
--------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS
Net Asset Value, Beginning of Period         $  12.02    $  10.43    $   7.26    $   9.36    $  10.68
--------------------------------------------------------------------------------------------------------
Income (Loss) from Investment Operations
Net Investment Income (Loss)                    (0.03)+     (0.11)+     (0.10)+     (0.09)+     (0.06)
Net Realized and Unrealized Gain
   (Loss) on Investments                         1.65        2.08        3.27       (2.01)      (1.26)
========================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                 1.62        1.97        3.17       (2.10)      (1.32)
========================================================================================================
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
Net Realized Gain                               (1.33)      (0.38)         --          --       (0.00)++
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $  12.31    $  12.02    $  10.43    $   7.26    $   9.36
========================================================================================================
TOTAL RETURN                                    13.35%      18.79%      43.80%     (22.44)%    (12.35)%
========================================================================================================
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)        $808,493    $713,733    $484,136    $215,899    $184,099
Ratio of Expenses to Average Net Assets(2)       1.29%       1.35%       1.35%       1.35%       1.35%
Ratio of Net Investment Income (Loss)
   to Average Net Assets(2)                     (0.24)%     (1.02)%     (1.18)%     (1.07)%     (0.97)%
Portfolio Turnover Rate                            73%        111%        160%        133%        144%
--------------------------------------------------------------------------------------------------------
(2) Ratios before expense limitation:
    Expenses to Average Net Assets                N/A        1.41%       1.51%       1.47%       1.50%
    Net Investment Income (Loss) to Average
       Net Assets                                 N/A       (1.09)%     (1.34)%     (1.19)%     (1.12)%
--------------------------------------------------------------------------------------------------------


+    Per share amount is based on average shares outstanding.

++   Amount is less than $0.005 per share.

U.S. LARGE CAP GROWTH PORTFOLIO


                                                                                YEAR ENDED DECEMBER 31,
                                                         -----------------------------------------------------------------
CLASS A                                                    2005       2004        2003        2002         2001
--------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS
Net Asset Value, Beginning of Period                     $  16.88   $  15.74    $  12.49    $  17.29     $  20.51
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) from Investment Operations
Net Investment Income (Loss)                                 0.02+      0.09+       0.05+       0.03+        0.01
Net Realized and Unrealized Gain (Loss) on Investments       2.63       1.13        3.25       (4.80)       (3.08)
==========================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                             2.65       1.22        3.30       (4.77)       (3.07)
==========================================================================================================================
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
Net Investment Income                                       (0.04)     (0.08)      (0.05)      (0.03)          --
Net Realized Gain                                              --         --          --          --        (0.15)
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                                         (0.04)     (0.08)      (0.05)      (0.03)       (0.15)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $  19.49   $  16.88    $  15.74    $  12.49     $  17.29
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                15.72%      7.75%      26.41%#    (27.64)%     (14.97)%
==========================================================================================================================
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)                    $871,905   $554,097    $589,698    $432,207     $603,652
Ratio of Expenses to Average Net Assets(1)                   0.65%      0.77%       0.80%       0.80%        0.80%
Ratio of Net Investment Income (Loss) to Average
   Net Assets(1)                                             0.13%      0.58%       0.34%       0.21%        0.05%
Portfolio Turnover Rate                                       106%       179%        131%        143%          94%
--------------------------------------------------------------------------------------------------------------------------
(1) Ratios before expense limitation:
   Expenses to Average Net Assets                             N/A        N/A        0.82%       0.81%        0.81%
   Net Investment Income (Loss) to Average Net Assets         N/A        N/A        0.32%       0.21%        0.06%
--------------------------------------------------------------------------------------------------------------------------


+    Per share amount is based on average shares outstanding.

# In 2003, performance was positively impacted by approximately 1.34%, due to the receipt of proceeds from the settlement of class action suits involving, primarily, one of the Portfolio's holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class A shares and Class B shares would have been approximately 25.07% and 24.79%, respectively.

U.S. LARGE CAP GROWTH PORTFOLIO

                                                                               YEAR ENDED DECEMBER 31,
                                                         ------------------------------------------------------------------
CLASS B                                                    2005       2004        2003         2002          2001
---------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS
Net Asset Value, Beginning of Period                     $ 16.67    $  15.55    $  12.34    $  17.08      $  20.32
---------------------------------------------------------------------------------------------------------------------------
Income (Loss) from Investment Operations
Net Investment Income (Loss)                               (0.03)+      0.05+       0.01+      (0.00)+ ++    (0.04)
Net Realized and Unrealized Gain (Loss) on Investments      2.60        1.11        3.21       (4.74)        (3.05)
===========================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                            2.57        1.16        3.22       (4.74)        (3.09)
===========================================================================================================================
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
Net Investment Income                                      (0.03)      (0.04)      (0.01)         --            --
Net Realized Gain                                             --          --          --          --         (0.15)
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (0.03)      (0.04)      (0.01)         --         (0.15)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $ 19.21    $  16.67    $  15.55    $  12.34      $  17.08
===========================================================================================================================
TOTAL RETURN                                               15.41%       7.45%      26.13%#    (27.75)%      (15.26)%
===========================================================================================================================
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)                    $35,678    $202,893    $199,591    $156,501      $223,646
Ratio of Expenses to Average Net Assets(2)                  0.90%       1.02%       1.05%       1.05%         1.05%
Ratio of Net Investment Income (Loss) to Average
   Net Assets(2)                                           (0.17)%      0.33%       0.09%      (0.04)%       (0.22)%
Portfolio Turnover Rate                                      106%        179%        131%        143%           94%
---------------------------------------------------------------------------------------------------------------------------
(2) Ratios before expense limitation:
    Expenses to Average Net Assets                           N/A         N/A        1.07%       1.06%         1.06%
    Net Investment Income (Loss) to Average Net Assets       N/A         N/A        0.07%      (0.04)%       (0.22)%
---------------------------------------------------------------------------------------------------------------------------


+    Per share amount is based on average shares outstanding.

++   Amount is less than $0.005 per share.

# In 2003, performance was positively impacted by approximately 1.34%, due to the receipt of proceeds from the settlement of class action suits involving, primarily, one of the Portfolio's holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class A shares and Class B shares would have been approximately 25.07% and 24.79%, respectively.

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                              ADDITIONAL INFORMATION

WHERE TO FIND ADDITIONAL INFORMATION

In addition to this Prospectus, the Fund has a Statement of Additional Information ("SAI"), dated April 28, 2006, which contains additional, more detailed information about the Fund and the Portfolios. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

The Fund publishes annual and semi-annual reports ("Shareholder Reports") that contain additional information about each Portfolio's investments. In the Fund's annual report, you will find a discussion of the market conditions and the investment strategies that significantly affected each Portfolio's performance during the last fiscal year. For additional Fund information, including information regarding the investments comprising each of the Portfolios, please call the toll-free number below.

You may obtain the SAI and Shareholder Reports without charge by contacting the Fund at the toll-free number below or on our internet site at:
www.morganstanley.com/funds. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.

Information about the Fund, including the SAI, and Shareholder Reports may be obtained from the Securities and Exchange Commission in any of the following ways. (1) In person: you may review and copy documents in the Commission's Public Reference Room in Washington D.C. (for information on the operation of the Public Reference Room, call 1-202-551-8090); (2) On line: you may retrieve information from the Commission's web site at http://www.sec.gov; (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102; or (4) By e-mail: you may request documents, upon payment of a duplicating fee, by e-mailing the Securities and Exchange Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund's Investment Company Act registration number is 811-05624.

Morgan Stanley Institutional Fund, Inc.
c/o JPMorgan Investor Services Company
P.O. Box 182913
Columbus, OH 43218-2913

For Shareholder Inquiries,
call 1-800-548-7786.

Prices and Investments Results are available at www.morganstanley.com/im.

MSIEQUPRO-0506

                     MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                  P.O. BOX 2798
                        BOSTON, MASSACHUSETTS 02208-2798

                       STATEMENT OF ADDITIONAL INFORMATION

                                 APRIL 28, 2006

     Morgan Stanley Institutional Fund, Inc. (the "Fund") is a no load mutual fund consisting of 21 portfolios offering a variety of investment alternatives. Each Portfolio (with the exception of the International Small Cap, Money Market and Municipal Money Market Portfolios) offers both Class A and Class B shares. The International Small Cap, Money Market and Municipal Money Market Portfolios only offer Class A shares. This Statement of Additional Information ("SAI") sets forth information about the Fund applicable to all 21 portfolios (each a "Portfolio" and collectively the "Portfolios"). Following is a list of the
Portfolios:

GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS:
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

EMERGING MARKETS PORTFOLIO
GLOBAL FRANCHISE PORTFOLIO

GLOBAL VALUE EQUITY PORTFOLIO

INTERNATIONAL EQUITY PORTFOLIO**
INTERNATIONAL GROWTH EQUITY PORTFOLIO

INTERNATIONAL MAGNUM PORTFOLIO

INTERNATIONAL REAL ESTATE PORTFOLIO
INTERNATIONAL SMALL CAP PORTFOLIO**

MONEY MARKET PORTFOLIOS:

MONEY MARKET PORTFOLIO

MUNICIPAL MONEY MARKET PORTFOLIO

U.S. EQUITY PORTFOLIOS:

FOCUS EQUITY PORTFOLIO
LARGE CAP RELATIVE VALUE PORTFOLIO
SMALL COMPANY GROWTH PORTFOLIO*
SYSTEMATIC ACTIVE LARGE CAP CORE PORTFOLIO
SYSTEMATIC ACTIVE SMALL CAP CORE PORTFOLIO
SYSTEMATIC ACTIVE SMALL CAP GROWTH PORTFOLIO
SYSTEMATIC ACTIVE SMALL CAP VALUE PORTFOLIO
U.S. LARGE CAP GROWTH PORTFOLIO
U.S. REAL ESTATE PORTFOLIO

FIXED INCOME PORTFOLIOS:

EMERGING MARKETS DEBT PORTFOLIO

----------

     * Portfolio is currently closed to new investors.

    ** Portfolio is currently closed to new investors with certain exceptions.

     This SAI is not a prospectus, but should be read in conjunction with the Fund's prospectuses dated April 28, 2006, as they may be supplemented from time to time, which may be obtained by calling the Fund toll-free at 1-800-548-7786.

     The Fund's most recent Annual Report is a separate document supplied with this SAI and includes the Fund's audited financial statements, which are incorporated by reference into this SAI.

     Certain Portfolios are "non-diversified" and, as such, such Portfolios' investments are not required to meet certain diversification requirements under federal securities law. Compared with "diversified" funds or portfolios, each such Portfolio may invest a greater percentage of its assets in the securities of an individual corporation or governmental entity. Thus, the Portfolio's assets may be concentrated in fewer securities than other funds. A decline in the value of those investments would cause the Portfolio's overall value to decline to a greater degree. The Emerging Markets Debt, Focus Equity, International Real Estate and U.S. Real Estate Portfolios are non-diversified portfolios.

TABLE OF CONTENTS                                                   PAGE
-----------------                                                   ----
Investment Policies and Strategies                                     2
Investment Limitations                                                31
Disclosure of Portfolio Holdings                                      33
Purchase of Shares                                                    36
Redemption of Shares                                                  38
Account Policies and Features                                         40
Management of the Fund                                                41
Investment Advisory and Other Services                                50
Distribution of Shares                                                65
Brokerage Practices                                                   66
General Information                                                   69
Taxes                                                                 70
Control Persons and Principal Holders of Securities                   76
Performance Information                                               81
Financial Statements                                                  84
Appendix A Descripton of Ratings                                     A-1

                       INVESTMENT POLICIES AND STRATEGIES

     This SAI provides additional information about the investment policies and operations of the Fund and its Portfolios. Morgan Stanley Investment Management Inc. (the "Adviser" or "MSIM") acts as investment adviser to each Portfolio. Under the supervision of the Adviser, Morgan Stanley Investment Advisors Inc. ("MSIA") acts as investment sub-adviser to the Money Market and Municipal Money Market Portfolios; Morgan Stanley Investment Management Limited ("MSIM Limited") acts as investment sub-adviser to the Global Franchise, Global Value Equity, International Equity, International Real Estate, International Small Cap and International Magnum Portfolios; Morgan Stanley Investment Management Company ("MSIM Company") acts as investment sub-adviser to the Emerging Markets Portfolio, the International Magnum Portfolio and the International Real Estate Portfolio; and Morgan Stanley Asset & Investment Trust Management Co. Limited ("MSAITM") acts as investment sub-adviser to the International Magnum Portfolio (MSIA, MSIM Limited, MSIM Company and MSAITM are each referred to individually as the "Sub-Adviser" and collectively as the "Sub-Advisers"). References to the Adviser, when used in connection with its activities as investment adviser, include any Sub-Adviser acting under its supervision.

     The following tables summarize the permissible strategies and investments for each Portfolio. These tables should be used in conjunction with the investment summaries for each Portfolio contained in the Prospectus in order to provide a more complete description of such Portfolio's investment policies. More details about each investment and related risks are provided in the discussion following the tables.

GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS

                                      ACTIVE INTERNATIONAL ALLOCATION  EMERGING MARKETS  GLOBAL FRANCHISE  GLOBAL VALUE EQUITY
                                      ----------------------------------------------------------------------------------------
EQUITY SECURITIES:
  Common Stocks                                     /X/                      /X/                /X/                /X/
  Depositary Receipts                               /X/                      /X/                /X/                /X/
  Preferred Stocks                                  /X/                      /X/                /X/                /X/
  Rights                                            /X/                      /X/                /X/                /X/
  Warrants                                          /X/                      /X/                /X/                /X/
  IPOs                                              /X/                      /X/                /X/                /X/
  Convertible Securities                            /X/                      /X/                /X/                /X/
  Limited Partnerships                              /X/                      /X/                /X/                /X/
  Investment Company Securities                     /X/                      /X/                /X/                /X/
  Real Estate Investing                             /X/                      /X/                /X/                /X/
  --REITs                                           /X/                      /X/                /X/                /X/
  --Specialized Ownership Vehicles                  /X/                      /X/                /X/                /X/
FIXED INCOME SECURITIES:
  High Yield Securities                                                      /X/
  U.S. Government Securities                        /X/                      /X/                 *                  *
  Agencies                                          /X/                      /X/                 *                  *
  Corporates                                        /X/                      /X/                 *                  *
  Money Market Instruments                          /X/                      /X/                /X/                /X/
  Cash Equivalents                                  /X/                      /X/                /X/                /X/
  Mortgage Related Securities
  Repurchase Agreements                             /X/                      /X/                /X/                /X/
  Municipals
  Asset-Backed Securities
  Loan Participations and Assignments
  Temporary Investments                             /X/                      /X/                /X/                /X/
  Zero Coupons, Pay-In-Kind
    Securities or Deferred Payment
    Securities                                      /X/                      /X/
  Eurodollar and Yankee Dollar
    Obligations                                     /X/                      /X/                /X/                /X/
FOREIGN INVESTMENT:
  Foreign Equity Securities                         /X/                      /X/                /X/                /X/
  Foreign Government Fixed Income
    Securities                                      /X/                      /X/
  Foreign Corporate Fixed Income
    Securities                                      /X/                      /X/
  Emerging Market Country Securities                /X/                      /X/                /X/                /X/
  Russian Equity Securities                                                  /X/
  Foreign Currency Transactions                     /X/                      /X/                /X/                /X/
  Brady Bonds                                       /X/                      /X/                                   /X/
  Investment Funds                                  /X/                      /X/                /X/                /X/
OTHER SECURITIES:
  Loans of Portfolio Securities                     /X/                      /X/                /X/                /X/

                                      INTERNATIONAL EQUITY  INTERNATIONAL GROWTH EQUITY  INTERNATIONAL MAGNUM
                                      -----------------------------------------------------------------------
EQUITY SECURITIES:
  Common Stocks                               /X/                       /X/                      /X/
  Depositary Receipts                         /X/                       /X/                      /X/
  Preferred Stocks                            /X/                       /X/                      /X/
  Rights                                      /X/                       /X/                      /X/
  Warrants                                    /X/                       /X/                      /X/
  IPOs                                        /X/                       /X/                      /X/
  Convertible Securities                      /X/                       /X/                      /X/
  Limited Partnerships                        /X/                       /X/                      /X/
  Investment Company Securities               /X/                       /X/                      /X/
  Real Estate Investing                       /X/                       /X/                      /X/
  --REITs                                     /X/                       /X/                      /X/
  --Specialized Ownership Vehicles            /X/                       /X/                      /X/
FIXED INCOME SECURITIES:
  High Yield Securities
  U.S. Government Securities                   *                        /X/                      /X/
  Agencies                                     *                        /X/                      /X/
  Corporates                                   *                        /X/                      /X/
  Money Market Instruments                    /X/                       /X/                      /X/
  Cash Equivalents                            /X/                       /X/                      /X/
  Mortgage Related Securities                                           /X/
  Repurchase Agreements                       /X/                       /X/                      /X/
  Municipals
  Asset-Backed Securities
  Loan Participations and Assignments
  Temporary Investments                       /X/                       /X/                      /X/
  Zero Coupons, Pay-In-Kind
    Securities or Deferred Payment
    Securities                                                          /X/                      /X/
  Eurodollar and Yankee Dollar
    Obligations                               /X/                       /X/                      /X/
FOREIGN INVESTMENT:
  Foreign Equity Securities                   /X/                       /X/                      /X/
  Foreign Government Fixed Income
    Securities                                                          /X/                      /X/
  Foreign Corporate Fixed Income
    Securities                                                          /X/                      /X/
  Emerging Market Country Securities          /X/                       /X/                      /X/
  Russian Equity Securities                                             /X/
  Foreign Currency Transactions               /X/                       /X/                      /X/
  Brady Bonds                                                           /X/                      /X/
  Investment Funds                            /X/                       /X/                      /X/
OTHER SECURITIES:
  Loans of Portfolio Securities               /X/                       /X/                      /X/

                                      INTERNATIONAL REAL ESTATE  INTERNATIONAL SMALL CAP
                                      --------------------------------------------------
EQUITY SECURITIES:
  Common Stocks                                  /X/                      /X/
  Depositary Receipts                            /X/                      /X/
  Preferred Stocks                               /X/                      /X/
  Rights                                         /X/                      /X/
  Warrants                                       /X/                      /X/
  IPOs                                           /X/                      /X/
  Convertible Securities                         /X/                      /X/
  Limited Partnerships                           /X/                      /X/
  Investment Company Securities                  /X/                      /X/
  Real Estate Investing                          /X/                      /X/
  --REITs                                        /X/                      /X/
  --Specialized Ownership Vehicles               /X/                      /X/
FIXED INCOME SECURITIES:
  High Yield Securities
  U.S. Government Securities                     /X/                       *
  Agencies                                       /X/                       *
  Corporates                                     /X/                       *
  Money Market Instruments                       /X/                      /X/
  Cash Equivalents                               /X/                      /X/
  Mortgage Related Securities
  Repurchase Agreements                          /X/                      /X/
  Municipals
  Asset-Backed Securities
  Loan Participations and Assignments
  Temporary Investments                          /X/                      /X/
  Zero Coupons, Pay-In-Kind
    Securities or Deferred Payment
    Securities                                   /X/
  Eurodollar and Yankee Dollar
    Obligations                                  /X/                      /X/
FOREIGN INVESTMENT:
  Foreign Equity Securities                      /X/                      /X/
  Foreign Government Fixed Income
    Securities                                   /X/
  Foreign Corporate Fixed Income
    Securities                                   /X/
  Emerging Market Country Securities             /X/                      /X/
  Russian Equity Securities
  Foreign Currency Transactions                  /X/                      /X/
  Brady Bonds                                    /X/
  Investment Funds                               /X/                      /X/
OTHER SECURITIES:
  Loans of Portfolio Securities                  /X/                      /X/

                                      ACTIVE INTERNATIONAL ALLOCATION  EMERGING MARKETS  GLOBAL FRANCHISE  GLOBAL VALUE EQUITY
                                      ----------------------------------------------------------------------------------------
  Non-Publicly Traded Securities,
    Private Placements and
    Restricted Securities                           /X/                      /X/                /X/                /X/
  When-Issued and Delayed Delivery
    Securities                                      /X/                      /X/                /X/                /X/
  Borrowing for Investment Purposes
  Temporary Borrowing                               /X/                      /X/                /X/                /X/
  Reverse Repurchase Agreements
  Structured Investments                            /X/                      /X/                /X/                /X/
DERIVATIVES:
  Forward Foreign Currency Exchange
    Contracts                                       /X/                      /X/                /X/                /X/
  Futures Contracts                                 /X/                      /X/                /X/                /X/
  Forward Contracts                                 /X/                      /X/                /X/                /X/
  Options                                           /X/                      /X/                /X/                /X/
  Swaps, Caps Collars and Floors                    /X/                      /X/                /X/                /X/

                                      INTERNATIONAL EQUITY  INTERNATIONAL GROWTH EQUITY  INTERNATIONAL MAGNUM
                                      -----------------------------------------------------------------------
  Non-Publicly Traded Securities,
    Private Placements and
    Restricted Securities                     /X/                       /X/                      /X/
  When-Issued and Delayed Delivery
    Securities                                /X/                       /X/                      /X/
  Borrowing for Investment Purposes
  Temporary Borrowing                         /X/                       /X/                      /X/
  Reverse Repurchase Agreements
  Structured Investments                      /X/                       /X/                      /X/
DERIVATIVES:
  Forward Foreign Currency Exchange
    Contracts                                 /X/                       /X/                      /X/
  Futures Contracts                           /X/                       /X/                      /X/
  Forward Contracts                           /X/                       /X/                      /X/
  Options                                     /X/                       /X/                      /X/
  Swaps, Caps Collars and Floors              /X/                       /X/                      /X/

                                      INTERNATIONAL REAL ESTATE  INTERNATIONAL SMALL CAP
                                      --------------------------------------------------
  Non-Publicly Traded Securities,
    Private Placements and
    Restricted Securities                        /X/                      /X/
  When-Issued and Delayed Delivery
    Securities                                   /X/                      /X/
  Borrowing for Investment Purposes
  Temporary Borrowing                            /X/                      /X/
  Reverse Repurchase Agreements
  Structured Investments                         /X/                      /X/
DERIVATIVES:
  Forward Foreign Currency Exchange
    Contracts                                    /X/                      /X/
  Futures Contracts                              /X/                      /X/
  Forward Contracts                              /X/                      /X/
  Options                                        /X/                      /X/
  Swaps, Caps, Collars and Floors                /X/                      /X/

----------
  * See Money Market Instruments and Temporary Investments.

U.S. EQUITY PORTFOLIOS

                                                                                                    SYSTEMATIC ACTIVE LARGE
                                      FOCUS EQUITY  LARGE CAP RELATIVE VALUE  SMALL COMPANY GROWTH          CAP CORE
                                      -------------------------------------------------------------------------------------
EQUITY SECURITIES:
  Common Stocks                            /X/                 /X/                    /X/                      /X/
  Depositary Receipts                      /X/                 /X/                    /X/                      /X/
  Preferred Stocks                         /X/                 /X/                    /X/                      /X/
  Rights                                   /X/                 /X/                    /X/                      /X/
  Warrants                                 /X/                 /X/                    /X/                      /X/
  IPOs                                     /X/                                        /X/                      /X/
  Convertible Securities                   /X/                 /X/                    /X/                      /X/
  Limited Partnerships
  Investment Company Securities            /X/                 /X/                    /X/                      /X/
  Real Estate Investing                    /X/                 /X/                    /X/                      /X/
  --REITs                                  /X/                 /X/                    /X/                      /X/
  --Specialized Ownership Vehicles         /X/                 /X/                    /X/                      /X/
FIXED INCOME SECURITIES:
  High Yield Securities
  U.S. Government Securities               /X/                 /X/                    /X/                      /X/
  Agencies                                 /X/                 /X/                    /X/                      /X/
  Corporates                               /X/                 /X/                    /X/                      /X/
  Money Market Instruments                 /X/                 /X/                    /X/                      /X/

                                      SYSTEMATIC ACTIVE SMALL  SYSTEMATIC ACTIVE SMALL  SYSTEMATIC ACTIVE SMALL
                                              CAP CORE                CAP GROWTH                CAP VALUE
                                      -------------------------------------------------------------------------
EQUITY SECURITIES:
  Common Stocks                                  /X/                     /X/                      /X/
  Depositary Receipts                            /X/                     /X/                      /X/
  Preferred Stocks                               /X/                     /X/                      /X/
  Rights                                         /X/                     /X/                      /X/
  Warrants                                       /X/                     /X/                      /X/
  IPOs                                           /X/                     /X/                      /X/
  Convertible Securities                         /X/                     /X/                      /X/
  Limited Partnerships
  Investment Company Securities                  /X/                     /X/                      /X/
  Real Estate Investing                          /X/                     /X/                      /X/
  --REITs                                        /X/                     /X/                      /X/
  --Specialized Ownership Vehicles               /X/                     /X/                      /X/
FIXED INCOME SECURITIES:
  High Yield Securities
  U.S. Government Securities                     /X/                     /X/                      /X/
  Agencies                                       /X/                     /X/                      /X/
  Corporates                                     /X/                     /X/                      /X/
  Money Market Instruments                       /X/                     /X/                      /X/

                                      U.S. LARGE CAP GROWTH  U.S. REAL ESTATE
                                      ---------------------------------------
EQUITY SECURITIES:
  Common Stocks                                /X/                  /X/
  Depositary Receipts                          /X/                  /X/
  Preferred Stocks                             /X/                  /X/
  Rights                                       /X/                  /X/
  Warrants                                     /X/                  /X/
  IPOs                                         /X/
  Convertible Securities                       /X/                  /X/
  Limited Partnerships
  Investment Company Securities                /X/                  /X/
  Real Estate Investing                        /X/                  /X/
  --REITs                                      /X/                  /X/
  --Specialized Ownership Vehicles             /X/                  /X/
FIXED INCOME SECURITIES:
  High Yield Securities
  U.S. Government Securities                   /X/                  /X/
  Agencies                                     /X/                  /X/
  Corporates                                   /X/                  /X/
  Money Market Instruments                     /X/                  /X/

                                                                                                     SYSTEMATIC ACTIVE LARGE
                                       FOCUS EQUITY  LARGE CAP RELATIVE VALUE  SMALL COMPANY GROWTH           CAP CORE
                                       --------------------------------------------------------------------------------------
  Cash Equivalents                         /X/                 /X/                     /X/                      /X/
  Mortgage Related Securities
  Repurchase Agreements                    /X/                 /X/                     /X/                      /X/
  Municipals
  Asset-Backed Securities
  Loan Participations and Assignments
  Temporary Investments                    /X/                 /X/                     /X/                      /X/
  Zero Coupons, Pay-In-Kind Securities
    or Deferred Payment Securities         /X/                 /X/                     /X/                      /X/
  Eurodollar and Yankee Dollar
    Obligations
FOREIGN INVESTMENT:
  Foreign Equity Securities                /X/                 /X/                     /X/                      /X/
  Foreign Government Fixed Income
    Securities
  Foreign Corporate Fixed Income
    Securities
  Emerging Market Country Securities       /X/                                         /X/                      /X/
  Russian Equity Securities
  Foreign Currency Transactions            /X/                 /X/                     /X/                      /X/
  Brady Bonds
  Investment Funds                         /X/                 /X/                     /X/
OTHER SECURITIES:
  Loans of Portfolio Securities            /X/                 /X/                     /X/                      /X/
  Non-Publicly Traded Securities,
    Private Placements and Restricted
    Securities                             /X/                 /X/                     /X/                      /X/
  When-Issued and Delayed Delivery
    Securities                             /X/                 /X/                     /X/                      /X/
  Borrowing for Investment Purposes
  Temporary Borrowing                      /X/                 /X/                     /X/                      /X/
  Reverse Repurchase Agreements
  Structured Investments                   /X/                 /X/                     /X/                      /X/
DERIVATIVES:
  Forward Foreign Currency Exchange
    Contracts                              /X/                 /X/                     /X/                      /X/
  Futures Contracts                        /X/                 /X/                     /X/                      /X/
  Forward Contracts                        /X/                 /X/                     /X/
  Options                                  /X/                 /X/                     /X/                      /X/
  Swaps, Caps, Collars and Floors          /X/                 /X/                     /X/

                                       SYSTEMATIC ACTIVE SMALL  SYSTEMATIC ACTIVE SMALL  SYSTEMATIC ACTIVE SMALL
                                               CAP CORE                CAP GROWTH                CAP VALUE
                                       -------------------------------------------------------------------------
  Cash Equivalents                                /X/                     /X/                      /X/
  Mortgage Related Securities
  Repurchase Agreements                           /X/                     /X/                      /X/
  Municipals
  Asset-Backed Securities
  Loan Participations and Assignments
  Temporary Investments                           /X/                     /X/                      /X/
  Zero Coupons, Pay-In-Kind Securities
    or Deferred Payment Securities                /X/                     /X/                      /X/
  Eurodollar and Yankee Dollar
    Obligations
FOREIGN INVESTMENT:
  Foreign Equity Securities                       /X/                     /X/                      /X/
  Foreign Government Fixed Income
    Securities
  Foreign Corporate Fixed Income
    Securities
  Emerging Market Country Securities              /X/                     /X/                      /X/
  Russian Equity Securities
  Foreign Currency Transactions                   /X/                     /X/                      /X/
  Brady Bonds
  Investment Funds
OTHER SECURITIES:
  Loans of Portfolio Securities                   /X/                     /X/                      /X/
  Non-Publicly Traded Securities,
    Private Placements and Restricted
    Securities                                    /X/                     /X/                      /X/
  When-Issued and Delayed Delivery
    Securities                                    /X/                     /X/                      /X/
  Borrowing for Investment Purposes
  Temporary Borrowing                             /X/                     /X/                      /X/
  Reverse Repurchase Agreements
  Short Sales                                     /X/                     /X/                      /X/
  Structured Investments                          /X/                     /X/                      /X/
DERIVATIVES:
  Forward Foreign Currency Exchange
    Contracts                                     /X/                     /X/                      /X/
  Futures Contracts                               /X/                     /X/                      /X/
  Forward Contracts
  Options                                         /X/                     /X/                      /X/
  Swaps, Caps, Collars, and Floors

                                       U.S. LARGE CAP GROWTH  U.S. REAL ESTATE
                                       ---------------------------------------
  Cash Equivalents                              /X/                  /X/
  Mortgage Related Securities
  Repurchase Agreements                         /X/                  /X/
  Municipals
  Asset-Backed Securities
  Loan Participations and Assignments
  Temporary Investments                         /X/                  /X/
  Zero Coupons, Pay-In-Kind Securities
    or Deferred Payment Securities              /X/                  /X/
  Eurodollar and Yankee Dollar
    Obligations
FOREIGN INVESTMENT:
  Foreign Equity Securities                     /X/                  /X/
  Foreign Government Fixed Income
    Securities                                                       /X/
  Foreign Corporate Fixed Income
    Securities                                                       /X/
  Emerging Market Country Securities            /X/
  Russian Equity Securities
  Foreign Currency Transactions                 /X/                  /X/
  Brady Bonds
  Investment Funds                              /X/                  /X/
OTHER SECURITIES:
  Loans of Portfolio Securities                 /X/                  /X/
  Non-Publicly Traded Securities,
    Private Placements and Restricted
    Securities                                  /X/                  /X/
  When-Issued and Delayed Delivery
    Securities                                  /X/                  /X/
  Borrowing for Investment Purposes
  Temporary Borrowing                           /X/                  /X/
  Reverse Repurchase Agreements
  Structured Investments                        /X/                  /X/
DERIVATIVES:
  Forward Foreign Currency Exchange
    Contracts                                   /X/                  /X/
  Futures Contracts                             /X/                  /X/
  Forward Contracts                             /X/                  /X/
  Options                                       /X/                  /X/
  Swaps, Caps, Collars, and Floors              /X/                  /X/

FIXED INCOME AND MONEY MARKET PORTFOLIOS

                                                           EMERGING MARKETS DEBT  MONEY MARKET  MUNICIPAL MONEY MARKET
                                                           -----------------------------------------------------------
EQUITY SECURITIES:
  Common Stocks
  Depositary Receipts                                               /X/
  Preferred Stocks                                                  /X/

                                                           EMERGING MARKETS DEBT  MONEY MARKET  MUNICIPAL MONEY MARKET
                                                           -----------------------------------------------------------
  Rights                                                            /X/
  Warrants                                                          /X/
  Convertible Securities                                            /X/
  Limited Partnerships
  Investment Company Securities                                     /X/                /X/               /X/
  Real Estate Investing
  --REITs
  --Specialized Ownership Vehicles
FIXED INCOME SECURITIES:
  High Yield Securities                                             /X/
  U.S. Government Securities                                        /X/                /X/               /X/
  Agencies                                                          /X/                /X/               /X/
  Corporates                                                        /X/                /X/                *
  Money Market Instruments                                          /X/                /X/               /X/
  Mortgage Related Securities                                       /X/                /X/
  --MBSs                                                            /X/                /X/
  --CMOs                                                            /X/
  --SMBSs
  Repurchase Agreements                                             /X/                /X/               /X/
  Municipals                                                        /X/                /X/
  Asset-Backed Securities                                           /X/                /X/
  Loan Participations and Assignments                               /X/
  Temporary Investments                                             /X/                /X/               /X/
  Zero Coupons, Pay-In-Kind Securities or Deferred Payment          /X/                /X/               /X/
  Floaters                                                          /X/                /X/               /X/
  Inverse Floaters                                                  /X/
  Eurodollar and Yankee Dollar Obligations                          /X/
FOREIGN INVESTMENT:
  Foreign Equity Securities                                         /X/
  Foreign Government Fixed Income Securities                        /X/
  Foreign Corporate Fixed Income Securities                         /X/
  Emerging Market Country Securities                                /X/
  Russian Equity Securities
  Foreign Currency Transactions                                     /X/
  Brady Bonds                                                       /X/
  Investment Funds                                                  /X/
OTHER SECURITIES:
  Loans of Portfolio Securities                                     /X/
  Non-Publicly Traded Securities, Private Placements and
    Restricted Securities                                           /X/                /X/               /X/
  When-Issued and Delayed Delivery Securities                       /X/                /X/               /X/
  Borrowing for Investment Purposes                                 /X/
  Temporary Borrowing                                               /X/                /X/               /X/
  Reverse Repurchase Agreements                                     /X/                /X/
  Short Sales                                                       /X/
  Structured Investments                                            /X/                /X/               /X/
DERIVATIVES:
  Forward Foreign Currency Exchange Contracts                       /X/
  Futures Contracts                                                 /X/
  Forward Contracts                                                 /X/
  Options                                                           /X/
  Swaps, Caps, Collars and Floors                                   /X/

----------
  * This Portfolio may invest in certain Corporate Debt as described under Money Market Instruments and Temporary Investments.

                                EQUITY SECURITIES

     Equity securities generally represent an ownership interest in an issuer, or may be convertible into or represent a right to acquire an ownership interest in an issuer. While there are many types of equity securities, prices of all equity securities will fluctuate. Economic, political and other events may affect the prices of broad equity markets. For example, changes in inflation or consumer demand may affect the prices of equity securities generally in the United States. Similar events also may affect the prices of particular equity securities. For example, news about the success or failure of a new product may affect the price of a particular issuer's equity securities.

COMMON STOCKS. Common stocks are equity securities representing an ownership interest in a corporation, entitling the stockholder to voting rights and receipt of dividends paid based on proportionate ownership.

DEPOSITARY RECEIPTS. Depositary receipts represent an ownership interest in securities of foreign companies (an "underlying issuer") that are deposited with a depositary. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "depositary receipts"). ADRs are dollar-denominated depositary receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. ADRs also include American depositary shares. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States.

     Depositary receipts may be "sponsored" or "unsponsored." Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored depositary receipts generally bear all the costs associated with establishing unsponsored depositary receipts. In addition, the issuers of the securities underlying unsponsored depository receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts. For purposes of a Portfolio's investment policies, a Portfolio's investments in depositary receipts will be deemed to be an investment in the underlying securities, except that ADRs and other types of depositary receipts may be deemed to be issued by a U.S. issuer.

PREFERRED STOCKS. Preferred stocks are securities that evidence ownership in a corporation which pay a fixed or variable stream of dividends. Preferred stocks have a preference over common stocks in the event of the liquidation of an issuer and usually do not carry voting rights. Because preferred stocks pay a fixed or variable stream of dividends, they have many of the characteristics of a fixed-income security and are, therefore, included in both the definition of equity security and fixed-income security.

RIGHTS. Rights represent the right, but not the obligation, for a fixed period of time to purchase additional shares of an issuer's common stock at the time of a new issuance, usually at a price below the initial offering price of the common stock and before the common stock is offered to the general public. Rights are usually freely transferable. The risk of investing in a right is that the right may expire prior to the market value of the common stock exceeding the price fixed by the right.

WARRANTS. Warrants give holders the right, but not the obligation, to buy common stock of an issuer at a given price, usually higher than the market price at the time of issuance, during a specified period. Warrants are usually freely transferable. The risk of investing in a warrant is that the warrant may expire prior to the market value of the common stock exceeding the price fixed by the warrant.

IPOs. The Portfolios may purchase equity securities issued as part of, or a short period after, a company's initial public offering ("IPOs"), and may at times dispose of those securities shortly after their acquisition. A Portfolio's purchase of securities issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.

CONVERTIBLE SECURITIES. Convertible securities are securities that may be exchanged under certain circumstances for a fixed number of shares of common stock or other equity securities. Convertible securities generally represent a feature of some other type of security, such as a fixed-income security or preferred stock, so that, for example, a convertible fixed-income security would be a fixed-income security that is convertible into common stock. Convertible securities may be viewed as an investment in the current security or the security into which the convertible securities may be exchanged and, therefore, are included in both the definitions of equity security and fixed-income security. Each of the U.S., Global and International Equity Portfolios can invest up to 5% of its assets in convertible securities that have been rated below investment grade.

LIMITED PARTNERSHIPS. A limited partnership interest entitles a portfolio to participate in the investment return of the partnership's assets as defined by the agreement among the partners. As a limited partner, a portfolio generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability is not limited, a limited partner's liability generally is limited to the amount of its commitment to the partnership.

INVESTMENT COMPANY SECURITIES. Investment company securities are securities of other open-end, closed-end and unregistered investment companies, including exchange-traded funds ("ETFs"). The Investment Company Act of 1940, as amended (the "1940 Act"), generally prohibits an investment company from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of a portfolio's total assets in any one investment company, and no more than 10% in any combination of investment companies. A Portfolio may invest in investment company securities of investment companies managed by MSIM or its affiliates to the extent permitted under the 1940 Act or as otherwise authorized by the Securities and Exchange Commission (the "SEC"). To the extent a Portfolio invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company's portfolio securities, and a shareholder in any such Portfolio will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly the expenses of the purchased investment company.

     EXCHANGE TRADED FUNDS. The Portfolios may invest in shares of various ETFs, including exchange-traded index and bond funds. Exchange-traded index funds seek to track the performance of various securities indices. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bond rises and falls. The market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an investment company, the Portfolio would bear its ratable share of that entity's expenses, including its advisory and administration fees. At the same time, the Portfolio would continue to pay its own investment management fees and other expenses. As a result, the Portfolio and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

REAL ESTATE INVESTING. Investments in securities of issuers engaged in the real estate industry entail special risks and considerations. In particular, securities of such issuers may be subject to risks associated with the direct ownership of real estate. These risks include the cyclical nature of real estate values, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, increases in interest rates and other real estate capital market influences. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of a Portfolio's investments.

REITs. Certain Portfolios may invest in real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, E.G., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

     A shareholder in a Portfolio, by investing in REITs indirectly through the Portfolio, will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly, the management expenses of the underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or its failure to maintain exemption from registration under the 1940 Act.

SPECIALIZED OWNERSHIP VEHICLES. Specialized ownership vehicles pool investors' funds for investment primarily in income-producing real estate or real estate related loans or interests. Such specialized ownership vehicles in which the Portfolios may invest include property unit trusts, REITs and other similar specialized investment vehicles. Investments in such specialized ownership vehicles may have favorable or unfavorable legal, regulatory or tax implications for a Portfolio and, to the extent such vehicles are structured similarly to investment funds, a shareholder in the Portfolio will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly the expenses of the specialized ownership vehicle.

                             FIXED INCOME SECURITIES

     Fixed income securities generally represent an issuer's obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical fixed income security specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.

     Fixed income securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (E.G., conversion rights). Prices of fixed income securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest-rate risk, credit risk, prepayment risk and spread risk.

     Interest-rate risk arises due to general changes in the level of market rates after the purchase of a fixed income security. Generally, the values of fixed income securities vary inversely with changes in interest rates. During periods of falling interest rates, the values of most outstanding fixed income securities generally rise and during periods of rising interest rates, the values of most fixed income securities generally decline. While fixed income securities with longer final maturities often have higher yields than those with shorter maturities, they usually possess greater price sensitivity to changes in interest rates and other factors. Traditionally, the remaining term to maturity has been used as a barometer of a fixed income security's sensitivity to interest rate changes. This measure, however, considers only the time until the final principal payment and takes no account of the pattern or amount of principal or interest payments prior to maturity. Duration combines consideration of yield, coupon, interest and principal payments, final maturity and call (prepayment) features. Duration measures the likely percentage change in a fixed income security's price for a small parallel shift in the general level of interest rates; it is also an estimate of the weighted average life of the remaining cash flows of a fixed income security. In almost all cases, the duration of a fixed income security is shorter than its term to maturity.

     Credit risk, also known as default risk, represents the possibility that an issuer may be unable to meet scheduled interest and principal payment obligations. It is most often associated with corporate bonds, although it can be present in other fixed income securities as well (note that the market generally assumes that obligations of the U.S. Treasury are free from credit risk). Credit ratings and quantitative models attempt to measure the degree of credit risk in fixed income securities, and provide insight as to whether prevailing yield spreads afford sufficient compensation for such risk. Other things being equal, fixed income securities with high degrees of credit risk should trade in the market at lower prices (and higher yields) than fixed income securities with low degrees of credit risk.

     Prepayment risk, also known as call risk, arises due to the issuer's ability to prepay all or most of the fixed income security prior to the stated final maturity date. Prepayments generally rise in response to a decline in interest rates as debtors take advantage of the opportunity to refinance their obligations. This risk is often associated with mortgage securities where the underlying mortgage loans can be refinanced, although it can also be present in corporate or other types of bonds with call provisions. When a prepayment occurs, a Portfolio may be forced to reinvest in lower yielding fixed income securities. Quantitative models are designed to help assess the degree of prepayment risk, and provide insight as to whether prevailing yield spreads afford sufficient compensation for such risk.

     Spread risk is the potential for the value of a Portfolio's assets to fall due to the widening of spreads. Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference (or "spread") between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns or general reductions in risk tolerance.

     Economic, political and other events also may affect the prices of broad fixed income markets, although the risks associated with such events are transmitted to the market via changes in the prevailing levels of interest rates, credit risk, prepayment risk or spread risk.

FIXED INCOME VALUE INVESTING. The Adviser employs a value investing philosophy in the management of certain Portfolios. Bond prices and yields reflect implicit market forecasts regarding a variety of factors, such as inflation, economic growth, credit risk and prepayment risk, to name a few. The Adviser uses a series of quantitative models and tools to assess and help identify situations where implicit market forecasts appear to be extremely optimistic or pessimistic. The Adviser then analyzes these findings and establishes the Portfolio's interest-rate, sector and security selection positions so as to take advantage of the most attractive of these value opportunities.

INVESTMENT GRADE SECURITIES. Investment grade securities are fixed income securities rated by one or more of the rating agencies in one of the four highest rating categories at the time of purchase (E.G., AAA, AA, A or BBB by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), or Fitch Ratings ("Fitch"), or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's")) or determined to be of equivalent quality by the Adviser. Securities rated BBB or Baa represent the lowest of four levels of investment grade securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. Ratings assigned to fixed income securities represent only the opinion of the rating agency assigning the rating and are not dispositive of the credit risk associated with the purchase of a particular fixed income security. Moreover, market risk also will affect the prices of even the highest rated fixed income securities so that their prices may rise or fall even if the issuer's capacity to repay its obligations remains unchanged.

HIGH YIELD SECURITIES. High yield securities are generally considered to include fixed income securities rated below the four highest rating categories at the time of purchase (E.G., Ba through C by Moody's, or BB through D by S&P or Fitch) and unrated fixed income securities considered by the Adviser to be of equivalent quality. High yield securities are not considered investment grade and are commonly referred to as "junk bonds" or high yield, high risk securities. Investment grade securities that a Portfolio holds may be downgraded to below investment grade by the rating agencies. If a Portfolio holds a security that is downgraded, the Portfolio may choose to retain the security.

     While high yield securities offer higher yields, they also normally carry a high degree of credit risk and are considered speculative by the major credit rating agencies. High yield securities may be issued as a consequence of corporate restructuring or similar events. High yield securities are often issued by smaller, less credit worthy issuers, or by highly leveraged (indebted) issuers, that are generally less able than more established or less leveraged issuers to make scheduled payments of interest and principal. In comparison to investment grade securities, the price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuer. The values of high yield securities are more volatile and may react with greater sensitivity to market changes.

U.S. GOVERNMENT SECURITIES. U.S. Government securities refers to a variety of fixed income securities issued or guaranteed by the U.S. Government and various instrumentalities and agencies. The U.S. government securities that certain Portfolios may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government. In addition, certain Portfolios may purchase securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association ("Ginnie Mae") and the Federal Housing Administration ("FHA"). Certain of the Portfolios may also purchase securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal Home Loan Banks. Further, certain Portfolios may purchase securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System.

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     ADJUSTABLE RATE GOVERNMENT SECURITIES. Adjustable rate government securities are variable rate securities where the variable rate of interest is readjusted no less frequently than every 397 days and deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

AGENCIES. Agencies refer to fixed income securities issued or guaranteed by federal agencies and U.S. Government sponsored instrumentalities. They may or may not be backed by the full faith and credit of the U.S. Government. If they are not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank and others. Certain debt issued by Resolution Funding Corporation has both its principal and interest backed by the full faith and credit of the U.S. Treasury in that its principal is backed by U.S. Treasury zero coupon issues, while the U.S. Treasury is explicitly required to advance funds sufficient to pay interest on it, if needed. Certain agencies and instrumentalities, such as Ginnie Mae, are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Fannie Mae, are not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist them in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System, are federally chartered institutions under U.S. Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government. Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, FHA, Maritime Administration, Small Business Administration and The Tennessee Valley Authority ("TVA"). An instrumentality of the U.S. Government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Fannie Mae.

MATURITY AND DURATION MANAGEMENT. A component of the Adviser's fixed income investment strategy is maturity and duration management. The maturity and duration structure of a Portfolio investing in fixed income securities is actively managed, based upon the Adviser's assessment of the market's implied forecasts for inflation and economic growth. Adjustments to shorten portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall.

     Duration is a measure of the expected life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

     There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities generally is 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser will use sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

CORPORATES. Corporates are fixed income securities issued by private businesses. Holders, as creditors, have a prior legal claim over holders of equity securities of the issuer as to both income and assets for the principal and interest due the holder.

MONEY MARKET INSTRUMENTS. Money market instruments are high quality short-term fixed income securities. Money market instruments may include obligations of governments, government agencies, banks, corporations and special purpose entities and repurchase agreements relating to these obligations. Certain money market instruments may be denominated in a foreign currency.

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CASH EQUIVALENTS. Cash equivalents are short-term fixed income securities comprising:

(1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

     Each Portfolio may invest in obligations of U.S. banks, and in foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars). Euro and Yankee dollar investments will involve some of the same risks of investing in international securities that are discussed in various foreign investing sections of this SAI.

     A Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation and
(iii) in the case of foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other debt securities which the Portfolio may purchase.

(2) Each Portfolio (except the Money Market and Municipal Money Market Portfolios) may invest in commercial paper (see below) rated at time of purchase by one or more nationally recognized statistical rating organizations ("NRSROs") in one of their two highest categories (E.G., A-l or A-2 by S&P or Prime 1 or Prime 2 by Moody's) or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by an NRSRO (E.G., A or better by Moody's, S&P or Fitch). The Money Market Portfolio and Municipal Money Market Portfolio invest only in commercial paper (as described below) rated in the highest category;

(3) Short-term corporate obligations rated high-grade at the time of purchase by an NRSRO (E.G., A or better by Moody's, S&P or Fitch);

(4) U.S. Government obligations, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

(5) Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Fannie Mae, Federal Financing Bank, TVA and others; and

(6)    Repurchase agreements collateralized by the securities listed above.

     COMMERCIAL PAPER. Commercial paper refers to short-term fixed income securities with maturities ranging from 1 to 270 days. They are primarily issued by corporations needing to finance large amounts of receivables, but may be issued by banks and other borrowers. Commercial paper is issued either directly or through broker-dealers, and may be discounted or interest-bearing. Commercial paper is unsecured, but is almost always backed by bank lines of credit. Virtually all commercial paper is rated by Moody's or S&P.

     Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3.

     The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years;

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(7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

MORTGAGE RELATED SECURITIES. Mortgage related securities are securities that, directly or indirectly, represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities include collateralized mortgage obligations and mortgage-backed securities issued or guaranteed by agencies or instrumentalities of the U.S. Government or by private sector entities.

     MORTGAGE-BACKED SECURITIES. With mortgage-backed securities ("MBSs"), many mortgagees' obligations to make monthly payments to their lending institution are pooled together and passed through to investors. The pools are assembled by various governmental, Government-related and private organizations. A Portfolio may invest in securities issued or guaranteed by Ginnie Mae, FHLMC or Fannie Mae, private issuers and other government agencies. MBSs issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk, since private issuers may not be able to meet their obligations under the policies. If there is no guarantee provided by the issuer, a Portfolio will purchase only MBSs that at the time of purchase are rated investment grade by one or more NRSROs or, if unrated, are deemed by the Adviser to be of comparable quality.

     MBSs are issued or guaranteed by private sector originators of or investors in mortgage loans and structured similarly to governmental pass-through securities. Because private pass-throughs typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality, however, they are generally structured with one or more of the types of credit enhancement described below. Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are. FHLMC securities are supported by the FHLMC's right to borrow from the U.S. Treasury. Each of GNMA, Fannie Mae and FHLMC guarantees timely distributions of interest to certificate holders. Each of GNMA and Fannie Mae also guarantees timely distributions of scheduled principal. Although FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan, FHLMC now issues MBSs (FHLMC Gold PCS) that also guarantee timely payment of monthly principal reductions. Resolution Funding Corporation ("REFCORP") obligations are backed, as to principal payments, by zero coupon U.S. Treasury bonds and, as to interest payments, ultimately by the U.S. Treasury.

     There are two methods of trading MBSs. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical MBS transaction, called a TBA (To Be Announced) transaction, in which the type of MBS to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement are announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through MBSs are traded on a TBA basis. See also "Leverage Risk."

     Like fixed income securities in general, MBSs will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of MBSs held by a Portfolio may be lengthened. As average life extends, price volatility generally increases. This extension of average life causes the market price of the MBSs to decrease further when interest rates rise than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of the average life movement could be and to calculate the effect that it will have on the price of the MBS. In selecting MBSs, the Adviser looks for those that offer a higher yield to compensate for any variation in average maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories. A Portfolio may invest, without limit, in MBSs issued by private issuers when the Adviser deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. The Portfolios will purchase securities issued by private issuers that are rated investment grade at the time of purchase by Moody's, Fitch or S&P or are deemed by the Adviser to be of comparable investment quality.

     FANNIE MAE CERTIFICATES. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of Fannie Mae are not backed by the full faith and credit of the U.S. Government.

     Each Fannie Mae certificate represents a pro rata interest in one or more pools of mortgage loans insured by the FHA under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the

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Department of Veteran Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans") or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate and adjustable mortgage loans secured by multi-family projects.

     FREDDIE MAC CERTIFICATES. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. Government.

     Freddie Mac certificates represent a pro rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to-four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

     GINNIE MAE CERTIFICATES. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal and interest on certificates that are based on and backed by a pool of FHA Loans, VA Loans or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

     Each Ginnie Mae certificate represents a pro rata interest in one or more of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multi-family residential properties under construction; (vi) mortgage loans on completed multi-family projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one to four-family housing units.

     COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations ("CMOs") are debt obligations or multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. They are backed by mortgage-backed securities (discussed above) or whole loans (all such assets, the "Mortgage Assets") and are evidenced by a series of bonds or certificates issued in multiple classes. Each class of a CMO, often referred to as a "tranche," may be issued with a specific fixed or floating coupon rate and has a stated maturity or final scheduled distribution date. The principal and interest on the underlying Mortgage Assets may be allocated among the several classes of a series of CMOs in many ways. Interest is paid or accrues on CMOs on a monthly, quarterly or semi-annual basis.

     CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. CMOs that are issued by private sector entities and are backed by assets lacking a guarantee of an entity having the credit status of a governmental agency or instrumentality are generally structured with one or more types of credit enhancement as described below. An issuer of CMOs may elect to be treated for federal income tax purposes as a Real Estate Mortgage Investment Conduit (a "REMIC"). An issuer of CMOs issued after 1991 must elect to be treated as a REMIC or it will be taxable as a corporation under rules regarding taxable mortgage pools.

     The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to prevailing market yields on Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a

                                       14
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CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final scheduled distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile. In addition, some inverse floating rate obligation CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of these CMOs is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying Mortgage Assets.

     Included within the category of CMOs are PAC Bonds. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments, provided that, among other things, the actual prepayment experience on the underlying Mortgage Assets falls within a predefined range. If the actual prepayment experience on the underlying Mortgage Assets is faster or slower than the predefined range or if deviations from other assumptions occur, payments on the PAC Bond may be earlier or later than predicted and the yield may rise or fall. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risk of prepayment than are other types of mortgage related securities.

     STRIPPED MORTGAGE-BACKED SECURITIES. Stripped Mortgage-Backed Securities ("SMBSs") are multi-class mortgage securities issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. In some cases, one class will receive all of the interest ("interest-only" or "IO class"), while the other class will receive all of the principal ("principal-only" or "PO class"). IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of repayment decreases. The yield to maturity on IO classes and PO classes is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and significant changes in the rate of principal repayments will have a corresponding effect on the SMBSs' yield to maturity.

     CREDIT ENHANCEMENT. Mortgage related securities are often backed by a pool of assets representing the obligations of a number of parties. To lessen the effect of failure by obligors on underlying assets to make payments, these securities may have various types of credit support. Credit support falls into two primary categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection generally refers to the provision of advances, typically by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties (referred to herein as "third party credit support"), through various means of structuring the transaction or through a combination of such approaches.

     The ratings of mortgage related securities for which third party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could decline in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

     Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal and interest thereon, with defaults on the underlying assets being borne first by the holders of the most subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each security is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which a Portfolio purchases a security or basket of securities and simultaneously commits to resell that security or basket to the seller (a bank, broker or dealer) at a mutually agreed upon date and price. The resale price reflects the purchase price plus an agreed upon

                                       15
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market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. Repurchase agreements may be viewed as a fully collateralized loan of money by the Portfolio to the seller at a mutually agreed upon rate and price. The term of these agreements is usually from overnight to one week, and never exceeds one year. Repurchase agreements with a term of over seven days are considered illiquid.

     In these transactions, the Portfolio receives as collateral securities that have a market value at least equal to the purchase price (including accrued interest) of the repurchase agreement, and this value is maintained during the term of the agreement. These securities are held by the Fund's custodian or an approved third party for the benefit of the Portfolio until repurchased. Repurchase agreements permit a Portfolio to remain fully invested while retaining overnight flexibility to pursue investments of a longer-term nature. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio's realization upon the collateral may be delayed or limited.

     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Portfolios follow procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well capitalized and well established financial institutions, whose financial condition will be continually monitored by the Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price which consists of the acquisition price paid to the seller of the securities plus the accrued resale premium, which is determined as the amount specified in the repurchase agreement or the daily amortization of the difference between the acquisition price and the resale price specified in the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Portfolios will seek to liquidate such collateral. However, the exercising of the Portfolio's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Portfolio could suffer a loss. In addition, certain Portfolios may invest in repurchase agreements backed by non-governmental collateral; certain Portfolios may invest in repurchase agreements that are backed by money market instruments or high grade corporate bonds entered into only on an overnight basis and only with approved broker-dealers. Such repurchase agreements may be subject to the automatic stay provision of the Bankruptcy Code, and may result in the inability of a Portfolio to immediately liquidate the collateral in the event of default or bankruptcy by the seller.

     Pursuant to an order issued by the SEC, the Portfolios may pool their daily uninvested cash balances in order to invest in repurchase agreements on a joint basis with other investment companies advised by the Adviser. By entering into repurchase agreements on a joint basis, the Portfolios expect to incur lower transaction costs and potentially obtain higher rates of interest on such repurchase agreements. Each Portfolio's participation in the income from jointly purchased repurchase agreements will be based on that Portfolio's percentage share in the total repurchase agreement. See also "Leverage Risk."

MUNICIPALS. Municipal securities are fixed income securities issued by local, state and regional governments that provide interest income which is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income tax. Industrial development bonds are issued by, or on behalf of, public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewage works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

     The two principal classifications of municipal bonds are "general obligation" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues.

     Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies, include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and short-term discount notes.

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     Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. Municipal notes include bond anticipation notes, revenue anticipation notes and tax and revenue anticipation notes. These are short-term debt obligations issued by state and local governments to aid cash flows while waiting for taxes or revenue to be collected, at which time the debt is retired. Other types of municipal notes in which the Portfolio may invest are construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes and similar instruments.

     Municipal bonds generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal bonds may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

     Note obligations with demand or put options may have a stated maturity in excess of one year, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay at its discretion the outstanding principal of the note plus accrued interest upon a specific number of days' notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as the prime lending rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. Each note purchased by the Portfolios will meet the quality criteria set out in the Prospectus for the Portfolios.

     The yields of municipal bonds depend on, among other things, general money market conditions, conditions in the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's and S&P represent their opinions of the quality of the municipal bonds rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon, but with different ratings, may have the same yield. It will be the responsibility of the Adviser to appraise independently the fundamental quality of the bonds held by the Portfolios.

     Municipal bonds are sometimes purchased on a "when-issued" or "delayed-delivery" basis, which means the Portfolio has committed to purchase certain specified securities at an agreed upon price when they are issued. The period between commitment date and issuance date can be a month or more. It is possible that the securities will never be issued and the commitment canceled.

     From time to time proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of the Portfolios to achieve their investment objectives. In that event, the Fund's Directors and officers would reevaluate investment objectives and policies and consider recommending to shareholders changes in such objectives and policies.

     Similarly, from time to time proposals have been introduced before state and local legislatures to restrict or eliminate the state and local income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of a Portfolio to achieve its investment objective. In that event, the Fund's Directors and officers would reevaluate investment objectives and policies and consider recommending to shareholders changes in such objectives and policies.

     The Portfolios eligible to purchase municipal bonds may also purchase bonds the income on which is subject to the alternative minimum tax ("AMT bonds"). AMT bonds are tax-exempt private activity bonds issued after August 7, 1986, the proceeds of which are directed, at least in part, to private, for-profit organizations. While the income from AMT bonds is exempt from regular federal income tax, it is a tax preference item in the calculation of the alternative minimum tax. The alternative minimum tax is a special separate tax that applies to some taxpayers who have certain adjustments to income or tax preference items.

     LEASE OBLIGATIONS. Included within the revenue bonds category, as noted above, are participations in lease obligations or installment purchase contracts (hereinafter collectively called "lease obligations") of municipalities. State and local governments, agencies or authorities issue lease obligations to acquire equipment and facilities. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases, and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer), have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the

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issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

     In addition, lease obligations represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional municipal obligations, and, as a result, certain of such lease obligations may be considered illiquid securities. To determine whether or not a Portfolio will consider such securities to be illiquid (and subject to each Portfolio's limitation on investing in illiquid securities), the Fund's Board of Directors has established guidelines to be utilized by the Portfolios in determining the liquidity of a lease obligation. The factors to be considered in making the determination include 1) the frequency of trades and quoted prices for the obligation; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

ASSET-BACKED SECURITIES. Asset-backed securities are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt. Credit support for asset-backed securities may be based on the underlying assets and/or provided by a third party through credit enhancements. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over-collateralization.

     Asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

     There may be a limited secondary market for certain of the asset-backed securities in which the Fund invests.

LOAN PARTICIPATIONS AND ASSIGNMENTS. Loan participations are interests in loans or other direct debt instruments ("Loans") relating to amounts owed by a corporate, governmental or other borrower to another party. Loans may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables), or to other parties ("Lenders") and may be fixed rate or floating rate. Loans also may be arranged through private negotiations between an issuer of sovereign debt obligations and Lenders.

     A Portfolio's investments in Loans may be in the form of a participation in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. In the case of a Participation, a Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of an insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of a Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. A

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Portfolio will acquire Participations only if the Lender interpositioned between a Portfolio and the borrower is determined by the Adviser to be creditworthy.

     When a Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for Loan Participations and Assignments, it is likely that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet a Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Loan Participations and Assignments also may make it more difficult for a Portfolio to assign a value to these securities for purposes of valuing a Portfolio's securities and calculating its net asset value.

     Loan Participations and Assignments involve a risk of loss in case of default or insolvency of the borrower. In addition, they may offer less legal protection to a Portfolio in the event of fraud or misrepresentation and may involve a risk of insolvency of the Lender. Certain Loan Participations and Assignments may also include standby financing commitments that obligate the investing Portfolio to supply additional cash to the borrower on demand. Participations involving emerging market country issuers may relate to Loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to Lenders that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Such Loan Participations and Assignments present additional risk of default or loss.

TEMPORARY INVESTMENTS. When the Adviser believes that changes in economic, financial or political conditions make it advisable, each Portfolio may invest up to 100% of its assets in cash and certain short- and medium-term fixed income securities for temporary defensive purposes. These temporary investments may consist of obligations of the U.S. or foreign governments, their agencies or instrumentalities; money market instruments; and instruments issued by international development agencies.

ZERO COUPONS, PAY-IN-KIND SECURITIES OR DEFERRED PAYMENT SECURITIES. Zero coupon, pay-in-kind and deferred payment securities are all types of fixed income securities on which the holder does not receive periodic cash payments of interest or principal. Generally, these securities are subject to greater price volatility and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular intervals. Although a Portfolio will not receive cash periodic coupon payments on these securities, the Portfolio may be deemed to have received interest income, or "phantom income" during the life of the obligation. The Portfolio may have to pay taxes on this phantom income, although it has not received any cash payment.

     ZERO COUPONS. Zero coupons are fixed income securities that do not make regular interest payments. Instead, zero coupons are sold at a discount from their face value. The difference between a zero coupon's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. For tax purposes, a portion of this imputed interest is deemed as income received by zero coupon bondholders each year. Each Portfolio intends to pass along such interest as a component of the Portfolio's distributions of net investment income.

     Zero coupons may offer investors the opportunity to earn a higher yield than that available on ordinary interest-paying obligations of similar credit quality and maturity. However, zero coupon prices may also exhibit greater price volatility than ordinary fixed income securities because of the manner in which their principal and interest are returned to the investor. Zero coupon treasury bonds are sold under a variety of different names, including Certificate of Accrual on Treasury Securities ("CATS"), Treasury Receipts ("TRS"), Separate Trading of Registered Interest and Principal of Securities ("STRIPS") and Treasury Investment Growth Receipts ("TIGERS").

     PAY-IN-KIND SECURITIES. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities.

     DEFERRED PAYMENT SECURITIES. Deferred payment securities are securities that remain zero coupons until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

FLOATERS. Floaters are fixed income securities with a rate of interest that varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floating or variable rate obligations may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floating or variable rate obligations represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Investment."

INVERSE FLOATERS. Inverse floating rate obligations ("inverse floaters") are fixed income securities that have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater CMOs exhibit greater price volatility than the majority of other mortgage-related securities. Some inverse floater CMOs are extremely sensitive to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying mortgage assets.

EURODOLLAR AND YANKEE DOLLAR OBLIGATIONS. The Portfolios may invest in Eurodollar and Yankee dollar obligations, which are fixed income securities. Eurodollar and Yankee dollar obligations include time deposits, which are non-negotiable deposits maintained in a bank for a specified period of time at a stated interest rate. The Eurodollar obligations may include bonds issued and denominated in euros (the new currency implemented on January 1, 1999 by the countries participating in the EMU). Eurodollar obligations may be issued by government and corporate issuers in Europe. Yankee bank obligations, which include time deposits and certificates of deposit, are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar bank obligations, which include time deposits and certificates of deposit, are U.S. dollar-denominated obligations issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. The Portfolios may consider Yankee dollar obligations to be domestic securities for purposes of their investment policies.

     Eurodollar and Yankee dollar obligations are subject to the same risks as domestic issues, notably credit risk, market risk and liquidity risk. However, Eurodollar (and to a limited extent, Yankee dollar) obligations are also subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

                               FOREIGN INVESTMENT

     Investing in foreign securities involves certain special considerations which are not typically associated with investing in the equity securities or fixed income securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers are generally less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic developments which could affect U.S. investments in those countries. The costs of investing in foreign countries frequently is higher than the costs of investing in the United States. Although the Adviser endeavors to achieve the most favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

     Investments in securities of foreign issuers generally are denominated in foreign currencies. Accordingly, the value of a Portfolio's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. A Portfolio may incur costs in connection with conversions between various currencies.

     Certain foreign governments may levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. The Portfolios may be able to claim a credit for U.S. tax purposes with respect to any such foreign taxes.

     The Adviser considers an issuer to be from a particular country or geographic region if (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in that country or geographic region. By applying these tests, it is possible that a particular company could be deemed to be from more than one country or geographic region.

FOREIGN EQUITY SECURITIES. Foreign equity securities are equity securities of an issuer in a country other than the United States.

FOREIGN GOVERNMENT FIXED INCOME SECURITIES. Foreign government fixed income securities are fixed income securities issued by a government other than the U.S. government or government-related issuer in a country other than the United States.

FOREIGN CORPORATE FIXED INCOME SECURITIES. Foreign corporate fixed income securities are fixed income securities issued by a private issuer in a country other than the United States.

EMERGING MARKET COUNTRY SECURITIES. An emerging market country security is one issued by a foreign government or private issuer that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets or (iii) it is organized under the laws of, or has a principal office in, an emerging market country.

     Emerging market describes any country which is generally considered to be an emerging or developing country by major organizations in the international financial community, such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

     The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

     Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market countries, and the extent of foreign investment in certain fixed income securities and domestic companies may be subject to limitation in other emerging market countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

     Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. Emerging market countries also pose the risk of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could adversely affect the economies of such countries or the value of a Portfolio's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

     Portfolios that invest in emerging markets may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

RUSSIAN EQUITY SECURITIES. The registration, clearing and settlement of securities transactions involving Russian issuers are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of equity securities in Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a Portfolio could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by Russian law to employ an independent registrar, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent a Portfolio from investing in the securities of certain Russian companies deemed suitable by the Adviser and could cause a delay in the sale of Russian Securities by the Portfolio if the company deems a purchaser unsuitable, which may expose the Portfolio to potential loss on its investment.

     In light of the risks described above, a Portfolio will not invest in the equity securities of a Russian company unless that issuer's registrar has entered into a contract with the Fund's sub-custodian containing certain protective conditions, including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Portfolio. This requirement will likely have the effect of precluding investments in certain Russian companies that a Portfolio would otherwise make.

FOREIGN CURRENCY TRANSACTIONS. The U.S. dollar value of the assets of the Portfolios, to the extent they invest in securities denominated in foreign currencies, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolios may incur costs in connection with conversions between various currencies. The Portfolios may conduct their foreign currency exchange transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market. The Portfolios also may manage their foreign currency transactions by entering into forward foreign currency exchange contracts to purchase or sell foreign currencies or by using other instruments and techniques described under "Derivatives" below.

     Under normal circumstances, consideration of the prospect for changes in the values of currency will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to use such derivative products when it determines that it is in the best interests of a Portfolio. It may not be practicable to hedge foreign currency risk in all markets, particularly emerging markets.

     FOREIGN CURRENCY WARRANTS. Portfolios may invest in foreign currency warrants, which entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the U.S., in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.


     Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (E.G., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges.

     Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (I.E., the difference between the current market value and the exercise value of the warrants), and, in the case where the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants.

     Foreign currency warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

     PRINCIPAL EXCHANGE RATE LINKED SECURITIES. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (I.E., at relatively higher interest rates if the purchaser has assumed some foreign currency risk).

BRADY BONDS. Brady Bonds are fixed income securities that are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. A Portfolio will invest in Brady Bonds only if they are consistent with the Portfolio's quality specifications. However, Brady Bonds should be viewed as speculative in light of the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.

INVESTMENT FUNDS. Some emerging market countries have laws and regulations that currently preclude direct investment or make it undesirable to invest directly in the securities of their companies. However, indirect investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through investment funds that have been specifically authorized. A Portfolio may invest in these Investment Funds subject to the provisions of the 1940 Act, as applicable, and other applicable laws.

                                OTHER SECURITIES


LOANS OF PORTFOLIO SECURITIES. Each Portfolio may lend its portfolio securities to brokers, dealers, banks and other institutional investors. By lending its portfolio securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Portfolios employ an agent to implement the securities lending program and the agent receives a fee from the Portfolios for its services. A Portfolio will not lend more than 33 1/3% of the value of its total assets.

     Each Portfolio may lend its portfolio securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (I.E., the borrower "marks to market" on a daily basis); (iii) the loan be made subject to termination by the Portfolio at any time; and (iv) the Portfolio receive a reasonable return on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but the Portfolio will retain the right to call any security in anticipation of a vote that the Adviser deems material to the security on loan.

     There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities. However, loans will be made only to borrowers deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the income which can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors. Each Portfolio loaning securities also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

NON-PUBLICLY TRADED SECURITIES, PRIVATE PLACEMENTS AND RESTRICTED SECURITIES. The Portfolios may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed and restricted securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, a Portfolio may be required to bear the expenses of registration.

     As a general matter, a Portfolio may not invest more than 15% (10% for the Money Market and Municipal Money Market Portfolios) of its net assets in illiquid securities, such as securities for which there is not a readily available secondary market or securities that are restricted from sale to the public without registration. However, certain Restricted Securities can be offered and sold to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act") ("Rule 144A Securities"), and may be deemed to be liquid under guidelines adopted by the Fund's Board of Directors. The Portfolios may invest without limit in liquid Rule 144A Securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

BORROWING FOR INVESTMENT PURPOSES. Borrowing for investment purposes creates leverage which is a speculative characteristic. Portfolios authorized to borrow will do so only when the Adviser believes that borrowing will benefit the Portfolio after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed funds. Borrowing by a Portfolio will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Leverage that results from borrowing will magnify declines as well as increases in a Portfolio's net asset value per share and net yield. Each Portfolio that engages in borrowing expects that all of its borrowing will be made on a secured basis. The Portfolio will either segregate the assets securing the borrowing for the benefit of the lenders or arrangements will be made with a suitable sub-custodian. If assets used to secure the borrowing decrease in value, a Portfolio may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.

TEMPORARY BORROWING. Each Portfolio is permitted to borrow from banks in an amount up to 10% of its total assets for extraordinary or emergency purposes, except that the Emerging Markets Debt Portfolio may borrow in accordance with fundamental investment limitation number (5) below. For example, the Portfolios may borrow for temporary defensive purposes or to meet shareholder redemptions when the Adviser believes that it would not be in the best interests of a Portfolio to liquidate portfolio holdings. Each Portfolio (other than the Emerging Markets Debt Portfolio) will not purchase additional securities while temporary borrowings exceed 5% of its total assets.

     The Board of Directors of the Fund has approved procedures whereby the Portfolios together with other investment companies advised by the Adviser or its affiliates may enter into a joint line of credit arrangement with a bank. Each Portfolio would be liable only for its own temporary borrowings under the joint line of credit arrangements.

LEVERAGE RISK. Certain transactions may give rise to a form of leverage. To mitigate leveraging risk, the Portfolios will earmark liquid assets or establish a segregated account or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's portfolio securities.

REVERSE REPURCHASE AGREEMENTS. Under a reverse repurchase agreement, a Portfolio sells a security and promises to repurchase that security at an agreed upon future date and price. The price paid to repurchase the security reflects interest accrued during the term of the agreement. The Portfolio will earmark cash or liquid assets or establish a segregated account holding cash and other liquid assets in an amount not less than the purchase obligations of the agreement. Reverse repurchase agreements may be viewed as a speculative form of borrowing called leveraging. A Portfolio may invest in reverse repurchase agreements if (i) interest earned from leveraging exceeds the interest expense of the original reverse repurchase transaction and (ii) proceeds from the transaction are not invested for longer than the term of the reverse repurchase agreement.

SHORT SELLING. A short sale is a transaction in which a Portfolio sells securities that it owns or has the right to acquire at no added cost (I.E., "against the box") or does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the Portfolio arranges through a broker to borrow the securities and, in so doing, the Portfolio becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Portfolio intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Portfolio makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Portfolio replaces the borrowed securities. The Portfolio may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

     The Portfolio's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or other liquid securities. In addition, the Portfolio will earmark cash or liquid assets or place in a segregated account an amount of cash or other liquid assets equal to the difference, if any, between (i) the current market value of the securities sold at the time they were sold short, and (ii) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale. This amount will be adjusted daily to reflect changes in the value of the securities sold short. A Portfolio also can cover its obligations by owning another security (such as a call option) giving it the right to obtain the same kind and amount of the security it sold short. Short sales by the Portfolio involve certain risks and special considerations. If the Adviser incorrectly predicts that the price of the borrowed security will decline, the Portfolio will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

STRUCTURED INVESTMENTS. Each Portfolio may invest in structured investments. Structured investments are securities that are convertible into, or the value of which is based upon the value of, other fixed income or equity securities or indices upon certain terms and conditions. The amount a Portfolio receives when it sells a structured investment or at maturity of a structured investment is not fixed, but is based on the price of the underlying security or index. Particular structured investments may be designed so that they move in conjunction with or differently from their underlying security or index in terms of price and volatility. It is impossible to predict whether the underlying index or price of the underlying security will rise or fall, but prices of the underlying indices and securities (and, therefore, the prices of structured investments) will be influenced by the same types of political and economic events that affect particular issuers of fixed income and equity securities and capital markets generally. Structured investments also may trade differently from their underlying securities. Structured investments generally trade on the secondary market, which is fairly developed and liquid. However, the market for such securities may be shallow compared to the market for the underlying securities or the underlying index. Accordingly, periods of high market volatility may affect the liquidity of structured investments, making high volume trades possible only with discounting.

     Structured investments are a relatively new innovation and may be designed to have various combinations of equity and fixed income characteristics. The following sections describe four of the more common types of structured investments that each Portfolio may invest in. The Portfolios may invest in other structured investments, including those that may be developed in the future, to the extent that the structured investments are otherwise consistent with a Portfolio's investment objective and policies.

     PERCS. Preferred Equity Redemption Cumulative Stock ("PERCS") technically is preferred stock with some characteristics of common stock. PERCS are mandatorily convertible into common stock after a period of time, usually three years, during which the investors' capital gains are capped, usually at 30%. Commonly, PERCS may be redeemed by the issuer at any time or if the issuer's common stock is trading at a specified price level or better. The redemption price starts at the beginning of the PERCS duration period at a price that is above the cap by the amount of the extra dividends the PERCS holder is entitled to receive relative to the common stock over the duration of the PERCS and declines to the cap price shortly before maturity of the PERCS. In exchange for having the cap on capital gains and giving the issuer the option to redeem the PERCS at any time or at the specified common stock price level, a Portfolio may be compensated with a substantially higher dividend yield than that on the underlying common stock. Investors that seek current income find PERCS attractive because PERCS provide a high dividend income than that paid with respect to a company's common stock.

     ELKS. Equity-Linked Securities ("ELKS") differ from ordinary debt securities, in that the principal amount received at maturity is not fixed but is based on the price of the issuer's common stock. ELKS are debt securities commonly issued in fully registered form for a term of three years under an indenture trust. At maturity, the holder of ELKS will be entitled to receive a principal amount equal to the lesser of a cap amount, commonly in the range of 30% to 55% greater than the current price of the issuer's common stock, or the average closing price per share of the issuer's common stock, subject to adjustment as a result of certain dilution events, for the 10 trading days immediately prior to maturity. Unlike PERCS, ELKS are commonly not subject to redemption prior to maturity. ELKS usually bear interest during the three-year term at a substantially higher rate than the dividend yield on the underlying common stock. In exchange for having the cap on the return that might have been received as capital gains on the underlying common stock, a Portfolio may be compensated with the higher yield, contingent on how well the underlying common stock does. Investors that seek current income, find ELKS attractive because ELKS provide a higher dividend income than that paid with respect to a company's common stock. The return on ELKS depends on the creditworthiness of the issuer of the securities, which may be the issuer of the underlying securities or a third party investment banker or other lender. The creditworthiness of such third party issuer of ELKS may, and often does, exceed the creditworthiness of the issuer of the underlying securities. The advantage of using ELKS over traditional equity and debt securities is that the former are income producing vehicles that may provide a higher income than the dividend income on the underlying equity securities while allowing some participation in the capital appreciation of the underlying equity securities. Another advantage of using ELKS is that they may be used for hedging to reduce the risk of investing in the generally more volatile underlying equity securities.

     LYONs. Liquid Yield Option Notes ("LYONs") differ from ordinary debt securities, in that the amount received prior to maturity is not fixed but is based on the price of the issuer's common stock. LYONs are zero-coupon notes that sell at a large discount from face value. For an investment in LYONs, the Portfolio will not receive any interest payments until the notes mature, typically in 15 to 20 years, when the notes are redeemed at face, or par, value. The yield on LYONs, typically, is lower-than-market rate for debt securities of the same maturity, due in part to the fact that the LYONs are convertible into common stock of the issuer at any time at the option of the holder of the LYONs. Commonly, the LYONs are redeemable by the issuer at any time after an initial period or if the issuer's common stock is trading at a specified price level or better or, at the option of the holder, upon certain fixed dates. The redemption price typically is the purchase price of the LYONs plus accrued original issue discount to the date of redemption, which amounts to the lower-than-market yield. A Portfolio will receive only the lower-than-market yield unless the underlying common stock increases in value at a substantial rate. LYONs are attractive to investors when it appears that they will increase in value due to the rise in value of the underlying common stock.

     STRUCTURED NOTES. Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based upon the movement of one or more "factors." These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR), referenced bonds and stock indices, such as the S&P 500. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. Structured notes may be designed to have particular quality and maturity characteristics and may vary from money market quality to below investment grade. Depending on the factor used and the use of multipliers or deflators, however, changes in interest rates and movement of the factor may cause significant price fluctuations or may cause particular structured notes to become illiquid. The Portfolios will use structured notes to tailor their investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

                                   DERIVATIVES

     Certain Portfolios are permitted to utilize various exchange-traded and over-the-counter derivative instruments and derivative securities, both for hedging and non-hedging purposes. Permitted derivative products include, but are not limited to futures contracts ("futures"); forward contracts ("forwards"); options; swaps, caps, collars and floors; structured notes; and other derivative products yet to be developed, so long as these new products are used in a manner consistent with the objectives of the Portfolios. These derivative products may be based on a wide variety of underlying rates, indices, instruments, securities and other products, such as interest rates, foreign currencies, foreign and domestic fixed income and equity securities, groups or "baskets" of securities and securities indices (for each derivative product, the "underlying"). Each Portfolio will limit its use of forward foreign currency exchange contracts and other derivative products for non-hedging purposes to 33 1/3% of its total assets, measured by the aggregate notional amount of outstanding derivative products.

     The term hedging, generally, means that a Portfolio is using a derivative product as a way to reduce or limit risk. For example, a Portfolio may hedge in order to limit the effects of a change in the value of a particular foreign currency versus the U.S. dollar or a Portfolio could use a portion of its cash to buy securities futures in order to hedge the risk of not being fully invested. The Portfolios also may use certain complex hedging techniques. For example, a Portfolio may use a type of hedge known as a cross hedge or a proxy hedge, where the Portfolio hedges the risk associated with one underlying by purchasing or selling a derivative product with an underlying that is different. There is no limit on the use of forward foreign currency exchange contracts or other derivative products for hedging purposes.

     The Portfolios may use derivative products under a number of different circumstances to further their investment objectives. For example, a Portfolio may purchase derivatives to gain exposure to a market or currency quickly in response to changes in the Portfolio's investment strategy, upon the inflow of investable cash or when the derivative provides greater liquidity than the underlying market. A Portfolio may also use derivatives when it is restricted from directly owning the "underlying" or when derivatives provide a pricing advantage or lower transaction costs. The Portfolios also may purchase combinations of derivatives in order to gain exposure to an investment in lieu of actually purchasing such investment. Derivatives may also be used by a Portfolio for hedging or risk management purposes and in other circumstances when the Adviser believes it advantageous to do so consistent with the Portfolio's investment objectives and policies. Except under circumstances where a segregated account is not required under the 1940 Act or the rules adopted thereunder, the Portfolio will earmark cash or liquid assets or place them in a segregated account in an amount necessary to cover the Portfolio's obligations under such derivative transactions.

     The use of derivative products is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolios will be less favorable than it would have been if these investment techniques had not been used.

     Some of the derivative products in which the Portfolios may invest and some of the risks related thereto are described in further detail below.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACT. Forward foreign currency exchange contracts are derivatives which may be used to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Such contracts do not eliminate fluctuations caused by changes in the local currency prices of the securities, but rather, they establish an exchange rate at a future date. Also, although such contracts can minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized.

     A Portfolio may use currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies (transaction hedge) or to lock in the U.S. dollar value of portfolio positions (position hedge). In addition, the Portfolios may cross hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or expects to have portfolio exposure. Portfolios may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. A Portfolio's entry into forward foreign currency exchange contract, as well as any use of cross or proxy hedging techniques will generally require the Portfolio to hold liquid securities or cash equal to the Portfolio's obligations in a segregated account throughout the duration of the contract.

     A Portfolio may also combine forward foreign currency exchange contracts with investments in securities denominated in other currencies in order to achieve desired equity, credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing foreign equity or bond, a Portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a forward foreign currency exchange contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, a Portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the equity return or credit quality of the U.S. dollar-denominated security.

     Forward foreign currency exchange contracts are not traded on contract markets regulated by the SEC or the Commodity Futures Trading Commission (the "CFTC"). They are traded through financial institutions acting as market-makers. Portfolios that trade forward foreign currency exchange contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with them.

     Forward foreign currency exchange contracts may be traded on foreign exchanges. These transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

     Currency hedging strategies involve certain other risks as well. There is a risk in adopting a transaction hedge or position hedge to the extent that the value of a security denominated in foreign currency is not exactly matched with a Portfolio's obligation under the forward foreign currency exchange contract. On the date of maturity, a Portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so. For proxy hedges, cross hedges or a synthetic position, there is an additional risk in that these transactions create residual foreign currency exposure. When a Portfolio enters into a forward foreign currency exchange contract for purposes of creating a position hedge, transaction hedge, cross hedge or a synthetic security, it will generally be required to hold liquid securities or cash in a segregated account with a daily value at least equal to its obligation under the forward foreign currency exchange contract. See also "Leverage Risk."

     The Portfolios generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that such Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

     If a Portfolio retains the portfolio security and engages in an offsetting transaction, such Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between a Portfolio entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, such Portfolio would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. The Portfolios are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of, exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

FUTURES CONTRACTS (FUTURES) AND FORWARD CONTRACTS (FORWARDS). The Portfolios may purchase and sell futures contracts, including futures on securities indices, baskets of securities, foreign currencies and interest rates of the type generally known as financial futures. These are standardized contracts that are bought and sold on organized exchanges. A futures contract obligates a party to buy or sell a specific amount of the "underlying," such as a particular foreign currency, on a specified future date at a specified price or to settle the value in cash.

     The Portfolios may also purchase and sell forward contracts, such as forward rate agreements and other financial forward contracts. The Portfolios may also use forward foreign currency exchange contracts, which are separately discussed above under "Forward Foreign Currency Exchange Contracts." These forward contracts are privately negotiated and are bought and sold in the over-the-counter market. Like a future, a forward contract obligates a party to buy or sell a specific amount of the underlying on a specified future date at a specified price. The terms of the forward contract are customized. Forward contracts, like other over-the-counter contracts that are negotiated directly with an individual counterparty, subject the Portfolio to the risk of counterparty default. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency.

     In some cases, the Portfolios may be able to use either futures contracts, forward contracts or exchange-traded or over-the-counter options to accomplish similar purposes. In all cases, the Portfolios will uses these products only as permitted by applicable laws and regulations. Some of the ways in which the Portfolios may use futures contracts, forward contracts and related options follow.

     The Portfolios may sell securities index futures contracts and/or options thereon in anticipation of or during a market decline to attempt to offset the decrease in market value of investments in its portfolio, or may purchase securities index futures or options in order to gain market exposure. There currently are limited securities index futures and options on such futures in many countries, particularly emerging markets. The nature of the strategies adopted by the Adviser, and the extent to which those strategies are used, may depend on the development of such markets. The Portfolios may also purchase and sell foreign currency futures to lock in rates or to adjust their exposure to a particular currency.

     The Portfolio may engage in transactions in interest rate futures and related products. The value of these contracts rises and falls inversely with changes in interest rates. The Portfolios may engage in such transactions to hedge their holdings of debt instruments against future changes in interest rates or for other purposes. The Portfolios may also use futures contracts to gain exposure to an entire market (E.G., stock index futures) or to control their exposure to changing foreign currency exchange rates.

     Gains and losses on futures contracts, forward contracts and related options depend on the Adviser's ability to predict correctly the direction of movement of securities prices, interest rates and other economic factors. Other risks associated with the use of these instruments include (i) imperfect correlation between the changes in market value of investments held by a Portfolio and the prices of derivative products relating to investments purchased or sold by the Portfolio, and (ii) possible lack of a liquid secondary market for a derivative product and the resulting inability to close out a position. A Portfolio will seek to minimize the risk by only entering into transactions for which there appears to be a liquid exchange or secondary market. In some strategies, the risk of loss in trading on futures and related transactions can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in pricing. Except under circumstances where a segregated account is not required under the 1940 Act or the rules adopted thereunder, the Portfolio will earmark cash or liquid assets or place them in a segregated account in an amount necessary to cover the Portfolio's obligations under such contracts. See also "Leverage Risk."

LIMITATIONS ON FUTURES CONTRACTS. The CFTC recently eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Fund, the Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA"). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which a Portfolio may engage in non-hedging transactions involving futures and options thereon, except as set forth in a Portfolio's Prospectus or SAI. There is no overall limitation on the percentage of a Portfolio's net assets which may be subject to a hedging position.

OPTIONS. The Portfolios may seek to increase their returns or may hedge their portfolio investments through options transactions with respect to individual securities, indices or baskets in which such Portfolios may invest; other financial instruments; and foreign currency. Various options may be purchased and sold on exchanges or over-the-counter markets.

     Each Portfolio may purchase put and call options. Purchasing a put option gives a Portfolio the right, but not the obligation, to sell the underlying (such as a securities index or a particular foreign currency) at the exercise price either on a specific date or during a specified exercise period. The purchaser pays a premium to the seller (also known as the writer) of the option.

     Each Portfolio also may write put and call options on investments held in its portfolio, as well as foreign currency options. A Portfolio that has written an option receives a premium that increases the Portfolio's return on the underlying in the event the option expires unexercised or is closed out at a profit. However, by writing a call option, a Portfolio will limit its opportunity to profit from an increase in the market value of the underlying above the exercise price of the option. By writing a put option, a Portfolio will be exposed to the amount by which the price of the underlying is less than the strike price.

     By writing an option, a Portfolio incurs an obligation either to buy (in the case of a put option) or sell (in the case of a call option) the underlying from the purchaser of the option at the option's exercise price, upon exercise by the purchaser. Pursuant to guidelines established by the Board of Directors, the Portfolios may only write options that are "covered." A covered call option means that until the expiration of the option, the Portfolio will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will continue to own (i) the underlying; (ii) securities or instruments convertible or exchangeable without the payment of any consideration into the underlying; or (iii) a call option on the same underlying with a strike price no higher than the price at which the underlying was sold pursuant to a short option position. In the case of a put option, the Portfolio will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will own another put option on the same underlying with an equal or higher strike price.

     There currently are limited options markets in many countries, particularly emerging market countries, and the nature of the strategies adopted by the Adviser and the extent to which those strategies are used will depend on the development of these options markets. The primary risks associated with the Portfolios' use of options as described include (i) imperfect correlation between the change in market value of investments held, purchased or sold by a Portfolio and the prices of options relating to such investments, and (ii) possible lack of a liquid secondary market for an option.

SWAPS, CAPS, COLLARS AND FLOORS. Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a particular "notional amount." As with many of the other derivative products available to the Portfolios, the underlying may include an interest rate (fixed or floating), a currency exchange rate, a commodity price index, and a security, securities index or a combination thereof. A great deal of flexibility is possible in the way the products may be structured, with the effect being that the parties may have exchanged amounts equal to the return on one rate, index or group of securities for another. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other makes payments equivalent to a specified interest rate index. A Portfolio may engage in simple or more complex swap transactions involving a wide variety of underlyings. The currency swaps that the Portfolios may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

     Caps, collars and floors are privately-negotiated option-based derivative products. A Portfolio may use one or more of these products in addition to or in lieu of a swap involving a similar rate or index. As in the case of a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. As in the case of swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged and thus is not at risk. A collar is a combination product in which the same party, such as the Portfolio, buys a cap from and sells a floor to the other party. As with put and call options, the amount at risk is limited for the buyer, but, if the cap or floor in not hedged or covered, may be unlimited for the seller. Under current market practice, caps, collars and floors between the same two parties are generally documented under the same "master agreement." In some cases, options and forward agreements may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted and only a single payment would be made.

     Swaps, caps, collars and floors are credit-intensive products. A Portfolio that enters into a swap transaction bears the risk of default, I.E., nonpayment, by the other party. The guidelines under which each Portfolio enters derivative transactions, along with some features of the transactions themselves, are intended to reduce these risks to the extent reasonably practicable, although they cannot eliminate the risks entirely. Under guidelines established by the Board of Directors, a Portfolio may enter into swaps only with parties that meet certain credit rating guidelines. Consistent with current market practices, a Portfolio will generally enter into swap transactions on a net basis, and all swap transactions with the same party will be documented under a single master agreement to provide for net payment upon default. In addition, a Portfolio's obligations under an agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued, but unpaid, net amounts owed to the other party to a master agreement will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

     Interest rate and total rate of return (fixed income or equity) swaps generally do not involve the delivery of securities, other underlying assets, or principal. In such case, if the other party to an interest rate or total rate of return swap defaults, a Portfolio's risk of loss will consist of the payments that a Portfolio is contractually entitled to receive from the other party. This may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other. If there is a default by the other party, a Portfolio may have contractual remedies under the agreements related to the transaction.

     CREDIT DEFAULT SWAPS. The Emerging Markets Debt Portfolio may enter into credit default swap contracts for hedging purposes or to add leverage to the Portfolio. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

     The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its Portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

     The Portfolio will earmark or segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

                             INVESTMENT LIMITATIONS

FUNDAMENTAL LIMITATIONS

     Each current Portfolio has adopted the following restrictions, which are fundamental policies and may not be changed without the approval of the lesser of: (i) at least 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Portfolio. Each Portfolio of the Fund will not:

       (1) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Portfolio from purchasing or selling options or futures contracts or from investing in securities or other instruments backed by physical commodities);

       (2) purchase or sell real estate, although it may purchase and sell securities of companies that deal in real estate and may purchase and sell securities that are secured by interests in real estate;

       (3) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or repurchase agreements;

       (4) except with respect to the Emerging Markets Debt, International Real Estate, Focus Equity and U.S. Real Estate Portfolios, with respect to 75% of its total assets (i) purchase more than 10% of any class of the outstanding voting securities of any issuer and (ii) purchase securities of an issuer (except obligations of the U.S. Government and its agencies and instrumentalities) if as a result more than 5% of the Portfolio's total assets, at market value, would be invested in the securities of such issuer;

       (5) issue senior securities and will not borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings), except that the Emerging Markets Debt Portfolio may borrow from banks and other entities in an amount not in excess of 33 1/3% of its total assets (including the amount borrowed) less liabilities in accordance with its investment objectives and policies;

       (6) underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities;

       (7) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (in the case of the Money Market Portfolio or the Municipal Money Market Portfolio) instruments issued by U.S. Banks, except that each of the International Real Estate and U.S. Real Estate Portfolios will invest more than 25% of its total assets in the European and U.S. real estate industries, respectively, as described in their Prospectuses; and

       (8) write or acquire options or interests in oil, gas or other mineral exploration or development programs.

NON-FUNDAMENTAL LIMITATIONS

     In addition, each current Portfolio of the Fund has adopted the following non-fundamental investment limitations, which may be changed by the Board without shareholder approval. Each current Portfolio of the Fund will not:

       (1) purchase on margin or sell short, except (i) that the Emerging Markets Debt Portfolio may from time to time sell securities short without limitation but consistent with applicable legal requirements as stated in its Prospectus; (ii) that each Portfolio, except the Money Market and Municipal Money Market Portfolios, may enter into option transactions and futures contracts as described in its Prospectus; and (iii) as specified above in fundamental investment limitation number (1) above;

       (2) except for the International Real Estate and U.S. Real Estate Portfolios, invest in real estate limited partnership interests, and the International Real Estate and U.S. Real Estate Portfolios may not invest in such interests that are not publicly traded;

       (3) make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitations as described in the respective Prospectuses) that are publicly distributed; and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the SEC thereunder;

       (4) borrow money, except from banks for extraordinary or emergency purposes, and then only in amounts up to 10% of the value of the Portfolio's total assets (including, in each case, the amount borrowed less liabilities (other than borrowings)), or purchase securities while borrowings exceed 5% of its total assets, except that (i) the Emerging Markets Debt Portfolio may borrow in accordance with fundamental investment limitation number (5) above and (ii) the Emerging Markets Debt Portfolio may purchase securities while borrowings exceed 5% of its total assets, provided that the sole purpose of such borrowings is to honor redemption requests; and

       (5) invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the 1940 Act.

     Whether diversified or non-diversified, each Portfolio will diversify its holdings so that, at the close of each quarter of its taxable year or within 30 days thereafter, (i) at least 50% of the market value of the Portfolio's total assets is represented by cash (including cash items and receivables), U.S. Government securities, and other securities, with such other securities limited, in respect of any one issuer, for purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities). Prior to the close of each quarter (or within 30 days thereafter), the Portfolio's holdings may be less diversified and are not required to satisfy any diversification test.

     The percentage limitations contained in these restrictions apply at the time of purchase of securities. A later change in percentage resulting from changes in the value of the Portfolio's assets or in total or net assets of the Portfolio will not be considered a violation of the restriction and the sale of securities will not be required. The foregoing does not apply to borrowings or investments in illiquid securities. Future Portfolios of the Fund may adopt different limitations.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

     The Fund's Board of Directors and the Adviser have adopted policies and procedures regarding disclosure of portfolio holdings (the "Policy"). Pursuant to the Policy, the Adviser may disclose information concerning Fund portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Fund's and the Adviser's fiduciary duties to Fund shareholders. The Adviser may not receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Fund. Consideration includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any affiliated person of the Adviser. Non-public information concerning portfolio holdings may be divulged to third parties only when the Fund has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Fund shareholders receive non-public portfolio holdings information, except as described below.

     The Fund makes available on its public website the following portfolio holdings information:

     - complete portfolio holdings information on a monthly basis, with a minimum 15 calendar day lag; and

     -  top 10 (or top 15) holdings monthly with a minimum 15 business day lag.

     The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semiannual and annual reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

     All other portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is non-public information for purposes of the Policy.

     The Fund may make selective disclosure of non-public portfolio holdings. Third parties eligible to receive such disclosures currently include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers, provided that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information. Non-public portfolio holdings information may not be disclosed to a third party unless and until the arrangement has been reviewed and approved pursuant to the requirements set forth in the Policy. Subject to the terms and conditions of any agreement between the Adviser or the Fund and the third party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply (unless otherwise indicated below).

     The Adviser may provide interest lists to broker-dealers who execute securities transactions for the Fund without entering into a non-disclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the CUSIP numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Adviser or any affiliate of the Adviser (the "MSIM Funds") on an aggregate, rather than a fund-by-fund basis; (2) the interest list must not contain information about the number or value of shares owned by a specified MSIM Fund; (3) the interest list may identify the investment strategy, but not the particular MSIM Funds, to which the list relates; and (4) the interest list may not identify the portfolio manager or team members responsible for managing the MSIM Funds.

     Fund shareholders may elect in some circumstances to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. Under such circumstances, Fund shareholders may receive a complete listing of the holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.

     The Fund may discuss or otherwise disclose performance attribution analyses (I.E., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

     The Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

     The Adviser and/or the Fund have entered into ongoing arrangements to make available public and/or non-public information about the Fund's portfolio securities. Provided that the recipient of the information falls into one or more of the categories listed below, and the recipient has entered into a non-disclosure agreement with the Fund, or owes a duty of trust or confidence to the Adviser or the Fund, the recipient may receive portfolio holdings information pursuant to such agreement without obtaining pre-approval from either the Portfolio Holdings Review Committee (the "PHRC") or the Fund's Board of Directors. In all such instances, however, the PHRC will be responsible for reporting to the Fund's Board of Directors, or designated Committee thereof, material information concerning the ongoing arrangements at each Board's next regularly scheduled Board meeting. Categories of parties eligible to receive information pursuant to such ongoing arrangements include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers.

     The Adviser and/or the Fund currently have entered into ongoing arrangements with the following parties:

NAME                             INFORMATION DISCLOSED         FREQUENCY(1)              LAG TIME
---------------------------  ---------------------------  ----------------------  ------------------------
SERVICE PROVIDERS
Institutional Shareholder    Complete portfolio holdings  Twice a month                     (2)
Services (ISS)
(proxy voting agent)(*)
FT Interactive Data Pricing  Complete portfolio holdings  As needed                         (2)
Service Provider(*)
JP Morgan Investor           Complete portfolio holdings  As needed                         (2)
Services Co. (*)
JP Morgan Chase Bank (*)     Complete portfolio holdings  As needed                         (2)
JP Morgan Investor           Complete portfolio holdings  As needed                         (2)
Services Company(*)

FUND RATING AGENCIES
Lipper(*)                    Top Ten and Complete         Quarterly basis         Approximately 15 days
                             portfolio holdings                                   after quarter end
                                                                                  and approximately 30 days
                                                                                  after quarter end
Morningstar(**)              Top Ten and Complete         Quarterly basis         Approximately 15 days
                             portfolio holdings                                   after quarter end and
                                                                                  approximately 30 days
                                                                                  after quarter end
Standard & Poor's(*)         Complete  portfolio holdings Quarterly basis         Approximately 15 day lag

Investment Company           Top Ten portfolio holdings   Quarterly basis         Approximately 15 days
Institute(**)                                                                     after quarter end

CONSULTANTS AND ANALYSTS
Americh Massena &            Top Ten and Complete         Quarterly basis(5)      Approximately 10-12 days
Associates, Inc.(*)          portfolio holdings                                   after quarter end
Bloomberg(**)                Complete portfolio holdings  Quarterly basis         Approximately 30 days
                                                                                  after quarter end
Callan Associates(*)         Top Ten and Complete         Monthly and             Approximately 10-12 days
                             portfolio holdings           quarterly basis,        after month/quarter end
                                                          respectively(5)
Cambridge Associates(*)      Top Ten and Complete         Quarterly basis(5)      Approximately 10-12 days
                             portfolio holdings                                   after quarter end
Citigroup(*)                 Complete portfolio holdings  Quarterly basis(5)      At least one day after
                                                                                  quarter end
Credit Suisse First          Top Ten and Complete         Monthly and             Approximately 10-12 days
Boston(*)                    portfolio holdings           quarterly basis,        after month/quarter end
                                                          respectively(5)

NAME                             INFORMATION DISCLOSED         FREQUENCY(1)              LAG TIME
---------------------------  ---------------------------  ----------------------  ------------------------
CTC Consulting, Inc.(**)     Top Ten and Complete         Quarterly basis         Approximately 15 days
                             portfolio holdings                                   after quarter end and
                                                                                  approximately 30 days
                                                                                  after quarter end,
                                                                                  respectively
Evaluation Associates(*)     Top Ten and Complete         Monthly and             Approximately 10-12 days
                             portfolio holdings           quarterly basis,        after month/quarter end
                                                          respectively(5)
Fund Evaluation Group(**)    Top Ten portfolio            Quarterly basis         At least 15 days after
                             holdings(3)                                          quarter end
Jeffrey Slocum &             Complete portfolio           Quarterly basis(5)      Approximately 10-12 days
Associates(*)                holdings(4)                                          after quarter end
Hammond Associates(**)       Complete portfolio           Quarterly basis         At least 30 days after
                             holdings(4)                                          quarter end
Hartland & Co.(**)           Complete portfolio           Quarterly basis         At least 30 days after
                             holdings(4)                                          quarter end
Hewitt Associates(*)         Top Ten and Complete         Monthly and quarterly   Approximately 10-12 days
                             portfolio holdings           basis, respectively(5)  after month/quarter end
Merrill Lynch(*)             Top Ten and Complete         Monthly and quarterly   Approximately 10-12 days
                             Portfolio holdings           basis, respectively(5)  after month/quarter end
Mobius(**)                   Top Ten portfolio            Monthly basis           At least 15 days after
                             holdings(3)                                          month end
Nelsons(**)                  Top Ten portfolio            Quarterly basis         At least 15 days after
                             holdings(3)                                          quarter end
Prime Buchholz &             Complete portfolio           Quarterly basis         At least 30 days after
Associates, Inc.(**)         holdings(4)                                          quarter end
PSN(**)                      Top Ten portfolio            Quarterly basis         At least 15 days after
                             holdings(3)                                          quarter end
PFM Asset Management         Top Ten and Complete         Quarterly basis(5)      Approximately 10-12 days
LLC(*)                       portfolio holdings                                   after quarter end
Russell Investment Group/    Top Ten and Complete         Monthly and             At least 15 days after
Russell/Mellon Analytical    portfolio holdings           quarterly basis         month end and at least
Services, Inc.(**)                                                                30 days after quarter
                                                                                  end, respectively
Stratford Advisory Group,    Top Ten portfolio            Quarterly basis(5)      Approximately 10-12 days
Inc.(*)                      holdings(6)                                          after quarter end
Thompson Financial(**)       Complete portfolio           Quarterly basis         At least 30 days
                             holdings(4)                                          after quarter end
Watershed Investment         Top Ten and Complete         Quarterly basis(5)      Approximately 10-12 days
Consultants, Inc.(*)         portfolio holdings                                   after quarter end
Yanni Partners(**)           Top Ten portfolio            Quarterly basis         At least 15 days after
                             holdings(3)                                          quarter end

PORTFOLIO ANALYTICS
PROVIDERS
Fact Set(*)                  Complete portfolio holdings  Daily                   One day

----------
 (*) This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

(**) The Fund does not currently have a non-disclosure agreement in place with this entity and therefore the entity can only receive publicly available information.

 (1) Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

 (2) Information will typically be provided on a real time basis or as soon thereafter as possible.

 (3) Complete portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

 (4) Top Ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.

 (5) This information will also be provided upon request from time to time.

 (6) Complete portfolio holdings will also be provided upon request from time to time.

     In addition, persons who owe a duty of trust or confidence to the Adviser or the Fund may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Currently, these persons include, (i) the Fund's independent registered public accounting firm (as of the Fund's fiscal year end and on an as needed basis, (ii) counsel to the Fund (on an as needed basis), (iii) counsel to the independent directors (on an as needed basis) and (iv) members of the Board of Directors (on an as needed basis).

     All selective disclosures of non-public portfolio holdings information made to third parties pursuant to the exemptions set forth in the Policy must be pre-approved by both the PHRC and the Fund's Board of Directors (or designated Committee thereof), except for (i) disclosures made to third parties pursuant to ongoing arrangements (discussed above); (ii) disclosures made to third parties pursuant to Special Meetings of the PHRC; (iii) broker-dealer interest lists;
(iv) shareholder in-kind distributions; (v) attribution analyses; or (vi) in connection with transition managers. The Adviser shall report quarterly to the Board of Directors (or a designated Committee thereof) information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the nonpublic information.

     In no instance may the Adviser, Sub-Adviser or the Fund receive any compensation or consideration in exchange for the portfolio holdings information.

     The PHRC is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it. The following are some of the functions and responsibilities of the PHRC:

       (a) The PHRC, which will consist of executive officers of the Fund and the Adviser or their designees, is responsible for establishing portfolio holdings disclosure policies and guidelines and determining how portfolio holdings information will be disclosed on an ongoing basis.

       (b) The PHRC will periodically review and have the authority to amend as necessary the Fund's portfolio holdings disclosure policies and guidelines (as expressed by the Policy).

       (c) The PHRC will meet at least quarterly to (among other matters): (1) address any outstanding issues relating to the Policy, including matters relating to (i) disclosures made to third parties pursuant to ongoing arrangements (descibed above); (ii) broker-dealer interest lists; (iii) shareholder in-kind distributions; (iv) attribution analyses; or (v) in connection with transition managers; (2) review non-disclosure agreements that have been executed with third parties and determine whether the third parties will receive portfolio holdings information; and (3) generally review the procedures that the Adviser employs to ensure that disclosure of information about portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of Fund shareholders, on the one hand, and those of the Adviser; Morgan Stanley Distribution, Inc., as distributor of the Fund (the "Distributor"); or any affiliated person of the Fund, the Adviser, or the Distributor, on the other.

       (d) Any member of the PHRC may call a Special Meeting of the PHRC to consider whether a third party that is not listed in (c) above may receive non-public portfolio holdings information pursuant to a validly executed non-disclosure agreement. At least three members of the PHRC, or their designees, and one member of the Funds Audit Committee, or his or her designee, shall be present at the Special Meeting in order to constitute a quorum. At any Special Meeting at which a quorum is present, the decision of a majority of the PHRC members present and voting shall be determinative as to any matter submitted to a vote; provided, however, that the Audit Committee member, or his or her designee, must concur in the determination in order for it to become effective.

       (e) The PHRC, or its designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the PHRC, or its designee(s) for a period of at least 6 years. The PHRC, or its designee(s), will report their decisions to the Board of Directors at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the PHRC during the most recently ended calendar quarter immediately preceding the Board meeting.

                               PURCHASE OF SHARES

     You may purchase shares of each Portfolio on any day the New York Stock Exchange ("NYSE") is open. Each Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares; (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund; and (iii) to reduce or waive the minimum for initial and subsequent investments for certain accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

     Shares of each Portfolio may be purchased at the net asset value per share next determined after receipt by the Fund or its designee of a purchase order as described under "Methods of Purchase" and "Investment through Financial Intermediaries." Shares may, in the Fund's discretion, be purchased with investment securities (in lieu of or, in conjunction with cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Portfolio Shares of equal value. Class B shares of the Money Market Portfolio are available for purchase only through Financial Intermediaries (as discussed below) that have made arrangements with the Fund. The net asset value per share of each Portfolio is calculated on days that the NYSE is open for business. Net asset value per share is determined
(i) for each non-money market Portfolio, as of the close of trading of the NYSE (normally 4:00 p.m. Eastern Time); (ii) for the Money Market Portfolio, as of 12:00 noon Eastern Time; and (iii) for the Municipal Money Market Portfolio, as of 11:00 a.m. Eastern Time (for each Portfolio, the "Pricing Time").

MINIMUM INVESTMENT

     The minimum initial investment is $500,000 for Class A shares and $100,000 for Class B shares of each non-money market Portfolio. The minimum initial investment is $100,000 for Class A shares of each money market Portfolio. There is no minimum initial investment for Class B shares of the Money Market Portfolio. Currently, Class B shares of the Money Market Portfolio have not commenced operations. These minimums may be waived at the Adviser's discretion for: certain types of investors, including trust departments, brokers, dealers, agents, financial planners, financial services firms, investment advisers or various retirement and deferred compensation plans ("Financial Intermediaries"); certain accounts managed by the Adviser and its affiliates ("Managed Accounts"); and certain employees and customers of Morgan Stanley Distribution, Inc. and its affiliates. The Fund's determination of an investor's eligibility to purchase shares of a given class will take precedence over the investor's selection of a class.

METHODS OF PURCHASE

     You may purchase shares directly from the Fund by Federal Funds wire, by bank wire or by check; however, on days that the NYSE is open but the custodian bank is closed, you may only purchase shares by check. Investors may also invest in the Portfolios by purchasing shares through Financial Intermediaries that have made arrangements with the Fund. Some Financial Intermediaries may charge an additional service or transaction fee (see also "Investment through Financial Intermediaries"). If a purchase is canceled due to nonpayment or because your check does not clear, you will be responsible for any loss the Fund or its agents incur. If you are already a shareholder, the Fund may redeem shares from your account(s) to reimburse the Fund or its agents for any loss. In addition, you may be prohibited or restricted from making future investments in the Fund.

FEDERAL FUNDS WIRE. Purchases may be made by having your bank wire Federal Funds to the Fund's bank account. Federal Funds purchase orders will be accepted only on a day on which the Fund and JPMorgan Chase Bank ("JPMorgan Chase") are open for business. Your bank may charge a service fee for wiring Federal Funds. In order to ensure proper handling of your purchase by Federal Funds wire, please follow these steps.

        1. Complete and sign an Account Registration Form and mail it to the address shown thereon.

        2. Instruct your bank to wire the specified amount to the Fund's Wire Concentration Bank Account as follows:

     JPMorgan Chase Bank
     270 Park Avenue
     New York, New York 10017
     ABA# 021000021
     DDA# 910-2-733293
     Attn: Morgan Stanley Institutional Fund, Inc.
     Subscription Account

     Ref: (Portfolio name, your account number, your account name, your confirmation number)

     When a purchase order is received prior to the Pricing Time and Federal Funds are received prior to the regular close of the Federal Funds Wire Control Center ("FFWCC") (normally 6:00 p.m. Eastern Time) the purchase will be executed at the net asset value computed on the date of receipt. Purchases for which an order is received after the Pricing Time or for which Federal Funds are received after the regular close of the FFWCC will be executed at the net asset value next determined. Certain institutional investors and financial institutions have entered into agreements with the Fund pursuant to which they may place orders prior to the Pricing Time, but make payment in Federal Funds for those shares the following business day.

BANK WIRE. A purchase of shares by bank wire must follow the same procedure as for a Federal Funds wire, described above. However, depending on the time the bank wire is sent and the bank handling the wire, money transferred by bank wire may or may not be converted into Federal Funds prior to the close of the FFWCC. Prior to conversion to Federal Funds and receipt by the Fund, an investor's money will not be invested.

CHECK. An account may be opened by completing and signing an Account Registration Form and mailing it, together with a check payable to "Morgan Stanley Institutional Fund, Inc. -- [Portfolio name]" to:

     Morgan Stanley Institutional Fund, Inc.
     c/o JPMorgan Investor Services Co.
     P.O. Box 182913
     Columbus, OH 43218-2913

     A purchase of shares by check ordinarily will be credited to your account at the net asset value per share of each of the Portfolios determined on the day of receipt.

INVESTMENT THROUGH FINANCIAL INTERMEDIARIES. Certain Financial Intermediaries have made arrangements with the Fund so that an investor may purchase or redeem shares at the net asset value per share next determined after the Financial Intermediary receives the share order. In other instances, the Fund has also authorized such Financial Intermediaries to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf at the share price next determined after such designees receive the share order. Under these arrangements, the Fund will be deemed to have received a purchase or redemption order when the Financial Intermediary or, if applicable, a Financial Intermediary's authorized designee, receives the share order from an investor.

ADDITIONAL INVESTMENTS. You may purchase additional shares for your account at any time by purchasing shares at net asset value by any of the methods described above. For additional purchases directly from the Fund, your account name, the Portfolio name and the class selected must be specified in the letter to assure proper crediting to your account. In addition, you may purchase additional shares by wire by following instructions 2 and 3 under "Federal Funds Wire" above.

CONVERSION FROM CLASS A TO CLASS B SHARES. If the value of an account containing Class A shares of a non-money market Portfolio falls below $500,000, but remains at or above $100,000, because of shareholder redemption(s), and if the account value remains below $500,000, but remains at or above $100,000, the Class A shares in such account may, at the Adviser's discretion, convert to Class B shares and will be subject to the distribution fee and other features applicable to Class B shares. Conversion to Class B may result in holding a share class with higher fees. The Fund will not convert Class A shares to Class B shares based solely upon changes in the market that reduce the net asset value of shares. Under current tax law, conversion between share classes is not a taxable event to the shareholder. Shareholders will be notified prior to any such conversion.

CONVERSION FROM CLASS B TO CLASS A SHARES. If the value of an account containing Class B shares of a non-money market Portfolio increases to $500,000 or more, whether due to shareholder purchases or market activity, the Class B shares will convert to Class A shares. Conversions of Class B shares to Class A shares are processed on the last business day of each month. Class B shares purchased through a Financial Intermediary that has entered into an arrangement with the Fund for the purchase of such shares may not be converted. Under current tax law, such conversion is not a taxable event to the shareholder. Class A shares converted from Class B shares are subject to the same minimum account size requirements as are applicable to accounts containing Class A shares described above.

INVOLUNTARY REDEMPTION OF SHARES. If the value of an account falls below $100,000, because of shareholder redemption(s), and if the account value remains below $100,000, the shares in such account will be subject to redemption by the Fund. The Fund will not redeem shares based solely upon changes in the market that reduce the net asset value of shares. If redeemed, redemption proceeds will be promptly paid to the shareholder. Shareholders will be notified prior to any such redemption.

                              REDEMPTION OF SHARES

     The Fund normally makes payment for all shares redeemed within one business day of receipt of the request, and in no event more than seven days after receipt of a redemption request in good order. However, payments to investors redeeming shares which were purchased by check will not be made until payment for the purchase has been collected, which may take up to eight days after the date of purchase. The Fund may suspend the right of redemption or postpone the date of payment (i) during any period that the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC;
(ii) during any period when an emergency exists as determined by the SEC as a result of which it is not practicable for a Portfolio to dispose of securities it owns, or fairly to determine the value of its assets; and
(iii) for such other periods as the SEC may permit.

     Class A shares of each Portfolio and Class B shares of each Portfolio, if offered, may be redeemed at any time at the net asset value per share next determined after receipt by the Fund or its designee of a redemption order as described under "Methods of Redemption" and "Investment through Financial Intermediaries," which may be more or less than the purchase price of your shares. Shares of the Active International Allocation, Emerging Markets, Emerging Markets Debt, Global Franchise, Global Value Equity, International Equity, International Growth Equity, International Magnum, International Real Estate, International Small Cap, Small Company Growth, Systematic Active Small Cap Core, Systematic Active Small Cap Growth, Systematic Active Small Cap Value and U.S. Real Estate Portfolios redeemed within 30 days of purchase and shares of the Equity Growth, Focus Equity, Systematic Active Large Cap Core and Value Equity Portfolios redeemed within seven days of purchase will be subject to a 2% redemption fee, payable to the Portfolio. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. The redemption fee is calculated based on, and deducted from, the redemption proceeds. Each time you redeem or exchange shares, the shares held the longest will be redeemed or exchanged first. See each Prospectus for additional information about redeeming shares of a Portfolio.

METHODS OF REDEMPTION

     You may redeem shares directly from the Fund or through the Distributor by mail or by telephone. HOWEVER, SHARES PURCHASED THROUGH A FINANCIAL INTERMEDIARY MUST BE REDEEMED THROUGH A FINANCIAL INTERMEDIARY. Certain Financial Intermediaries may charge an additional service or transaction fee.

BY MAIL. Each Portfolio will redeem shares upon receipt of a redemption request in "good order." Redemption requests may be sent by regular mail to Morgan Stanley Institutional Fund, Inc., c/o JPMorgan Investor Services Co., P.O. Box 182913, Columbus, Ohio 43218-2913 or, by overnight courier, to Morgan Stanley Institutional Fund, Inc., c/o JPMorgan Investor Services Co., 3435 Stelzer Road, Columbus, Ohio 43219.

     "Good order" means that the request to redeem shares must include the following:

       1. A letter of instruction, if required, or a stock assignment specifying the class and number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

       2. Share certificates, if issued;

       3. Any required signature guarantees; and

       4. Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit-sharing plans and other organizations.

     Redemption requests received in "good order" prior to the Pricing Time will be executed at the net asset value computed on the date of receipt. Redemption requests received after the Pricing Time will be executed at the next determined net asset value. Shareholders who are uncertain of requirements for redemption by mail should consult with a Fund representative.

BY TELEPHONE. If you have previously elected the Telephone Redemption Option on the Account Registration Form, you can redeem Portfolio shares by calling the Fund and requesting that the redemption proceeds be mailed to you or wired to your bank. Please contact one of the Fund's representatives for further details. To change the commercial bank or account designated to receive redemption proceeds, send a written request to the Fund at the address above. Requests to change the bank or account must be signed by each shareholder and each signature must be guaranteed. The telephone redemption option may be difficult to implement at times, particularly during volatile market conditions. If you experience difficulty in making a telephone redemption, you may redeem shares by mail as described above.

     The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring the investor to provide certain personal identification information at the time an account is opened and prior to effecting each telephone transaction. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions regarding transactions requests. Neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that either of them reasonably believes to be genuine.

REDEMPTION THROUGH FINANCIAL INTERMEDIARIES. Certain Financial Intermediaries have made arrangements with the Fund to accept redemption requests. These redemptions may be processed in the same way as purchases made through Financial Intermediaries, as described above.

FURTHER REDEMPTION INFORMATION

     If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable portfolio securities in accordance with applicable SEC rules. Shareholders may incur brokerage charges on the sale of securities received from a distribution-in-kind.

     The Fund has made an election with the SEC pursuant to Rule 18f-1 under the 1940 Act to commit to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Portfolio at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part in portfolio securities or in cash, as the Board of Directors may deem advisable as being in the best interests of the Fund. If redemptions are paid in portfolio securities, such securities will be valued as set forth under "Valuation of Shares." Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Portfolio.

     To protect your account and the Fund from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Fund to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required in connection with: (i) all redemptions, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address; and (ii) share transfer requests. An "eligible guarantor institution" may include a bank, a trust company, a credit union or savings and loan association, a member firm of a domestic stock exchange, or a foreign branch of any of the foregoing. Notaries public are not acceptable guarantors. The signature guarantees must appear either: (i) on the written request for redemption; (ii) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (iii) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                          ACCOUNT POLICIES AND FEATURES

TRANSFER OF SHARES

     Shareholders may transfer Portfolio shares to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. It may not be possible to transfer shares purchased through a Financial Intermediary. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made. Transferring shares may affect the eligibility of an account for a given class of a Portfolio's shares and may result in involuntary conversion or redemption of such shares. Under certain circumstances, the person who receives the transfer may be required to complete a new Account Registration Form.

VALUATION OF SHARES

     The net asset value per share of a class of shares of each of the non-money market Portfolios is determined by dividing the total market value of the Portfolio's investments and other assets attributable to such class, less all liabilities attributable to such class, by the total number of outstanding shares of such class of the Portfolio. Net asset value is calculated separately for each class of a Portfolio. Net asset value per share of the non-money market Portfolios is determined as of the close of the NYSE (normally 4:00 p.m. Eastern
Time) on each day that the NYSE is open for business. Price information on listed securities is taken from the exchange where the security is primarily traded. Portfolio securities are generally valued at their market value.

     In the calculation of a Portfolio's net asset value: (1) an equity portfolio security listed or traded on the NYSE or American Stock Exchange, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the NASDAQ Official Closing

Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. For equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day. When market quotations are not readily available, including circumstances under which it is determined by the Adviser or Sub-Advisers that the sale price, the bid price or the mean between the last reported bid and asked price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.

     Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Board determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value as determined by the Board.

     Certain of a Portfolio's securities may be valued by an outside pricing service approved by the Board. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

     Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Directors.

     Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of a Portfolio's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Directors.

     Although the legal rights of Class A and Class B shares will be identical, the different expenses borne by each class will result in different net asset values and dividends for the class. Dividends will differ by approximately the amount of the distribution expense accrual differential among the classes. The net asset value of Class B shares will generally be lower than the net asset value of Class A shares as a result of the distribution expense charged to Class B shares.

     The net asset value per share of each of the Money Market and Municipal Money Market Portfolios is determined by subtracting the Portfolio's liabilities (including accrued expenses and dividends payable) from the total value of the Portfolio's investments and other assets and dividing the result by the total number of outstanding shares of the Portfolio. The net asset value per share of the Money Market and Municipal Money Market Portfolios are determined as of 12:00 noon. and 11:00 a.m. (Eastern Time), respectively, on the days on which the NYSE is open. For purposes of calculating each money market Portfolio's net asset value per share, securities are valued by the "amortized cost" method of valuation, which does not take into account unrealized gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value, as determined by the amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

                             MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

     The Board consists of nine Directors. These same individuals also serve as directors or trustees for certain of the funds advised by the Adviser and Morgan Stanley AIP GP LP (the "Institutional
Funds") and all of the funds advised by MSIA (the "Retail Funds"). Seven Directors have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser's parent company, Morgan Stanley. These Directors are the "non-interested" or "Independent Directors" of the Fund. The other two Directors (the "Management Directors") are affiliated with the Adviser.

     The Independent Directors of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Director (as of December 31, 2005) and other directorships, if any, held by the Directors, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser (including, but not limited to, MSIA).


                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN
                                                                                              FUND
                            POSITION(S)  LENGTH OF                                           COMPLEX                OTHER
NAME, AGE AND ADDRESS OF     HELD WITH     TIME           PRINCIPAL OCCUPATION(S)          OVERSEEN BY          DIRECTORSHIPS
INDEPENDENT DIRECTOR        REGISTRANT   SERVED(1)        DURING PAST 5 YEARS(2)             DIRECTOR          HELD BY DIRECTOR
--------------------------  -----------  ---------  ------------------------------------  -------------  --------------------------
Michael Bozic (65)          Director     Since      Private investor; Director or              197       Director of various
c/o Kramer Levin                         July 2003  Trustee of the Retail Funds (since                   business organizations.
Naftalis & Frankel LLP                              April 1994) and the Institutional
Counsel to the Independent                          Funds (since July 2003); formerly
Directors                                           Vice Chairman of Kmart Corporation
1177 Avenue of the                                  (December 1998-October 2000),
Americas                                            Chairman and Chief Executive Officer
New York, NY 10036                                  of Levitz Furniture Corporation
                                                    (November 1995-November 1998) and
                                                    President and Chief Executive
                                                    Officer of Hills Department Stores
                                                    (May 1991-July 1995); formerly
                                                    variously Chairman, Chief Executive
                                                    Officer, President and Chief
                                                    Operating Officer (1987-1991) of the
                                                    Sears Merchandise Group of Sears,
                                                    Roebuck & Co.

Edwin J. Garn (73)          Director     Since      Consultant; Director or Trustee of         197       Director of Franklin Covey
1031 North                               July 2003  the Retail Funds (since January                      (time management systems),
Chartwell Court                                     1993) and the Institutional Funds                    BMW Bank of North America,
Salt Lake City, UT                                  (since July 2003); member of the                     Inc. (industrial loan
84111-2215                                          Utah Regional Advisory Board of                      corporation), Escrow Bank
                                                    Pacific Corp. (utility company);                     USA (industrial loan
                                                    formerly Managing Director of Summit                 corporation), United Space
                                                    Ventures LLC (lobbying and                           Alliance (joint venture
                                                    consulting firm) (2000-2004); United                 between Lockheed Martin
                                                    States Senator (R- Utah) (1974-1992)                 and the Boeing Company)
                                                    and Chairman, Senate Banking                         and Nuskin Asia Pacific
                                                    Committee (1980-1986), Mayor of Salt                 (multilevel marketing);
                                                    Lake City, Utah (1971- 1974),                        member of the boards of
                                                    Astronaut, Space Shuttle Discovery                   various civic and
                                                    (April 12-19, 1985), and Vice                        charitable organizations.
                                                    Chairman, Huntsman Corporation
                                                    (chemical company).

                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN
                                                                                              FUND
                            POSITION(S)  LENGTH OF                                           COMPLEX                OTHER
NAME, AGE AND ADDRESS OF     HELD WITH     TIME           PRINCIPAL OCCUPATION(S)          OVERSEEN BY          DIRECTORSHIPS
INDEPENDENT DIRECTOR        REGISTRANT   SERVED(1)        DURING PAST 5 YEARS(2)             DIRECTOR          HELD BY DIRECTOR
--------------------------  -----------  ---------  ------------------------------------  -------------  --------------------------
Wayne E. Hedien (72)        Director     Since      Retired; Director or Trustee of the        197       Director of The PMI Group
c/o Kramer Levin                         July 2003  Retail Funds (since September 1997)                  Inc. (private mortgage
Naftalis & Frankel LLP                              and the Institutional Funds (since                   insurance); Trustee and
Counsel to the                                      July 2003); formerly associated with                 Vice Chairman of The Field
Independent Directors                               the Allstate Companies (1966-1994),                  Museum of Natural History;
1177 Avenue of the                                  most recently as Chairman of The                     director of various other
Americas                                            Allstate Corporation (March                          business and charitable
New York, NY 10036                                  1993-December 1994) and Chairman and                 organizations.
                                                    Chief Executive Officer of its
                                                    wholly-owned subsidiary, Allstate
                                                    Insurance Company (July 1989-
                                                    December 1994).

Dr. Manuel H. Johnson (57)  Director     Since      Senior Partner, Johnson Smick              197       Director of NVR, Inc.
c/o Johnson Smick                        July 2003  International, Inc., a consulting                    (home construction);
International, Inc.                                 firm; Chairman of the Audit                          Director of KFX Energy;
888 16th Street, NW                                 Committee and Director or Trustee of                 Director of RBS Greenwich
Suite 740                                           the Retail Funds (since July 1991)                   Capital Holdings
Washington, D.C. 20006                              and the Institutional Funds (since                   (financial holding
                                                    July 2003); Co-Chairman and a                        company).
                                                    founder of the Group of Seven
                                                    Council (G7C), an international
                                                    economic commission; formerly Vice
                                                    Chairman of the Board of Governors
                                                    of the Federal Reserve System and
                                                    Assistant Secretary of the U.S.
                                                    Treasury.

Joseph J. Kearns (63)       Director     Since      President, Kearns & Associates LLC         198       Director of Electro Rent
c/o Kearns &                             August     (investment consulting); Deputy                      Corporation (equipment
Associates LLC                           1994       Chairman of the Audit Committee and                  leasing), The Ford Family
PMB754                                              Director or Trustee of the Retail                    Foundation, and the UCLA
23852 Pacific Coast                                 Funds (since July 2003) and the                      Foundation.
Highway                                             Institutional Funds (since August
Malibu, CA 90265                                    1994); previously Chairman of the
                                                    Audit Committee of the Institutional
                                                    Funds (October 2001- July 2003);
                                                    formerly CFO of the J. Paul Getty
                                                    Trust.

Michael E. Nugent (69)      Director     Since      General Partner of Triumph Capital,        197       Director of various
c/o Triumph Capital, L.P.                July 2001  L.P., a private investment                           business organizations.
445 Park Avenue                                     partnership; Chairman of the
New York, NY 10022                                  Insurance Committee and Director or
                                                    Trustee of the Retail Funds (since
                                                    July 1991) and the Institutional
                                                    Funds (since July 2001); formerly
                                                    Vice President, Bankers Trust
                                                    Company and BT Capital Corporation
                                                    (1984-1988).

                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN
                                                                                              FUND
                            POSITION(S)  LENGTH OF                                           COMPLEX                OTHER
NAME, AGE AND ADDRESS OF     HELD WITH     TIME           PRINCIPAL OCCUPATION(S)          OVERSEEN BY          DIRECTORSHIPS
INDEPENDENT DIRECTOR        REGISTRANT   SERVED(1)        DURING PAST 5 YEARS(2)             DIRECTOR          HELD BY DIRECTOR
--------------------------  -----------  ---------  ------------------------------------  -------------  --------------------------
Fergus Reid (73)            Director     Since      Chairman of Lumelite Plastics              198       Trustee and Director of
c/o Lumelite Plastics                    June 1992  Corporation; Chairman of the                         certain investment
Corporation                                         Governance Committee and Director or                 companies in the JPMorgan
85 Charles Colman Blvd.                             Trustee of the Retail Funds (since                   Funds complex managed by
Pawling, NY 12564                                   July 2003) and the Institutional                     J.P. Morgan Investment
                                                    Funds (since June 1992).                             Management Inc.

-----------
(1) This is the earliest date the Director began serving the Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

(2) The dates referenced below indicating commencement of service as Director/Trustee for the Retail and Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail and Institutional Funds, as applicable.

MANAGEMENT DIRECTORS

     The Directors who are affiliated with the Adviser or affiliates of the Adviser (as set forth below) and executive officers of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Director (as of December 31, 2005) and the other directorships, if any, held by the Director, are shown below.


                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN
                                                                                              FUND
                            POSITION(S)  LENGTH OF                                           COMPLEX                OTHER
NAME, AGE AND ADDRESS OF     HELD WITH     TIME           PRINCIPAL OCCUPATION(S)          OVERSEEN BY          DIRECTORSHIPS
INDEPENDENT DIRECTOR        REGISTRANT   SERVED(3)        DURING PAST 5 YEARS(4)             DIRECTOR          HELD BY DIRECTOR
--------------------------  -----------  ---------  ------------------------------------  -------------  --------------------------
Charles A.                  Chairman     Since      Chairman and Director or Trustee of        197       None.
 Fiumefreddo (72)           of the       July 2003  the Retail Funds (since July 1991)
c/o Morgan Stanley Trust    Board and               and the Institutional Funds (since
Harborside Financial        Director                July 2003); formerly Chief Executive
 Center,                                            Officer of the Retail Funds (until
Plaza Two,                                          September 2002).
Jersey City, NJ 07311

James F. Higgins (58)       Director     Since      Director or Trustee of the Retail          197       Director of AXA Financial,
c/o Morgan Stanley Trust                 July 2003  Funds (since June 2000) and the                      Inc. and The Equitable
Harborside Financial                                Institutional Funds (since July                      Life Assurance Society of
 Center,                                            2003); Senior Advisor of Morgan                      the United States
Plaza Two,                                          Stanley (since August 2000);                         (financial services).
Jersey City, NJ 07311                               Director of Morgan Stanley
                                                    Distributors Inc. and Dean Witter
                                                    Realty Inc; previously President and
                                                    Chief Operating Officer of the
                                                    Private Client Group of Morgan
                                                    Stanley (May 1999- August 2000), and
                                                    President and Chief Operating
                                                    Officer of Individual Securities of
                                                    Morgan Stanley (February 1997-May
                                                    1999).

----------
(3) This is the date the Director began serving the Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

(4) The dates referenced below indicating commencement of service as Director/Trustee for the Retail and Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail and Institutional Funds, as applicable.

                               POSITION(S)
NAME, AGE AND ADDRESS OF        HELD WITH        LENGTH OF                 PRINCIPAL OCCUPATION(S)
EXECUTIVE OFFICER              REGISTRANT       TIME SERVED*                DURING PAST 5 YEARS**
----------------------------  --------------  ----------------  --------------------------------------------------
Ronald E. Robison (67)        President and   President (since  President (since September 2005) and Principal
1221 Avenue of the Americas   Principal       September 2005)   Executive Officer (since May 2003) of funds in the
New York, NY 10020            Executive       and Principal     Fund Complex; President (since September 2005) and
                              Officer         Executive         Principal Executive Officer (since May 2003) of
                                              Officer (since    the Van Kampen Funds; Managing Director, Director
                                              May 2003)         and/or Officer of the Adviser and various entities
                                                                affiliated with the Adviser; Director of Morgan
                                                                Stanley SICAV (since May 2004). Formerly,
                                                                Executive Vice President (July 2003 to September
                                                                2005) of funds in the Fund Complex and the Van
                                                                Kampen Funds; President and Director of the
                                                                Institutional Funds (March 2001 to July 2003);
                                                                Chief Global Operating Officer of Morgan Stanley
                                                                Investment Management Inc.; Chief Administrative
                                                                Officer of Morgan Stanley Investment Advisors
                                                                Inc.; Chief Administrative Officer of Morgan
                                                                Stanley Services Company Inc.

J. David Germany (51)         Vice President  Since February    Managing Director and (since December 2005) Chief
25 Cabot Square                               2006              Investment Officer--Global Fixed Income of Morgan
Canary Wharf                                                    Stanley Investment Management; Managing Director
London, United Kingdom                                          and Director of Morgan Stanley Investment
E144QA                                                          Management Ltd.; Vice President (since February
                                                                2006) of the Retail and Institutional Funds.

Dennis F. Shea (52)           Vice President  Since February    Managing Director and (since February 2006) Chief
1221 Avenue of the Americas                   2006              Investment Officer--Global Equity of Morgan
New York, NY 10020                                              Stanley Investment Management; Vice President
                                                                (since February 2006) of the Retail and
                                                                Institutional Funds. Formerly, Managing Director
                                                                and Director of Global Equity Research at Morgan
                                                                Stanley.

Barry Fink (51)               Vice President  Since February    Managing Director and General Counsel of Morgan
1221 Avenue of the Americas                   1997              Stanley Investment Management; Managing Director
New York, NY 10020                                              of the Adviser and various entities affiliated
                                                                with the Adviser; Vice President of the Retail
                                                                Funds and (since July 2003) the Institutional
                                                                Funds. Formerly, Secretary, General Counsel and/or
                                                                Director of the Adviser and various entities
                                                                affiliated with the Adviser; Secretary and General
                                                                Counsel of the Retail Funds

Amy R. Doberman (44)          Vice President  Since July 2004   Managing Director and General Counsel, U.S.
1221 Avenue of the Americas                                     Investment Management of Morgan Stanley Investment
New York, NY 10020                                              Management (since July 2004); Vice President of
                                                                the Retail Funds and the Institutional Funds
                                                                (since July 2004); Vice President of the Van
                                                                Kampen Funds (since August 2004); Secretary (since
                                                                February 2006) and Managing Director (since July
                                                                2004) of the Adviser and various entities
                                                                affiliated with the Adviser. Formerly, Managing
                                                                Director and General Counsel--Americas, UBS Global
                                                                Asset Management (July 2000 to July 2004).

Carsten Otto (42)             Chief           Since             Managing Director and U.S. Director of Compliance
1221 Avenue of the Americas   Compliance      October 2004      for Morgan Stanley Investment Management (since
New York, NY 10020            Officer                           October 2004); Managing Director and Chief
                                                                Compliance Officer of Morgan Stanley Investment
                                                                Management. Formerly, Assistant Secretary and
                                                                Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (39)     Vice President  Since July 2004   Executive Director of the Adviser and various
1221 Avenue of the Americas                                     entities affiliated with the Adviser; Vice
New York, NY 10020                                              President of the Retail Funds (since July 2002)
                                                                and the Institutional Funds (since December 1997).
                                                                Formerly, Secretary of various entities affiliated
                                                                with the Adviser.

                               POSITION(S)
NAME, AGE AND ADDRESS OF        HELD WITH        LENGTH OF                 PRINCIPAL OCCUPATION(S)
EXECUTIVE OFFICER              REGISTRANT       TIME SERVED*                DURING PAST 5 YEARS**
----------------------------  --------------  ----------------  --------------------------------------------------
Mary E. Mullin (39)           Secretary       Since July 2003   Executive Director of the Adviser and various
1221 Avenue of the Americas                                     entities affiliated with the Adviser; Secretary of
New York, NY 10020                                              the Retail Funds (since July 2003) and the
                                                                Institutional Funds (since June 1999).

James Garrett (37)            Treasurer and   Treasurer (since  Head of Global Fund Administration; Executive
1221 Avenue of the Americas   Chief           February 2002)    Director of the Adviser and various entities
New York, NY 10020            Financial       and Chief         affiliated with the Adviser; Treasurer and Chief
                              Officer         Financial         Financial Officer of the Institutional Funds.
                                              Officer (since    Formerly with PriceWaterhouse LLP (now
                                              July 2003)        PricewaterhouseCoopers LLP).

Michael Leary (40)            Director of     Since             Director and Vice President of Fund
JPMorgan Investor             Treasury and    March 2003        Administration, JPMorgan Investors Services Co.
  Services Co.                Compliance                        (formerly Chase Global Funds Services Company).
73 Tremont Street                                               Formerly, Audit Manager at Ernst & Young, LLP.
Boston, MA 02108

--------------
   * This is the earliest date the Officer began serving the Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.
  ** The dates referenced below indicating commencement of service as Officer of the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

     For each Director, the dollar range of equity securities beneficially owned by the Director in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Adviser, MSIA or Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2005 is set forth in the table below.


                                                                            AGGREGATE DOLLAR RANGE OF
                                                                             EQUITY SECURITIES IN ALL
                                                                         REGISTERED INVESTMENT COMPANIES
                                  DOLLAR RANGE OF EQUITY SECURITIES          OVERSEEN BY DIRECTOR IN
                                             IN THE FUND                  FAMILY OF INVESTMENT COMPANIES
NAME OF DIRECTOR                      (AS OF DECEMBER 31, 2005)              (AS OF DECEMBER 31, 2005)
----------------------            ---------------------------------      -------------------------------
INDEPENDENT:
Michael Bozic                                   None                               over $100,000
Edwin J. Garn                                   None                               over $100,000
Wayne E. Hedien                                 None                               over $100,000
Dr. Manuel H. Johnson                           None                               over $100,000
Joseph J. Kearns(1)                         over $100,000                          over $100,000
Michael E. Nugent                         $50,001-$100,000                         over $100,000
Fergus Reid(1)                              over $100,000                          over $100,000

INTERESTED:
Charles A. Fiumefreddo                          None                               over $100,000
James F. Higgins                                None                               over $100,000

----------

(1) Includes the total amount of compensation deferred by the Director at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan. As of December 31, 2005, the value (including interest) of the deferral accounts for Messrs. Kearns and Reid was $786,542 and $766,622, respectively, pursuant to the deferred compensation plan.

     As to each Independent Director and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

     As of March 31, 2006, the Directors and Officers of the Fund, as a group, owned less than 1% of the outstanding common stock of each Portfolio of the Fund.

INDEPENDENT DIRECTORS AND THE COMMITTEES

     Law and regulation establish both general guidelines and specific duties for the Independent Directors. The Institutional Funds seek as Independent Directors individuals of distinction and experience in business and finance, government service or academia. These are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Institutional Funds' Boards, such individuals may reject other attractive assignments because the Institutional Funds make substantial demands on their time. All of the Independent Directors serve as members of the Audit Committee. In addition, three Directors, including two Independent Directors, serve as members of the Insurance Committee, and three Directors, all of whom are Independent Directors, serve as members of the Governance Committee.

     The Independent Directors are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements, continually reviewing fund performance, checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Directors are required to select and nominate individuals to fill any Independent Director vacancy on the Board of any fund that has a Rule 12b-1 plan of distribution.

     The Board of Directors has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public account firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. The Fund has adopted a formal, written Audit Committee Charter. The Fund held seven Audit Committee meetings during its fiscal year ended December 31, 2005.

     The members of the Audit Committee of the Fund are currently Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael
E. Nugent and Fergus Reid. None of the members of the Fund's Audit Committee is an "interested person," as defined under the 1940 Act, of the Fund (with such disinterested Directors being Independent Directors or individually, Independent Director). Each Independent Director is also "independent" from the Fund under the listing standards of the New York Stock Exchange, Inc. (NYSE). The current Chairman of the Audit Committee of the Fund is Dr. Manuel H. Johnson.

     The Board of Directors of the Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Directors on the Fund's Board and on committees of the Board and recommends such qualified individuals for nomination by the Fund's Independent Directors as candidates for election as Independent Directors, advises the Fund's Board with respect to Board composition, procedures and committees, develops and recommends to the Fund's Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Directors and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of the Fund are currently Michael Bozic, Edwin J. Garn and Fergus Reid, each of whom is an Independent Director. The current Chairman of the Governance Committee is Fergus Reid. The Governance Committee held two meetings during its fiscal year ended December 31, 2005.

     The Fund does not have a separate nominating committee. While the Fund's Governance Committee recommends qualified candidates for nominations as Independent Directors, the Board of Directors of the Fund believes that the task of nominating prospective Independent Directors is important enough to require the participation of all current Independent Directors, rather than a separate committee consisting of only certain Independent Directors. Accordingly, each current Independent Director (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid) participates in the election and nomination of candidates for election as Independent Directors for the Fund for which the Independent Director serves. Persons recommended by the Fund's Governance Committee as candidates for nomination as Independent Directors shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Directors of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Directors as described below.

     There were 14 meetings of the Board of Directors of the Fund held during the fiscal year ended December 31, 2005. The Independent Directors of the Fund also met three times during that period, in addition to the 14 meetings of the full Board.

     Finally, the Board has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. Messrs. Nugent and Hedien are Independent Directors. The Insurance Committee held six Insurance Committee meetings during the fiscal year ended December 31, 2005.

ADVANTAGES OF HAVING THE SAME INDIVIDUALS AS INDEPENDENT DIRECTORS FOR THE RETAIL FUNDS AND INSTITUTIONAL FUNDS

     The Independent Directors and the funds' management believe that having the same Independent Director for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Directors for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Directors of these funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Directors arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Directors serve on the boards of the Retail Funds and Institutional Funds enhances the ability of each fund to obtain, at modest cost to each, the services of Independent Directors of the caliber, experience and business acumen of the individuals who serve as Independent Directors of the Retail Funds and Institutional Funds.

SHAREHOLDER COMMUNICATIONS

     Shareholders may send communications to the Board of Directors. Shareholders should send communications intended for the Board by addressing the communication directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each director previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

COMPENSATION OF DIRECTORS AND OFFICERS

     Each Independent Director receives an annual fee of $180,000 for serving the Retail Funds and the Institutional Funds. Prior to October 1, 2005, each Independent Director received an annual retainer fee of $168,000 for serving the Retail Funds and the Institutional Funds. In addition, each Independent Director received $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year, so that an Independent Director who attended all six meetings received total compensation of $180,000 for serving the funds.

     The Chairman of the Audit Committee receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Director is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the Funds' portfolios. Mr. Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

     The Fund also reimburses the Independent Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors of the Fund who are employed by the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as a Director.

     Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the "DC Plan"), which allows each Independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors throughout the year. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the Plan. At the Director's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Director and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

     Prior to April 1, 2004, the Fund maintained a similar Deferred Compensation Plan (the "Prior DC Plan"), which also allowed each Independent Director to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Directors throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the Plan (except for amounts paid during the calendar year 2004 which remain subject to the terms of the Prior DC Plan).

     The following table shows aggregate compensation paid to the Fund's Directors by the Fund for the fiscal year ended December 31, 2005 and the aggregate compensation paid to each of the Fund's Directors by the Fund Complex (which includes all of the Retail and Institutional Funds) for the calendar year ended December 31, 2005.


                                                        NUMBER OF PORTFOLIOS IN THE      TOTAL COMPENSATION FROM
                              AGGREGATE COMPENSATION    FUND COMPLEX FROM WHICH THE         THE FUND COMPLEX
NAME OF INDEPENDENT DIRECTOR        FROM FUND         DIRECTOR RECEIVED COMPENSATION(5)  PAYABLE TO DIRECTORS(5)
----------------------------  ----------------------  ---------------------------------  -----------------------
Michael Bozic(1)(3)                  $  19,698                       170                        $ 180,000
Edwin J. Garn(1)(3)                  $  19,472                       170                        $ 180,000
Wayne E. Hedien(1)(2)                $  19,698                       170                        $ 180,000
Manuel H. Johnson(1)                 $  26,237                       170                        $ 240,000
Joseph J. Kearns(1)(4)               $  23,126                       171                        $ 217,000
Michael E. Nugent(1)(2)              $  22,967                       170                        $ 210,000
Fergus Reid(1)(3)                    $  22,967                       171                        $ 215,000

NAME OF INTERESTED DIRECTOR
Charles A. Fiumefreddo(2)            $  39,245                       170                        $ 360,000
James F. Higgins                     $       0                       170                        $       0

----------

(1) Member of the Audit Committee. Dr. Johnson is the Chairman of the Audit Committee and Mr. Kearns is the Deputy Chairman of the Audit Committee.

(2) Member of the Insurance Committee. Mr. Nugent is the Chairman of the Insurance Committee.

(3) Member of the Governance Committee. Mr. Reid is the Chairman of the Governance Committee.

(4)  Includes amounts deferred for the election of the Director under the DC
     Plan.

(5) Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in these columns are presented on a calendar year basis.

     Prior to December 31, 2003, 49 of the Retail Funds (the "Adopting Funds") had adopted a retirement program under which an Independent Director who retired after serving for at least five years as an Independent Director of any such fund (an "Eligible Director") would have been entitled to retirement payments based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Director was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Director's retirement as shown in the table below. The following table illustrates the retirement benefits accrued to the Fund's Independent Directors by the Adopting Funds for the calendar year ended December 31, 2005, and the estimated retirement benefits for the Independent Directors from the Adopting Funds for each calendar year following retirement. Messrs. Kearns and Reid did not participate in the retirement program.


                              RETIREMENT BENEFITS ACCRUED AS  ESTIMATED ANNUAL BENEFITS
NAME OF INDEPENDENT DIRECTOR          FUND EXPENSES               UPON RETIREMENT(1)
----------------------------  ------------------------------  -------------------------
                                  By All Adopting Funds        From All Adopting Funds
Michael Bozic                          $  19,439                      $ 46,871
Edwin J. Garn                          $ (10,738)(2)                  $ 46,917
Wayne E. Hedien                        $  37,860                      $ 40,020
Dr. Manuel H. Johnson                  $  19,701                      $ 68,630
Michael E. Nugent                      $  35,471                      $ 61,377

----------
(1) Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Director's life.

(2) Mr. Garn's retirement expense is negative due to the fact that his retirement date has been extended to October 31, 2007, and therefore the expense had been overaccrued.

CODE OF ETHICS

     Pursuant to Rule 17j-1 under the 1940 Act, the Board of Directors has adopted a Code of Ethics for the Fund and approved a Code of Ethics adopted by Morgan Stanley Investment Management, Morgan Stanley Distribution, Inc. and each Sub-Adviser (collectively the "Codes"). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person's employment activities and that actual and potential conflicts of interest are avoided.

     The Codes are designed to detect and prevent improper personal trading. The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an initial public offering and a pre-clearance requirement with respect to personal securities transactions.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

     The Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The principal offices of Morgan Stanley are located at 1585 Broadway, New York, NY 10036, and the principal offices of the Adviser are located at 1221 Avenue of the Americas, New York, NY 10020. As of March 31, 2006, the Adviser, together with its affiliated asset management companies, had approximately $445 billion in assets under management with approximately $251 billion in institutional assets.

     The Adviser provides investment advice and portfolio management services pursuant to an Investment Advisory Agreement and, subject to the supervision of the Fund's Board of Directors, makes each of the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages each of the Portfolio's investments. Pursuant to the Investment Advisory Agreement, the Adviser is entitled to receive from the Class A and Class B shares of each Portfolio an annual management fee, payable quarterly, equal to the percentage of average daily net assets set forth in the table below. The Adviser has voluntarily agreed to a reduction in the fees payable to it and to reimburse the Portfolios, if necessary, if such fees would cause the total annual operating expenses of each Portfolio to exceed the percentage of average daily net assets set forth in the table below. In determining the actual amount of voluntary fee waiver and/or expense reimbursement for a Portfolio, if any, the Adviser excludes from annual operating expenses certain investment related expenses, such as foreign country tax expense and interest expense on borrowing. The Adviser reserves the right to terminate any of its fee waivers and/or expense reimbursements at any time in its sole discretion.

The following table shows for each of the Class A and Class B shares (as applicable) of each Portfolio (i) the advisory fee paid for each of the past three fiscal years ended December 31, 2003, 2004 and 2005; and (ii) the maximum expense ratios for each of the Class A and Class B shares (as applicable).


                            ADVISORY FEE PAID (AFTER VOLUNTARY FEE WAIVERS
                                     AND/OR EXPENSE REIMBURSEMENTS)
                            ----------------------------------------------
                             YEAR ENDED       YEAR ENDED       YEAR ENDED     EXPENSE   EXPENSE
                            DECEMBER 31,     DECEMBER 31,     DECEMBER 31,      CAP       CAP
PORTFOLIO                    2005 (000)       2004 (000)       2003 (000)     CLASS A   CLASS B
---------                   ------------     ------------     ------------    -------   -------
Active International
Allocation                  $      3,726     $      2,477     $      1,391      0.80%     1.05%
Emerging Markets            $     17,617     $     13,384     $      9,933      1.65%     1.90%
Emerging Markets Debt       $        560     $        477     $        417      1.00%     1.25%
Focus Equity                $        363     $        445     $        445      1.00%     1.25%
Global Franchise            $        579     $        439     $        322      1.00%     1.25%
Global Value Equity         $        708     $        624     $        433      1.00%     1.25%
International Equity        $     65,520     $     56,800     $     39,450      1.00%     1.25%
International Growth
Equity                      $          0              N/A              N/A      1.00%     1.25%
International Magnum        $        661     $        495     $        424      1.00%     1.25%
International Real Estate   $        913     $        142     $         65      1.00%     1.25%
International Small Cap     $     12,992     $     10,239     $      5,698      1.15%      N/A
Large Cap Relative Value    $        905     $        818     $        571      0.70%     0.95%
Money Market                $      1,371     $      1,986     $      3,301      0.55%      N/A
Municipal Money Market      $      1,218     $      1,421     $      2,385      0.57%      N/A
Small Company Growth        $     13,316     $      9,166     $      3,850      1.10%     1.35%
U.S. Large Cap Growth       $      3,429     $      4,807     $      3,906      0.80%     1.05%
U.S. Real Estate            $      9,389     $      8,269     $      6,421      1.00%     1.25%


The following table shows the contractual advisory fee for each Portfolio.


              PORTFOLIO                                      CONTRACTUAL RATE OF ADVISORY FEES
----------------------------------------   -----------------------------------------------------------------------------
Active International Allocation            0.65% of the portion of the daily net assets not exceeding $1 billion;
Portfolio                                  0.60% of the portion of the daily net assets exceeding $1 billion.

Emerging Markets Debt Portfolio            0.75% of the portion of the daily net assets not exceeding $500 million;
                                           0.70% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.65% of the portion of the daily net assets exceeding
                                           $1 billion.

Emerging Markets Portfolio                 1.25% of the portion of the daily net assets not exceeding $500 million;
                                           1.20% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 1.15% of the portion of the daily net assets exceeding
                                           $1 billion but not exceeding $2.5 billion; 1.00% of the daily net assets exceeding $2.5 billion.

Focus Equity Portfolio                     0.50% of the portion of the daily net assets not exceeding $1 billion; 0.45%
                                           of the portion of the daily net assets exceeding $1 billion but not exceeding
                                           $2 billion; 0.40% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; 0.35% of the portion of the daily net assets exceeding $3 billion.

Global Franchise Portfolio                 0.80% of the portion of the daily net assets not exceeding $500 million;
                                           0.75% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.70% of the portion of the daily net assets exceeding
                                           $1 billion.

Global Value Equity Portfolio              0.67% of the portion of the daily net assets not exceeding $1 billion; 0.645%
                                           of the portion of the daily net assets exceeding $1 billion but not exceeding
                                           $1.5 billion; 0.62% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.595% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.57% of the portion of the daily net assets exceeding $3.5 billion but not exceeding
                                           $4.5 billion; 0.545% of the portion of the daily net assets exceeding $4.5 billion.

              PORTFOLIO                                      CONTRACTUAL RATE OF ADVISORY FEES
----------------------------------------   -----------------------------------------------------------------------------
International Equity Portfolio             0.80% of the portion of the daily net assets not exceeding $10 billion;
                                           0.75% of the portion of the daily net assets exceeding $10 billion.

International Growth Equity Portfolio      0.75% of the portion of the daily net assets not exceeding $1 billion;
                                           and 0.70% of the portion of the daily net assets exceeding $1 billion.

International Magnum Portfolio             0.80% of the portion of the daily net assets not exceeding $500 million;
                                           0.75% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.70% of the portion of the daily net assets exceeding
                                           $1 billion.

International Real Estate Portfolio        0.80% of daily net assets

International Small Cap Portfolio          0.95% of the portion of the daily net assets not exceeding $1.5 billion;
                                           0.90% of the portion of the daily net assets exceeding $1.5 billion.

Large Cap Relative Value Portfolio         0.50% of the portion of the daily net assets not exceeding $150 million;
                                           0.45% of the portion of the daily net assets exceeding $150 million but not exceeding $250 million; 0.40% of the portion of the daily net assets exceeding $250 million but not exceeding $350 million; 0.35% of the portion of the daily net assets exceeding $350 million.

Money Market Portfolio                     0.30% of daily net assets

Municipal Money Market Portfolio           0.30% of daily net assets

Small Company Growth Portfolio             0.92% of the portion of the daily net assets not exceeding $1 billion; 0.85%
                                           of the portion of the daily net assets exceeding $1 billion but not exceeding
                                           $1.5 billion; 0.80% of the portion of the daily net assets exceeding $1.5 billion.

Systematic Active Large Cap Core           0.35% of daily net assets
Portfolio

Systematic Active Small Cap Core           0.75% of daily net assets
Portfolio

Systematic Active Small Cap Growth         0.75% of daily net assets
Portfolio

Systematic Active Small Cap Value          0.75% of daily net assets
Portfolio

U.S. Large Cap Growth Portfolio            0.50% of the portion of the daily net assets not exceeding $1 billion; 0.45%
                                           of the portion of the daily net assets exceeding $1 billion but not exceeding
                                           $2 billion; 0.40% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; 0.35% of the portion of the daily net assets exceeding $3 billion.

U.S. Real Estate Portfolio                 0.80% of the portion of the daily net assets not exceeding $500 million;
                                           0.75% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.70% of the portion of the daily net assets exceeding
                                           $1 billion.


INVESTMENT SUB-ADVISERS

     MSIA, with principal offices at 1221 Avenue of the Americas, New York, New York 10020, serves as the investment sub-adviser to the Money Market and Municipal Money Market Portfolios pursuant to an investment sub-advisory agreement with the Adviser. As compensation for managing the day-to-day investments of the Money Market and Municipal Money Market Portfolios, the Adviser pays MSIA 40% of the investment advisory fee that the Adviser receives from each of those Portfolios (net of applicable fee waivers).

     Morgan Stanley Investment Management Limited, with principal offices at 25 Cabot Square, Canary Wharf, London, United Kingdom, E14 4QA, serves as Sub-Adviser to the Global Franchise, Global Value Equity, International Equity, International Magnum, International Real Estate and International Small Cap Portfolios pursuant to an investment sub-advisory agreement with the Adviser. MSIM Limited is a wholly-owned subsidiary of Morgan Stanley. Morgan Stanley Investment Management Company, with principal offices at 23 Church Street, 16-01 Capital Square, Singapore 049481, serves as Sub-Adviser to the Emerging Markets, International Magnum and International Real Estate Portfolios pursuant to an investment sub-advisory agreement with the Adviser. MSIM Company is a wholly-owned subsidiary of Morgan Stanley. Morgan Stanley Asset & Investment Trust Management Co., Limited, located at Yebisu Garden Place Tower, 20-3, Ebisu 4-chome, Shibuya-ku, Tokyo, Japan 150-6009, serves as Sub-Adviser to the International Magnum Portfolio pursuant to an investment sub-advisory agreement with the Adviser. MSAITM is a wholly-owned subsidiary of Morgan Stanley. The Adviser pays each Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund in respect of each of the respective Portfolios. Each investment sub-advisory agreement will continue in effect for an initial term of two years, and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

     The Board of Directors believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the Adviser. The following is a summary of the Adviser's Proxy Voting Policy ("Proxy Policy").

     The Adviser uses its best efforts to vote proxies on securities held in the Fund as part of its authority to manage, acquire and dispose of Fund assets. In this regard, the Adviser has formed a Proxy Review Committee ("Committee") comprised of senior investment professionals that is responsible for creating and implementing the Proxy Policy. The Committee meets monthly but may meet more frequently as conditions warrant. The Proxy Policy provides that the Adviser will vote proxies in the best interests of clients consistent with the objective of maximizing long-term investment returns. The Proxy Policy provides that the Adviser will generally vote proxies in accordance with pre-determined guidelines contained in the Proxy Policy. The Adviser may vote in a manner that is not consistent with the pre-determined guidelines, provided that the vote is approved by the Committee.

     The Proxy Policy provides that, unless otherwise determined by the Committee, votes will be cast in the manner described below:

     -  Generally, routine proposals will be voted in support of management.

     - With regard to the election of directors, where no conflict exists and where no specific governance deficiency has been noted, votes will be cast in support of management's nominees.

     - The Adviser will vote in accordance with management's recommendation with respect to certain non-routine proposals (I.E., reasonable capitalization changes, stock repurchase programs, stock splits, certain compensation-related matters, certain anti-takeover measures, etc.).

     - The Adviser will vote against certain non-routine proposals (I.E., unreasonable capitalization changes, establishment of cumulative voting rights for the election of directors, requiring supermajority shareholder votes to amend by-laws, indemnification of auditors, etc.) (notwithstanding management support).

     - The Adviser will vote in its discretion with respect to certain non-routine proposals (I.E., mergers, acquisitions, take-overs, spin-offs, etc.), which may have a substantive financial or best interest impact on an issuer.

     - The Adviser will vote for certain shareholder proposals it believes call for reasonable charter provisions or corporate governance practices (I.E., requiring auditors to attend annual shareholder meetings, requiring that members of compensation, nominating and audit committees be independent, reducing or eliminating supermajority voting requirements, etc.).

     - The Adviser will vote against certain shareholder proposals it believes call for unreasonable charter provisions or corporate governance practices (I.E., proposals to declassify boards, proposals to require a company to prepare reports that are costly to provide or that would require duplicative efforts or expenditure that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders, etc.).

     - Certain other shareholder proposals (I.E., proposals requiring directors to own large amounts of company stock, to be eligible for election, proposals requiring diversity of board membership relating to broad based social religious or ethnic groups, etc.) generally are evaluated by the Committee based on the nature of the proposal and the likely impact on shareholders.

     While the proxy voting process is well-established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent the Adviser's ability to vote such proxies. As a result, non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to the Fund of voting such proxies.

CONFLICTS OF INTEREST

     If the Committee determines that an issue raises a material conflict of interest, or gives rise to a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict in question and that the Committee will have sole discretion to cast a vote.

THIRD PARTIES

     To assist the Adviser in its responsibility for voting proxies, the Adviser may retain third-party services as experts in the proxy voting and corporate governance area. These proxy research providers are referred to herein as "Research Providers." The services provided to the Adviser include in-depth research, global issuer analysis and voting recommendations. While the Adviser may review and utilize the recommendations made by Research Providers in making proxy voting decisions, it is in no way obligated to follow such recommendations. In addition to research, the Research Providers provide vote execution, reporting and recordkeeping. The Committee carefully monitors and supervises the services provided by the Research Providers.

FURTHER INFORMATION

     A copy of the Proxy Policy is available without charge, upon request, by calling toll free (800) 869-NEWS or by visiting our website at www.morganstanley.com. The Fund's most recent proxy voting record for the 12-month period ended June 30, filed with the SEC, is available without charge by calling toll free (800) 869-NEWS. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

APPROVAL OF THE ADVISORY AGREEMENTS

     A discussion regarding the basis for the Board of Directors' approval of the investment advisory agreement (with respect to all Portfolios except the International Growth Equity, Systematic Active Large Cap Core, Systematic Active Small Cap Core, Systematic Active Small Cap Growth and Systematic Active Small Cap Value Portfolios) and investment sub-advisory agreements, as applicable (with respect to all Portfolios except the Emerging Markets and International Real Estate Portfolios), is available in the Fund's semi-annual report to shareholders for the period ended June 30, 2005.

     In approving the Investment Advisory Agreement with respect to the International Growth Equity Portfolio, the Board of Directors, including the Independent Directors, considered the following factors:

     NATURE, EXTENT AND QUALITY OF SERVICES. The Board reviewed and considered the nature and extent of the investment advisory services to be provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by the Adviser under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities. (The Investment Advisory and Administration Agreements together are referred to as the "Management Agreement.") The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who will provide the administrative and investment advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services to be provided are necessary and appropriate for the conduct of the business and investment activities of the Portfolio.

     PERFORMANCE RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS. The Board considered that the Adviser plans to arrange for a public offering of shares of the Portfolio to raise assets for investment and that the offering had not yet begun. The Board concluded that, since the Portfolio had no assets to invest (other than seed capital of $5 million that the Adviser will supply) and had no track record of performance, this was not a factor it needed to address at this time.

     FEES RELATIVE TO OTHER FUNDS MANAGED BY THE ADVISER WITH COMPARABLE INVESTMENT STRATEGIES. The Board reviewed the advisory and administrative fees (together, the "management fee") proposed to be paid by the Portfolio under the Management Agreement. The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other funds it manages with investment strategies comparable to those of the Portfolio.

     FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS. The Board considered the management fee rate proposed to be paid by the Portfolio compared to similar type funds managed by other advisers. The Board noted that the proposed management fee would be the same as that paid by other funds managed by the Adviser that invest in international equities and that the Board had previously reviewed information provided by Lipper Inc. regarding the management fee rates paid by other funds with investment strategies comparable to those of the Portfolio that are managed by other advisers and concluded that the Portfolio's proposed management fee would be competitive with those of other similar type funds. The Board also considered the anticipated total expense ratio of the Portfolio and noted that the Adviser voluntarily offered to impose a cap of 1% on Class A assets and 1.25% on Class B assets of the Portfolio and concluded that the capped expenses would result in a total expense ratio that would be competitive with other non-affiliated international funds based on information provided by Lipper comparing the non-affiliated funds with those managed by the Adviser.

     BREAKPOINTS AND ECONOMIES OF SCALE. The Board reviewed the structure of the Portfolio's proposed management fee schedule under the Management Agreement and noted that it included breakpoints. The Board also reviewed the level of the Portfolio's management fee and noted that the fee, as a percentage of the Portfolio's net assets, would decrease as net assets increase because the management fee includes breakpoints. The Board concluded that the Portfolio's management fee would reflect economies of scale as assets increase.

     PROFITABILITY OF ADVISER AND AFFILIATES. Since the Portfolio has not begun operations and has not paid any fees to the Adviser, the Board concluded that this was not a factor that needed to be considered at this time.

     FALL-OUT BENEFITS. The Board considered so-called "fall-out benefits" that could be derived by the Adviser and its affiliates from their relationship with the Portfolio and the Morgan Stanley Fund Complex, such as "float" benefits which would be derived from handling of checks for purchases and redemptions of Portfolio shares through a broker-dealer affiliate of the Adviser and "soft dollar" benefits (discussed in the next section). The Board also considered that a broker-dealer affiliate of the Adviser will receive from the Portfolio 12b-1 fees for distribution and shareholder services. The Board also considered that an affiliate of the Adviser, through a joint venture, receives revenue in connection with trading that might be done on behalf of the Portfolio through an electronic trading system network ("ECN"). The Board concluded, based on its experience with other funds managed by the Adviser, that the float benefits and the above-referenced ECN-related revenue were likely to be relatively small and that the 12b-1 fees were competitive with those of other broker-dealer affiliates of investment advisers of mutual funds.

     SOFT DOLLAR BENEFITS. The Board considered whether the Adviser would realize any benefits as a result of brokerage transactions executed through "soft dollar" arrangements. Under such arrangements, brokerage commissions paid by the Portfolio and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Portfolio. The Adviser informed the Board that it will not use Portfolio commissions to pay for third party research. It does expect to use commissions to pay for research which is bundled with execution services. The Board recognized that the receipt of such research from brokers may reduce the Adviser's costs but concluded that the receipt of such research would strengthen the investment management resources of the Adviser, which may ultimately benefit the Portfolio and other funds in the Morgan Stanley Fund Complex.

     ADVISER FINANCIALLY SOUND AND FINANCIALLY CAPABLE OF MEETING THE PORTFOLIO'S NEEDS. The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser's operations remain profitable, although increased expenses in recent years have reduced the Adviser's profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

     HISTORICAL RELATIONSHIP BETWEEN THE FUND AND THE ADVISER. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The

Board concluded that it is beneficial for the Fund to continue its relationship with the Adviser with respect to the Portfolio.

     OTHER FACTORS AND CURRENT TRENDS. The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

     GENERAL CONCLUSION. After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Portfolio and its shareholders to approve the Management Agreement which will remain in effect for two years and thereafter must be approved annually by the Board if it is to continue in effect.

     In approving the Investment Advisory Agreement with respect to the Systematic Active Large Cap Core, Systematic Active Small Cap Core, Systematic Active Small Cap Growth and Systematic Active Small Cap Value Portfolios, the Board of Directors, including the Independent Directors, considered the following factors:

     NATURE, EXTENT AND QUALITY OF SERVICES. The Board reviewed and considered the nature and extent of the investment advisory services to be provided by the Adviser under the Investment Advisory Agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by the Adviser under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities. (The Investment Advisory Agreement and Administration Agreement together are referred to as the "Management Agreement.") The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who will provide the administrative and investment advisory services to the Portfolios. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services to be provided are necessary and appropriate for the conduct of the business and investment activities of the Portfolios.

     PERFORMANCE RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS. The Board considered that the Adviser plans to arrange for a public offering of shares of the Portfolios to raise assets for investment and that the offering had not yet begun. The Board concluded that, since the Portfolios have no assets to invest (other than seed capital required under the 1940 Act that the Adviser will supply) and have no track record of performance, this was not a factor it needed to address at this time.

     FEES RELATIVE TO OTHER FUNDS AND SEPARATE ACCOUNTS MANAGED BY THE ADVISER WITH COMPARABLE INVESTMENT STRATEGIES. The Board reviewed the advisory and administrative fees (together, the "management fee") proposed to be paid by each Portfolio under the Management Agreement. The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other funds and separate accounts it manages with investment strategies comparable to those of the competitive Portfolio.

     FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS. The Board considered the management fee rate proposed to be paid by each Portfolio compared to similar type funds managed by other advisers. The Board noted that the proposed management fee would be the same as that paid by other funds managed by the Adviser that invest in similar investments and have similar investment strategies. The Board also reviewed information provided by Lipper Inc. ("Lipper") regarding the average management fee rates paid by other funds with investment strategies comparable to those proposed for each Portfolio that are managed by other advisers and concluded that each Portfolio's proposed management fee would be competitive with those of other similar type funds. The Board also considered the anticipated total expense ratio of each Portfolio and noted that the Adviser voluntarily offered to impose a cap of 0.60% on Class A assets and 0.85% on Class B assets of the Systematic Active Large Cap Core Portfolio and 1.10% on Class A assets and 1.35% on Class B assets of the Systematic Active Small Cap Core Portfolio, Systematic Active Small Cap Growth Portfolio and Systematic Active Small Cap Value Portfolio, and concluded that the capped expenses would result in a total expense ratio that would be competitive with similar other non-affiliated funds based on information provided by Lipper comparing the non-affiliated funds with those managed by the Adviser.

     BREAKPOINTS AND ECONOMIES OF SCALE. The Board reviewed the structure of each Portfolio's proposed management fee schedule under the Management Agreement and noted that it does not include breakpoints. The Board considered that each Portfolio's potential growth was uncertain and concluded that it would be premature at this time to consider economies of scale as a factor in approving the Management Agreement.

     PROFITABILITY OF THE ADVISER AND AFFILIATES. Since the Portfolios have not begun operations and has not paid any fees to the Adviser, the Board concluded that this was not a factor that needed to be considered at this time.

     FALL-OUT BENEFITS. The Board considered so-called "fall-out benefits" that could be derived by the Adviser and its affiliates from their relationship with the Portfolios and the Morgan Stanley Fund Complex, such as "float" benefits which would be derived from handling of checks for purchases and redemptions of Portfolio shares through a broker-dealer affiliate of the Adviser and "soft dollar" benefits (discussed in the next section). The Board also considered that a broker-dealer affiliate of the Adviser will receive from the Class B shares of the Portfolios 12b-1 fees for shareholder services. The Board also considered that an affiliate of the Adviser, through a joint venture, receives revenue in connection with trading that might be done on behalf of the Portfolios through an electronic trading system network ("ECN"). The Board concluded, based on its experience with other funds managed by the Adviser, that the float benefits and the above-referenced ECN-related revenue were likely to be relatively small and that the 12b-1 fees were competitive with those of other broker-dealer affiliates of investment advisers of mutual funds.

     SOFT DOLLAR BENEFITS. The Board considered whether the Adviser would realize any benefits as a result of brokerage transactions executed through "soft dollar" arrangements. Under such arrangements, brokerage commissions paid by the Portfolios and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Portfolios. The Adviser informed the Board that it will not use Portfolio commissions to pay for third party research. It does expect to use commissions to pay for research which is bundled with execution services. The Board recognized that the receipt of such research from brokers may reduce the Adviser's costs, but concluded that the receipt of such research would strengthen the investment management resources of the Adviser, which may ultimately benefit the Portfolios and other funds in the Morgan Stanley Fund Complex.

     THE ADVISER IS FINANCIALLY SOUND AND FINANCIALLY CAPABLE OF MEETING THE PORTFOLIOS' NEEDS. The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser's operations remain profitable, although increased expenses in recent years have reduced the Adviser's profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

     HISTORICAL RELATIONSHIP BETWEEN THE FUND AND THE ADVISER. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolios' operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Fund to continue its relationship with the Adviser with respect to the Portfolios.

     OTHER FACTORS AND CURRENT TRENDS. The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolios' business.

     GENERAL CONCLUSION. After considering and weighing all of the above factors, the Board concluded it would be in the best interest of each Portfolio and its shareholders to approve the Management Agreement, which will remain in effect for two years and thereafter must be approved annually by the Board if it is to continue in effect.

     EMERGING MARKETS PORTFOLIO. The Emerging Markets Portfolio is managed by the Emerging Markets Equity team. Due to the relocation of an existing member of the Emerging Markets Equity team to Singapore, the Emerging Markets Portfolio's investment adviser recommended that the Board approve an investment sub-advisory agreement with the investment adviser's affiliated office in Singapore. In approving the sub-advisory agreement on behalf of the Emerging Markets Portfolio, the Board, including the Independent Directors, considered that there would be no decrease in the nature or level of the investment advisory services to be provided to the Emerging Markets Portfolio, there would be no increase in the fees to be paid by the Emerging Markets Portfolio and the same investment advisory team would continue to manage the Emerging Markets Portfolio.

     INTERNATIONAL REAL ESTATE PORTFOLIO. The International Real Estate Portfolio is managed by the Real Estate team, which is comprised of members located in both Europe and Singapore. Based on a recommendation from the International Real Estate Portfolio's investment adviser, the Board approved two investment sub-advisory agreements with the investment adviser's affiliated offices in London and Singapore. In approving the sub-advisory agreements on behalf of the International Real Estate Portfolio, the Board, including the Independent Directors, considered that there would be no decrease in the nature or level of the investment advisory services to be provided to the International Real Estate Portfolio, there would be no increase in the fees to be paid by the International Real Estate Portfolio and the same investment advisory team would continue to manage the International Real Estate Portfolio.

PRINCIPAL UNDERWRITER

     Morgan Stanley Distribution, Inc., with principal offices at One Tower Bridge, 100 Front Street, Suite 1100, West Conshohocken, Pennsylvania 19428-2881, serves as principal underwriter to the Fund. For information relating to the services provided by Morgan Stanley Distribution, Inc. See "Distribution of Shares."

FUND ADMINISTRATION

     The Adviser also provides administrative services to the Fund pursuant to an Administration Agreement. The services provided under the Administration Agreement are subject to the supervision of the officers and the Board of Directors of the Fund and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of records, preparation of reports, supervision of the Fund's arrangements with its custodian, and assistance in the preparation of the Fund's registration statement under federal laws. For its services under the Administration Agreement, the Fund pays the Adviser a monthly fee which on an annual basis equals 0.08% of the average daily net assets of each Portfolio other than the Money Market and Municipal Money Market Portfolios and 0.05% of the average daily net assets of each of the Money Market and Municipal Money Market Portfolios. The Adviser may compensate other service providers for performing shareholder servicing and administrative services.

     For the fiscal years ended December 31, 2003, 2004 and 2005, the Fund paid the following administrative fees (no administrative fees were waived):


                                              ADMINISTRATIVE FEES PAID
                                           ------------------------------
                                             2003       2004       2005
PORTFOLIO                                    (000)      (000)      (000)
---------                                  --------   --------   --------
Active International
 Allocation                                $    429   $    606   $    482
Emerging Markets                           $  1,191   $  1,472   $  1,172
Emerging Markets Debt                      $     83   $     91   $     60
Focus Equity                               $    100   $     89   $     47
Global Franchise                           $     84   $     96   $     63
Global Value Equity                        $    108   $    122   $     85
International Equity                       $  7,538   $  9,723   $  6,552
International Growth Equity                $      *          *          0
International Magnum                       $    125   $    119   $     78
International Real Estate                  $     31   $     45   $    106
International Small Cap                    $    953   $  1,493   $  1,094
Large Cap Relative Value                   $    200   $    249   $    148
Money Market                               $  1,650   $    899   $    228
Municipal Money Market                     $  1,193   $    633   $    203
Small Company Growth                       $    686   $  1,348   $  1,189
U.S. Large Cap Growth                      $  1,015   $  1,139   $    549
U.S. Real Estate                           $  1,214   $  1,422   $    987

----------

  *  Not operational for the period.

Note: No information is provided for the Systematic Active Large Cap Core, Systematic Active Small Cap Core, Systematic Active Small Cap Growth and Systematic Active Small Cap Value Portfolios because they were not operational during the last fiscal year ended December 31, 2005.

SUB-ADMINISTRATOR. Under an agreement between the Adviser and J.P. Morgan Investor Services Co. ("JPMorgan"), JPMorgan, a corporate affiliate of JPMorgan Chase Bank, provides certain administrative and accounting services to the Fund. The Adviser supervises and monitors the administrative and accounting services provided by JPMorgan. Their services are also subject to the supervision of the officers and Board of Directors of the Fund. JPMorgan's business address is 73 Tremont Street, Boston, MA 02108-3913.

CUSTODIAN

     JPMorgan Chase, located at 270 Park Avenue, New York, NY 10017, acts as the Fund's custodian. JPMorgan Chase is not an affiliate of the Adviser or the Distributor. In maintaining custody of foreign assets held outside the United States, JPMorgan Chase employs sub-custodians approved by the Board of Directors of the Fund in accordance with regulations of the SEC for the purpose of providing custodial services for such assets.

     In the selection of foreign sub-custodians, the Directors or their delegates consider a number of factors, including, but not limited to, the reliability and financial stability of the institution, the ability of the institution to provide efficiently the custodial services required for the Fund, and the reputation of the institution in the particular country or region.

DIVIDEND DISBURSING AND TRANSFER AGENT

     JPMorgan, P.O. Box 182913, Columbus, OH 43218-2913, provides dividend disbursing and transfer agency services for the Fund pursuant to a Transfer Agency Agreement with the Fund.

PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

     Because the portfolio managers manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest. For purposes of the information provided below, a mandate pursuant to which the Adviser of one of its affiliates acts as an adviser or sub-adviser to a "wrap fee" account is considered one account.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

     The portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio managers.

     BASE SALARY COMPENSATION. Generally, the portfolio managers receive base salary compensation based on the level of his or her position with the Adviser.

     DISCRETIONARY COMPENSATION. In addition to base compensation, the portfolio managers may receive discretionary compensation. Discretionary compensation can include:

     -  Cash Bonus;

     - Morgan Stanley's Equity Incentive Compensation Program (EICP) Awards--a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

     - Investment Management Deferred Compensation Plan (IMDCP) Awards--a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. A portfolio manager must notionally invest a minimum of 25% to a maximum of 75% of the IMDCP deferral into a combination of the designated funds he or she manages that are included in the IMDCP fund menu, which may or may not include one of the Portfolios; and

     - Voluntary Deferred Compensation Plans--voluntary programs that permit certain employees to elect to defer a portion of their discretionary year end compensation and directly or notionally invest the deferred amount; (1) across a range of designated investment funds, including funds advised by the Advisers or its affiliates; and/or (2) in Morgan Stanley stock units.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

     - Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups. Generally, the greatest weight is placed on the three- and five-year periods;

     - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager;

     -  Contribution to the business objectives of the Adviser;

     -  The dollar amount of assets managed by the portfolio manager;

     -  Market compensation survey research by independent third parties;

     -  Other qualitative factors, such as contributions to client objectives;
        and

     - Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

     OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER. As of December 31, 2005, Ann D. Thivierge managed six mutual funds with a total of approximately $2.5 billion in assets; one pooled investment vehicle other than mutual funds with a total of approximately $529.5 million in assets; and 43 other accounts with a total of approximately $5.8 billion in assets. Of these other accounts, two accounts with a total of approximately $250.8 million in assets had performance based fees.

     SECURITIES OWNERSHIP OF PORTFOLIO MANAGER. As of December 31, 2005, the dollar range of securities beneficially owned by Ann D. Thivierge in the Portfolio was $500,000-$1,000,000.

EMERGING MARKETS DEBT PORTFOLIO

     OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of December 31, 2005, Abigail L. McKenna managed seven mutual funds with a total of approximately $1.1 billion in assets; six pooled investment vehicles other than mutual funds with a total of approximately $571 million in assets; and three other accounts with a total of approximately $589.7 million in assets. Eric J. Baurmeister managed seven mutual funds with a total of approximately $1.1 billion in assets; six pooled investment vehicles other than mutual funds with a total of approximately $571 million in assets; and three other accounts with a total of approximately $589.7 million in assets. Federico L. Kaune managed seven mutual funds with a total of approximately $1.1 billion in assets; six pooled investment vehicles other than mutual funds with a total of approximately $571 million in assets; and three other accounts with a total of approximately $589.7 million in assets.

     SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2005, the dollar range of securities beneficially owned by each of Abigail L. McKenna, Eric J. Baurmeister and Federico L. Kaune in the Portfolio was
$10,001-$50,000(1), $10,001-$50,000(1) and $0, respectively.

----------

(1) The Portfolio Manager also has made investments in one or more other mutual funds managed by the same portfolio management team pursuant to a similar strategy.

EMERGING MARKETS PORTFOLIO

     OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of December 31, 2005, Narayan Ramachandran managed nine mutual funds with a total of approximately $5.6 billion in assets; three pooled investment vehicles other than mutual funds with a total of approximately $3.6 billion in assets; and 26 other accounts with a total of approximately $5.1 billion in assets. Of these other accounts, five accounts with a total of approximately $1.4 billion in assets had performance fees. Ruchir Sharma managed eight mutual funds with a total of approximately $5.6 billion in assets; one pooled investment vehicle other than mutual funds with a total of approximately $664.6 million in assets; and two other accounts with a total of approximately $666.4 million in assets.

     SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2005, the dollar range of securities beneficially owned by each of Narayan Ramachandran and Ruchir Sharma in the Portfolio was $100,001-$500,000 and $0, respectively.

FOCUS EQUITY PORTFOLIO

     OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of December 31, 2005, Dennis P. Lynch managed 33 mutual funds with a total of approximately $15.6 billion in assets; four pooled investment vehicles other than mutual funds with a total of approximately $1.3 billion in assets; and 10,849 other accounts (including accounts managed under certain "wrap fee" programs) with a total of approximately $2.7 billion in assets. David S. Cohen managed 33 mutual funds with a total of approximately $15.6 billion in assets; four pooled investment vehicles other than mutual funds with a total of approximately $1.3 billion in assets; and 10,849 other accounts (including accounts managed under certain "wrap fee" programs) with a total of approximately $2.7 billion in assets. Sam G. Chainani managed 33 mutual funds with a total of approximately $15.6 billion in assets; four pooled investment vehicles other than mutual funds with a total of approximately $1.3 billion in assets; and 10,849 other accounts (including accounts managed under certain "wrap fee" programs) with a total of approximately $2.7 billion in assets. Alexander T. Norton managed 33 mutual funds with a total of approximately $15.6 billion in assets; four pooled investment vehicles other than mutual funds with a total of approximately $1.3 billion in assets; and 10,849 other accounts (including accounts managed under certain "wrap fee" programs) with a total of approximately $2.7 billion in assets.

     SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2005, Dennis P. Lynch, David S. Cohen, Sam G. Chainani and Alexander T. Norton did not own any securities in the Portfolio.

GLOBAL FRANCHISE PORTFOLIO

     OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of December 31, 2005, Hassan Elmasry managed eight mutual funds with a total of approximately $8.1 billion in assets; five pooled investment vehicles other than mutual funds with a total of approximately $2.6 billion in assets; and 16 other accounts with a total of approximately $1.7 billion in assets. Ewa Borowska managed four mutual funds with a total of approximately $2.5 billion in assets; no pooled investment vehicles other than mutual funds; and no other accounts. Paras Dodhia managed three mutual funds with a total of approximately $2.4 billion in assets; no pooled investment vehicles other than mutual funds; and no other accounts. Michael Allison managed three mutual funds with a total of approximately $365.4 million in assets; no pooled investment vehicles other than mutual funds; and no other accounts. Jayson Vowles managed three mutual funds with a total of approximately $2.4 billion in assets; no pooled investment vehicles other than mutual funds; and no other accounts.

     SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2005, the dollar range of securities beneficially owned by each of Hassan Elmasry, Ewa Borowska, Paras Dodhia, Michael Allison and Jayson Vowles in the Portfolio was $100,001-$500,000, $10,001-$50,000, $10,001-$50,000, $100,001-$500,000 and
$1-$10,001, respectively.

GLOBAL VALUE EQUITY PORTFOLIO

     OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of December 31, 2005, Frances Campion managed seven mutual funds with a total of approximately $2.3 billion in assets; ten pooled investment vehicles other than mutual funds with a total of approximately $1.6 billion in assets; and 616 other accounts (including accounts managed under certain "wrap fee programs") with a total of approximately $2.3 billion in assets. Colin McQueen managed seven mutual funds with a total of approximately $2.3 billion in assets; ten pooled investment vehicles other than mutual funds with a total of approximately $1.6 billion in assets; and 616 other accounts (including separate accounts managed under certain "wrap fee programs") with a total of approximately $2.3 billion in assets. Douglas McGraw managed seven mutual funds with a total of approximately $2.3 billion in assets; ten pooled investment vehicles other than mutual funds with a total of approximately $1.6 billion in assets; and 616 other accounts (including accounts managed under certain "wrap fee programs") with a total of approximately $2.3 billion in assets. Martin Moorman managed seven mutual funds with a total of approximately $2.3 billion in assets; ten pooled investment vehicles other than mutual funds with a total of approximately $1.6 billion in assets; and 616 other accounts (including accounts managed under certain "wrap fee programs") with a total of approximately $2.3 billion in assets. Noreen Griffin managed seven mutual funds with a total of approximately $2.3 billion in assets; ten pooled investment vehicles other than mutual funds with a total of approximately $1.6 billion in assets; and 616 other accounts (including separate accounts managed under certain "wrap fee programs") with a total of approximately $2.3 billion in assets.

     SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2005, the dollar range of securities beneficially owned by each of Frances Campion, Colin McQueen, Douglas McGraw, Martin Moorman and Noreen Griffin in the Portfolio was $50,001-$100,000, $0, $1-$10,000, $1-$10,000 and $0, respectively.

INTERNATIONAL EQUITY PORTFOLIO

     OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of December 31, 2005, William Lock managed five mutual funds with a total of approximately $9.9 billion in assets; three pooled investment vehicles other than mutual funds with a total of approximately $11.8 billion in assets; and ten other accounts with a total of approximately $7.3 billion in assets. Peter J. Wright managed five mutual funds with a total of approximately $9.9 billion in assets; three pooled investment vehicles other than mutual funds with a total of approximately $11.8 billion in assets; and 11 other accounts with a total of approximately $5.4 billion in assets. Walter Riddell managed five mutual funds with a total of approximately $9.9 billion in assets; three pooled investment vehicles other than mutual funds with a total of approximately $11.8 billion in assets; and four other accounts with a total of approximately $1.4 billion in assets. As of March 31, 2006, John S. Goodacre managed two mutual funds with a total of approximately $8.5 billion in assets; four pooled investment vehicles other than mutual funds with a total of approximately $13.5 billion in assets; and no other accounts.

     SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2005, the dollar range of securities beneficially owned by each of William Lock, Peter J. Wright, Walter Riddell and John S. Goodacre in the Portfolio was
$500,001-$1,000,000, $500,001-$1,000,000, $100,001-$500,000 and
$50,001-$100,000, respectively.

INTERNATIONAL GROWTH EQUITY PORTFOLIO

     OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of December 31, 2005, Johannes B. van den Berg managed two mutual funds with a total of approximately $28.2 million in assets; no pooled investment vehicles other than mutual funds; and two other accounts with a total of approximately $7.6 million in assets. David Sugimoto managed two mutual funds with a total of approximately $28.2 million in assets; no pooled investment vehicles other than mutual funds; and two other accounts with a total of approximately $7.6 million in assets.

     SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2005, Johannes B. van den Berg and David Sugimoto did not own any securities in the Portfolio.

INTERNATIONAL MAGNUM PORTFOLIO

     OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER. As of December 31, 2005, Francine J. Bovich managed four mutual funds with a total of approximately $653.1 million in assets; one pooled investment vehicle other than mutual funds with a total of approximately $160 million in assets; and 36 other accounts with a total of approximately $4.3 billion in assets. Of these other accounts, one account with a total of approximately $216.2 million in assets had a performance based fee. Johannes B. van den Berg managed two mutual funds with a total of approximately $28.2 million in assets; no pooled investment vehicles; and two other accounts with a total of approximately 7.6 million in assets. David Sugimoto managed two mutual funds with a total of approximately $28.2 million in assets; no pooled investment vehicles; and two other accounts with a total of approximately 7.6 million in assets. Kunihko Sugio managed three mutual funds with a total of approximately $721.6 million in assets; four pooled investment vehicles with a total of approximately $762.8 million in assets; and 12 other accounts with a total of approximately $3.6 billion in assets. Narayan Ramachandran managed nine mutual funds with a total of approximately $5.6 billion in assets; three pooled investment vehicles with a total of approximately $3.6 billion in assets; and 26 other accounts with a total of approximately $5.1 billion in assets. As of April 13, 2006, Felicity Smith managed two funds with a total of approximately $816.5 million in assets; no pooled investment vehicles; and no other accounts.

     SECURITIES OWNERSHIP OF PORTFOLIO MANAGER. As of December 30, 2005, the dollar range of securities beneficially owned by Francine J. Bovich Johannes B. van den Berg, David Sugimoto, Kunihko Sugio, Narayan Ramachandran and Felicity Smith in the Portfolio was $50,001-$100,000, $0, $0, $0, $0 and $0,
respectively.

INTERNATIONAL REAL ESTATE PORTFOLIO

     OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of December 31, 2005, Theodore R. Bigman managed 11 mutual funds with a total of approximately $6.6 billion in assets; five pooled investment vehicles other than mutual funds with a total of approximately $1.5 billion in assets; and 768 other accounts (including accounts managed under certain "wrap fee programs") with a total of approximately $2.8 billion in assets. Of these other accounts, four accounts with a total of approximately $308.2 million in assets had performance based fees. Michael te Paske managed six mutual funds with a total of approximately $584.8 million in assets; four pooled investment vehicles other than mutual funds with a total of approximately $854.4 million in assets; and nine other accounts with a total of $659.3 million in assets. Sven van Kemenade managed three mutual funds with a total of approximately $417.1 million in assets; one pooled investment vehicle other than mutual funds with a total of approximately $431.7 million in assets; and nine other accounts with a total of approximately $834.1 million in assets. Angeline Ho managed three mutual funds with a total of approximately $511.4 million in assets; two pooled investment vehicles other than mutual funds with a total of approximately $850.6 million in assets; and three other accounts with a total of approximately $322.7 million in assets.

     SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2005, the dollar range of securities beneficially owned by each of Theodore R. Bigman, Michael te Paske, Sven van Kemenade and Angeline Ho in the Portfolio was $100,001-$500,000, $0, $10,001-$50,000 and $0, respectively.

INTERNATIONAL SMALL CAP PORTFOLIO

     OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of December 31, 2005, Margaret Naylor managed three mutual funds with a total of approximately $1.6 billion in assets; four pooled investment vehicles other than mutual funds with a total of approximately $1 billion in assets; and ten other accounts with a total of approximately $2 billion in assets. Nathalie Degans managed two mutual funds with a total of approximately $1.5 billion in assets; two pooled investment vehicles other than mutual funds with a total of approximately $572.6 million in assets; and four other accounts with a total of $358.6 million in assets. Arthur Pollock managed two mutual funds with a total of approximately $1.5 billion in assets; no pooled investment vehicles other than mutual funds; and no other accounts. Alistair Corden-Lloyd managed two mutual funds with a total of approximately $1.5 billion in assets; no pooled investment vehicles other than mutual funds; and no other accounts.

     SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2005, the dollar range of securities beneficially owned by each of Margaret Naylor, Nathalie Degans, Arthur Pollock and Alistair Corden-Lloyd in the Portfolio was $10,001-50,000, $50,001-$100,000, $10,001-$50,000 and $1-10,000, respectively.

LARGE CAP RELATIVE VALUE PORTFOLIO

     OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of December 31, 2005, James A. Gilligan managed 22 mutual funds with a total of approximately $32 billion in assets; no pooled investment vehicles other than mutual funds; and 2,096 other accounts (including accounts managed under certain "wrap fee programs") with a total of approximately $1.1 billion in assets. James O. Roeder managed 22 mutual funds with a total of approximately $32 billion in assets; no pooled investment vehicles other than mutual funds; and 2,096 other accounts (including accounts managed under certain "wrap fee programs") with a total of approximately $1.1 billion in assets. Thomas Bastian managed 22 mutual funds with a total of approximately $32 billion in assets; no pooled investment vehicles other than mutual funds; and 2,096 other accounts (including accounts managed under certain "wrap fee programs") with a total of approximately $1.1 billion in assets. Sergio Marcheli managed 22 mutual funds with a total of approximately $32 billion in assets; no pooled investment vehicles other than mutual funds; and 2,096 other accounts (including accounts managed under certain "wrap fee programs") with a total of approximately $1.1 billion in assets. Vincent E. Vizachero managed 22 mutual funds with a total of approximately $32 billion in assets; no pooled investment vehicles other than mutual funds; and 2,096 other accounts (including accounts managed under certain "wrap fee programs") with a total of approximately $1.1 billion in assets.

     SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2005, James
A. Gilligan, James O. Roeder, Thomas Bastian, Sergio Marcheli and Vincent E. Vizachero did not own any securities in the Portfolio.

SMALL COMPANY GROWTH PORTFOLIO

     OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of December 31, 2005, Dennis P. Lynch managed 33 mutual funds with a total of approximately $15.6 billion in assets; four pooled investment vehicles other than mutual funds with a total of $1.3 billion in assets; and 10,849 other accounts (including accounts managed under certain "wrap fee programs") with a total of approximately $2.7 billion in assets. David S. Cohen managed 33 mutual funds with a total of approximately $15.6 billion in assets; four pooled investment vehicles other than mutual funds with a total of approximately $1.3 billion in assets; and 10,849 other accounts (including accounts managed under certain "wrap fee programs") with a total of approximately $2.7 billion in assets. Sam G. Chainani managed 33 mutual funds with a total of approximately $15.6 billion in assets; four pooled investment vehicles other than mutual funds with a total of approximately $1.3 billion in assets; and 10,849 other accounts (including accounts managed under certain "wrap fee programs") with a total of approximately $2.7 billion in assets. Alexander T. Norton managed 33 mutual funds with a total of approximately $15.6 billion in assets; four pooled investment vehicles other than mutual funds with a total of approximately $1.3 billion in assets; and

10,849 other accounts (including accounts managed under certain "wrap fee programs") with a total of approximately $2.7 billion in assets.

     SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2005, the dollar range of securities beneficially owned by each of Dennis P. Lynch, David
S. Cohen, Sam G. Chainani and Alexander T. Norton in the Portfolio was $100,001-$500,000, $100,001-$500,000, $10,001-$50,000 and $10,001-$50,000,
respectively.

SYSTEMATIC ACTIVE LARGE CAP CORE PORTFOLIO
SYSTEMATIC ACTIVE SMALL CAP CORE PORTFOLIO
SYSTEMATIC ACTIVE SMALL CAP VALUE PORTFOLIO
SYSTEMATIC ACTIVE SMALL CAP GROWTH PORTFOLIO

     OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of December 31, 2005, Sandip Bhagat managed three mutual funds with a total of approximately $1.7 billion in assets; one pooled investment vehicle other than mutual funds with a total of approximately $6.7 million in assets; and seven other accounts with a total of approximately $476.9 million in assets. Of these other accounts, one accounts with a total of approximately $216.2 million in assets, had performance based fees. Feng Chang managed two mutual funds with a total of approximately $1.6 billion in assets; no pooled investment vehicle other than mutual funds; and no other accounts.

     SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2005, Sandip Bhagat and Feng Chang did not own any securities of the Portfolios.

U.S. LARGE CAP GROWTH PORTFOLIO

     OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of December 31, 2005, Dennis P. Lynch managed 33 mutual funds with a total of approximately $15.6 billion in assets; four pooled investment vehicles other than mutual funds with a total of approximately $1.3 billion in assets; and 10,849 other accounts (including accounts managed under certain "wrap fee programs") with a total of approximately $2.7 billion in assets. David S. Cohen managed 33 mutual funds with a total of approximately $15.6 billion in assets; four pooled investment vehicles other than mutual funds with a total of approximately $1.3 billion in assets; and 10,850 other accounts (including accounts managed under certain "wrap fee programs") with a total of approximately $2.7 billion in assets. Of these other accounts, one account with a total of approximately $216.2 million in assets had a performance based fee. Sam G. Chainani managed 33 mutual funds with a total of approximately $15.6 billion in assets; four pooled investment vehicles other than mutual funds with a total of approximately $1.3 billion in assets; and 10,849 other accounts (including accounts managed under certain "wrap fee programs") with a total of approximately $2.7 billion in assets. Alexander T. Norton managed 33 mutual funds with a total of approximately $15.6 billion in assets; four pooled investment vehicles other than mutual funds with a total of approximately $1.3 billion in assets; and 10,849 other accounts (including accounts managed under certain "wrap fee programs") with a total of approximately $2.9 billion in assets.

     SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2005, the dollar range of securities beneficially owned by each of Dennis P. Lynch, David
S. Cohen, Sam G. Chainani and Alexander T. Norton in the Portfolio was $100,001-$500,000, $10,001-$50,000, $0 and $1-$10,000, respectively.

U.S. REAL ESTATE PORTFOLIO

     OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER. As of December 31, 2005, Theodore R. Bigman managed 11 mutual funds with a total of approximately $6.6 billion in assets; five pooled investment vehicles other than mutual funds with a total of approximately $1.5 billion in assets; and 768 other accounts (including accounts managed under certain "wrap fee programs") with a total of $2.8 billion in assets. Of these other accounts, four accounts with a total of approximately $308.2 million in assets had performance based fees.

     SECURITIES OWNERSHIP OF PORTFOLIO MANAGER. As of December 31, 2005, the dollar range of securities beneficially owned by Theodore R. Bigman in the Portfolio was 500,001-$1,000,000.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Ernst & Young LLP, located at 200 Clarendon Street, Boston, MA 02116, serves as the Fund's independent registered public accounting firm and audits the annual financial statements of each Portfolio.

FUND COUNSEL

     Clifford Chance US LLP, located at 31 West 52nd Street, New York, NY 10019, acts as the Fund's legal counsel.

                             DISTRIBUTION OF SHARES

     Morgan Stanley Distribution, Inc., an indirect wholly owned subsidiary of Morgan Stanley, serves as the Fund's exclusive distributor of Portfolio shares pursuant to a Distribution Agreement. In addition, to promote the sale of Fund shares, the Fund has adopted a Plan of Distribution with respect to the Class B shares of each Portfolio (except the Money Market, Municipal Money Market and International Small Cap Portfolios which do not offer Class B shares) under Rule 12b-1 of the 1940 Act (each, a "Plan"). Under each Plan, Morgan Stanley Distribution, Inc. is entitled to receive as compensation from each Portfolio a fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the average daily net assets of the Class B shares. Each Plan is designed to compensate Morgan Stanley Distribution, Inc. for its services in connection with distributing shares of all Portfolios. Morgan Stanley Distribution, Inc. may retain any portion of the fees it does not expend in meeting its obligations to the Fund. Morgan Stanley Distribution, Inc. may compensate financial intermediaries, plan fiduciaries and administrators, which may or may not be affiliated with Morgan Stanley, for providing distribution-related services, including account maintenance services, to shareholders (including, where applicable, underlying beneficial owners) of the Fund. Morgan Stanley Distribution, Inc. and the Adviser also may compensate third parties out of their own assets.

     The Plans for the Class B shares were most recently approved by the Fund's Board of Directors, including the Independent Directors, none of whom has a direct or indirect financial interest in the operation of a Plan or in any agreements related thereto, on April 25, 2006.

     The following table describes the 12b-1 fees paid by each Portfolio with respect to its Class B shares pursuant to the Plan and the distribution-related expenses for each Portfolio with respect to its Class B shares for the fiscal year ended December 31, 2005. To the extent that expenditures on distribution-related activities exceed the fees paid by a Portfolio, the excess amounts were paid by the Adviser or Morgan Stanley Distribution, Inc. out of their own resources.


                                                                                                                   12b-1 FEES
                                                     PRINTING AND                                                 RETAINED BY
                                          TOTAL       MAILING OF                                                     MORGAN
                                      DISTRIBUTION   PROSPECTUSES                                                STANLEY & CO./
                                      (12b-1) FEES   TO OTHER THAN                                  INTERNAL     (EXPENDITURES
                                        PAID BY         CURRENT      SHAREHOLDER       SUB-           SUB-        IN EXCESS OF
PORTFOLIO                              PORTFOLIO      SHAREHOLDERS    SERVICING    DISTRIBUTION   DISTRIBUTION    12b-1 FEES)
-------------------------------------------------------------------------------------------------------------------------------
Active International Allocation       $      6,047   $   19,278.09   $         0   $      4,425    $    1,254     $        368
Emerging Markets                           234,095       37,824.32             0        221,903         6,882            5,310
Emerging Markets Debt                        1,236       12,158.22             0             --           389              847
Focus Equity                                21,438       12,561.28             0         12,337         6,387            2,714
Global Franchise                            10,643       17,506.18             0             --         8,377            2,266
Global Value Equity                         69,857      103,956.33             0         67,476           613            1,768
International Equity                     2,860,507       70,316.44             0      2,786,971        34,062           39,474
International Growth Equity                      3              --             0             --            --                3
International Magnum                         7,586       16,652.61             0          6,961           495              130
International Real Estate                    4,671        3,743.09             0          2,752           186            1,733
International Small Cap                          0       25,602.07             0             --            --               --
Large Cap Relative Value                   224,302        7,554.23             0        222,613           765              924
Small Company Growth                     1,898,118       53,071.80             0      1,879,025         3,472           15,621
U.S. Large Cap Growth                      226,081       16,374.78             0        221,319         2,806            1,956
U.S. Real Estate                           384,271       31,127.81             0        358,902         3,686           21,683

----------

Note: No information is provided for the Systematic Active Large Cap Core, Systematic Active Small Cap Core, Systematic Active Small Cap Growth and Systematic Active Small Cap Value Growth Portfolios because they were not operational during the last fiscal year ended December 31, 2005. No information is provided for the International Small Cap, Money Market and Municipal Money Market Portfolios because they do not offer Class B shares.

REVENUE SHARING

     The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Portfolios, to affiliates, certain insurance companies and/or other financial intermediaries ("Intermediaries") in connection with the sale or retention of shares of the Portfolios and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to Intermediaries for the purpose of promoting the sale of Portfolio shares, maintaining share balances and/or for sub-accounting, recordkeeping, administrative or transaction processing services. Such payments are in addition to any distribution-related or shareholder servicing fees that may be payable by the Portfolios. The additional payments are generally based on current assets, but may also be based on other measures as determined from time to time by the Adviser or Distributor (E.G., gross sales or number of accounts). The amount of these payments, as determined from time to time by the Adviser or the Distributor, may be different for different Intermediaries.

     The additional payments currently made to certain affiliated entities of the Adviser or the Distributor ("Affiliated Entities") and Intermediaries include the following annual amounts paid out of the Adviser's or the Distributor's own funds:

       (1) With respect to Affiliated Entities, an amount equal to 35% of each Portfolio's advisory fees accrued from the average daily net assets of shares of the Portfolio held in the Affiliated Entity's accounts, except for the Money Market Portfolio and the Municipal Money Market Portfolio;

       (2) With respect to Affiliated Entities, for sales of shares of the Money Market Portfolio and the Municipal Money Market Portfolio, an amount equal to 0.10% of the average daily net assets of shares of the Portfolio held in the Affiliated Entity's accounts; and

       (3) With respect to Intermediaries, an amount up to 0.10% of the average daily net assets of shares of the Portfolio held in the Intermediaries' accounts.

     The prospect of receiving, or the receipt of, additional compensation as described above by Affiliated Entities or other Intermediaries may provide Affiliated Entities and such Intermediaries and their representatives or employees with an incentive to favor sales of shares of the Portfolios over other investment options with respect to which the Affiliated Entity or Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of a Portfolio. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Portfolio shares. Investors should review carefully any disclosure provided by an Affiliated Entity or Intermediary as to its compensation.

                               BROKERAGE PRACTICES

PORTFOLIO TRANSACTIONS

     MSIM, as each Portfolio's investment adviser, is responsible for decisions to buy and sell securities for each Portfolio, for broker-dealer selection and for negotiation of commission rates. The Adviser and/or Sub-Advisers are prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities may be traded as agency transactions through broker dealers or traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

     On occasion, a Portfolio may purchase certain money market instruments directly from an issuer without payment of a commission or concession. Money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.

     The Fund anticipates that certain of its transactions involving foreign securities will be effected on securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

     MSIM serves as investment adviser to a number of clients, including other investment companies. The Adviser attempts to equitably allocate purchase and sale transactions among the Portfolios of the Fund and other client accounts. To that end, the Adviser considers various factors, including respective investment objectives, relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, size of investment commitments generally held and the opinions of the persons responsible for managing the Portfolios of the Fund and other client accounts.

     The Adviser selects the brokers or dealers that will execute the purchases and sales of investment securities for each Portfolio. The Adviser seeks the best execution for all portfolio transactions. A Portfolio may pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. The Adviser is unable to ascertain the value of these services due to the subjective nature of their determinations.

AFFILIATED BROKERS

     Subject to the overriding objective of obtaining the best execution of orders, the Fund may use broker-dealer affiliates of the Adviser to effect Portfolio brokerage transactions under procedures adopted by the Fund's Board of Directors. Pursuant to these procedures, the Adviser uses two broker-dealer affiliates, Morgan Stanley Distribution, Inc. (including Morgan Stanley International Limited) and Morgan Stanley DW Inc. ("Morgan Stanley DW"), each of which is wholly owned by Morgan Stanley, for such transactions, the commission rates and other remuneration paid to Morgan Stanley Distribution, Inc. or Morgan Stanley DW must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.

BROKERAGE COMMISSIONS PAID

     During the fiscal years ended December 31, 2003, 2004 and 2005, the Fund paid brokerage commissions of approximately $19,341,260, $21,241,237 and $18,647,895, respectively. During the fiscal years ended December 31, 2003, 2004 and 2005, the Fund paid in the aggregate $54,507, $71,869 and $39,227, respectively, in brokerage commissions to Morgan Stanley & Co. Incorporated (the Fund's distributor until April 28, 2005). During the fiscal year ended December 31, 2005, the brokerage commissions paid to Morgan Stanley & Co. Incorporated represented approximately 0.21% of the total brokerage commissions paid by the Fund during the year 2005 and were paid on account of transactions having an aggregate dollar value equal to approximately 0.42% of the aggregate dollar value of all portfolio transactions of the Fund during the year 2005 for which commissions were paid. During the fiscal years ended December 31, 2003, 2004 and 2005, the Fund paid no brokerage commissions to Morgan Stanley DW.

     For the fiscal year ended December 31, 2005, each Portfolio of the Fund paid brokerage commissions, including brokerage commissions paid to affiliated broker-dealers as follows:


                                         BROKERAGE COMMISSIONS PAID DURING FISCAL YEAR ENDED
                                                         DECEMBER 31, 2005
                                       ------------------------------------------------------
                                                               COMMISSIONS PAID TO
                                                        MORGAN STANLEY & CO. INCORPORATED
                                                     ----------------------------------------
                                          TOTAL                     PERCENT OF      TOTAL
                                       COMMISSIONS      TOTAL         TOTAL        BROKERED
PORTFOLIO                                  PAID      COMMISSIONS   COMMISSIONS   TRANSACTIONS
---------                              -----------   -----------   -----------   ------------
Active International Allocation        $   402,545   $         0          0%             0%
Emerging Markets                       $ 3,667,659   $    28,800       0.79%          0.86%
Emerging Markets Debt                  $     3,520   $         0          0%             0%
Focus Equity                           $    72,061   $     2,283       3.17%          6.69%
Global Franchise                       $    39,341   $         0          0%             0%
Global Value Equity                    $    63,007   $       149       0.24%          0.22%
International Equity                   $ 6,391,287   $         0          0%             0%
International Growth Equity            $         0   $         0          0%             0%
International Magnum                   $    95,803   $         0          0%             0%
International Real Estate              $   539,257   $         0          0%             0%
International Small Cap                $ 2,014,611   $         0          0%             0%
Large Cap Relative Value               $   154,576   $         0          0%             0%
Money Market                           $         0   $         0          0%             0%
Municipal Money Market                 $         0   $         0          0%             0%
Small Company Growth                   $ 3,128,324   $       612       0.02%          0.02%
U.S. Large Cap Growth                  $ 1,023,091   $     6,769       0.66%          2.61%
U.S. Real Estate                       $ 1,051,499   $       614       0.06%          0.45%

----------

Note: No information is provided for the Systematic Active Large Cap Core, Systematic Active Small Cap Core, Systematic Active Small Cap Growth and Systematic Active Small Cap Value Portfolios because they were not operational during the last fiscal year ended December 31, 2005.

     For the fiscal years ended December 31, 2004 and 2003, each Portfolio of the Fund paid brokerage commissions, including brokerage commissions paid to affiliated broker-dealers as follows:


                                          BROKERAGE COMMISSION PAID DURING FISCAL YEARS ENDED
                                                     DECEMBER 31, 2004 AND 2003
                                       ---------------------------------------------------------
                                           FISCAL YEAR ENDED              FISCAL YEAR ENDED
                                           DECEMBER 31, 2004              DECEMBER 31, 2003
                                       ---------------------------   ---------------------------
                                                        MORGAN                        MORGAN
                                                     STANLEY & CO.                 STANLEY & CO.
PORTFOLIO                                 TOTAL      INCORPORATED       TOTAL      INCORPORATED
---------                              -----------   -------------   -----------   -------------
Active International Allocation        $   251,955   $           0   $   200,090   $           0
Emerging Markets                       $ 3,356,937   $      57,072   $ 3,487,074   $      35,686
Emerging Markets Debt                  $     5,646   $           0   $     5,326   $           0
Focus Equity                           $   220,358   $       1,214   $   268,574   $       1,202
Global Franchise                       $    30,988   $           0   $    33,463   $           0
Global Value Equity                    $    66,400   $         880   $    99,316   $       4,802
International Equity                   $ 7,638,942   $           0   $ 6,176,877   $           0
International Growth Equity            $         0   $           0   $         0   $           0
International Magnum                   $   131,227   $         543   $   192,459   $         552
International Real Estate              $    65,927   $           0   $    39,534   $           0
International Small Cap                $ 1,489,465   $           0   $   988,428   $           0
Large Cap Relative Value               $   283,821   $       3,449   $   455,221   $         938
Money Market                           $         0   $           0   $         0   $           0
Municipal Money Market                 $         0   $           0   $         0   $           0
Small Company Growth                   $ 3,841,734   $           0   $ 3,835,504   $           0
U.S. Large Cap Growth                  $ 3,076,048   $       8,711   $ 2,591,700   $       2,871
U.S. Real Estate                       $   564,370   $           0   $   511,505   $           0

----------

Note: No information is provided for the Systematic Active Large Cap Core, Systematic Active Small Cap Core, Systematic Active Small Cap Growth and Systematic Active Small Cap Value Portfolios because they were not operational during the last fiscal year ended December 31, 2005.

DIRECTED BROKERAGE. During the fiscal year ended December 31, 2005, the Portfolios paid brokerage commissions to brokers because of research services provided as follows:


                                                 BROKERAGE COMMISSIONS      AGGREGATE DOLLAR AMOUNT OF
                                              DIRECTED IN CONNECTION WITH   TRANSACTIONS FOR WHICH SUCH
                                               RESEARCH SERVICES PROVIDED   COMMISSIONS WERE PAID FOR
                                                 FOR FISCAL YEAR ENDED          FISCAL YEAR ENDED
PORTFOLIO                                          DECEMBER 31, 2005            DECEMBER 31, 2005
---------                                     ---------------------------   --------------------------
Active International Allocation                       $        704               $     1,408,226
Emerging Markets                                      $          0               $             0
Emerging Markets Debt                                 $          0               $             0
Focus Equity                                          $      5,591               $     6,094,496
Global Franchise                                      $     15,822               $    11,618,248
Global Value Equity                                   $     24,879               $    15,812,392
International Equity                                  $  3,834,944               $ 2,106,489,399
International Growth Equity                           $          0               $             0
International Magnum                                  $     34,581               $    19,517,549
International Real Estate                             $     47,083               $    26,392,703
International Small Cap                               $  1,026,820               $   528,571,000
Large Cap Relative Value                              $      8,972               $     9,238,778
Small Company Growth                                  $    276,122               $   169,569,772
U.S. Large Cap Growth                                 $     94,515               $   108,822,736
U.S. Real Estate                                      $    117,985               $    86,917,464

----------

Note: No information is provided for the Systematic Active Large Cap Core, Systematic Active Small Cap Core, Systematic Active Small Cap Growth and Systematic Active Small Cap Value Portfolios because they were not operational during the last fiscal year ended December 31, 2005. No information is provided for the Money Market and Municipal Money Market Portfolios during the last fiscal year ended December 31, 2005, because they did not pay any brokerage commissions in connection with research.

REGULAR BROKER-DEALERS

     The Fund's regular broker-dealers are (i) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the Fund; (ii) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and (iii) the ten broker-dealers that sold the largest dollar amount of Portfolio shares. During the fiscal year ended December 31, 2005, the following Portfolios purchased securities issued by the Fund's regular broker-dealers:


                                                                        VALUE OF PORTFOLIO
                                                                           HOLDING AS OF
PORTFOLIO                                REGULAR BROKER-DEALER           DECEMBER 31, 2005
---------                            ------------------------------     ------------------
Active International Allocation      UBS AG                               $   7,175,000
                                     Deutsche Bank AG                         5,098,000
                                     ABN Amro Holding                         3,040,000
                                     Credit Suisse Group                      2,369,000
Emerging Markets Debt                ABN Amro Holding                         1,965,000
Global Value Equity                  Citigroup, Inc.                          4,574,000
                                     Merrill Lynch & Co., Inc.                1,486,000
                                     UBS AG                                   1,301,000
International Growth Equity          Deutsche Bank AG                            70,000
International Equity                 UBS AG                                 136,735,000
                                     ABN Amro Holding                       109,804,000
                                     Credit Suisse Group                     38,798,000
International Magnum                 UBS AG                                   1,102,000
                                     Credit Suisse Group                        635,000
                                     Deutsche Bank AG                           506,000
Large Cap Relative Value             J.P. Morgan Chase & Co.                  6,471,000
                                     Merrill Lynch & Co. Inc.                 5,497,000
                                     Citigroup, Inc.                          5,284,000
                                     Bank of America Corp.                    3,071,000
                                     Goldman Sachs Group, Inc.                1,381,000
Money Market                         Goldman Sachs Group, Inc.               17,993,000


PORTFOLIO TURNOVER

     The Portfolios generally do not invest for short-term trading purposes; however, when circumstances warrant, each Portfolio may sell investment securities without regard to the length of time they have been held. Market conditions in a given year could result in a higher or lower portfolio turnover rate than expected and the Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their investment objectives and policies. Higher portfolio turnover (E.G., over 100%) necessarily will cause the Portfolios to pay correspondingly increased brokerage and trading costs. In addition to transaction costs, higher portfolio turnover may result in the realization of capital gains. As discussed under "Taxes," to the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

                               GENERAL INFORMATION

FUND HISTORY

     The Fund was incorporated pursuant to the laws of the State of Maryland on June 16, 1988 under the name Morgan Stanley Institutional Fund, Inc. The Fund filed a registration statement with the SEC registering itself as an open-end management investment company offering diversified and non-diversified series under the 1940 Act and its shares under the 1933 Act, and commenced operations on November 15, 1988. On December 1, 1998, the Fund changed its name to Morgan Stanley Dean Witter Institutional Fund, Inc. Effective May 1, 2001, the Fund changed its name to Morgan Stanley Institutional Fund, Inc.

DESCRIPTION OF SHARES AND VOTING RIGHTS

     The Fund's Amended and Restated Articles of Incorporation permit the Directors to issue 29 billion shares of common stock, par value $.001 per share ($.003 with respect to the Emerging Markets Debt Portfolio--Class A and Class B shares), from an unlimited number of classes or series of shares. The shares of each Portfolio of the Fund, when issued, are fully paid and nonassessable, and have no preference as to conversion, exchange, dividends, retirement or other features. Portfolio shares have no pre-emptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of

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Directors can elect 100% of the Directors if they choose to do so. Shareholders are entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in their name on the books of the Fund.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     The Fund's policy is to distribute substantially all of each Portfolio's net investment income, if any. The Fund may also distribute any net realized capital gains in the amount and at the times that will avoid both income (including taxable gains) taxes on it and the imposition of the federal excise tax on income and capital gains (see "Taxes"). However, the Fund may also choose to retain net realized capital gains and pay taxes on such gains. The amounts of any income dividends or capital gains distributions cannot be predicted.

     Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of that Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes for shareholders subject to tax as set forth herein and in the applicable Prospectus.

AS SET FORTH IN THE PROSPECTUSES, UNLESS YOU ELECT OTHERWISE IN WRITING, ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS FOR A CLASS OF SHARES ARE AUTOMATICALLY REINVESTED IN ADDITIONAL SHARES OF THE SAME CLASS OF THE PORTFOLIO AT NET ASSET VALUE (AS OF THE BUSINESS DAY FOLLOWING THE RECORD DATE). THIS AUTOMATIC REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS WILL REMAIN IN EFFECT UNTIL YOU NOTIFY THE FUND IN WRITING THAT EITHER THE INCOME OPTION (INCOME DIVIDENDS IN CASH AND CAPITAL GAINS DISTRIBUTIONS REINVESTED IN SHARES AT NET ASSET VALUE) OR THE CASH OPTION (BOTH INCOME DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS IN CASH) HAS BEEN ELECTED.

                                      TAXES

     The following is only a summary of certain additional federal income tax considerations generally affecting the Fund, Portfolios and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Fund, Portfolios or shareholders, and the discussion here and in the Prospectuses is not intended to be a substitute for careful tax planning.

     The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

     Each Portfolio within the Fund is generally treated as a separate corporation for federal income tax purposes. Thus, the provisions of the Code generally will be applied to each Portfolio separately, rather than to the Fund as a whole.

REGULATED INVESTMENT COMPANY QUALIFICATION

     Each Portfolio intends to qualify and elect to be treated for each taxable year as a regulated investment company ("RIC") under Subchapter M of the Code. In order to so qualify, each Portfolio must, among other things, (i) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income derived with respect to its business of investing in such stock, securities or currencies, including, generally, certain gains from options, futures and forward contracts; and (ii) diversify its holdings so that, at the end of each fiscal quarter of the Portfolio's taxable year, (a) at least 50% of the market value of the Portfolio's total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Portfolio's total assets or 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer or two or more issuers which the Portfolio controls and which are engaged in the same, similar, or related trades or businesses. For purposes of the 90% of gross income requirement described above, foreign currency gains will generally be treated as qualifying income under current federal income tax law. However, the Code expressly provides the U.S. Treasury with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to a RIC's business of investing in stock or securities (or options or futures with respect to stocks or securities). While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive application) that would treat some or all of a Portfolio's foreign currency gains as non-qualifying income.

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     For purposes of the 90% test described above, dividends received by a
Portfolio will be treated as qualifying income to the extent they are attributable to the issuer's current and accumulated earnings and profits. Distributions in excess of the distributing issuer's current and accumulated earnings and profits will first reduce the Portfolio's basis in the stock as a return of capital and will not qualify as gross income. Distributions in excess of the Portfolio's basis in the stock will qualify for the 90% test discussed above as the distribution will be treated as gain from the sale of stock. This gain will be capital gain if the Portfolio held the stock for more than a year.

     For purposes of the diversification requirement described above, the Portfolio will not be treated as in violation of such requirement as a result of a discrepancy between the value of its various investments and the diversification percentages described above, unless such discrepancy exists immediately following the acquisition of any security or other property and is wholly or partly the result of such acquisition. Moreover, even in the event of noncompliance with the diversification requirement as of the end of any given quarter, the Portfolio is permitted to cure the violation by eliminating the discrepancy causing such noncompliance within a period of 30 days from the close of the relevant quarter other than its first quarter following its election to be taxed as a RIC.

     The American Jobs Creation Act of 2004 (the "2004 Tax Act") provides that for taxable years of a RIC beginning after October 22, 2004, net income derived from an interest in a "qualified publicly traded partnership," as defined in the Code, will be treated as qualifying income for purposes of the Income Requirement in clause (i) above. In addition, for the purposes of the diversification requirements in clause (ii) above, the outstanding voting securities of any issuer includes the equity securities of a qualified publicly traded partnership, and no more than 25% of the value of a RIC's total assets may be invested in the securities of one or more qualified publicly traded partnerships. The 2004 Tax Act also provides that the separate treatment for publicly traded partnerships under the passive loss rules of the Code applies to a RIC holding an interest in a qualified publicly traded partnership, with respect to items attributable to such interest.

     In addition to the requirements described above, in order to qualify as a RIC, a Portfolio must distribute at least 90% of its investment company taxable income (which generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders. If a Portfolio meets all of the RIC requirements, it will not be subject to federal income tax on any of its investment company taxable income or capital gains that it distributes to shareholders.

     If a Portfolio fails to qualify as a RIC for any taxable year, all of its net income will be subject to tax at regular corporate rates (whether or not distributed to shareholders), and its distributions (including capital gains distributions) will be taxable as ordinary income dividends to its shareholders to the extent of the Portfolio's current and accumulated earnings and profits, and will be eligible for the corporate dividends-received deduction for corporate shareholders.

GENERAL TAX TREATMENT OF QUALIFYING RICS AND SHAREHOLDERS

     Each Portfolio intends to distribute substantially all of its net investment income (including, for this purpose, net short-term capital gains) to shareholders. Dividends from a Portfolio's net investment income generally are taxable to shareholders as ordinary income, whether received in cash or in additional shares. Under the "Jobs and Growth Tax Relief Reconciliation Act of 2003" (the "2003 Tax Act"), certain income distributions paid by each Portfolio to individual shareholders are taxed at rates equal to those applicable to net long-term capital gains (15%, or 5% for individuals in the 10% or 15% tax brackets). This tax treatment applies only if certain holding period requirements are satisfied by the shareholder and the dividends are attributable to qualified dividends received by the Portfolio itself. For this purpose, "qualified dividends" means dividends received by a Portfolio from certain United States corporations and qualifying foreign corporations, provided that the Portfolio satisfies certain holding period and other requirements in respect of the stock of such corporations. Distributions received from REITs are generally comprised of ordinary income dividends and capital gains dividends, which are generally passed along to shareholders retaining the same character and are subject to tax accordingly, as described above. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. Dividends received by a Portfolio from REITs are qualified dividends eligible for this lower tax rate only in limited circumstances. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2009. Thereafter, each Portfolio's dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional legislative action is taken.

     A dividend paid by a Portfolio to a shareholder will not be treated as qualified dividend income of the shareholder if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day

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period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

     You should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

     Dividends paid to you out of each Portfolio's investment company taxable income that are not attributable to qualified dividends generally will be taxable to you as ordinary income (currently at a maximum federal income tax rate of 35%, except as noted below) to the extent of each Portfolio's earnings and profits. Distributions to you of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxable to you as long-term capital gain, regardless of how long you have held your Fund shares.

     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held a Portfolio's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%.

     Each Portfolio will decide whether to distribute or to retain all or part of any net capital gains (the excess of net long-term capital gains over net short-term capital losses) in any year for reinvestment. Distributions of net capital gains are taxable to shareholders as a long-term capital gain regardless of how long shareholders have held their shares. Each Portfolio will send reports annually to shareholders regarding the federal income tax status of all distributions made for the preceding year. To the extent such amounts include distributions received from a REIT, they may be based on estimates and be subject to change as REITs do not always have the information available by the time these reports are due and can recharacterize certain amounts after the end of the tax year. As a result, the final character and amount of distributions may differ from that initially reported. If any such gains are retained, the Portfolio will pay federal income tax thereon, and, if the Portfolio makes an election, the shareholders will include such undistributed gains in their income, and will increase their tax basis in Portfolio shares by the difference between the amount of the includable gains and the tax deemed paid by the shareholder in respect of such shares. The shareholder will be able to claim their share of the tax paid by the Portfolio as a refundable credit.

     Shareholders generally are taxed on any ordinary dividend or capital gain distributions from a Portfolio in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December, to shareholders of record of such month and paid in January, then such amounts will be treated for tax purposes as received by the shareholders on December 31.

     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

     Gains or losses on the sale of securities by a Portfolio held as a capital asset will generally be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules described below may change the normal treatment of gains and losses recognized by a Portfolio when it makes certain types of investments. Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by a Portfolio.

     A gain or loss realized by a shareholder on the sale, exchange or redemption of shares of a Portfolio held as a capital asset will be capital gain or loss, and such gain or loss will be long-term if the holding period for the shares exceeds one year and otherwise will be short-term. Any loss realized on a sale, exchange or redemption of shares of a Portfolio will be disallowed to the extent the shares disposed of are replaced with substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss realized by a shareholder on the disposition of shares held 6 months or less is treated as a long-term capital loss to the extent of any distributions of net long-term capital gains received by the shareholder with respect to such

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shares or any inclusion of undistributed capital gain with respect to such shares. The ability to deduct capital losses may otherwise be limited under the Code.

     Each Portfolio will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses, including any available capital loss carryforwards) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income, prior to the end of each calendar year to avoid liability for federal excise tax, but can give no assurances that all such liability will be eliminated.

     The Fund may be required to withhold and remit to the U.S. Treasury an amount equal (as of the date hereof) to 28% of any dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholder (i) who has failed to provide a correct taxpayer identification number (generally an individual's social security number or non-individual's employer identification number) on the Account Registration Form; (ii) who is subject to backup withholding as notified by the Internal Revenue Service ("IRS"); or (iii) who has not certified to the Fund that such shareholder is not subject to backup withholding. This backup withholding is not an additional tax, and any amounts withheld would be sent to the IRS as an advance payment of taxes due on a shareholder's income for such year.

     Under certain tax rules, a Portfolio may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Portfolio receives no payments in cash on the securities during the year. To the extent that a Portfolio invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Portfolio level. Such distributions will be made from the available cash of the Portfolio or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. The Portfolio may realize a gain or loss from such sales. In the event a Portfolio realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

SPECIAL RULES FOR CERTAIN FOREIGN CURRENCY AND DERIVATIVES TRANSACTIONS

     In general, gains from foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies are currently considered to be qualifying income for purposes of determining whether the Portfolio qualifies as a RIC.

     Under Section 988 of the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts", and from unlisted options will be treated as ordinary income or loss under Section 988 of the Code. Also, certain foreign exchange gains or losses derived with respect to foreign fixed-income securities are also subject to Section 988 treatment. In general, therefore, Section 988 gains or losses will increase or decrease the amount of the Portfolio's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio's net capital gain.

     A Portfolio's investment in options, swaps and related transactions, futures contracts and forward contracts, options on futures contracts and stock indices and certain other securities, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. For example, over-the-counter options on debt securities and equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse or closing out of the option or sale of the underlying stock or security. By contrast, a Portfolio's treatment of certain other options, futures and forward contracts entered into by a Portfolio is generally governed by Section 1256 of the Code. These "Section 1256" positions generally include listed options on debt securities, options on broad-based stock indexes, options on securities indexes, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.

     When a Portfolio holds options or futures contracts which substantially diminish their risk of loss with respect to other positions (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Portfolio securities and conversion of short-term capital losses into long-term capital losses. Certain tax elections

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exist for mixed straddles (I.E., straddles comprised of at least one Section
1256 position and at least one non-Section 1256 position) which may reduce or eliminate the operation of these straddle rules.

     A Section 1256 position held by a Portfolio will generally be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the Fund's fiscal year, and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within a Portfolio. The acceleration of income on Section 1256 positions may require a Portfolio to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, a Portfolio may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources. Any or all of these rules may, therefore, affect the amount, character and timing of income earned and, in turn, distributed to shareholders by a Portfolio.

SPECIAL TAX CONSIDERATIONS RELATING TO MUNICIPAL BOND AND MUNICIPAL MONEY MARKET PORTFOLIOS

     Each of the Municipal Bond Portfolio and the Municipal Money Market Portfolio will qualify to pay "exempt-interest dividends" to its shareholders, provided that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of obligations the interest on which is exempt from federal income tax. Current federal tax law limits the types and volume of bonds qualifying for federal income tax exemption of interest, which may have an effect on the ability of these Portfolios to purchase sufficient amounts of tax-exempt securities to satisfy this requirement. Any loss on the sale or exchange of shares of the Municipal Bond Portfolio or the Municipal Money Market Portfolio held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the selling shareholder with respect to such shares.

     In addition, for the Municipal Bond Portfolio and the Municipal Money Market Portfolio, exempt-interest dividends are excludable from a shareholder's gross income for regular federal income tax purposes. Exempt-interest dividends may, nevertheless, be subject to the alternative minimum tax imposed by Section 55 of the Code (the "Alternative Minimum Tax"). The Alternative Minimum Tax is imposed at the rate of up to 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers, to the extent it exceeds the taxpayer's regular tax liability. The Alternative Minimum Tax may be affected by the receipt of exempt-interest dividends in two circumstances. First, exempt-interest dividends derived from certain "private activity bonds" issued after August 7, 1986, will generally be an item of tax preference and therefore potentially subject to the Alternative Minimum Tax. The Portfolios intend, when possible, to avoid investing in private activity bonds. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in
Section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the Alternative Minimum Tax.

     The percentage of income that constitutes exempt-interest dividends will be determined for each year for the Municipal Bond Portfolio and the Municipal Money Market Portfolio and will be applied uniformly to all dividends declared with respect to the Portfolios during that year. This percentage may differ from the actual percentage for any particular day.

     The deductibility of interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Municipal Bond Portfolio or the Municipal Money Market Portfolio will be limited for federal income tax purposes to the extent that any portion of such Portfolio's distributions consist of exempt-interest dividends. The deduction otherwise allowable to property and casualty insurance companies for "losses incurred" will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. Foreign corporations engaged in a trade or business in the United States will be subject to a "branch profits tax" on their "dividend equivalent amount" for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their "passive investment income," which could include exempt-interest dividends. Up to 85% of the Social Security benefits or railroad retirement benefits received by an individual during any taxable year will be included in the gross income of such individual if the individual's "modified adjusted gross income" (which includes exempt-interest dividends) plus one-half of the Social Security benefits or railroad retirement benefits received by such individual during that taxable year exceeds the base amount described in Section 86 of the Code.

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     Entities or persons who are "substantial users" (or persons related to
"substantial users") of facilities financed by industrial development bonds or private activity bonds should consult their tax advisors before purchasing shares of the Municipal Bond Portfolio or the Municipal Money Market Portfolio. "Substantial user" is defined generally for these purposes as including a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of such bonds.

     Issuers of bonds purchased by the Municipal Bond Portfolio (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Investors should be aware that exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with such covenants.

     The state and local tax consequences of an investment in either the Municipal Bond or Municipal Money Market Portfolios may differ from the federal consequences described above and shareholders are urged to consult their tax advisors with respect to such aspects.

SPECIAL TAX CONSIDERATIONS RELATING TO FOREIGN INVESTMENTS

     Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates that occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss to the Portfolio. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss to the Portfolio. These gains or losses increase or decrease the amount of a Portfolio's net investment income available to be distributed to its shareholders as ordinary income.

     It is expected that each Portfolio will be subject to foreign withholding taxes with respect to its dividend and interest income from foreign countries, and a Portfolio may be subject to foreign income taxes with respect to other income. So long as more than 50% in value of a Portfolio's total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Portfolio may elect to treat certain foreign income taxes imposed on it for federal income tax purposes as paid directly by its shareholders. A Portfolio will make such an election only if it deems it to be in the best interest of its shareholders and will notify shareholders in writing each year if it makes an election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders. If a Portfolio makes the election, shareholders will be required to include in income their proportionate share of the amount of foreign income taxes treated as imposed on the Portfolio and will be entitled to claim either a credit (subject to the limitations discussed below) or, if they itemize deductions, a deduction, for their shares of the foreign income taxes in computing their federal income tax liability.

     Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. Except in the case of the Active International Allocation, Emerging Markets Debt, Emerging Markets, International Real Estate, Global Franchise, Global Value Equity, International Equity, International Magnum and International Small Cap Portfolios, it is not expected that a Portfolio or its shareholders would be able to claim a credit for U.S. tax purposes with respect to any such foreign taxes. However, these foreign withholding taxes may not have a significant impact on such Portfolios, considering that each Portfolio's investment objective is to seek long-term capital appreciation and any dividend or interest income should be considered incidental.

     Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to a number of complex limitations regarding the availability and utilization of the credit. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by a Portfolio. Shareholders are urged to consult their tax advisors regarding the application of these rules to their particular circumstances.

     Investments in a foreign corporation that are considered to be a passive foreign investment company for federal income tax purposes may cause a Portfolio to accrue certain amounts as taxable income in advance of the receipt of cash.

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TAXES AND FOREIGN SHAREHOLDERS

     Taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation, or a foreign partnership ("Foreign Shareholder") depends on whether the income from the Portfolio is "effectively connected" with a U.S. trade or business carried on by such shareholder.

     If the income from a Portfolio is not effectively connected with a U.S. trade or business carried on by a Foreign Shareholder, distributions of investment company taxable income will generally be subject to U.S. withholding tax at the rate of 30% (or such lower treaty rate as may be applicable) upon the gross amount of the dividend. Furthermore, Foreign Shareholders will generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Portfolio, distributions of net long-term capital gains, and amounts retained by the Fund that are designated as undistributed capital gains.

     Under the provisions the 2004 Tax Act, dividends paid by a Portfolio to Foreign Shareholders that are derived from short-term capital gains and qualifying net interest income (including income from original issue discount and market discount), and that are properly designated by a Portfolio as "interest-related dividends" or "short-term capital gain dividends," will generally not be subject to U.S. withholding tax, provided that the income would not be subject to federal income tax if earned directly by the Foreign Shareholder. In addition, the 2004 Tax Act provides that distributions of a Portfolio attributable to gains from sales or exchanges of "U.S. real property interests," as defined in the Code and Treasury regulations (including gains on the sale or exchange of shares in certain "U.S. real property holding corporations," which may include certain REITs and certain REIT capital gain dividends) will generally cause the Foreign Shareholder to be treated as recognizing such gain as income effectively connected to a trade or business within the United States, generally subject to the rules described in the next paragraph below. Such distributions may be subject to U.S. withholding tax and may give rise to an obligation on the part of the Foreign Shareholder to file a federal income tax return. These provisions generally would apply to distributions with respect to taxable years of a Portfolio beginning after December 31, 2004 and before January 1, 2008.

     If the income from a Portfolio is effectively connected with a U.S. trade or business carried on by a Foreign Shareholder, then distributions from the Portfolio and any gains realized upon the sale of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens and residents or domestic corporations. In addition, Foreign Shareholders that are corporations may be subject to a branch profits tax.

     A Portfolio may be required to withhold federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the Foreign Shareholder complies with Internal Revenue Service certification requirements.

     The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described here. Furthermore, Foreign Shareholders are strongly urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Portfolio, including the potential application of the provisions of the Foreign Investment in Real Estate Property Tax Act of 1980, as amended.

STATE AND LOCAL TAX CONSIDERATIONS

     Rules of state and local taxation of dividend and capital gains from regulated investment companies often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules regarding an investment in the Fund.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

CONTROL PERSONS

     The following shareholders may be deemed to control the following Portfolios because they are record owners of 25% or more of the outstanding shares of that Portfolio of the Fund as of March 30, 2006. For each control person, the following provides the name, address and percentage of outstanding shares of such Portfolio owned.

ACTIVE INTERNATIONAL ALLOCATION: Morgan Stanley Dean Witter Inc., 2000 Westchester Ave Ld, Purchase, NY 10577, owned 70.53% of such Portfolio's total outstanding Class A shares.

Fidelity Investments Institutional Operations Co. FFIOC, 100 Magellan Way, KW1C, Covington, KY 41015, owned 53.41% of such Portfolio's total outstanding Class B shares.

EMERGING MARKETS PORTFOLIO: Fidelity Investments Institutional Operations Co. FIIOC, 100 Magellan Way, KW1C, Covington, KY 41015, owned 96.70% of such Portfolio's total outstanding Class B shares.

EMERGING MARKETS DEBT PORTFOLIO: Morgan Stanley & Co. Inc., 1585 Broadway, New York, NY 10036, owned 45.61% of such Portfolio's total outstanding Class A shares.

SBLI USA Mutual Life Insurance, 460 West 34th Street, Suite 800, New York, NY 10001, owned 44.50% of such Portfolio's total outstanding Class A shares.

Brenton D. Anderson, P.O. Box 663, Norwich, VT 05055, owned 43.53% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co. Inc., 1585 Broadway, New York, NY 10036, owned 33.83% of such Portfolio's total outstanding Class B shares.

FOCUS EQUITY PORTFOLIO: Morgan Stanley & Co. Inc., 1585 Broadway, New York, NY 10036, owned 76.98% of such Portfolio's total outstanding Class A shares.

The Vanguard Fiduciary Trust Co., P.O Box 2600, VM 613, Outside Funds, Valley Forge, PA 19482, owned 75.99% of such Portfolio's total outstanding Class B shares.

GLOBAL FRANCHISE PORTFOLIO: L-3 Communications Canada, Suite 410, Markham, Ontario Canada, 231 L3T7W3, owned 32.99% of such Portfolio's total outstanding Class A shares.

GLOBAL VALUE EQUITY PORTFOLIO: Fidelity Investments Institutional Operations Co. FIIOC, 100 Magellan Way, KW1C, Benefit Plan, Covington, KY 41015, owned 55.64% of such Portfolio's total outstanding Class A shares.

Fidelity Investments Institutional Operations Co. FIIOC, 100 Magellan Way, KW1C, Covington, KY 41015, owned 81.29% of such Portfolio's total outstanding Class B shares.

INTERNATIONAL EQUITY PORTFOLIO: National Financial Services, 200 Liberty Street, New York, NY 10281, owned 39.07% of such Portfolio's total outstanding Class B shares.

Fidelity Investments Institutional Operations Co. FIIOC, 100 Magellan Way, KW1C, Covington, KY 41015, owned 25.00% of such Portfolio's total outstanding Class B shares.

INTERNATIONAL GROWTH EQUITY PORTFOLIO: Morgan Stanley Investment Management, Controllers 19th floor, 195 Broadway, New York, NY 10007, owned 100.00% of such Portfolio's total outstanding Class A shares.

Morgan Stanley & Co. Inc., 1585 Broadway, New York, NY 10036, owned 79.15% of such Portfolio's total outstanding Class B shares.

INTERNATIONAL MAGNUM PORTFOLIO: Morgan Stanley Dean Witter Inc., 2000 Westchester Ave Ld, Purchase, NY 10577, owned 68.24% of such Portfolio's total outstanding Class A shares.

Thrivent Financial for Lutherans, 625 4th Avenue South, Minneapolis, MN 55415, owned 28.59% of such Portfolio's total outstanding Class A shares.

Fidelity Investments Institutional Operations Co. FIIOC, 100 Magellan Way, KW1C, Benefit Plans, Covington, KY 41015, owned 80.19% such Portfolio's total outstanding Class B shares.

INTERNATIONAL REAL ESTATE PORTFOLIO: Charles Schwab & Co., Inc., Attn. Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104, owned 26.90% of such Portfolio's total outstanding Class A shares.

National Financial Services, 200 Liberty Street, New York, NY 10281, owned 91.25% of such Portfolio's total outstanding Class B shares.

LARGE CAP RELATIVE VALUE PORTFOLIO: Fidelity Investments Institutional Operations Co. FIIOC, 100 Magellan Way, KW1C, Covington, KY 41015, owned 65.22% such Portfolio's total outstanding Class A shares.

Fidelity Investments Institutional Operations Co. FIIOC, 100 Magellan Way, KW1C, Covington, KY 41015, owned 98.65% such Portfolio's total outstanding Class B shares.

SMALL COMPANY GROWTH PORTFOLIO: Fidelity Investments Institutional Operations Co. FIIOC, 100 Magellan Way, KW1C, Covington, KY 41015, owned 56.81% such Portfolio's total outstanding Class B shares.

US REAL ESTATE PORTFOLIO: Merrill Lynch Trust Co., FBO: Qualified Retirement Plans, PO Box 1501, Pennington, NJ 08534-0671, owned 45.46% of such Portfolio's total outstanding Class B shares.

The Union Central Life Insurance Co., 1876 Waycross Road, Cincinatti, OH 45240, owned 31.67% of such Portfolio's Class B shares.

US LARGE CAP GROWTH PORTFOLIO: Morgan Stanley Dean Witter Inc., 2000 Westchester Ave Ld, Purchase, NY 10577, owned 66.28% of such Portfolio's total outstanding Class A shares.

Fidelity Investments Institutional Operations Co. FIIOC, 100 Magellan Way, KW1C, Covington, KY 41015, owned 45.57% such Portfolio's total outstanding Class B shares.

PRINCIPAL HOLDERS

     The following shareholders are record owners of 5% or more of the outstanding shares of any class of Portfolio shares as of March 30, 2006. For each principal holder, the following table provides the name, address and percentage of outstanding shares of such classes owned.

ACTIVE INTERNATIONAL ALLOCATION: Morgan Stanley & Co. Inc., 1585 Broadway, New York, NY 10036, owned 7.59% of such Portfolio's total outstanding Class A shares.

Fiserv Trust Company, 717 17th Street, Denver, CO 80202, owned 10.12% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co. Inc., 1585 Broadway, New York, NY 10036, owned 9.50% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co. Inc., 1585 Broadway, New York, NY 10036, owned 8.86% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co. Inc., 1585 Broadway, New York, NY 10036, owned 8.56% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co. Inc., 1585 Broadway, New York, NY 10036, owned 5.28% of such Portfolio's total outstanding Class B shares.

EMERGING MARKETS PORTFOLIO: Morgan Stanley & Co., P.O. Box 897, Pittsburgh, PA 60069, owned 21.14% of such Portfolio's total outstanding Class A shares.

The Bank of New York as Trustee for, New York State Deferred, One Wall Street, 12th Floor, New York, NY 10286, owned 10.25% of such Portfolio's total outstanding Class A shares.

Fidelity Investments Institutional Operations Co. FIIOC, 100 Magellan Way, KW1C, Covington, KY 41015, owned 8.46% such Portfolio's total outstanding Class A shares.

Northern Trust Securities, Inc., 50 South Lasalle Street, Chicago, IL 60675-0001, owned 5.52% of such Portfolio's total outstanding Class A shares.

The Vanguard Fiduciary Trust Co., PO Box 2600, VM 613 Outside Funds, Valley Forge, PA 19482, owned 5.25% of such Portfolio's Class A shares.

EMERGING MARKETS DEBT PORTFOLIO: Brown Brothers Harriman & Co, 6890024 Reinvest, 525 Washington Blvd, Jersey City, NJ, 07310, owned 17.05% of such Portfolio's total outstanding Class B shares.

Nan B Levy, 18 Mayfair Ln, Greenwich, CT 06831, owned 5.58% of such Portfolio's total outstanding Class B shares.

GLOBAL FRANCHISE PORTFOLIO: Morgan Stanley Dean Witter Inc., 2000 Westchester Ave Ld, Purchase, NY 10577, owned 10.23% of such Portfolio's total outstanding Class A shares.

The Kolberg Foundation Inc., 111 Radio Circle, Mount Kisco, NY 10549, owned 9.06% of such Portfolio's total outstanding Class A shares.

Morgan Stanley & Co., 1585 Broadway, New York, NY 10036, owned 7.97% of such Portfolio's total outstanding Class A shares.

Bireley's Orange Japan Sa, PO Box 1134, Panama, Republic of Panama, owned 6.59% of such Portfolio's total outstanding Class A shares.

Morgan Stanley & Co., 1585 Broadway, New York, NY 10036, owned 5.04% of such Portfolio's total outstanding Class A shares.

Morgan Stanley & Co., 1585 Broadway, New York, NY 10036, owned 10.21% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., 1585 Broadway, New York, NY 10036, owned 10.14% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., 1585 Broadway, New York, NY 10036, owned 9.39% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., 1585 Broadway, New York, NY 10036, owned 7.01% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., 1585 Broadway, New York, NY 10036, owned 6.40% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., 1585 Broadway, New York, NY 10036, owned 5.99% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., 1585 Broadway, New York, NY 10036, owned 5.17% of such Portfolio's total outstanding Class B shares.

GLOBAL VALUE EQUITY PORTFOLIO: Jupiter & Co., C/O Investors Bank & Trust, PO Box 9130 FPG90, Boston, MA 021179, owned 14.85% of such Portfolio's total outstanding Class A shares.

AIG Life of Bermuda, Ltd., Segregated Account Bermuda, Alta Advisors Investment Subaccount, PO Box HM152, American International Building, Hamilton, Bermuda, owned 13.40% of such Portfolio's total outstanding Class A shares.

The Vanguard Fiduciary Trust Co., MSDW Class B funds, PO Box 2600 VM 613, Valley Forge, PA 19482, owned 14.32% of such Portfolio's total outstanding Class B shares.

INTERNATIONAL EQUITY PORTFOLIO: Morgan Stanley & Co., Morgan Stanley Investment Management, One Tower Bridge, West Conshohocken, PA 60069, owned 8.78% of such Portfolio's total outstanding Class A shares.

Charles Schwab & Co. Inc., 101 Montgomery Street, Attn: Mutual Funds, San Francisco, CA 94104, owned 7.73% of such Portfolio's total outstanding Class A shares.

T Rowe Price Trust Co., Kimley-Horn,, PO Box 17215, Owings Mills, MD 21297, owned 11.82% of such Portfolio's total outstanding Class B shares.

The Vanguard Fiduciary Trust Co., FBO Nissan North America, PO Box 2600 VM 613, Valley Forge, PA 19482, owned 9.05% of such Portfolio's total outstanding Class B shares.

INTERNATIONAL GROWTH EQUITY PORTFOLIO: Morgan Stanley Investment Management, Controllers - 19th floor, 195 Broadway, New York, NY 10007, owned 20.85% of such Portfolio's total outstanding Class B shares.

INTERNATIONAL MAGNUM PORTFOLIO: Norwest Bank Colorado Custodian, Bayonne Hospital, 403B Tax Sheltered Plan, C/O Great West, 8515 East Orchard Road, Englewood, CO 80111, owned 10.67% of such Portfolio's total outstanding Class B shares.

Morgan Stanley Co, FBO Ronald S Gregg, PMB 95, Oxnard Ca 93035, owned 6.51% of such Portfolio's total outstanding Class B shares.

INTERNATIONAL REAL ESTATE PORTFOLIO: Wachovia Bank, N.A., 1525 West WT Harris Blvd, Charlotte, NC, 28262-8522, owned 12.38% of such Portfolio's total outstanding Class A shares.

The Annie E Casey Foundation Inc. 701 St Paul Street, Baltimore MD, 21202, owned 11.05% of such Portfolio's total outstanding Class A shares.

National Financial Services, 200 Liberty Street, New York, NY 10281, owned 10.87% of such Portfolio's total outstanding Class A shares.

JP Morgan Chase Bank, Trustee for the Alcon Defined Contribution, 3 Chase Metrotech Center, 5th floor, Att Steve Ryan, Brooklyn NY 11245, owned 6.79% of such Portfolio's total outstanding Class A shares.

National Investor Services, 55 Water Street, 32nd Floor, New York, NY 10041, owned 5.62% of such Portfolio's total outstanding Class A shares.

The Congregation of the Sisters of Charity of the Incarnate Word, Houston Tx, PO Box 230969, Houston TX 77223-0969, owned 5.32% of such Portfolio's total outstanding Class A shares.

Morgan Stanley & Co., 1585 Broadway, New York, NY 10036, owned 5.05% of such Portfolio's total outstanding Class B shares.

INTERNATIONAL SMALL CAP PORTFOLIO: Charles Schwab & Co. Inc., 101 Montgomery Street, Attn: Mutual Funds, San Francisco, CA 94104, owned 17.15% of such Portfolio's total outstanding Class A shares.

Morgan Stanley Dean Witter Inc., 2000 Westchester Ave Ld, Purchase, NY 10577, owned 13.27% of such Portfolio's total outstanding Class A shares.

National Financial Services, 200 Liberty Street, New York, NY 10281, owned 10.00% of such Portfolio's total outstanding Class A shares.

MONEY MARKET PORTFOLIO: FC Knoebel, PO Box 1929 The FCK-1 Trust Dtd 8/21/92, Evergreen, Co 80437-1929, owned 22.37% of such Portfolio's total outstanding Class A shares.

MUNICIPAL MONEY MARKET PORTFOLIO: Juanita K Waugh, PO Box 157, Brookston, IN 47923, owned 5.71% of such Portfolio's total outstanding Class A shares.

SMALL COMPANY GROWTH PORTFOLIO: Fidelity Investments Institutional Operations Co. FIIOC, 100 Magellan Way, KW1C, Covington, KY 41015, owned 23.01% such Portfolio's total outstanding Class A shares.

Morgan Stanley Dean Witter Inc., 2000 Westchester Ave Ld, Purchase, NY 10577, owned 12.53% of such Portfolio's total outstanding Class A shares.

Merrill Lynch Trust Co., FSB Trustee, Qualified Retirement Plans, PO Box 1542, Pennington, NJ 08534, owned 7.07% of such Portfolio's total outstanding Class A shares.

MG Trust Company, Trustee the Asset Show Production Services 401K, Suite 300, 700 17th Street, Denver, CO 80202, owned 6.59% of such Portfolio's total outstanding Class A shares.

Brian Drummond, C/O Miller Anderson & Sherrerd, One Tower Bridge, West Conshohocken, PA 19428, owned 5.13% of such Portfolio's total outstanding Class A shares.

T Rowe Price Trust Co., FBO: Retirement Plan Clients, PO Box 17215, Baltimore, MD 21297, owned 6.32% of such Portfolio's total outstanding Class B shares.

US REAL ESTATE PORTFOLIO: National Financial Services, 200 Liberty Street, New York, NY 10281, owned 21.38% of such Portfolio's total outstanding Class A shares.

Morgan Stanley Dean Witter Inc., 2000 Westchester Ave Ld, Purchase, NY 10577, owned 16.15% of such Portfolio's total outstanding Class A shares.

Morgan Stanley & Co., 1585 Broadway, New York, NY 10036, owned 12.66% of such Portfolio's total outstanding Class A shares.

Charles Schwab & Co. Inc., 101 Montgomery Street, Attn: Mutual Funds, San Francisco, CA 94104, owned 10.41% of such Portfolio's total outstanding Class A shares.

Linsco/Private Ledger Corp, One Beacon Street 22nd Floor, Boston, MA 02108, owned 6.30% of such Portfolio's total outstanding Class A shares.

T Rowe Price Trust Co., PO Box 17215, Baltimore, MD 21297, owned 6.61% of such Portfolio's total outstanding Class B shares.

US LARGE CAP GROWTH PORTFOLIO: Morgan Stanley & Co., 1585 Broadway, New York, NY 10036, owned 19.97% of such Portfolio's total outstanding Class A shares.

Nationwide Life Insurance, PO Box 182029, C/O IPO Portfolio Accounting, Columbus, OH 43218-2029, owned 19.35% of such Portfolio's total outstanding Class B shares

National Financial Services, 200 Liberty Street, New York, NY 10281, owned 12.02% of such Portfolio's total outstanding Class A shares.

                             PERFORMANCE INFORMATION

     The average annual compounded rates of return (unless otherwise noted) for the Fund's Portfolios for the 1-, 5- and 10-year periods ended December 31, 2005 and for the period from inception through December 31, 2005 are as follows:


                                                                  AVERAGE      AVERAGE      AVERAGE
                                      INCEPTION        ONE      ANNUAL FIVE   ANNUAL TEN  ANNUAL SINCE
NAME OF PORTFOLIO+                      DATE          YEAR         YEARS        YEARS      INCEPTION
------------------                    ---------       -----     -----------   ----------  ------------
Active International Allocation
Class A                                1/17/92        14.85%        5.08%        7.14%        7.51%
Class B                                1/02/96        14.67%        4.82%         N/A         6.88%
Emerging Markets
Class A                                9/25/92        34.54%       18.33%        9.09%       10.08%
Class B                                1/02/96        34.17%       18.03%         N/A         8.72%
Emerging Markets Debt
Class A                                2/01/94        12.78%       14.43%       12.59%       11.37%
Class B                                1/02/96        12.54%       14.19%         N/A        12.23%
Focus Equity
Class A                                3/08/95        17.60%       -0.09%       10.80%       13.51%
Class B                                1/02/96        17.30%       -0.34%         N/A        10.47%
Global Franchise
Class A                               11/28/01        11.91%         N/A          N/A        16.15%
Class B                               11/28/01        11.53%         N/A          N/A        15.81%
Global Value Equity
Class A                                7/15/92         5.81%        3.40%        9.12%       11.39%
Class B                                1/02/96         5.59%        3.13%         N/A         8.78%
International Equity
Class A                                8/04/89         6.45%        8.00%       11.72%       11.36%
Class B                                1/02/96         6.20%        7.77%         N/A        11.39%
International Magnum
Class A                                3/15/96        11.35%        3.70%         N/A         5.30%
Class B                                3/15/96        11.04%        3.42%         N/A         5.02%
International Real Estate
Class A                               10/01/97        15.52%       22.73%         N/A        14.78%
Class B                               10/01/97        15.22%       22.40%         N/A        14.49%
International Small Cap
Class A                               12/15/92        13.07%       15.38%       12.84%       13.64%
Large Cap Relative Value
Class A                                1/31/90        10.07%        4.28%       10.59%       11.06%
Class B                                1/02/96         9.81%        4.01%         N/A        10.22%
Money Market
Class A                               11/15/88         2.89%        1.92%        3.57%        4.39%
Municipal Money Market
Class A                                2/10/89         2.07%        1.29%        2.19%        2.78%
Small Company Growth
Class A                               11/01/89        13.55%        5.89%       13.65%       13.54%
Class B                                1/02/96        13.35%        5.65%         N/A        13.38%

                                                                  AVERAGE      AVERAGE      AVERAGE
                                      INCEPTION        ONE      ANNUAL FIVE   ANNUAL TEN  ANNUAL SINCE
NAME OF PORTFOLIO+                      DATE          YEAR         YEARS        YEARS      INCEPTION
------------------                    ---------       -----     -----------   ----------  ------------
U.S. Large Cap Growth
Class A                                4/02/91        15.72%       -0.60%        9.38%       10.95%
Class B                                1/02/96        15.41%       -0.86%         N/A         9.05%
U.S. Real Estate
Class A                                2/24/95        17.66%       19.46%       17.12%       17.73%
Class B                                1/02/96        17.37%       19.11%         N/A        16.71%

----------

+ The International Growth Equity Portfolio commenced operations on December 27, 2005. Performance information for the International Growth Equity Portfolio will be provided once the Portfolio has completed a full calendar year of operation. The Systematic Active Large Cap Core, Systematic Active Small Cap Core, Systematic Active Small Cap Growth and Systematic Active Small Cap Value Portfolios had not commenced operations as of December 31, 2005.

     The average annual compounded rates of return (after taxes on distributions) (unless otherwise noted) for the Funds Portfolios for the 1-, 5- and 10- year periods ended December 31, 2005 and for the period from inception through December 31, 2005 are as follows:


                                                                  AVERAGE      AVERAGE      AVERAGE
                                      INCEPTION        ONE      ANNUAL FIVE   ANNUAL TEN  ANNUAL SINCE
NAME OF PORTFOLIO+                      DATE          YEAR         YEARS        YEARS      INCEPTION
------------------                    ---------       -----     -----------   ----------  ------------
Active International Allocation
Class A                                1/17/92        14.46%        4.56%        5.19%        5.71%
Emerging Markets
Class A                                9/25/92        34.28%       18.32%        8.58%        9.33%
Emerging Markets Debt
Class A                                2/01/94        10.52%       11.36%        5.03%        4.23%
Focus Equity
Class A                                3/08/95        17.53%       -0.21%        7.61%        9.92%
Global Franchise
Class A                               11/28/01        10.75%         N/A          N/A        15.56%
Global Value Equity
Class A                                7/15/92         5.01%        2.95%        7.44%        9.52%
International Equity
Class A                                8/04/89         4.84%        6.94%        9.69%        9.70%
International Magnum
Class A                                3/15/96        11.04%        3.45%         N/A         4.66%
International Real Estate
Class A                               10/01/97        13.89%       21.63%         N/A        13.84%
International Small Cap
Class A                               12/15/92        10.40%       14.13%       11.07%       12.13%
Large Cap Relative Value
Class A                                1/31/90         9.38%        3.65%        7.08%        8.10%
Small Company Growth
Class A                               11/01/89        11.50%        5.41%        8.60%       10.38%
U.S. Large Cap Growth
Class A                                4/02/91        15.68%       -0.68%        7.38%        8.80%
U.S. Real Estate
Class A                                2/24/95        14.49%       17.07%       14.03%       14.63%

----------

+ The International Growth Equity Portfolio commenced operations on December 27, 2005. Performance information for the International Growth Equity Portfolio will be provided once the Portfolio has completed a full calendar year of operation. The Systematic Active Large Cap Core, Systematic Active Small Cap Core, Systematic Active Small Cap Growth and Systematic Active Small Cap Value Portfolios had not commenced operations as of December 31, 2005.

     The average annual compounded rates of return (after taxes on distributions and redemption) (unless otherwise noted) for the Funds Portfolios for the one year, five year, and ten year periods ended December 31, 2005 and for the period from inception through December 31, 2005 are as follows:


                                                                  AVERAGE      AVERAGE      AVERAGE
                                      INCEPTION        ONE      ANNUAL FIVE   ANNUAL TEN  ANNUAL SINCE
NAME OF PORTFOLIO+                      DATE          YEAR         YEARS        YEARS      INCEPTION
------------------                    ---------       -----     -----------   ----------  ------------
Active International Allocation
Class A                                1/17/92         9.74%        4.09%        5.05%        5.52%
Emerging Markets
Class A                                9/25/92        22.83%       16.32%        7.77%        8.60%
Emerging Markets Debt
Class A                                2/01/94         8.30%       10.58%        5.65%        4.85%
Focus Equity
Class A                                3/08/95        11.43%       -0.12%        7.53%        9.71%
Global Franchise
Class A                               11/28/01         9.43%         N/A          N/A        14.18%
Global Value Equity
Class A                                7/15/92         4.94%        2.80%        7.23%        9.19%
International Equity
Class A                                8/04/89         5.93%        6.60%        9.38%        9.38%
International Magnum
Class A                                3/15/96         7.54%        3.09%         N/A         4.32%
International Real Estate
Class A                               10/01/97        11.18%       19.67%         N/A        12.69%
International Small Cap
Class A                               12/15/92        11.75%       13.22%       10.58%       11.60%
Large Cap Relative Value
Class A                                1/31/90         7.46%        3.41%        7.27%        8.08%
Small Company Growth
Class A                               11/01/89        10.49%        4.99%        8.66%       10.17%
U.S. Large Cap Growth
Class A                                4/02/91        10.27%       -0.53%        7.04%        8.43%
U.S. Real Estate
Class A                                2/24/95        14.25%       15.93%       13.33%       13.93%

----------

+ The International Growth Equity Portfolio commenced operations on December 27, 2005. Performance information for the International Growth Equity Portfolio will be provided once the Portfolio has completed a full calendar year of operation. The Systematic Active Large Cap Core, Systematic Active Small Cap Core, Systematic Active Small Cap Growth and Systematic Active Small Cap Value Portfolios had not commenced operations as of December 31, 2005.

CALCULATION OF YIELD FOR NON-MONEY MARKET AND MUNICIPAL MONEY MARKET PORTFOLIOS

     The current yields for the Emerging Markets Debt Portfolio for the 30-day period ended December 31, 2005 were as follows:


                                                     CLASS A   CLASS B
PORTFOLIO NAME                                        SHARES    SHARES
--------------                                       -------   -------
Emerging Markets Debt                                  5.50%     5.17%

These figures were obtained using the following formula:

     Yield  =  2[(a - b + 1)6 - 1]
               -------------------
                        cd

CALCULATION OF YIELD FOR MONEY MARKET AND MUNICIPAL MONEY MARKET PORTFOLIOS

     The current yields of the Money Market and Municipal Money Market Portfolios for the 7-day period ended December 31, 2005 were 3.94% and 3.02%, respectively. The effective yields of the Money Market and Municipal Money Market Portfolios for the 7-day period ended December 31, 2005 were 4.01% and 3.07%, respectively.

TAXABLE EQUIVALENT YIELDS FOR THE MUNICIPAL MONEY MARKET PORTFOLIO


                                         FEDERAL
SAMPLE LEVEL OF TAXABLE INCOME            INCOME            TAXABLE EQUIVALENT RATES BASED ON TAX-EXEMPT YIELD OF:
--------------------------------------     TAX      ----------------------------------------------------------------------
JOINT RETURN          SINGLE RETURN      BRACKETS    3%      4%     5%      6%      7%       8%      9%      10%      11%
------------          ----------------   --------   ----    ----   ----    ----   ------   ------  ------   ------  ------
$0-14,600             $0-7,300              10%     3.33%   4.44%  5.56%   6.67%   7.78%    8.89%  10.00%   11.11%  12.22%
$14,600,-59,400       $7,300-29,700         15%     3.53%   4.71%  5.88%   7.06%   8.24%    9.41%  10.59%   11.76%  12.94%
$59,400-119,950       $29,700-71,950        25%     4.00%   5.33%  6.67%   8.00%   9.33%   10.67%  12.00%   13.33%  14.67%
$119,950-182,800      $71,950-150,150       28%     4.17%   5.56%  6.94%   8.33%   9.72%   11.11%  12.50%   13.89%  15.28%
$182,800-326,450      $150,150-326,450      33%     4.48%   5.97%  7.46%   8.96%  10.45%   11.94%  13.43%   14.93%  16.42%
over $326,450         over $326,450         35%     4.62%   6.15%  7.69%   9.23%  10.77%   12.31%  13.85%   15.38%  16.92%

----------

Note: Net amount subject to 2005 Federal Income Tax after deductions and exemptions, not indexed for 2003 income tax rates.

     The taxable equivalent yield and the taxable equivalent effective yield for the Municipal Money Market for the seven days ended December 31, 2005, assuming the same tax rate, were 4.65% and 4.72%, respectively.

                              FINANCIAL STATEMENTS

     The Fund's audited financial statements for the fiscal year ended December 31, 2005, including notes thereto and the report of Ernst & Young LLP, independent registered public accounting firm, are herein incorporated by reference from the Fund's Annual Report. A copy of the Fund's Annual Report to Shareholders must accompany the delivery of this SAI. The Systematic Active Large Cap Core, Systematic Active Small Cap Core, Systematic Active Small Cap Growth and Systematic Active Small Cap Value Portfolios were not operational as of December 31, 2005.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

I.  EXCERPTS FROM MOODY'S DESCRIPTION OF BOND RATINGS:

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than Aaa securities. A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future. Baa--Bonds which are rated Baa are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the security ranks at a higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of that generic rating category.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

II.  EXCERPTS FROM S&P'S DESCRIPTION OF BOND RATINGS:

     AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest. AA--Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree. A--Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

     BB, B, CCC, CC AND C: Debt rated BB, B, CCC, CC and C is regarded, on balance, as having significant speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions. C--The rating C may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. D--Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

III. DESCRIPTION OF MOODY'S RATINGS OF STATE AND MUNICIPAL NOTES: Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). Symbols used are as follows:
     MIG-1--best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing, MIG-2--high quality with margins of protection ample although not so large as in the preceding group; MIG-3--favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades.

IV. DESCRIPTION OF MOODY'S HIGHEST COMMERCIAL PAPER RATING: Prime-1 ("Pl") -Judged to be of the best quality and have a superior ability for repayment. Their short-term debt obligations carry the smallest degree of investment risk.

V. EXCERPT FROM S&P'S RATING OF MUNICIPAL NOTE ISSUES: SP-l+--very strong capacity to pay principal and interest; SP-2--satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic consequences; SP-3--speculative capacity to pay principal and interest.

VI. DESCRIPTION OF S&P'S HIGHEST COMMERCIAL PAPER RATINGS: A-l+ -- this designation indicates the degree of safety regarding timely payment is extremely strong. A-1--this designation indicates the degree of safety regarding timely payment is strong.

VII. EXCERPTS FROM FITCH IBCA BOND RATINGS:

     AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is highly unlikely to be affected by foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong. Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short term debt of these issuers is generally rated "-,+".

     A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

     B: Bonds are considered highly speculative. Financial commitments are currently being met; however, capacity for continued repayment of principal and interest is contingent upon a sustained, favorable business and economic environment.

     CCC: Bonds may possibly default. The ability to meet obligations requires sustained business and economic environment.

     CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable.

     C: Bonds are in imminent default in payment of interest or principal.

     DDD, DD AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

     Plus (+) Minus(-) Plus and minus signs are used with a rating symbol to indicate the relative status of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" rating category or to categories below "CCC."

                                       A-2